UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

MassMutual

Annual Report

MML Series Investment Fund II

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2023

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund II Annual Report – Economic and Market Overview (Unaudited)

December 31, 2023
Global markets continue to reward retirement investors
During the fiscal year ended December 31, 2023, U.S. stocks were up over 26%, in a market environment where the U.S. Federal Reserve (the “Fed”) raised interest rates by another 1% in an effort to combat heightened inflation by curtailing economic activity. Stocks in foreign developed markets and emerging markets also experienced significant gains during the fiscal year, aided somewhat by a weaker U.S. dollar. Global stock gains during the period were driven by a resilient consumer, surprisingly strong economic activity, rising investment in the generative artificial intelligence (“AI”) revolution, and investors’ improving earnings expectations. U.S. bond investors experienced positive returns in a still-rising interest rate environment during the period, thanks to high bond yields and the slower pace in interest rate hikes by the Fed.
Market Highlights
•
For the reporting period from January 1, 2023 through December 31, 2023, U.S. stocks were up over 26%, in a market environment where economic activity remained strong, inflation pressures eased, and market expectations were that the Fed was slowing its pace of interest rate increases.

•
The first quarter of 2023 was broadly a continuation of the prior quarter, as concern generally continued to lessen regarding high inflation, high interest rates, high energy prices, and a global recession. Performance during the quarter was aided by the excitement around generative AI. Investors remained generally enthusiastic, notwithstanding a relatively unexpected banking crisis in March, which resulted in the takeover of certain U.S. regional banks by U.S. regulators and the bailout of Credit Suisse Group by the Swiss government.

•
In the second quarter of 2023, global stocks exhibited strength thanks in part to a resilient U.S. economy, receding inflationary pressures, banking sector stability, and the resolution of the debt ceiling crisis.

•
The third quarter of 2023 was difficult for global stocks and bonds, as investors grew increasingly concerned over inflation, a possible U.S. government shutdown, and higher prolonged interest rates from the Fed.

•
In the fourth quarter of 2023, investors experienced a stock market rally, as concerns over inflation and the potential of a recession lessened with reduced inflation readings and resilient economic growth.

•	Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by falling energy costs, a resilient consumer, and the weakening of the U.S. dollar.
•	During the period, U.S. bond investors experienced positive returns as the rising interest rate environment persisted, thanks to high bond yields and the slower pace of interest rate hikes by the Fed.
Market Environment
For the fiscal year beginning on January 1, 2023, global stock investors experienced significant gains. During this period, U.S. stock prices rose sharply in response, with the S&P 500® Index (“S&P 500”)1 entering bull market territory after rising more than 26% from its previous year highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation during the period. Consumer sentiment rose sharply, up 8.1% in the period,2 aided by lower
1The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the Index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
2November 2023, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, December 22, 2023.

1

MML Series Investment Fund II Annual Report – Economic and Market Overview (Unaudited) (Continued)

inflation, low unemployment, and positive wage growth. In MassMutual’s view, the strong economic growth may be unsustainable, as more Americans are borrowing to make ends meet, resulting in consumer loan levels at record highs, having increased by 4.2% year-over-year.3
As a result, the broad-market S&P 500 rose 26.29% for the period. The technology-heavy NASDAQ Composite Index4 performed even better, rising 44.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM5 Index was up 16.18% for the period. During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. The information technology and communication services sectors were each up by 50% or more for the period. The utilities sector was the weakest performer for the fiscal year, down 7.08% over the period, hurt by the sharp rise in interest rates that made stock dividend yields less attractive. The energy sector also ended the period in the red, declining 1.33% due to rising supply and falling demand.
Developed international markets, as measured by the MSCI EAFE® Index,6 underperformed their domestic peers, ending the fiscal year up 18.24%, helped by the strong performance of certain Japanese companies. Although emerging-market stocks, as measured by the MSCI Emerging Markets Index,7 also rose sharply, ending up 9.83% for the period, the weak performance of certain Chinese companies hindered overall emerging-market stock performance. Investors shifted toward developed international and away from emerging-market stocks during the period in response to a more resilient consumer and stronger-than-expected economic activity.
Bond yields, though volatile during the period, started and ended the fiscal year with the 10-year U.S. Treasury bond yield at 3.88%, with a high of 4.98% and a low of 3.30%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period up 5.53%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index,9 which tracks investment-grade corporate bonds, ended the period with an 8.52% gain. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended the period higher, rising 13.44%.
3November 2023, Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, December 29, 2023.
4The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests, and tracking stocks. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
5The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
6The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
7The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
8The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
9The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
10The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2

MML Series Investment Fund II Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy
At MassMutual, looking out for each other isn’t just a nice idea; it’s how we’ve done business for more than 170 years. Since 1851, we’ve had a single purpose: to help people secure their future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly, with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.
The information provided is the opinion of MML Investment Advisers, LLC (“MML Advisers”) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.
Underwriter: MML Distributors, LLC (“MMLD”), Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to the Funds by MML Advisers. MMLD and MML Advisers are subsidiaries of MassMutual.
© 2024 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

3

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?
This Fund seeks a high total return. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s subadviser determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs the Fund’s subadviser will consider for investment by the Fund will provide exposures to U.S. equity securities or to fixed-income securities. The ETFs are advised by an affiliate of the Fund’s subadviser. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 17.62%, underperforming the 26.29% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed the 5.53% return of the Bloomberg U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund outperformed the 13.92% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund underperformed the 17.71% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
The Fund is designed to achieve the return of a strategic asset allocation to a portfolio comprised of 60% U.S. equities and 40% fixed income securities. The Fund is rebalanced quarterly back to predetermined strategic weights. Because the Fund’s investment approach is implemented with passively managed bond and stock exchange-traded funds (ETFs), Fund management typically does not make underweight or overweight allocations to individual securities, sectors, or asset classes.
For the one-year period ended December 31, 2023, the Fund outperformed the bond component’s benchmark, primarily due to the Fund’s small overweight to investment-grade and high-yield corporate bonds, relative to the benchmark. The stock component of the Fund underperformed due to its small overweight to small- and mid-cap stocks, which underperformed the stock component’s benchmark during the year. The Fund’s strategic overweights were designed to capture the yield premium of corporate bonds versus U.S. Treasuries and the return premium of small-cap versus large-cap stocks.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. For the one-year period ended December 31, 2023, the Fund did not have material exposure to derivatives.
Subadviser outlook
BlackRock believes that the new market regime that we experienced in 2023 will persist. First, Fund management observes that markets showed increased flip-flopping between different macro narratives, which makes it more difficult to predict how new information will be received by the markets. Second, in Fund management’s view, the heightened volatility and dispersion across the market is creating new opportunities to invest in an increasingly granular way. Third, Fund management believes that the buzz around artificial intelligence will play an enhanced role within the markets, both now and in the future. Even though the overall market finished 2023 with strong returns, Fund management believes that there are still pockets of opportunity in both stocks and bonds that have yet to experience a rebound, which, in Fund management’s view, presents investors with attractive valuations to deploy capital.
Looking to 2024, since the Fund’s portfolio allocation is designed to deliver broad exposure to bond and stock markets, Fund management expects the Fund to achieve similar performance to that of its blend benchmark.

4

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/23
iShares Core S&P Total US Stock Market ETF	30.1%
iShares Core S&P 500 ETF	27.4%
iShares Core Total USD Bond Market ETF	15.8%
iShares Core U.S. Aggregate Bond ETF	15.8%
iShares iBoxx High Yield Corporate Bond ETF	3.8%
iShares 5-10 Year Investment Grade Corporate Bond ETF	3.8%
iShares Core S&P Mid-Cap ETF	2.2%
iShares Core S&P Small-Cap ETF	1.0%
99.9%

MML Blend Fund Sector Table (% of Net Assets) on 12/31/23
Mutual Funds	99.9%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

5

TABLEOF CONTENTS

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	02/03/1984	17.62%	9.10%	7.55%
Service Class	08/15/2008	17.32%	8.83%	7.29%
S&P 500 Index*		26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%
Lipper Balanced Fund Index		13.92%	8.42%	6.43%
Custom Balanced Index		17.71%	10.09%	8.14%

*	Benchmark
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

6

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who are the Fund’s subadvisers?
The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Bonds may include fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage- and asset-backed securities, bank loans, and money market instruments. The Fund’s subadvisers are Western Asset Management Company, LLC (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 7.99%, outperforming the 5.53% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the Fund’s interest rate positioning strategies and spread sector exposures (i.e., its exposure to investment-grade corporate bonds and other non-Treasury bonds), in aggregate, contributed to performance. In terms of interest rate positioning, during the reporting period, the Fund had more interest rate exposure (duration) than the benchmark, which initially detracted from performance as U.S. Treasury (UST) yields significantly rose during the second and third quarters of the year; however, a long duration positioning was beneficial during the latter part of the year as yields plunged. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) In terms of the yield curve, some segments steepened, but the full yield curve flattened. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Thus, the Fund’s yield curve positioning, which was focused on an overweight to the back end of the curve and an underweight at the very front end, significantly contributed to returns.
In terms of spread sector exposures, the Fund’s overweight exposure to emerging markets significantly contributed to performance during the reporting period, due to favorable exposures to emerging market (EM) currencies and local rates as well as an overweight exposure to U.S. dollar (USD)-denominated EM bonds as spreads tightened. Overweight exposures to corporate credits, both investment-grade and high-yield, also significantly contributed to performance, as credit spreads tightened during the reporting period. (Credit spreads are the differences in yields between comparable bonds, with narrowing spreads often indicating improving private creditworthiness.) Overweight positioning to structured products contributed to performance, mainly due to non-agency residential mortgage-backed securities (RMBS) and ABS exposures, though CMBS spreads slightly detracted. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Finally, tactical positioning in agency MBS, which was raised from neutral to overweight during the reporting period, contributed to performance, as spreads stabilized and eventually tightened later in the period. In terms of detractors, the main hindrance to performance was the portfolio’s non-U.S. developed market exposures, mainly due to currency exposures, as the USD generally appreciated during the period.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Fund used a combination of U.S. Treasury, Eurodollar, Secured Overnight Financing Rate (SOFR; a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities), and non-U.S. interest rate futures, options, and swaps to manage its overall duration and yield curve exposure, overall interest rate sensitivity, and exposures to certain international bond markets as well as to manage against anticipated changes in interest rates. The Fund used credit default swaps on investment-grade and

7

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

high-yield indexes to adjust exposures to credit sectors. The Fund also used currency forwards and options to adjust exposures to various foreign currencies. Currency forwards are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. In aggregate, the Fund’s use of derivatives contributed to performance during the period.
Subadviser outlook
Western Asset notes that global growth continues to downshift, led by Europe, the U.K., and China. In the U.S., Fund management anticipates that growth has the potential to slow further in 2024, while still avoiding a recession. On the inflation front, Fund management believes that weaker demand for manufacturing and services across a number of countries and deflationary pressures in China are easing price pressures globally. In Fund management’s view, this macro backdrop is supportive for EM, particularly in Latin America, which we expect to outperform. Other spread sectors such as high-yield, bank loans, and select areas of the MBS space offer attractive yield, but Fund management acknowledges their vulnerability to unanticipated shifts in central bank policy, macro-related sentiment, and unanticipated geopolitical developments. Fund management believes that lingering concerns over a “higher-for-longer” rate environment – driven by factors such as stronger-than-expected growth in the US, increased UST supply to cover a growing fiscal deficit and inflation remaining above respective central bank targets – may have the potential to lead to episodes of heightened market volatility.

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
Corporate Debt	38.4%
U.S. Government Agency Obligations and Instrumentalities*	35.1%
Non-U.S. Government Agency Obligations	13.4%
Sovereign Debt Obligations	6.5%
Bank Loans	2.9%
U.S. Treasury Obligations	1.5%
Purchased Options	0.1%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

8

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	7.99%	0.97%	1.46%
Service Class I	05/15/2015	7.79%	0.72%	1.21%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.37%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?
The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (ADRs), including emerging market securities. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 35% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 65% of the Fund’s portfolio, as of December 31, 2023.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 9.32%, underperforming the 11.46% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
Within the T. Rowe Price component of the Fund, for the one-year period ended December 31, 2023, the communication services sector was a notable detractor from relative performance due to an underweight allocation, relative to the benchmark, and unfavorable stock picks within the sector. Not owning Meta, the parent company of Facebook, was a notable headwind, as the stock rose significantly following a renewed focus on cost discipline and other idiosyncratic drivers in the beginning of 2023. The consumer staples sector also hindered relative returns, owing to an overweight allocation to the sector, coupled with unfavorable stock choices within the sector. Turning to the positive, stock selection in the information technology sector contributed to relative performance during the period. Owning shares of American semiconductor company Broadcom benefited T. Rowe Price, as the stock had a reasonable starting valuation and extended lead times. Further, Broadcom’s favorable positioning for AI helped propel shares, as enthusiasm toward AI gained momentum during the year. The industrials and business services sector further contributed to relative returns during the period due to security selection. Fund component holding General Electric (GE) is a global multi-industrial company operating in three segments: aviation, power, and renewables. Over the year, GE trended upward, as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables, and a successful spin-off of its health care business.
With respect to the Brandywine Global component of the Fund, for the one-year period ended December 31, 2023, the Fund component’s relative performance was hampered because it did not own the expensive and higher valuation companies in the benchmark that buoyed the markets overall. The Fund did not own Google, which was up over 38% for the year, or Facebook parent Meta Platforms (Meta), which returned an impressive 140% for the year. Both companies were removed from the value benchmark midway through the year during the annual rebalancing; they accounted for nearly two-thirds of Brandywine Global’s underperformance for the year. The price of oil dropped last year and ended 2023 lower, despite supply reductions from Organization of the Petroleum Exporting Countries (OPEC) and Russia in the third quarter, which caused a temporary spike. This sector (i.e., the energy sector) was another market segment that Brandywine Global was on the wrong side of during 2023. The Fund component began the year and maintained an overweight to the sector after energy’s robust performance in 2022. Nevertheless, the impact in the final quarter of 2023 was so profound that the energy sector went from being a top performer at the start of the reporting period to the second-worst in the Fund component by the end of the reporting period. Despite a sharp rise in interest rates and mortgage financing costs, homebuilders had a fantastic year due to the persistence of inventory shortages. The Fund component’s overweight to homebuilders helped offset some of the shortfall from Meta and produced the largest relative outperformance relative to the benchmark. The technology sector was positively impacted from the burgeoning effects of artificial intelligence (AI) and the tremendous demand for semiconductor equipment and materials. Applied Materials, Lam research, and KLA Corp were Fund component holdings that outperformed in 2023.

10

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
Brandywine Global notes that, in its view, fears of a recession abated quickly in the fourth quarter of 2023, following a drop in inflation, while the Federal Reserve (the “Fed”) held rates steady, prompting many in the market to anticipate potential interest rate cuts in 2024. Helping the economic picture during the reporting period was declining oil prices, interest rates, and mortgage rates, which fell sharply from their highs. The stock market surged late in the year, anticipating the Fed to reverse course early and quickly in 2024, with rate cuts to potentially keep fueling the party. Although higher-quality and lower-valuation investing has been out of favor in the last fiscal year, Fund management believes that being wed to quality and higher return-on-equity stocks may help the Fund outperform, especially in conditions with a wide spread between value and growth within larger-capitalization companies.
T. Rowe Price observed that the market generated strong returns over the course of 2023, and high-beta names had a strong bid during the fourth quarter. Given the concentrated nature of the market over the previous year, and the strong performance of growth stocks relative to value names, Fund management believes that valuation may be a more important component of market returns moving forward. Further, Fund management notes that the recent strength of higher-beta stocks has left behind more defensive holdings, in their view, potentially presenting an opportunity to lean into those names, which T. Rowe Price believes could help support the Fund over time.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
JP Morgan Chase & Co.	4.4%
Exxon Mobil Corp.	2.9%
Chevron Corp.	2.2%
Merck & Co., Inc.	2.0%
Elevance Health, Inc.	2.0%
Johnson & Johnson	1.9%
Bank of America Corp.	1.8%
AbbVie, Inc.	1.7%
Philip Morris International, Inc.	1.5%
ConocoPhillips	1.4%
21.8%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/23
Consumer, Non-cyclical	23.8%
Financial	23.3%
Energy	12.0%
Industrial	11.1%
Technology	9.4%
Consumer, Cyclical	7.0%
Communications	5.9%
Utilities	3.3%
Basic Materials	2.8%
Mutual Funds	0.6%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

11

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/31/1973	9.32%	11.99%	8.34%
Service Class	08/15/2008	9.05%	11.71%	8.07%
Russell 1000 Value Index		11.46%	10.91%	8.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?
The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser and sub-subadviser invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Russell 1000® Invesco Dynamic Multifactor Index* (the “Index”). The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers) and its sub-subadviser is Invesco Capital Management LLC (ICM) (together with Invesco Advisers, “Invesco”).
*
The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTS Russell® ,” “Russell 1000®” and “Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 20.97%, underperforming, by a wide margin, the 26.53% return of the Russell 1000 Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Fund underperformed the 21.86% return of the Index, which reflects a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000 Index.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the Fund was in the “recovery” regime for the months of January, February, July, and August; in the “contraction” regime for the months of March through June; and in the “expansion” regime for the months September through December. The macro regime framework did not tilt toward the “slowdown” regime for any portion of the year.
From March through June 2023, the “contraction” regime tilted the Fund toward companies exhibiting low volatility, quality, and momentum factor characteristics. The “recovery” regime in July and August 2023 tilted the Fund toward companies exhibiting (small) size and value factor characteristics, and the “expansion” regime in September and October 2023 tilted the Fund toward companies exhibiting (small) size, value, and momentum factor characteristics. The progression of regime shifts throughout the period, and resulting factor exposures, proved to be a headwind, as the Fund underperformed the individual factor index returns. From a sector allocation standpoint, an underweight allocation to information technology, relative to the benchmark, and an overweight in health care and consumer staples were the largest detractors from relative performance. From a security selection standpoint, underweight exposure to NVIDIA and Microsoft, and overweight exposure to Exxon Mobil were the largest detractors from relative performance.
The Fund’s “recovery” positioning resulted in a tailwind to performance during November and December, spurred by outperformance of smaller-capitalization stocks, with cooling inflation and what could be the end of the tightening cycle.
Sector weights vary widely from regime to regime, as do the individual securities held within those sectors. It should be noted that while the Fund does not actively select individual securities, it is possible for a company to be consistently either overweight or underweight, depending on its various factor scores.

13

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
Fund management reevaluates the economic signals on a monthly basis, and as of year-end of 2023, the regime switched to a “recovery” regime. Fund management notes that leading economic indicators deteriorated further as 2023 came to a close and moved below its long-term trend. Fund management expects to continue to evaluate this decision monthly and modify exposures as the Fund’s regime indicators warrant.

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/23
Builders FirstSource, Inc.	0.9%
Marathon Petroleum Corp.	0.9%
PulteGroup, Inc.	0.8%
Jabil, Inc.	0.7%
CDW Corp.	0.7%
Lennar Corp. Class A	0.7%
Cardinal Health, Inc.	0.7%
DR Horton, Inc.	0.7%
Expedia Group, Inc.	0.6%
Reliance Steel & Aluminum Co.	0.6%
7.3%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/23
Financial	18.2%
Industrial	17.3%
Technology	17.0%
Consumer, Cyclical	16.0%
Consumer, Non-cyclical	11.9%
Communications	6.8%
Energy	5.9%
Basic Materials	4.6%
Utilities	2.1%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

14

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015	Since Inception 10/13/2017
Class II	05/15/2015	20.97%	13.77%	11.69%
Service Class I	05/15/2015	20.62%	13.49%	11.41%
Russell 1000 Index*		26.53%	15.52%	11.64%
Russell 1000 Invesco Dynamic Multifactor Index**		21.86%	17.53%		14.63%

*	Benchmark
**	Since 10/13/2017
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

15

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?
The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Barings International Investment Limited (BIIL).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 13.21%, underperforming the 13.44% return of the Bloomberg U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, continued resilience in macroeconomic data as well as corporate fundamentals combined with moderating inflation drove strong absolute returns across high-yield markets. Intermediate and long-term rates finished at or below prior-year levels as expectations for Federal Open Market Committee (FOMC) interest rate cuts in 2024 increased into year-end.
After lagging in the prior year, lower-rated assets outperformed higher-rated bonds in 2023 due to spread compression. (Credit spreads are the differences in yields between comparable bonds, with narrowing spreads often indicating improving private creditworthiness.) The Fund’s overweight allocation to lower-rated bonds, relative to the benchmark, added to the Fund’s relative performance, as did strong security selection within higher-rated credits during the period. These results were partially mitigated by the adverse impact of an overweight to BBB rated bonds, which lagged the broad high-yield market. In addition, the prior-year tailwind of positive technical factors continued, as the U.S. high-yield market shrank year-over-year, as upgrades to investment-grade, calls, tenders, and maturities outweighed downgrades from investment-grade and new supply.
By sector, negative selection within the consumer non-cyclical space detracted from the Fund’s full-year results, while strong selection within capital goods and technology drove performance. Strong selection within consumer cyclical offset the negative impact of an underweight to consumer cyclical, while adverse selection within consumer non-cyclical also detracted. Cash balances also detracted from relative performance given strong market returns.
With respect to specific Fund holdings, the Fund’s largest detractors during the year were Dish DBS, a cable television services provider; First Quantum, a metals and mining company; and Consolidated Communications, a telecommunications provider.
Subadviser outlook
Barings believes that, despite a strong rebound in 2023, value will remain in the high-yield market. In Barings’ view, while current spread levels are tight and may move wider should the macroeconomic environment deteriorate beyond expectations, a significant discount to par remains priced and provides potential for strong prospective total returns. Additionally, in Fund management’s view, investors demonstrated a willingness throughout 2023 to support the asset class at elevated yield levels – and Fund management believes that this support could continue in 2024, providing a backstop for spread widening. Finally, while maturity walls inch closer, Fund management believes that capital markets could be receptive, considering the higher-quality nature of near-term debt and minimal distress priced into markets.

16

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
Corporate Debt	88.8%
Bank Loans	6.5%
Total Long-Term Investments	95.3%
Short-Term Investments and Other Assets and Liabilities	4.7%
Net Assets	100.0%

17

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	13.21%	5.07%	4.53%
Service Class I	05/03/2010	12.82%	4.78%	4.26%
Bloomberg U.S. Corporate High-Yield Bond Index		13.44%	5.37%	4.60%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?
The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 5.43%, outperforming the 3.90% return of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).
How do inflation-indexed bonds protect against inflation?
Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were down for the year 2023 as the unadjusted Headline Consumer Price Index (CPI) came in at 3.4% for the month of December, down from 6.5% at year-end 2022. Core CPI decreased to 3.9% for the month of December, down from 5.7% at year-end 2022. Nevertheless, Core CPI is running well above the 2% inflation objective of the Federal Open Market Committee (FOMC). (CPI measures changes in the price of a market basket of consumer goods and services. Core CPI does not include food and energy prices; Headline CPI includes food and energy.)
For the one-year period ended December 31, 2023, TIPS positioning in aggregate detracted from the Fund’s performance and a small allocation to high-quality income-producing assets detracted from returns.
In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed securities (ABS) and money market securities during the period. The income earned by these asset classes contributed positively over the reporting period. Allocations to ABS was the main driver of performance during the period. Specifically, security selections in auto loans and insurance receivables within the ABS sector were the primary contributors. Allocations to residential mortgage-backed securities also substantially contributed to performance.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure to implement manager views. During the period, Total Rate of Return Index Inflation swaps, Treasury futures, CPI swaps, and interest rate swaptions were used to manage the Fund. During the fiscal year, duration and curve strategies detracted from performance.
Subadviser outlook
The Federal Reserve (the “Fed”) decided to leave its benchmark interest rate unchanged in December 2023 at a range of 5.25% to 5.5%, as statements from Fed Chairman Powell at that time took a generally dovish tone. Powell acknowledged the progress on inflation and said that a recession is not needed to start cutting rates. Further, the Fed’s forecast for rates included three interest rate cuts in 2024. This was the third consecutive meeting that the FOMC chose to hold interest rates, following a string of 11 rate hikes, including four in 2023. The Fed is expected to hold interest rates steady at its next meeting at the end of January 2024. After the

19

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

relatively longer pause in interest rates increases, the market focus is generally on when the Fed might cut rates in 2024. Given the current market volatility, Fund management has positioned the Fund close to the duration of the benchmark as of the end of the period. They believe that inflation expectations could continue to moderate as the Fed actions transmit through the economy in the coming months.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
Non-U.S. Government Agency Obligations	45.3%
U.S. Treasury Obligations	18.2%
U.S. Government Agency Obligations and Instrumentalities*	11.3%
Total Long-Term Investments	74.8%
Short-Term Investments and Other Assets and Liabilities	25.2%
Net Assets	100.0%

*
May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

20

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/30/2002	5.43%	3.19%	2.48%
Service Class	08/15/2008	5.05%	2.91%	2.22%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		3.90%	3.15%	2.42%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

21

MML iShares® 60/40 Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML iShares® 60/40 Allocation Fund, and who is the Fund’s investment adviser?
This Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s investment adviser, MML Investment Advisers, LLC (MML Advisers), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs MML Advisers will consider for investment by the Fund will provide exposures to equity securities or to fixed-income securities. BlackRock Investment Management, LLC (BlackRock) is the Fund’s subadviser, and is responsible solely for the trading and execution of MML Advisers’ investment and allocation decisions. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in iShares® ETFs*. iShares ETFs are advised by an affiliate of BlackRock. The Fund typically invests approximately 60% of its net assets in equity ETFs and approximately 40% of its net assets in fixed income ETFs.
*	iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 15.24%, underperforming, by a wide margin, the 26.29% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed, by a wide margin, the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund outperformed the 13.92% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Investment adviser discussion of factors that contributed to the Fund’s performance
For the year ended December 31, 2023, the Fund delivered a positive absolute return, as stocks outperformed fixed-income investments.
During this period, global stock investors experienced significant gains. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and slowing inflation during the period. As a result, the broad market S&P 500® Index rose 26.29% for the period. The technology-heavy NASDAQ Composite Index performed even better, rising 44.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM was up 16.18% for the period.
During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. Developed international markets, as measured by the MSCI EAFE® Index, underperformed their domestic peers, ending the fiscal year up 18.24%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, trailed their developed market brethren, ending up 9.83% for the period. In MML Advisers’ view, investors shifted toward developed international market stocks and away from emerging-market stocks during the period in response to a more resilient consumer and stronger-than-expected economic activity.
Although bond yields were volatile during the period, the 10-year U.S. Treasury bond yield started and ended the fiscal year at 3.88%, with a high of 4.98% and a low of 3.30%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period up 5.53%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with an 8.52% gain. The Bloomberg U.S. Corporate High-Yield Bond Index also ended the period higher, rising 13.44%.
Manager selection detracted from the Fund’s overall performance in 2023. Weak performance by the iShares Core Dividend Growth, iShares Core S&P Mid-Cap, and the iShares 20+ Year Treasury Bond ETFs were significant drivers of underperformance. Strong performance by the iShares 1-5 Year Investment Grade Corporate Bond and iShares Core International Aggregate Bond ETFs helped performance.

22

MML iShares® 60/40 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser outlook
From MML Advisers’ perspective, the stock market rally in 2023 was exceptional. Going into 2024, MML Advisers views the stock markets as extended and valuations high relative to market history. MML Advisers believes that although the prospect of positive economic and corporate earnings growth supports a bull case, more clarity on the slowing of economic growth, persistency of inflation, labor costs, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, MML Advisers believes that diversification across global assets for the Fund could be a sensible approach for what, in our view, could be a bumpy ride.

MML iShares 60/40 Allocation Fund Largest Holdings (% of Net Assets) on 12/31/23
iShares Core U.S. Aggregate Bond ETF	31.5%
iShares Core S&P Total US Stock Market ETF	30.9%
iShares Core MSCI International Developed Markets ETF	13.0%
iShares Core S&P 500 ETF	9.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	5.0%
iShares Core Dividend Growth ETF	3.0%
iShares Core MSCI Emerging Markets ETF	2.0%
iShares 20+ Year Treasury Bond ETF	2.0%
iShares Core S&P Mid-Cap ETF	2.0%
iShares Broad USD High Yield Corporate Bond ETF	1.0%
99.4%

MML iShares 60/40 Allocation Fund Sector Table (% of Net Assets) on 12/31/23
Mutual Funds	99.9%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

23

MML iShares® 60/40 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	Since Inception 02/11/2022	Since Inception 03/01/2022
Class II	02/11/2022	15.24%	0.66%
Service Class I	02/11/2022	14.99%	0.40%
S&P 500 Index*		26.29%	4.82%
Bloomberg U.S. Aggregate Bond Index		5.53%	-2.32%
Lipper Balanced Fund Index**		13.92%		1.59%

*	Benchmark
**	Since 03/01/2022
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML iShares® 80/20 Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML iShares® 80/20 Allocation Fund, and who is the Fund’s investment adviser?
This Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s investment adviser, MML Investment Advisers, LLC (MML Advisers), determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs MML Advisers will consider for investment by the Fund will provide exposures to equity securities or to fixed-income securities. BlackRock Investment Management, LLC (BlackRock) is the Fund’s subadviser, and is responsible solely for the trading and execution of MML Advisers’ investment and allocation decisions. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in iShares® ETFs*. iShares ETFs are advised by an affiliate of BlackRock. The Fund typically invests approximately 80% of its net assets in equity ETFs and approximately 20% of its net assets in fixed income ETFs.
*	iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates and are used under license.
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 18.64%, underperforming, by a wide margin, the 26.29% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed, by a wide margin, the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund outperformed the 13.92% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Investment adviser discussion of factors that contributed to the Fund’s performance
For the year ended December 31, 2023, the Fund delivered a positive absolute return, as stocks outperformed fixed-income investments.
During this period, global stock investors experienced significant gains. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and slowing inflation during the period. As a result, the broad market S&P 500® Index rose 26.29% for the period. The technology-heavy NASDAQ Composite Index performed even better, rising 44.64% for the period. The more economically sensitive Dow Jones Industrial AverageSM was up 16.18% for the period.
During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. Developed international markets, as measured by the MSCI EAFE® Index, underperformed their domestic peers, ending the fiscal year up 18.24%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, trailed their developed market brethren, ending up 9.83% for the period. In MML Advisers’ view, investors shifted toward developed international market stocks and away from emerging-market stocks during the period in response to a more resilient consumer and stronger-than-expected economic activity.
Although bond yields were volatile during the period, the 10-year U.S. Treasury bond yield started and ended the fiscal year at 3.88%, with a high of 4.98% and a low of 3.30%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period up 5.53%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with an 8.52% gain. The Bloomberg U.S. Corporate High-Yield Bond Index also ended the period higher, rising 13.44%.
Manager selection detracted from the Fund’s overall performance in 2023. Weak performance by the iShares Core Dividend Growth, iShares Core S&P Mid-Cap, and the iShares 20+ Year Treasury Bond ETFs were significant drivers of underperformance. Strong performance by the iShares 1-5 Year Investment Grade Corporate Bond and iShares Core International Aggregate Bond ETFs helped performance.

25

MML iShares® 80/20 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser outlook
From MML Advisers’ perspective, the stock market rally in 2023 was exceptional. Going into 2024, MML Advisers views the stock markets as extended and valuations high relative to market history. MML Advisers believes that although the prospect of positive economic and corporate earnings growth supports a bull case, more clarity on the slowing of economic growth, persistency of inflation, labor costs, and the impact of monetary policy tightening is needed for the allocation to stocks to increase. Against this backdrop, MML Advisers believes that diversification across global assets for the Fund could be a sensible approach for what, in our view, could be a bumpy ride.

MML iShares 80/20 Allocation Fund Largest Holdings (% of Net Assets) on 12/31/23
iShares Core S&P Total US Stock Market ETF	44.9%
iShares Core MSCI International Developed Markets ETF	15.0%
iShares Core U.S. Aggregate Bond ETF	12.0%
iShares Core S&P 500 ETF	8.0%
iShares Core MSCI Emerging Markets ETF	5.0%
iShares 1-5 Year Investment Grade Corporate Bond ETF	5.0%
iShares Core S&P Mid-Cap ETF	4.0%
iShares Core Dividend Growth ETF	3.0%
iShares Core International Aggregate Bond ETF	1.0%
iShares Broad USD High Yield Corporate Bond ETF	1.0%
98.9%

MML iShares 80/20 Allocation Fund Sector Table (% of Net Assets) on 12/31/23
Mutual Funds	99.9%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

26

MML iShares® 80/20 Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	Since Inception 02/11/2022	Since Inception 03/01/2022
Class II	02/11/2022	18.64%	1.52%
Service Class I	02/11/2022	18.22%	1.25%
S&P 500 Index*		26.29%	4.82%
Bloomberg U.S. Aggregate Bond Index		5.53%	-2.32%
Lipper Balanced Fund Index**		13.92%		1.59%

*	Benchmark
**	Since 03/01/2022
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

27

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?
The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 6.70%, outperforming the 5.53% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the Fund’s outperformance relative to the benchmark was largely a result of both sector allocation and security selection decisions that benefited from spread compression over the period. This outperformance was broadly distributed across spread sector positioning.
The Fund’s positioning in corporate bonds was one of the largest contributors to performance during the period. The Fund had an overweight allocation to this sector, relative to the benchmark. Allocations to life insurance, other finance, and midstream/pipes were among the top contributing industry holdings. Conversely, allocations to technology, retail/restaurants/supermarkets, and health insurance were among the top detracting industry holdings
The Fund’s overweight allocation to BBB quality holdings was the top contributing quality allocation over the period. The Fund had an underweight allocation to Treasuries during the period, which contributed positively to relative performance. The Fund’s municipal allocation detracted slightly, while the agency allocation was relatively neutral from a performance perspective.
The securitized allocation rebounded in terms of overall absolute and relative performance. The Fund was overweight in the sector during the reporting period. ABS and residential mortgage-backed securities (RMBS) contributed positively, while CMBS detracted. Within the ABS allocation, aviation, franchise receivable, student loan, and media collateral contributed positively, while Property Assessed Clean Energy (PACE) and specialty CMBS collateral detracted marginally from relative performance. Within the CMBS allocation, both the non-agency Single Asset Single Borrower (SASB) and non-agency conduit positions detracted. Over the course of the period, the Fund moved from holding an underweight allocation to an overweight allocation to MBS, which detracted marginally from relative performance over the period.
Fund management generally keeps portfolio duration (i.e., interest rate sensitivity) in line with that of the benchmark – consequently, duration management was only a modest detractor from performance over the period.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund may use derivative instruments for yield curve, duration, downside hedging, and to gain exposures. The Fund may also use derivatives as a substitute for direct investment. In aggregate, these positions detracted from relative performance over the period.
Subadviser outlook
Barings believes that the market has entered 2024 with the belief that inflation is contained and that a soft landing may still be in the cards for the economy. While corporate spreads may have ended the year inside a level of 1.00%, in Barings’ view, investors must not forget what an existential shock can produce if either economic data does not toe the line that is priced in, or we see an escalation of regional conflict. We begin 2024 with approximately six U.S. Federal Reserve rate cuts priced into the next 12 months, which Barings believes could be a tailwind for credit. While Fund management is not necessarily taking a contrarian view of market predictions of economic conditions in 2024, they continue to adhere to a bottom-up fundamental approach to credit

28

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

selection, believing there may be ample opportunity to capture relative value across asset classes in the near term. In being mindful of deteriorating issuer and consumer fundamentals, Fund management believes that, in 2024, avoiding hazardous credits will be just as important as identifying the best-in-class-performing names in this environment.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
Corporate Debt	38.5%
U.S. Government Agency Obligations and Instrumentalities*	28.6%
Non-U.S. Government Agency Obligations	24.1%
U.S. Treasury Obligations	8.2%
Sovereign Debt Obligations	0.2%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

29

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	6.70%	1.58%	2.04%
Service Class	08/15/2008	6.43%	1.32%	1.78%
Bloomberg U.S. Aggregate Bond Index		5.53%	1.10%	1.81%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

30

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?
The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Class II shares returned 6.94%, outperforming the 4.65% return of the Bloomberg U.S. Aggregate 1-3 Year Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the Fund’s outperformance relative to the benchmark was largely a result of both sector allocation and security selection decisions that benefited from spread compression over the period. This outperformance was broadly distributed across spread sector positioning.
The Fund’s positioning in corporate bonds was one of the largest contributors to performance during the period. The Fund had an overweight allocation to this sector, relative to the benchmark. Allocations to banks/brokers, other finance, and food/beverage/tobacco were among the top positive contributing industry holdings. Conversely, allocations to health insurance, aerospace/defense, and technology were among the lowest performing industry holdings during the period.
The Fund’s allocation to BBB and a marginal allocation to BB quality positioning contributed positively to relative performance over the period. The Fund held an overweight allocation to this space. Conversely, the Fund was underweight Treasuries over the period, which proved to be a marginal detractor from relative performance.
The securitized allocation rebounded over the course of the reporting period in terms of overall absolute and relative performance. The Fund was overweight in the sector during the reporting period. ABS, CMBS, and residential mortgage-backed securities (RMBS) all contributed positively to relative performance. Within the ABS allocation, auto, aviation, container, and student loan collateral all contributed positively, while Property Assessed Clean Energy (PACE) detracted marginally. Within the CMBS allocation, both non-agency Single Asset Single Borrower (SASB) and conduit positioning contributed positively. The Fund held an underweight allocation to MBS during the period, which contributed positively to performance.
The Fund’s duration positioning – a measure of price sensitivity to changes in yields – was a positive contributor to relative performance during the period. Halfway through the year, Fund management set portfolio duration to match the duration of the benchmark, and Fund management expects that this will be the case moving forward. The rules-based duration management approach has been removed from the Fund’s operation in practice going forward.
Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund may use derivative instruments on occasion for yield curve, duration, downside risk management, and to gain exposures. In aggregate, these positions detracted from relative performance over the period.
Subadviser outlook
Barings believes that the market has entered 2024 with the belief that inflation is contained and that a soft landing may still be in the cards for the economy. While corporate spreads may have ended the year inside a level of 1.00%, in Barings’ view, investors must not forget what an existential shock can produce if either economic data does not toe the line that is priced in, or we see an

31

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

escalation of regional conflict. We begin 2024 with approximately six U.S. Federal Reserve rate cuts priced into the next 12 months, which Barings believes could be a tailwind for credit. While Fund management is not necessarily taking a contrarian view of market predictions of economic conditions in 2024, they continue to adhere to a bottom-up fundamental approach to credit selection, believing there may be ample opportunity to capture relative value across asset classes in the near term. In being mindful of deteriorating issuer and consumer fundamentals, Fund management believes that, in 2024, avoiding hazardous credits will be just as important as identifying the best-in-class-performing names in this environment.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
Corporate Debt	44.5%
Non-U.S. Government Agency Obligations	35.3%
U.S. Government Agency Obligations and Instrumentalities*	1.7%
U.S. Treasury Obligations	0.5%
Total Long-Term Investments	82.0%
Short-Term Investments and Other Assets and Liabilities	18.0%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

32

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	6.94%	1.30%	1.58%
Service Class I	05/03/2010	6.70%	1.06%	1.32%
Bloomberg U.S. Aggregate 1-3 Year Bond Index		4.65%	1.46%	1.26%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

33

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?
The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 17.81%, outperforming the 16.93% return of the Russell 2000 Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, stock selection in the health care, consumer staples, and consumer discretionary sectors was the primary driver of the Fund’s outperformance. This was partially offset by weaker stock selection in the information technology, financial, and industrial sectors.
From a Fund holding perspective, the top contributors to relative performance during the reporting period included TopBuild, Reata Pharmaceuticals, and BellRing Brands. TopBuild, a distributor and installer of insulation in new homes, executed well and benefited from mortgage rates stabilizing and housing starts and new home sales being better than many investors feared, which was largely driven by very tight supply. Reata, a biopharmaceutical company focused on novel therapeutics for patients with serious or life-threatening diseases, was acquired for a significant premium by Biogen (not a Fund holding) during the period. BellRing gained market share in its core nutrition products, including shakes and nutrition bars. Furthermore, the company benefited from improvements in its supply chain, which had been limiting its ability to expand production and volume growth.
Fund holdings that were top detractors from relative performance during the reporting period included Valmont, Acadia Healthcare, and Helmerich & Payne. Valmont, a manufacturer of products and services for infrastructure and agriculture markets, was impacted by weak earnings results and the departure of its CEO. Acadia, a provider of behavioral health care services, was negatively impacted by wage inflation that increased the company’s expenses. Helmerich & Payne, an oil and gas drilling services company, underperformed along with the energy sector in general toward the end of 2023, as oil prices declined and market leadership rotated into areas that had previously underperformed.
Subadviser outlook
In Invesco Advisers’ view, at the end of 2023, the market saw good news on inflation, economic growth continued to moderate, and some forward-looking manufacturing indicators slipped into negative territory. Employment and wage gains also slowed, but remained positive as of the end of the period. Wage growth was generally higher than inflation, helping consumers recover some of the recent losses in inflation-adjusted real incomes and supporting modest year-over-year gains in holiday spending. As a result, the overall U.S. economy showed few signs of sinking into a recession in Fund management’s view.
Looking to 2024, Fund management believes slower inflation could erode the pricing tailwind that has benefited revenue growth across the board, even for weaker companies. In their view, slower inflation could tilt the pricing advantage back to stronger competitors that can demonstrate greater value to their customers and can continue to achieve higher pricing for their goods and services.

34

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/23
TopBuild Corp.	2.1%
BellRing Brands, Inc.	2.1%
Atkore, Inc.	2.1%
Summit Materials, Inc. Class A	2.0%
Acadia Healthcare Co., Inc.	1.9%
Curtiss-Wright Corp.	1.9%
AutoNation, Inc.	1.9%
EnPro Industries, Inc.	1.8%
Sprout Social, Inc. Class A	1.5%
ASGN, Inc.	1.5%
18.8%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/23
Industrial	22.0%
Consumer, Non-cyclical	21.0%
Financial	17.5%
Technology	16.1%
Consumer, Cyclical	12.0%
Energy	5.3%
Basic Materials	2.3%
Communications	2.0%
Utilities	1.0%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

35

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	06/01/1998	17.81%	13.18%	9.09%
Service Class	08/15/2008	17.52%	12.89%	8.81%
Russell 2000 Index		16.93%	9.97%	7.16%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

36

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?
The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes or excluded from an index that captures representation across developed market countries, classified as a developing or emerging market, or classified under similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics as such countries. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Service Class I Shares returned 10.40%, outperforming the 9.83% return of the MSCI Emerging Markets Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
For the one-year period ended December 31, 2023, the key contributors to the Fund’s performance included stock selection within the materials, communication services, and energy sectors. During the period, stock selection in Mexico and the ability to realize value from the Fund’s Russian investments were the top contributors to performance, alongside an underweight allocation to China, relative to the benchmark, and stock selection within China. Several Fund holdings helped to drive the Fund’s full-year performance. Grupo Mexico – a diversified mining company and a world leader in copper production – was among the largest absolute and relative contributors to performance during the reporting period. Taiwan Semiconductor Manufacturing Company – one of the world’s leading semiconductor foundries – was also a significant contributor to absolute performance. The company is a key enabler of the new computing revolution, with multiple architectures, chip platforms, and design teams competing to advance progress in computing and artificial intelligence (AI) innovation. Additionally, Novatek, one of the world’s largest independent global gas producers, contributed to performance. During the reporting period, market conditions allowed Fund management, following strict guidelines and regulations, to sell shares of this Russian company in the over-the-counter market.
Detracting the most from relative performance during the reporting period was stock selection within, and an overweight allocation to, the consumer discretionary sector – as well as stock selection within, and an underweight allocation to, the information technology sector. Stock selection in the industrial sector also detracted from performance during the reporting period. On a country level, stock selection within, and an underweight allocation to, South Korea detracted most from relative performance. Additionally, stock selection within India and an underweight allocation to Taiwan detracted from performance during the period.
With respect to Fund holdings, Yum China – which operates a portfolio of quick-serve restaurants in the underpenetrated Chinese market, with notable brands such as KFC and Pizza Hut – was the largest absolute detractor from performance during the reporting period. Despite the challenges of operating under China’s zero-COVID policy, Yum’s supply chain strength and digital initiatives allowed the company to provide quality food to their budget-conscious consumers. In Fund management’s view, China’s macro recovery, however, continued to disappoint and consumer sentiment was weak. While YUM was better positioned than most peers given its value proposition, recent downward guidance for same-store sales caused the Fund to make a significant pullback in the stock during the period.
While the Fund typically focuses on bottom-up stock selection, geographically, the Fund’s largest underweight exposures during the reporting period were to Taiwan and China. Mexico was the Fund’s largest overweight, which proved beneficial for relative performance during the period.

37

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook
Invesco Advisers sees substantial polarization of markets today, with perceived macroeconomic “certainty” being priced exceptionally tightly and valuations looking exceptionally attractive in areas of uncertainty. Fund management believes that, as experienced emerging-market investors recognize, extreme periods may present opportunity for the patient. In Fund management’s view, emerging-market equity valuations look attractive on a relative basis, and they see a few catalysts that have the potential to crystalize that value.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/23
Taiwan Semiconductor Manufacturing Co. Ltd.	8.6%
Grupo Mexico SAB de CV Series B	5.7%
Kotak Mahindra Bank Ltd.	5.6%
Samsung Electronics Co. Ltd.	5.1%
HDFC Bank Ltd.	5.1%
Yum China Holdings, Inc.	4.6%
Tata Consultancy Services Ltd.	4.4%
Pernod Ricard SA	4.3%
H World Group Ltd. ADR	3.8%
Cie Financiere Richemont SA Registered	3.8%
51.0%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/23
Technology	20.4%
Financial	19.2%
Consumer, Cyclical	16.8%
Consumer, Non-cyclical	16.6%
Basic Materials	9.0%
Communications	7.1%
Industrial	4.6%
Energy	2.7%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

38

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/01/2009	10.47%	1.93%	1.11%
Service Class I	08/27/2008	10.40%	1.68%	0.87%
MSCI Emerging Markets Index		9.83%	3.69%	2.66%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

39

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?
The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).
How did the Fund perform during the 12 months ended December 31, 2023?
The Fund’s Initial Class shares returned 4.63%, underperforming the 5.26% return of the FTSE 3 Month US T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.
For a discussion on the economic and market environment during the 12-month period ended December 31, 2023, please see the Economic and Market Overview, beginning on page 1.
Subadviser discussion of factors that contributed to the Fund’s performance
During the one-year period ended December 31, 2023, the Federal Reserve (the “Fed”) continued its most aggressive rate hiking cycle in many decades, raising the federal funds rate, the Federal Reserve’s overnight bank lending rate, to a range from
4.25% - 4.50% to 5.25% - 5.50% to combat inflation that was slowing, but still above their stated goal. As 2023 began, the market was pricing in an additional 0.65% of tightening, subsequently assuming the Fed would start cutting rates during the third quarter of 2023. The economy was more resilient than was originally expected, however, with sticky inflation and stronger-than-expected employment numbers.
The larger-than-expected increase in Secured Overnight Financing Rates (SOFR) (an interest rate used in the short-term international interbank market) throughout the year had a positive effect on performance, as the Fund continued to own a large amount of adjustable-rate paper throughout the year and kept its Weighted Average Maturity (WAM) in single digits for more than half of the year. At year-end 2023, the Fund’s exposure to adjustable-rate paper was much lower at 27%, compared to 63% at the end of 2022. During the year, the Fund stayed short with its fixed-rate purchases, as the curve out to one year became inverted and the market priced in more cuts than Fund management had expected during the period. Additionally, the Fund did not have access to the Fed’s reverse repo program during the period, which also hampered performance. (Reverse repo is essentially a short-term loan that helps financial institutions and investors earn returns on cash.)
Subadviser outlook
Fed Chairman Powell and other FOMC members shifted course in the fourth quarter of 2023 and communicated a more dovish tone. Essentially, the December FOMC meeting was viewed by many in the market as the pivot the market was waiting for. The federal funds futures market quickly priced in six 0.25% rate cuts for 2024, but Fund management believes that may be a bit overly aggressive for an economy that was still above its target inflation numbers as of the end of the period. In Fund management’s view, the biggest question in the coming year is if the Fed can engineer a soft landing or if the economy will slide into a recession. Fund management believes that a recession would mean that the Fed could start easing sooner and a soft landing may entail higher rates for a longer period. The WAM of the Fund has been at very low levels for the last 18 months and that has worked well, but now Fund management will begin the process of normalizing the WAM, as Fund management believes the economy has reached the terminal federal funds rate in this cycle. During this time, Barings will monitor Fed language carefully and act accordingly if Fund management sees signs of policy changing.

40

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/23
Discount Notes	61.1%
U.S. Treasury Bill	28.8%
Repurchase Agreement	11.8%
Total Short-Term Investments	101.7%
Other Assets & Liabilities	(1.7)%
Net Assets	100.0%

41

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2023)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	4.63%	1.54%	0.95%
FTSE 3 Month US T Bill Index		5.26%	1.91%	1.26%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.
Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.
Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

42

MML Blend Fund − Portfolio of Investments

 December 31, 2023

	Number of Shares	Value
MUTUAL FUNDS — 99.9%
Diversified Financial Services — 99.9%
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	490,580	$25,510,160
iShares Core S&P 500 ETF	391,309	186,900,918
iShares Core S&P Mid-Cap ETF	52,669	14,597,213
iShares Core S&P Small-Cap ETF	59,578	6,449,318
iShares Core S&P Total US Stock Market ETF	1,947,265	204,910,696
iShares Core Total USD Bond Market ETF (a)	2,322,863	107,014,298
iShares Core U.S. Aggregate Bond ETF	1,078,043	106,995,768
iShares iBoxx High Yield Corporate Bond ETF	332,853	25,759,494
TOTAL MUTUAL FUNDS (Cost $621,548,361)		678,137,865
TOTAL LONG-TERM INVESTMENTS (Cost $621,548,361)		678,137,865
Short-Term Investments — 0.4%
Investment of Cash Collateral from Securities Loaned — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (b)	2,235,650	2,235,650

	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (c)	$523,761	523,761
TOTAL SHORT-TERM INVESTMENTS (Cost $2,759,411)		2,759,411
TOTAL INVESTMENTS — 100.3%
(Cost $624,307,772) (d)		680,897,276
Other Assets/(Liabilities) — (0.3)%		(2,357,083)
NET ASSETS — 100.0%		$678,540,193

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $2,187,918 or 0.32% of net assets. (Note 2).
(b)	Represents investment of security lending cash collateral. (Note 2).
(c)
Maturity value of $523,854. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $534,326.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
43

MML Dynamic Bond Fund — Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Bonds & Notes — 97.8%
Bank Loans — 2.9%
Airlines — 0.1%
Air Canada, 2021 Term Loan B, 3 mo. USD Term SOFR + 3.500% 9.139% VRN
8/11/28	$ 73,875	$ 73,990
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 3.750% 9.220%
VRN 4/21/28	65,793	65,939
		139,929
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 3 mo. USD Term SOFR + 3.250% 8.860%
VRN 3/31/28	215,673	213,408
Commercial Services — 0.1%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 1 mo. USD Term SOFR + 3.750% 9.206%
VRN 5/12/28	227,507	226,287
Computers — 0.0%
Peraton Corp., Term Loan B, 1 mo. USD Term SOFR + 3.750% 9.206% VRN
2/01/28	64,883	64,964
Diversified Financial Services — 0.2%
Castlelake Aviation Ltd., Term Loan B, 3 mo. USD Term SOFR + 2.750% 8.396%
VRN 10/22/26	102,143	102,242
Citadel Securities LP, 2023 Term Loan B, 1 mo. USD Term SOFR + 2.500%
7.970% VRN 7/29/30	166,200	166,407
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 3 mo. USD Term SOFR + 3.750% 9.098% VRN
4/09/27	76,310	75,484
Focus Financial Partners LLC, 2022 Term Loan B5, 1 mo. USD Term SOFR + 3.250%
8.606% VRN 6/30/28	108,625	108,715
		452,848

	Principal Amount	Value
Engineering & Construction — 0.1%
Brown Group Holding LLC, Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.206% VRN 6/07/28	$ 274,728	$ 274,827
Entertainment — 0.4%
Caesars Entertainment Corp., Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.706% VRN 2/06/30	19,850	19,878
Flutter Entertainment PLC, Term Loan B, 3 mo. USD Term SOFR + 2.250%
7.698% VRN 11/25/30	240,000	240,199
PCI Gaming Authority, Term Loan, 1 mo. USD Term SOFR + 2.500% 7.970%
VRN 5/29/26	260,000	260,684
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD Term SOFR + 3.000% 8.465% VRN
4/14/29	265,950	266,365
UFC Holdings LLC, 2021 Term Loan B, 3 mo. USD Term SOFR + 2.750% 8.399%
VRN 4/29/26	143,109	143,487
		930,613
Health Care – Products — 0.3%
Medline Borrower LP, USD Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.470% VRN 10/23/28	290,883	292,064
Sotera Health Holdings LLC, 2021 Term Loan, 3 mo. USD Term SOFR + 2.750%
8.395% VRN 12/11/26	270,000	269,549
		561,613
Health Care – Services — 0.1%
ICON Luxembourg SARL, LUX Term Loan, 3 mo. USD Term SOFR + 2.250%
7.860% VRN 7/03/28	44,834	44,960
Phoenix Guarantor, Inc., 2020 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.720% VRN 3/05/26	166,223	165,985
		210,945

The accompanying notes are an integral part of the financial statements.
44

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 0.2%
Acrisure LLC
2020 Term Loan B, 3 mo. USD LIBOR + 3.500%
9.150% VRN 2/15/27	$ 119,700	$ 119,295
2021 First Lien Term Loan B, 3 mo. USD LIBOR + 4.250% 9.900% VRN 2/15/27	122,813	122,966
AmWINS Group, Inc.
2021 Term Loan B, 1 mo. USD Term SOFR + 2.250%
7.720% VRN 2/19/28	37,589	37,599
2023 Incremental Term Loan B, 1 mo. USD Term SOFR + 2.750% 8.220% VRN 2/19/28	29,700	29,751
Asurion LLC
2020 Term Loan B8, 1 mo. USD Term SOFR + 3.250%
8.720% VRN 12/23/26	150,350	149,849
2021 Term Loan B9, 1 mo. USD Term SOFR + 3.250%
8.720% VRN 7/31/27	73,120	72,481
		531,941
Leisure Time — 0.1%
Alterra Mountain Co., 2021 Series B-2 Consenting Term Loan, 1 mo. USD Term SOFR + 3.500%
8.970% VRN 8/17/28	156,365	156,365
Lodging — 0.1%
Station Casinos LLC, 2020 Term Loan B, 1 mo. USD Term SOFR + 2.250%
7.706% VRN 2/08/27	146,293	146,448
Machinery – Diversified — 0.1%
Ali Group North America Corp., 2021 Term Loan B, 1 mo. USD Term SOFR + 2.000% 7.470% VRN 7/30/29	97,248	97,315
Vertical US Newco, Inc., Term Loan B, 6 mo. USD Term SOFR + 3.500%
9.381% VRN 7/30/27	194,082	194,325
		291,640

	Principal Amount	Value
Media — 0.1%
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. USD Term SOFR + 2.500%
7.970% VRN 9/18/26	$ 200,753	$ 200,737
Pharmaceuticals — 0.2%
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.448% VRN 10/01/27	163,794	158,880
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD Term SOFR + 3.500%
8.970% VRN 5/05/28	197,601	198,506
PRA Health Sciences, Inc., US Term Loan, 3 mo. USD Term SOFR + 2.250% 7.860% VRN 7/03/28	11,170	11,202
		368,588
Pipelines — 0.1%
CQP Holdco LP, 2023 4th Amendment Term Loan, 3 mo. USD Term SOFR + 3.000% 8.360% VRN 12/31/30	194,320	194,563
Private Equity — 0.1%
GTCR W Merger Sub LLC, USD Term Loan B,
0.000% 9/20/30 (a)	320,000	321,200
Retail — 0.2%
Harbor Freight Tools USA, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.220% VRN 10/19/27	338,270	337,577
Software — 0.1%
Athenahealth Group, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.606% VRN 2/15/29	151,288	150,456
Ultimate Software Group, Inc., Term Loan B, 3 mo. USD Term SOFR + 3.750%
9.233% VRN 5/04/26	119,973	120,166
		270,622

The accompanying notes are an integral part of the financial statements.
45

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.2%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD Term SOFR + 2.000%
7.448% VRN 12/30/26	$ 402,915	$ 403,536
TOTAL BANK LOANS (Cost $6,250,679)		6,298,651
Corporate Debt — 38.4%
Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc.
7.500% 6/01/29 (b) (c)	95,000	78,990
Aerospace & Defense — 1.7%
Boeing Co.
2.196% 2/04/26	300,000	283,466
2.800% 3/01/27 (c)	290,000	272,833
2.950% 2/01/30	270,000	243,250
3.200% 3/01/29	300,000	280,558
3.250% 2/01/35	330,000	278,311
3.750% 2/01/50	140,000	108,642
5.705% 5/01/40	130,000	134,411
5.805% 5/01/50	300,000	310,665
5.930% 5/01/60	10,000	10,355
General Dynamics Corp.
4.250% 4/01/40	20,000	18,663
4.250% 4/01/50	50,000	46,377
L3Harris Technologies, Inc.
5.054% 4/27/45	80,000	78,862
Lockheed Martin Corp.
3.900% 6/15/32	50,000	48,218
4.150% 6/15/53	320,000	286,025
Northrop Grumman Corp.
2.930% 1/15/25	160,000	156,333
3.250% 1/15/28	290,000	277,118
5.150% 5/01/40	280,000	283,682
RTX Corp.
2.250% 7/01/30	110,000	95,033
3.030% 3/15/52	240,000	165,609
4.125% 11/16/28	160,000	156,316
4.500% 6/01/42	80,000	72,649
6.000% 3/15/31	110,000	117,182
		3,724,558
Agriculture — 0.7%
Altria Group, Inc.
2.450% 2/04/32	140,000	114,166
5.800% 2/14/39	240,000	244,462
5.950% 2/14/49	130,000	132,407
6.875% 11/01/33	290,000	319,201

	Principal Amount	Value
BAT Capital Corp.
3.462% 9/06/29	$ 525,000	$ 483,617
4.540% 8/15/47	130,000	99,805
Philip Morris International, Inc.
4.500% 3/20/42	80,000	71,711
		1,465,369
Airlines — 0.4%
American Airlines, Inc.
8.500% 5/15/29 (b)	90,000	95,040
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.750% 10/20/28 (b)	550,000	540,919
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500% 6/20/27 (b)	231,000	231,656
United Airlines, Inc.
4.625% 4/15/29 (b)	65,000	60,790
		928,405
Apparel — 0.2%
NIKE, Inc.
2.850% 3/27/30	280,000	257,434
3.250% 3/27/40	130,000	109,189
3.375% 3/27/50 (c)	20,000	16,335
		382,958
Auto Manufacturers — 1.2%
Ford Motor Co.
3.250% 2/12/32	1,660,000	1,380,628
6.100% 8/19/32 (c)	90,000	90,723
General Motors Co.
5.600% 10/15/32	125,000	127,807
General Motors Financial Co., Inc. 2.400% 10/15/28	275,000	244,129
Hyundai Capital America
1.800% 10/15/25 (b)	55,000	51,680
Nissan Motor Co. Ltd.
3.522% 9/17/25 (b)	410,000	394,684
4.345% 9/17/27 (b)	300,000	286,974
		2,576,625
Banks — 11.4%
ABN AMRO Bank NV
4.750% 7/28/25 (b)	260,000	254,764
Banco Santander SA
3.496% 3/24/25	600,000	587,255
Bank of America Corp.
5 yr. CMT + 1.200% 2.482% VRN 9/21/36	520,000	411,876

The accompanying notes are an integral part of the financial statements.
46

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + 1.210% 2.572% VRN 10/20/32	$ 190,000	$ 157,524
Secured Overnight Financing Rate + 1.330% 2.972% VRN 2/04/33	670,000	570,050
3 mo. USD Term SOFR + 1.632% 3.593% VRN 7/21/28	1,540,000	1,460,687
4.000% 1/22/25	700,000	690,568
3 mo. USD Term SOFR + 3.412% 4.083% VRN 3/20/51	220,000	185,114
4.200% 8/26/24	380,000	376,435
3 mo. USD Term SOFR + 3.967% 6.250% VRN (d)	170,000	168,434
Bank of Montreal 5 yr. USD Swap + 1.432%
3.803% VRN 12/15/32	70,000	64,394
Bank of Nova Scotia 5 yr. CMT + 2.050% 4.588% VRN 5/04/37	180,000	161,004
BNP Paribas SA
Secured Overnight Financing Rate + 2.074% 2.219% VRN 6/09/26 (b)	200,000	190,909
Secured Overnight Financing Rate + 1.507% 3.052% VRN 1/13/31 (b)	390,000	342,606
4.625% 3/13/27 (b)	260,000	254,617
1 yr. CMT + 1.450% 5.125% VRN 1/13/29 (b) (c)	350,000	352,453
Secured Overnight Financing Rate + 1.866% 5.894% VRN 12/05/34 (b)	200,000	208,932
5 yr. CMT + 4.354% 8.500% VRN (b) (d)	200,000	209,445
BPCE SA
1.000% 1/20/26 (b)	250,000	230,079
Citigroup, Inc.
Secured Overnight Financing Rate + 0.694% 2.014% VRN 1/25/26	95,000	91,287
Secured Overnight Financing Rate + 1.280% 3.070% VRN 2/24/28	845,000	796,224
Secured Overnight Financing Rate + 1.939% 3.785% VRN 3/17/33	580,000	521,621
3 mo. USD Term SOFR + 1.600% 3.980% VRN 3/20/30	760,000	721,182

	Principal Amount	Value
4.650% 7/30/45	$ 380,000	$ 345,124
3 mo. USD Term SOFR + 4.167% 5.950% VRN (d)	160,000	156,609
Cooperatieve Rabobank UA
4.375% 8/04/25	470,000	461,499
Credit Agricole SA Secured Overnight Financing Rate + 1.676% 1.907% VRN 6/16/26 (b)	270,000	256,117
Credit Suisse AG
7.500% 2/15/28	350,000	383,322
7.950% 1/09/25	290,000	296,386
Danske Bank AS
5.375% 1/12/24 (b)	240,000	239,945
Goldman Sachs Group, Inc.
Secured Overnight Financing Rate + 1.472% 2.908% VRN 7/21/42	240,000	175,074
3.000% 3/15/24	400,000	397,743
3.500% 11/16/26	270,000	259,981
3 mo. USD Term SOFR + 1.563% 4.223% VRN 5/01/29	500,000	483,663
4.250% 10/21/25	200,000	196,308
4.750% 10/21/45	70,000	66,326
5.150% 5/22/45	290,000	280,348
Secured Overnight Financing Rate + 0.820% 6.238% FRN 9/10/27	165,000	161,733
3 mo. USD Term SOFR + 1.432% 6.811% FRN 5/15/26	555,000	558,527
HSBC Holdings PLC
Secured Overnight Financing Rate + 1.929% 2.099% VRN 6/04/26	510,000	485,508
3 mo. USD Term SOFR + 1.642% 7.008% FRN 9/12/26	310,000	312,914
JP Morgan Chase & Co.
Secured Overnight Financing Rate + 1.015% 2.069% VRN 6/01/29	215,000	190,630
Secured Overnight Financing Rate + 2.040% 2.522% VRN 4/22/31	320,000	276,716
3 mo. USD Term SOFR + 1.250% 2.580% VRN 4/22/32	270,000	228,376
Secured Overnight Financing Rate + 0.915% 2.595% VRN 2/24/26	160,000	154,948

The accompanying notes are an integral part of the financial statements.
47

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + 1.260% 2.963% VRN 1/25/33	$ 25,000	$ 21,421
Secured Overnight Financing Rate + 2.440% 3.109% VRN 4/22/51	110,000	79,041
3.875% 9/10/24	540,000	533,983
3 mo. USD Term SOFR + 1.592% 4.452% VRN 12/05/29	640,000	627,194
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	200,000	187,911
Mitsubishi UFJ Financial Group, Inc.
1.412% 7/17/25	235,000	221,756
Morgan Stanley
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	520,000	412,145
Secured Overnight Financing Rate + 1.290% 2.943% VRN 1/21/33	115,000	97,826
Secured Overnight Financing Rate + 1.160% 3.620% VRN 4/17/25	150,000	149,093
Secured Overnight Financing Rate + 1.610% 4.210% VRN 4/20/28	205,000	200,371
National Securities Clearing Corp. 1.500% 4/23/25 (b)	250,000	239,608
NatWest Markets PLC
0.800% 8/12/24 (b)	200,000	194,108
PNC Financial Services Group, Inc.
Secured Overnight Financing Rate + 1.841% 5.582% VRN 6/12/29	180,000	183,840
Secured Overnight Financing Rate + 1.322% 5.812% VRN 6/12/26	60,000	60,360
Royal Bank of Canada
1.150% 6/10/25 (c)	310,000	293,779
Santander Holdings USA, Inc. Secured Overnight Financing Rate + 1.249% 2.490% VRN 1/06/28	135,000	123,589
Toronto-Dominion Bank
1.150% 6/12/25	300,000	283,970

	Principal Amount	Value
Truist Financial Corp. Secured Overnight Financing Rate + 2.050% 6.047% VRN 6/08/27	$ 120,000	$ 122,114
UBS Group AG
Secured Overnight Financing Rate + 2.044% 2.193% VRN 6/05/26 (b)	480,000	456,472
Secured Overnight Financing Rate + 1.730% 3.091% VRN 5/14/32 (b)	390,000	332,150
4.253% 3/23/28 (b)	340,000	328,122
Secured Overnight Financing Rate + 3.920% 6.537% VRN 8/12/33 (b)	300,000	320,147
5 yr. USD Swap + 4.344% 7.000% VRN (b) (c) (d)	500,000	499,846
5 yr. CMT + 4.745% 9.250% VRN (b) (d)	200,000	215,755
US Bancorp
1.450% 5/12/25	210,000	199,858
Secured Overnight Financing Rate + 0.730% 2.215% VRN 1/27/28	20,000	18,379
Secured Overnight Financing Rate + 2.020% 5.775% VRN 6/12/29	140,000	143,830
Secured Overnight Financing Rate + 2.260% 5.836% VRN 6/12/34	40,000	41,261
Wells Fargo & Co.
Secured Overnight Financing Rate + 2.000% 2.188% VRN 4/30/26	200,000	191,673
3 mo. USD Term SOFR + 1.432% 2.879% VRN 10/30/30	235,000	208,906
3.000% 10/23/26	430,000	408,231
3 mo. USD Term SOFR + 1.432% 3.196% VRN 6/17/27	245,000	234,210
Secured Overnight Financing Rate + 1.500% 3.350% VRN 3/02/33	360,000	314,430
Secured Overnight Financing Rate + 2.130% 4.611% VRN 4/25/53	1,970,000	1,771,079
		25,091,715

The accompanying notes are an integral part of the financial statements.
48

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.650% 2/01/26	$ 78,000	$ 76,581
Anheuser-Busch InBev Worldwide, Inc.
3.500% 6/01/30	130,000	123,680
4.600% 4/15/48	65,000	61,521
Molson Coors Beverage Co.
3.000% 7/15/26	50,000	47,887
4.200% 7/15/46	50,000	42,606
		352,275
Biotechnology — 0.1%
Gilead Sciences, Inc.
3.700% 4/01/24	130,000	129,376
Chemicals — 0.5%
MEGlobal BV
4.250% 11/03/26 (b)	240,000	231,602
OCP SA
3.750% 6/23/31 (b)	260,000	223,340
5.125% 6/23/51 (b)	220,000	166,399
Orbia Advance Corp. SAB de CV
2.875% 5/11/31 (b) (c)	490,000	405,473
		1,026,814
Commercial Services — 0.3%
Cintas Corp. No. 2
3.700% 4/01/27	160,000	156,613
DP World Ltd.
5.625% 9/25/48 (b)	330,000	315,790
Triton Container International Ltd.
1.150% 6/07/24 (b)	90,000	87,816
Triton Container International Ltd./TAL International Container Corp.
3.250% 3/15/32	160,000	128,093
		688,312
Cosmetics & Personal Care — 0.2%
Haleon US Capital LLC
3.375% 3/24/29	260,000	245,895
Kenvue, Inc.
4.900% 3/22/33	140,000	144,311
		390,206
Distribution & Wholesale — 0.0%
H&E Equipment Services, Inc.
3.875% 12/15/28 (b)	30,000	27,279

	Principal Amount	Value
Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% 10/29/26	$ 170,000	$ 157,407
3.000% 10/29/28	160,000	146,078
3.150% 2/15/24	190,000	189,247
3.400% 10/29/33	420,000	360,642
Air Lease Corp.
1.875% 8/15/26	170,000	156,368
5.300% 2/01/28 (c)	120,000	121,322
American Express Co.
3.375% 5/03/24	30,000	29,770
4.050% 5/03/29	140,000	138,568
Aviation Capital Group LLC
1.950% 9/20/26 (b) (c)	395,000	358,407
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (b)	370,000	342,191
Charles Schwab Corp.
5.875% 8/24/26	260,000	266,668
Secured Overnight Financing Rate + 2.010% 6.136% VRN 8/24/34	50,000	52,704
CI Financial Corp.
4.100% 6/15/51	115,000	67,468
Mastercard, Inc.
3.850% 3/26/50	50,000	43,610
Nasdaq, Inc.
3.950% 3/07/52	45,000	35,637
Visa, Inc.
4.300% 12/14/45	160,000	149,069
		2,615,156
Electric — 0.6%
Consolidated Edison Co. of New York, Inc.
3.350% 4/01/30	70,000	65,268
3.950% 4/01/50	50,000	41,725
Duke Energy Carolinas LLC
2.850% 3/15/32	35,000	30,508
Duke Energy Corp.
3.950% 8/15/47	65,000	51,669
Duke Energy Ohio, Inc.
3.650% 2/01/29	140,000	134,752
Exelon Corp.
4.100% 3/15/52	65,000	52,550
Monongahela Power Co.
5.400% 12/15/43 (b)	145,000	141,723
Pacific Gas & Electric Co.
2.500% 2/01/31	185,000	152,605

The accompanying notes are an integral part of the financial statements.
49

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Pacific Power Co.
2.600% 5/01/26	$ 760,000	$ 723,741
		1,394,541
Entertainment — 0.2%
Warnermedia Holdings, Inc.
3.755% 3/15/27	250,000	239,545
4.279% 3/15/32	170,000	155,585
5.050% 3/15/42	20,000	17,631
6.412% 3/15/26	10,000	10,007
		422,768
Food — 0.2%
Mars, Inc.
3.200% 4/01/30 (b)	80,000	73,867
Mondelez International, Inc.
1.500% 5/04/25	390,000	371,758
		445,625
Forest Products & Paper — 0.2%
Suzano Austria GmbH
3.125% 1/15/32	10,000	8,298
3.750% 1/15/31	430,000	377,127
		385,425
Gas — 0.2%
Brooklyn Union Gas Co.
4.487% 3/04/49 (b)	435,000	343,392
East Ohio Gas Co.
3.000% 6/15/50 (b)	45,000	29,154
		372,546
Health Care – Products — 0.0%
Abbott Laboratories
4.750% 11/30/36	80,000	81,942
Health Care – Services — 0.8%
Centene Corp.
2.500% 3/01/31	285,000	237,451
Elevance Health, Inc.
2.375% 1/15/25	210,000	203,939
3.650% 12/01/27	140,000	135,798
HCA, Inc.
4.125% 6/15/29	220,000	210,346
Health Care Service Corp. A Mutual Legal Reserve Co.
3.200% 6/01/50 (b)	145,000	102,616
Humana, Inc.
4.625% 12/01/42	140,000	127,587
UnitedHealth Group, Inc.
1.250% 1/15/26	110,000	102,996
2.300% 5/15/31	220,000	190,634
3.875% 8/15/59	240,000	195,382

	Principal Amount	Value
4.000% 5/15/29	$ 100,000	$ 98,530
4.200% 5/15/32	80,000	78,282
		1,683,561
Home Builders — 0.1%
Lennar Corp.
4.500% 4/30/24	100,000	99,473
4.750% 11/29/27	40,000	39,908
		139,381
Insurance — 0.4%
Athene Global Funding Secured Overnight Financing Rate Index + 0.560%
5.962% FRN 8/19/24 (b)	465,000	463,154
Berkshire Hathaway Finance Corp.
2.850% 10/15/50	150,000	105,036
3.850% 3/15/52	90,000	75,200
New York Life Global Funding
0.950% 6/24/25 (b)	100,000	94,423
Principal Life Global Funding II
1.250% 6/23/25 (b)	110,000	104,108
Teachers Insurance & Annuity Association of America
4.900% 9/15/44 (b)	80,000	75,509
		917,430
Internet — 0.9%
Alphabet, Inc.
1.900% 8/15/40	100,000	69,312
Amazon.com, Inc.
3.150% 8/22/27	430,000	412,699
3.600% 4/13/32	470,000	447,708
3.875% 8/22/37	190,000	176,308
3.950% 4/13/52	200,000	174,996
Prosus NV
3.061% 7/13/31 (b)	370,000	298,858
3.832% 2/08/51 (b)	210,000	131,895
4.027% 8/03/50 (b)	310,000	203,388
		1,915,164
Iron & Steel — 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	170,000	185,511
Lodging — 0.5%
Las Vegas Sands Corp.
3.200% 8/08/24	860,000	843,305
Sands China Ltd.
5.375% STEP 8/08/25	390,000	384,604
		1,227,909

The accompanying notes are an integral part of the financial statements.
50

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.1%
Deere & Co.
3.750% 4/15/50	$ 90,000	$ 78,684
Otis Worldwide Corp.
2.056% 4/05/25	140,000	134,584
		213,268
Media — 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 1/15/34 (b)	65,000	52,821
4.500% 6/01/33 (b)	810,000	685,371
4.750% 3/01/30 (b)	105,000	95,945
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 3/01/42	240,000	166,941
4.200% 3/15/28	560,000	537,896
4.400% 4/01/33 (c)	290,000	267,636
4.908% 7/23/25	240,000	237,718
5.250% 4/01/53 (c)	400,000	335,018
5.500% 4/01/63	150,000	125,171
Comcast Corp.
2.887% 11/01/51	550,000	372,048
3.400% 4/01/30	525,000	491,402
3.750% 4/01/40	120,000	103,222
4.150% 10/15/28	270,000	266,239
CSC Holdings LLC
6.500% 2/01/29 (b) (c)	700,000	617,820
DISH DBS Corp.
5.125% 6/01/29	60,000	30,923
5.750% 12/01/28 (b)	70,000	55,832
Fox Corp.
5.476% 1/25/39	90,000	87,505
6.500% 10/13/33	100,000	108,245
		4,637,753
Mining — 0.8%
Anglo American Capital PLC
4.750% 4/10/27 (b)	230,000	226,961
Barrick North America Finance LLC
5.700% 5/30/41	80,000	84,330
5.750% 5/01/43	80,000	85,579
BHP Billiton Finance USA Ltd.
5.000% 9/30/43	100,000	100,750
First Quantum Minerals Ltd.
8.625% 6/01/31 (b)	200,000	169,500

	Principal Amount	Value
Freeport-McMoRan, Inc.
4.625% 8/01/30	$ 120,000	$ 117,266
5.450% 3/15/43	230,000	223,753
Glencore Funding LLC
1.625% 4/27/26 (b)	240,000	222,461
3.375% 9/23/51 (b)	45,000	31,692
4.000% 3/27/27 (b)	140,000	135,950
4.125% 3/12/24 (b)	230,000	229,159
Southern Copper Corp.
5.250% 11/08/42	250,000	242,123
		1,869,524
Miscellaneous – Manufacturing — 0.2%
3M Co.
3.050% 4/15/30	290,000	261,383
3.700% 4/15/50 (c)	180,000	142,274
		403,657
Multi-National — 0.6%
Inter-American Development Bank 7.350% 10/06/30 INR (e)	104,000,000	1,277,539
Oil & Gas — 2.7%
BP Capital Markets America, Inc.
2.939% 6/04/51	175,000	121,218
3.001% 3/17/52	230,000	161,344
3.633% 4/06/30	120,000	114,912
Chesapeake Energy Corp.
5.875% 2/01/29 (b)	100,000	97,995
Continental Resources, Inc.
2.268% 11/15/26 (b)	195,000	179,420
5.750% 1/15/31 (b)	250,000	248,865
Coterra Energy, Inc.
3.900% 5/15/27	230,000	222,523
4.375% 3/15/29	220,000	213,477
Devon Energy Corp.
5.000% 6/15/45	390,000	344,283
5.600% 7/15/41	140,000	135,307
5.850% 12/15/25	120,000	121,295
Diamondback Energy, Inc.
3.500% 12/01/29	160,000	148,595
Ecopetrol SA
5.875% 5/28/45	770,000	608,188
EOG Resources, Inc.
3.900% 4/01/35	200,000	184,019
4.375% 4/15/30	60,000	59,757
4.950% 4/15/50	40,000	39,292

The accompanying notes are an integral part of the financial statements.
51

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Exxon Mobil Corp.
3.482% 3/19/30	$ 190,000	$ 180,626
4.227% 3/19/40	205,000	190,245
4.327% 3/19/50	20,000	18,195
KazMunayGas National Co. JSC 5.375% 4/24/30 (b)	200,000	198,101
Marathon Petroleum Corp.
5.125% 12/15/26	185,000	187,018
Occidental Petroleum Corp.
6.125% 1/01/31	85,000	88,246
6.450% 9/15/36	50,000	52,900
6.600% 3/15/46 (c)	310,000	335,649
6.625% 9/01/30 (c)	60,000	63,811
Petrobras Global Finance BV
5.999% 1/27/28 (c)	760,000	772,675
Pioneer Natural Resources Co.
1.900% 8/15/30	170,000	144,331
Reliance Industries Ltd.
3.625% 1/12/52 (b)	330,000	241,757
Shell International Finance BV
2.750% 4/06/30	240,000	219,222
3.250% 4/06/50	330,000	247,910
Southwestern Energy Co.
4.750% 2/01/32	70,000	64,765
5.375% 2/01/29	75,000	73,192
		6,079,133
Oil & Gas Services — 0.1%
Halliburton Co.
2.920% 3/01/30	105,000	94,423
5.000% 11/15/45	100,000	97,050
		191,473
Pharmaceuticals — 2.9%
AbbVie, Inc.
2.600% 11/21/24	880,000	859,671
2.950% 11/21/26	260,000	249,313
3.200% 11/21/29	600,000	560,874
4.700% 5/14/45	25,000	23,789
Bausch Health Cos., Inc.
6.125% 2/01/27 (b)	50,000	33,750
Becton Dickinson & Co.
3.363% 6/06/24	80,000	79,227
Bristol-Myers Squibb Co.
4.350% 11/15/47	220,000	193,995
Cigna Group
4.125% 11/15/25	100,000	98,734
4.375% 10/15/28	760,000	753,878
4.900% 12/15/48	230,000	218,670

	Principal Amount	Value
CVS Health Corp.
2.125% 9/15/31	$ 330,000	$ 273,200
4.250% 4/01/50	70,000	58,464
4.300% 3/25/28	580,000	570,168
5.050% 3/25/48	220,000	205,768
Johnson & Johnson
3.625% 3/03/37	320,000	294,365
Merck & Co., Inc.
1.450% 6/24/30	120,000	100,282
Pfizer, Inc.
1.700% 5/28/30 (c)	280,000	238,424
Teva Pharmaceutical Finance Netherlands III BV
3.150% 10/01/26	1,700,000	1,574,029
		6,386,601
Pipelines — 3.3%
Cameron LNG LLC
3.302% 1/15/35 (b)	150,000	127,720
Columbia Pipelines Operating Co. LLC
6.036% 11/15/33 (b)	260,000	272,290
6.544% 11/15/53 (b)	40,000	44,040
Energy Transfer LP
3.900% 7/15/26	710,000	690,020
4.750% 1/15/26	240,000	238,432
6.250% 4/15/49	320,000	330,913
Enterprise Products Operating LLC 4.150% 10/16/28	1,030,000	1,016,939
EQM Midstream Partners LP
4.750% 1/15/31 (b)	140,000	130,291
Kinder Morgan Energy Partners LP 6.950% 1/15/38	355,000	389,599
Kinder Morgan, Inc.
4.300% 3/01/28	110,000	108,458
MPLX LP
4.700% 4/15/48	400,000	344,725
ONEOK, Inc.
5.550% 11/01/26	40,000	40,704
5.800% 11/01/30	70,000	72,775
6.050% 9/01/33	130,000	137,737
6.625% 9/01/53	200,000	223,828
Targa Resources Corp.
4.950% 4/15/52	40,000	35,092
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	140,000	135,997

The accompanying notes are an integral part of the financial statements.
52

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Tennessee Gas Pipeline Co. LLC 2.900% 3/01/30 (b)	$ 30,000	$ 26,423
Western Midstream Operating LP
3.100% STEP 2/01/25	240,000	233,559
4.050% STEP 2/01/30	900,000	841,626
5.250% STEP 2/01/50	1,660,000	1,488,291
Williams Cos., Inc.
3.500% 10/15/51	125,000	91,237
3.750% 6/15/27	250,000	240,960
		7,261,656
Real Estate Investment Trusts (REITS) — 0.1%
Crown Castle, Inc.
3.300% 7/01/30	35,000	31,379
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (b)	220,000	216,003
		247,382
Retail — 0.6%
Costco Wholesale Corp.
1.375% 6/20/27	190,000	172,392
1.600% 4/20/30	110,000	94,228
Home Depot, Inc.
2.700% 4/15/30	70,000	63,932
3.300% 4/15/40	120,000	99,129
3.350% 4/15/50	260,000	202,085
Lowe's Cos., Inc.
4.500% 4/15/30	50,000	49,710
McDonald's Corp.
3.500% 7/01/27	300,000	291,398
3.600% 7/01/30	190,000	180,224
4.450% 3/01/47	150,000	137,170
Walmart, Inc.
1.500% 9/22/28	80,000	71,466
1.800% 9/22/31	40,000	33,894
		1,395,628
Semiconductors — 0.5%
Broadcom, Inc.
3.419% 4/15/33 (b)	396,000	347,810
Intel Corp.
1.600% 8/12/28	190,000	168,078
3.050% 8/12/51	100,000	70,416
5.125% 2/10/30	90,000	93,338
Micron Technology, Inc.
5.875% 2/09/33	60,000	62,363
NVIDIA Corp.
3.700% 4/01/60	170,000	142,364

	Principal Amount	Value
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.875% 6/18/26	$ 245,000	$ 238,698
Texas Instruments, Inc.
1.750% 5/04/30	110,000	94,852
		1,217,919
Software — 0.2%
Microsoft Corp.
2.921% 3/17/52	150,000	110,705
Oracle Corp.
3.850% 4/01/60	340,000	246,378
4.650% 5/06/30	20,000	19,922
		377,005
Telecommunications — 1.8%
AT&T, Inc.
2.750% 6/01/31	160,000	140,268
3.500% 9/15/53	309,000	224,243
3.550% 9/15/55	215,000	154,580
T-Mobile USA, Inc.
2.250% 2/15/26	205,000	194,254
2.550% 2/15/31	60,000	51,679
3.375% 4/15/29	50,000	46,455
3.400% 10/15/52	230,000	167,520
3.500% 4/15/25	350,000	342,602
3.500% 4/15/31	700,000	639,933
3.875% 4/15/30	430,000	407,770
Telefonica Emisiones SA
5.213% 3/08/47	150,000	138,983
Verizon Communications, Inc.
2.650% 11/20/40	15,000	10,808
3.850% 11/01/42	610,000	510,580
3.875% 2/08/29	550,000	533,215
3.875% 3/01/52	435,000	352,364
		3,915,254
Transportation — 0.2%
Union Pacific Corp.
2.150% 2/05/27	50,000	46,658
2.891% 4/06/36	270,000	227,901
3.750% 2/05/70	150,000	115,659
3.839% 3/20/60	120,000	97,889
		488,107
TOTAL CORPORATE DEBT (Cost $88,331,087)		84,611,740

The accompanying notes are an integral part of the financial statements.
53

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Non-U.S. Government Agency Obligations — 13.4%
Commercial Mortgage-Backed Securities — 5.5%
Bank
Series 2020-BN28, Class AS, 2.140% 3/15/63	$ 380,000	$ 309,598
Series 2022-BNK39, Class AS, 3.181% 2/15/55	302,000	243,670
Series 2017-BNK8, Class A3, 3.229% 11/15/50	266,465	250,043
Benchmark Mortgage Trust
Series 2020-B19, Class AS, 2.148% 9/15/53	380,000	291,551
Series 2020-B18, Class AGNF, 4.139% 7/15/53 (b)	378,000	338,933
BPR Trust
Series 2021-TY, Class A, 1 mo. USD Term SOFR + 1.164% 6.527% FRN 9/15/38 (b)	550,000	532,464
Series 2022-OANA, Class A, 1 mo. USD Term SOFR + 1.898% 7.260% FRN 4/15/37 (b)	460,000	453,386
BX Commercial Mortgage Trust
Series 2023-XL3, Class A, 1 mo. USD Term SOFR + 1.761% 7.121% FRN 12/09/40 (b)	220,000	220,069
Series 2021-VOLT, Class F, 1 mo. USD Term SOFR + 2.514% 7.876% FRN 9/15/36 (b)	405,000	381,963
Series 2021-21M, Class H, 1 mo. USD Term SOFR + 4.124% 9.487% FRN 10/15/36 (b)	277,200	258,779
BX Trust
Series 2019-OC11, Class E, 3.944% VRN 12/09/41 (b) (f)	374,000	313,522
Series 2023-DELC, Class A, 1 mo. USD Term SOFR + 2.690% 8.052% FRN 5/15/38 (b)	440,000	440,825
CD Mortgage Trust, Series 2017-CD3, Class A4
3.631% 2/10/50	120,000	111,596

	Principal Amount	Value
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA, 0.980% VRN 1/10/48 (f)	$ 5,157,808	$ 79,230
Citigroup Commercial Mortgage Trust
Series 2019-GC41, Class B, 3.199% 8/10/56	163,000	134,914
Series 2020-420K, Class D, 3.312% VRN 11/10/42 (b) (f)	200,000	156,695
Series 2020-420K, Class E, 3.312% VRN 11/10/42 (b) (f)	200,000	144,636
Series 2017-C4, Class B, 4.096% VRN 10/12/50 (f)	340,000	306,138
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class XA, 0.805% VRN 4/15/50 (f)	7,567,449	34,502
Series 2019-C16, Class B, 3.885% 6/15/52	334,000	279,563
CSMC Trust, Series 2021-B33, Class B, 3.645% VRN 10/10/43 (b) (f)	300,000	225,907
DTP Commercial Mortgage Trust, Series 2023-STE2, Class A, 6.038% VRN 1/15/41 (b) (f)	220,000	216,586
Extended Stay America Trust, Series 2021-ESH, Class A, 1 mo. USD Term SOFR + 1.194% 6.557% FRN 7/15/38 (b)	336,038	332,677
GS Mortgage Securities Corp. Trust, Series 2018-RIVR, Class C, 1 mo. USD Term SOFR + 1.547%
6.909% FRN 7/15/35 (b)	167,000	96,449
GS Mortgage Securities Trust
Series 2015-GS1, Class XA, 0.755% VRN 11/10/48 (f)	7,515,207	84,490
Series 2014-GC26, Class D, 4.599% VRN 11/10/47 (b) (f)	763,000	536,245
HPLY Trust, Series 2019-HIT, Class F, 1 mo. USD Term SOFR + 3.264% 8.625% FRN 11/15/36 (b)	385,138	373,413

The accompanying notes are an integral part of the financial statements.
54

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class XA, 0.883% VRN 1/15/49 (f)	$ 3,277,531	$ 44,020
Series 2016-JP2, Class B, 3.460% 8/15/49	174,000	145,597
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class XA, 0.421% VRN 7/15/48 (f)	7,660,138	39,788
Series 2015-C29, Class XA, 0.544% VRN 5/15/48 (f)	5,300,619	29,729
Series 2014-C25, Class XA, 0.796% VRN 11/15/47 (f)	3,502,272	12,753
Series 2015-C28, Class XA, 0.915% VRN 10/15/48 (f)	5,681,357	46,537
Series 2015-C27, Class D, 3.803% VRN 2/15/48 (b) (f)	704,000	409,038
Series 2014-C23, Class D, 3.982% VRN 9/15/47 (b) (f)	391,000	343,744
Series 2013-C17, Class C, 4.732% VRN 1/15/47 (f)	400,000	363,520
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD Term SOFR + 2.114%
7.477% FRN 11/15/38 (b)	394,109	383,760
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A4 2.600% 9/15/49	126,591	118,942
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class XA, 0.832% VRN 12/15/48 (f)	5,434,489	63,947
MSWF Commercial Mortgage Trust
Series 2023-1, Class A4, 5.472% 5/15/56	250,000	255,346
Series 2023-2, Class A5, 6.014% VRN 12/15/56 (f)	250,000	269,895
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, 1 mo. USD Term SOFR + 1.397%
6.767% FRN 3/15/39 (b)	540,000	524,026
NJ Trust, Series 2023-GSP, Class A, 6.697% VRN 1/06/29 (b) (f)	200,000	205,141

	Principal Amount	Value
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA,
1.859% VRN 10/10/48 (f)	$ 3,098,383	$ 94,393
SLG Office Trust, Series 2021-OVA, Class E
2.851% 7/15/41 (b)	260,000	196,819
TTAN, Series 2021-MHC, Class F, 1 mo. USD Term SOFR + 3.014%
8.377% FRN 3/15/38 (b)	330,320	316,699
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class C, 3.746% VRN 3/10/46 (b) (f)	393,000	297,801
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS2, Class XA, 0.586% VRN 7/15/58 (f)	8,880,375	58,632
Series 2015-P2, Class XA, 0.923% VRN 12/15/48 (f)	3,450,555	45,824
Series 2019-C53, Class XA, 0.989% VRN 10/15/52 (f)	4,225,599	173,349
Series 2017-C38, Class A4, 3.190% 7/15/50	293,994	274,219
Series 2016-C35, Class B, 3.438% 7/15/48	328,000	282,802
		12,144,165
Other Asset-Backed Securities — 3.6%
AB BSL CLO 4 Ltd., Series 2023-4A, Class A, 3 mo. USD Term SOFR + 2.000% 7.416% FRN 4/20/36 (b)	200,000	200,691
AMMC CLO 23 Ltd., Series 2020-23A, Class A1R, 3 mo. USD Term SOFR + 1.302% 6.704% FRN 10/17/31 (b)	150,000	149,996
ARES Loan Funding IV Ltd., Series 2023-ALF4A, Class A1, 3 mo. USD Term SOFR + 1.750%
7.097% FRN 10/15/36 (b)	450,000	450,241
Birch Grove CLO 7 Ltd., Series 2023-7A, Class A1, 3 mo. USD Term SOFR + 1.800% 7.178% FRN 10/20/36 (b)	200,000	199,841

The accompanying notes are an integral part of the financial statements.
55

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B,
5.682% STEP 12/16/41 (b)	$ 571,575	$ 497,287
Cayuga Park CLO Ltd., Series 2020-1A, Class AR, 3 mo. USD Term SOFR + 1.382% 6.784% FRN 7/17/34 (b)	200,000	199,862
CLI Funding VI LLC, Series 2020-3A, Class A
2.070% 10/18/45 (b)	160,000	142,626
Dividend Solar Loans LLC, Series 2018-1, Class B
4.290% 7/20/38 (b)	487,959	436,365
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, 3 mo. USD Term SOFR + 1.282% 6.676% FRN 4/15/31 (b)	260,939	260,718
Empower CLO Ltd., Series 2023-2A, Class A1, 3 mo. USD Term SOFR + 2.200% 7.540% FRN 7/15/36 (b)	270,000	271,826
Hero Funding Trust, Series 2016-4A, Class A2
4.290% 9/20/47 (b)	86,878	81,002
HPS Loan Management Ltd., Series 15A-19, Class A1R, 3 mo. USD Term SOFR + 1.320% 6.732% FRN 1/22/35 (b)	250,000	249,788
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (b)	282,681	244,185
Mosaic Solar Loan Trust, Series 2020-2A, Class B
2.210% 8/20/46 (b)	250,442	209,702
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (b)	178,007	167,534
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ARR, 3 mo. USD Term SOFR + 1.422%
6.816% FRN 7/15/34 (b)	250,000	249,501

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class A1, 3 mo. USD Term SOFR + 1.392% 6.788% FRN 10/19/31 (b)	$ 260,000	$ 260,011
Octagon 66 Ltd., Series 2022-1A, Class A1R, 3 mo. USD Term SOFR + 1.750%
7.140% FRN 11/16/36 (b)	250,000	249,181
Rad CLO Ltd., Series 2023-22A, Class A1, 3 mo. USD Term SOFR + 1.830%
7.202% FRN 1/20/37 (b)	400,000	401,029
Storm King Park CLO Ltd., Series 2022-1A, Class A1, 3 mo. USD Term SOFR + 2.050% 7.444% FRN 10/15/35 (b)	250,000	251,003
Sunnova Helios IV Issuer LLC, Series 2020-AA, Class A
2.980% 6/20/47 (b)	350,578	321,378
Sunnova Helios VII Issuer LLC, Series 2021-C, Class C
2.630% 10/20/48 (b)	429,125	331,797
Symphony CLO Ltd., Series 2023-40A, Class A1, 3 mo. USD Term SOFR + 1.640% 6.984% FRN 1/14/34 (b)	380,000	380,055
Textainer Marine Containers VII Ltd., Series 2020-2A, Class A 2.100% 9/20/45 (b)	342,567	309,368
Upstart Securitization Trust, Series 2021-3, Class C
3.280% 7/20/31 (b)	500,000	467,073
Vault DI Issuer LLC, Series 2021-1A, Class A2
2.804% 7/15/46 (b)	500,000	439,664
Venture 41 CLO Ltd., Series 2021-41A, Class A1N, 3 mo. USD Term SOFR + 1.592% 7.007% FRN 1/20/34 (b)	250,000	249,991
Washington Mutural Asset-Backed Certificates Trust, Series 2006-HE5, Class 2A2, 1 mo. USD Term SOFR + 0.474% 4.290% FRN 10/25/36	53,855	19,068

The accompanying notes are an integral part of the financial statements.
56

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whitebox CLO II Ltd., Series 2020-2A, Class A1R, 3 mo. USD Term SOFR + 1.482% 6.880% FRN 10/24/34 (b)	$ 150,000	$ 149,945
		7,840,728
Student Loans Asset-Backed Securities — 0.5%
College Avenue Student Loans LLC, Series 2018-A, Class A1, 1 mo. USD Term SOFR + 1.314%
6.670% FRN 12/26/47 (b)	183,968	181,573
ELFI Graduate Loan Program LLC, Series 2020-A, Class A
1.730% 8/25/45 (b)	277,955	240,128
SoFi Professional Loan Program LLC
Series 2017-D, Class BFX, 3.610% 9/25/40 (b)	350,000	319,553
Series 2018-B, Class BFX, 3.830% 8/25/47 (b)	500,000	457,892
		1,199,146
Whole Loan Collateral Collateralized Mortgage Obligations — 3.5%
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, 4.522% VRN 4/25/37 (f)	511,273	457,374
Countrywide Home Loans Mortgage Pass-Through Trust
Series 2007-HYB2, Class 3A1, 4.159% VRN 2/25/47 (f)	694,448	618,590
Series 2007-3, Class A21, 6.000% 4/25/37	1,283,672	621,429
Series 2007-14, Class A6, 6.000% 9/25/37	1,122,119	586,604
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD Term SOFR + 0.454%
5.810% FRN 12/19/36	364,363	315,687
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489% VRN 9/25/56 (b) (f)	1,028,000	606,943
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, 3.357% VRN 7/25/35 (f)	219,865	190,699

	Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2022-NQM4, Class A1,
5.000% STEP 6/25/62 (b)	$ 446,304	$ 442,851
PRKCM Trust, Series 2023-AFC1, Class A1, 6.598% STEP 2/25/58 (b)	394,145	401,960
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3,
6.500% VRN 10/26/37 (b) (f)	623,571	262,092
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD Term SOFR + 0.714%
6.000% FRN 4/25/37	143,324	114,611
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2,
4.444% VRN 10/25/37 (f)	505,803	395,119
Verus Securitization Trust
Series 2021-4, Class M1, 2.195% VRN 7/25/66 (b) (f)	1,000,000	553,938
Series 2021-R1, Class M1, 2.338% 10/25/63 (b)	1,500,000	1,257,043
Series 2022 - 6, Class A1, 4.910% STEP 6/25/67 (b)	254,602	253,582
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5, 6.850% STEP 5/25/36	618,055	521,036
		7,599,558
Whole Loan Collateral Planned Amortization Classes — 0.3%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	1,253,264	724,622
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $37,939,427)		29,508,219
Sovereign Debt Obligations — 6.5%
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/27 BRL (e)	2,920,000	574,025
10.000% 1/01/33 BRL (e)	3,249,000	625,940

The accompanying notes are an integral part of the financial statements.
57

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Brazilian Government International Bond
3.750% 9/12/31	$ 950,000	$ 846,673
5.625% 2/21/47	300,000	263,173
Colombia Government International Bond
3.250% 4/22/32	230,000	182,546
4.125% 2/22/42	440,000	313,696
Indonesia Government International Bond
3.500% 1/11/28	320,000	306,771
Indonesia Treasury Bond
6.500% 2/15/31 IDR (e)	16,964,000,000	1,095,713
Israel Government International Bond
2.750% 7/03/30	310,000	273,575
Jamaica Government International Bond
9.625% 11/03/30 JMD (e)	22,000,000	142,478
Kenya Government International Bond
6.300% 1/23/34 (b)	370,000	295,933
Mexican Bonos
7.750% 11/23/34 MXN (e)	8,220,000	442,048
7.750% 11/13/42 MXN (e)	144,850,000	7,503,181
Mexico Government International Bond
2.659% 5/24/31	200,000	169,066
3.750% 1/11/28	205,000	197,589
4.280% 8/14/41	450,000	371,431
Nigeria Government International Bond
7.143% 2/23/30 (b)	210,000	188,920
Peruvian Government International Bond
6.550% 3/14/37	260,000	289,250
Provincia de Buenos Aires/Government Bond
6.375% STEP 9/01/37 (b)	540,000	206,126
Uruguay Government International Bond
3.875% 7/02/40 UYU (e)	4,776,940	127,740
		14,415,874
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $13,177,504)		14,415,874

	Principal Amount	Value
U.S. Government Agency Obligations and Instrumentalities (g) — 35.1%
Collateralized Mortgage Obligations — 4.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K-157, Class X1, 0.254% VRN 5/25/33 (f)	$ 10,399,684	$ 238,452
Series K-154, Class X1, 0.353% VRN 1/25/33 (f)	6,798,727	197,721
Series K124, Class X1, 0.719% VRN 12/25/30 (f)	5,375,426	213,406
Federal Home Loan Mortgage Corp. REMICS
Series 5092, Class AP, 2.000% 4/25/41	78,025	68,344
Series 4991, Class QV, 2.000% 9/25/45	92,755	74,381
Series 5085, Class NI, 2.000% 3/25/51	1,343,202	155,823
Series 5274, Class IO, 2.500% 1/25/51	652,444	105,939
Series 5071, Class IH, 2.500% 2/25/51	245,358	32,139
Series 4481, Class B, 3.000% 12/15/42	899,692	864,570
Series 4483, Class CA, 3.000% 6/15/44	1,514,175	1,432,194
Series 4391, Class MZ, 3.000% 9/15/44	131,937	116,096
Federal National Mortgage Association REMICS
Series 2018-21, Class PO, 0.000% 4/25/48	620,133	459,734
Series 2021-48, Class NS, 30 day USD SOFR Average + 3.650% 0.000% FRN 8/25/51	1,010,233	37,381
Series 2021-65, Class JA, 2.000% 1/25/46	72,911	61,781
Series 2020-57, Class 57, 2.000% 4/25/50	245,847	210,975
Series 2020-56, Class AQ, 2.000% 8/25/50	300,000	232,416
Series 2014-6, Class Z, 2.500% 2/25/44	128,102	109,214
Series 2012-118, Class VZ, 3.000% 11/25/42	129,045	116,481
Series 2018-18, Class ZG, 3.000% 6/25/50	2,613,730	1,807,162
Series 2020-96, Class IN, 3.000% 1/25/51	388,899	66,219

The accompanying notes are an integral part of the financial statements.
58

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-65, Class CZ, 3.500% 9/25/45	$ 133,809	$ 112,092
Government National Mortgage Association
Series 2022-210, Class IO, 0.696% VRN 7/16/64 (f)	1,483,117	97,693
Series 2022-216, Class IO, 0.750% VRN 7/16/65 (f)	1,488,896	93,730
Series 2020-103, Class AD, 1.450% 1/16/63	290,721	215,081
Series 2022-3, Class B, 1.850% 2/16/61	500,000	269,660
Series 2020-175, Class GI, 2.000% 11/20/50	144,794	15,747
Series 2022-113, Class Z, 2.000% 9/16/61	1,236,515	733,447
Series 2023-92, Class AH, 2.000% 6/16/64	99,990	79,315
Series 2022-220, Class E, 3.000% VRN 10/16/64 (f)	100,000	76,655
Government National Mortgage Association REMICS
Series 2021-103, Class SA, 30 day USD SOFR Average + 3.250% 0.000% FRN 4/20/51	1,152,411	26,748
Series 2022-115, Class MI, 2.500% 5/20/51	457,835	47,859
Series 2021-96, Class VI, 2.500% 6/20/51	423,148	56,764
Series 2021-176, Class IN, 2.500% 10/20/51	506,508	69,409
Series 2022-189, Class PT, 2.500% 10/20/51	93,343	78,182
Series 2022-99, Class JW, 2.500% 1/20/52	100,000	80,772
Series 2021-58, Class BI, 3.000% 3/20/51	629,817	96,260
Series 2021-98, Class IG, 3.000% 6/20/51	925,967	145,814
Series 2021-137, Class IQ, 3.000% 8/20/51	1,254,564	194,000
Series 2021-117, Class ID, 3.500% 6/20/51	695,397	112,442
Series 2020-H20, Class FA, 1 mo. USD Term SOFR + 0.464% 5.787% FRN 4/20/70	170,306	164,403
		9,366,501

	Principal Amount	Value
Pass-Through Securities — 29.8%
Federal Home Loan Mortgage Corp.
Pool #RB5084 1.500% 11/01/40	$438,662	$363,612
Pool #RB5110 1.500% 5/01/41	486,206	400,744
Pool #RB5117 1.500% 7/01/41	413,191	339,013
Pool #RA4537 1.500% 2/01/51	82,634	64,804
Pool #RB5131 2.000% 10/01/41	584,003	499,704
Pool #RB0714 2.000% 12/01/41	85,677	73,149
Pool #RB5138 2.000% 12/01/41	425,157	362,857
Pool #SC0313 2.000% 1/01/42	457,319	390,306
Pool #QK1354 2.000% 2/01/42	86,952	74,211
Pool #RB5145 2.000% 2/01/42	697,108	594,959
Pool #RB5153 2.000% 4/01/42	799,744	681,055
Pool #SC0319 2.000% 4/01/42	91,208	78,043
Pool #SC0384 2.000% 4/01/42	285,907	245,799
Pool #QB3535 2.000% 9/01/50	507,741	417,632
Pool #QB4985 2.000% 11/01/50	73,355	60,566
Pool #SD8146 2.000% 5/01/51	569,529	467,386
Pool #RA5731 2.000% 8/01/51	168,102	138,532
Pool #SD0715 2.000% 9/01/51	1,758,758	1,462,569
Pool #QD2129 2.000% 11/01/51	447,234	365,767
Pool #QD3960 2.000% 1/01/52	355,836	292,908
Pool #RB5149 2.500% 3/01/42	87,272	77,081
Pool #QK1449 2.500% 4/01/42	177,367	156,047
Pool #G08520 2.500% 1/01/43	471,273	422,362
Pool #SD7521 2.500% 7/01/50	195,265	169,474
Pool #SD7525 2.500% 10/01/50	612,250	531,384
Pool #RA3913 2.500% 11/01/50	225,910	195,931
Pool #RA4142 2.500% 12/01/50	283,330	245,731
Pool #SD7534 2.500% 2/01/51	144,193	125,328
Pool #QC7086 2.500% 9/01/51	590,404	504,120
Pool #SD2991 2.500% 9/01/51	94,337	81,671
Pool #QC9443 2.500% 10/01/51	175,971	150,969
Pool #SD0777 2.500% 11/01/51	85,647	73,615
Pool #SD0857 2.500% 1/01/52	445,109	382,702
Pool #SD7554 2.500% 4/01/52	1,060,092	914,277
Pool #SD1749 2.500% 4/01/52	92,208	79,265
Pool #QK1512 3.000% 5/01/42	168,018	152,959
Pool #RA2797 3.000% 6/01/50	54,365	48,312
Pool #QC3242 3.000% 6/01/51	442,221	396,853
Pool #SD8174 3.000% 10/01/51	1,331,651	1,183,331
Pool #SD0781 3.000% 11/01/51	80,189	71,311
Pool #QD7333 3.000% 2/01/52	90,890	80,927
Pool #QD6216 3.000% 2/01/52	86,393	76,922
Pool #G08632 3.500% 3/01/45	602,570	564,872
Pool #SD1549 3.500% 4/01/52	90,877	83,538
Pool #SD1936 3.500% 6/01/52	18,534	17,030
Pool #SD2866 4.000% 7/01/49	94,302	90,214
Pool #SD1218 4.000% 7/01/49	815,686	784,914

The accompanying notes are an integral part of the financial statements.
59

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #RA7185 4.000% 4/01/52	$351,295	$334,749
Pool #RA7186 4.000% 4/01/52	175,847	168,114
Pool #SD7560 4.000% 2/01/53	187,911	179,750
Pool #SD2792 4.500% 3/01/47	91,840	91,673
Pool #SD1143 4.500% 9/01/50	1,149,519	1,133,490
Pool #SD0615 4.500% 1/01/51	83,437	82,299
Pool #SD1807 4.500% 7/01/52	92,822	90,571
Pool #SD2394 4.500% 11/01/52	93,507	90,829
Pool #SD1775 4.500% 11/01/52	185,988	181,346
Pool #SD2355 4.500% 12/01/52	93,692	90,973
Pool #SD1305 5.000% 7/01/52	623,601	619,725
Pool #QF5465 5.000% 12/01/52	93,579	92,854
Pool #SD2374 5.000% 1/01/53	93,104	92,383
Pool #SD2591 5.000% 3/01/53	94,119	93,769
Pool #RA8790 5.000% 4/01/53	194,877	192,935
Pool #RA8694 5.000% 4/01/53	191,605	191,432
Pool #SD3722 5.000% 5/01/53	96,727	96,458
Pool #SD2245 5.500% 12/01/52	95,664	96,358
Pool #SD2138 5.500% 1/01/53	97,089	98,066
Pool #SD2723 5.500% 3/01/53	94,625	95,400
Pool #QF9985 5.500% 4/01/53	95,825	96,395
Pool #QG1295 5.500% 4/01/53	98,004	98,607
Pool #SD2688 5.500% 4/01/53	95,168	96,096
Pool #SD2511 5.500% 4/01/53	94,790	95,388
Pool #SD2762 5.500% 5/01/53	96,037	96,973
Pool #SD2756 5.500% 5/01/53	94,283	95,099
Pool #SD2892 5.500% 5/01/53	93,830	94,745
Pool #QG7311 5.500% 7/01/53	98,114	99,132
Pool #RA94375.500% 7/01/53	98,227	98,848
Pool #SD3475 5.500% 8/01/53	96,206	96,783
Pool #SD2284 6.000% 12/01/52	90,943	92,784
Pool #SD2578 6.000% 3/01/53	186,166	189,645
Pool #SD3432 6.000% 7/01/53	95,827	98,187
Pool #SD3642 6.000% 9/01/53	97,362	100,398
Pool #SD3737 6.000% 9/01/53	99,229	101,021
Pool #SD2452 6.500% 2/01/53	90,861	93,582
Pool #RA8904 6.500% 4/01/53	184,889	190,368
Pool #RA9081 6.500% 5/01/53	95,163	98,608
Federal National Mortgage Association
Pool #MA4519 1.500% 1/01/42	87,306	71,305
Pool #MA4236 1.500% 1/01/51	81,737	63,921
Pool #MA4280 1.500% 3/01/51	16,646	13,007
Pool #FP0028 2.000% 8/01/40	95,100	81,908
Pool #MA4422 2.000% 9/01/41	818,284	701,702
Pool #MA4446 2.000% 10/01/41	247,184	211,504
Pool #MA4474 2.000% 11/01/41	167,728	143,517
Pool #MA4501 2.000% 12/01/41	85,350	72,843
Pool #MA4540 2.000% 2/01/42	86,562	73,878

	Principal Amount	Value
Pool #MA4606 2.000% 5/01/42	$269,995	$229,926
Pool #BQ3331 2.000% 8/01/50	75,628	62,206
Pool #CA7023 2.000% 9/01/50	72,582	59,837
Pool #BQ4926 2.000% 10/01/50	72,087	59,294
Pool #CA7224 2.000% 10/01/50	144,604	119,212
Pool #MA4237 2.000% 1/01/51	2,353,185	1,933,357
Pool #BR4052 2.000% 2/01/51	74,463	61,388
Pool #MA4305 2.000% 4/01/51	484,085	397,266
Pool #BR9750 2.000% 4/01/51	412,719	338,700
Pool #FM9441 2.000% 4/01/51	83,400	68,521
Pool #MA4325 2.000% 5/01/51	247,016	202,714
Pool #FS4654 2.000% 7/01/51	191,314	157,362
Pool #FM9489 2.000% 11/01/51	87,409	71,732
Pool #FS4270 2.000% 3/01/52	94,782	78,257
Pool #BS4941 2.460% 4/01/32	978,200	841,522
Pool #MA4177 2.500% 11/01/40	58,046	51,776
Pool #FS0697 2.500% 2/01/42	84,066	74,591
Pool #MA4571 2.500% 3/01/42	86,423	76,332
Pool #MA4587 2.500% 4/01/42	177,273	155,963
Pool #BV7697 2.500% 4/01/42	361,867	318,369
Pool #MA4607 2.500% 5/01/42	88,673	78,014
Pool #FM4052 2.500% 9/01/50	2,392,739	2,076,705
Pool #MA4256 2.500% 2/01/51	1,073,838	920,260
Pool #FS1924 2.500% 3/01/51	85,503	73,275
Pool #FM7673 2.500% 6/01/51	316,107	272,478
Pool #BT5574 2.500% 8/01/51	80,229	68,414
Pool #FS0028 2.500% 9/01/51	85,322	73,600
Pool #BU3295 2.500% 10/01/51	169,322	144,471
Pool #FM8786 2.500% 10/01/51	82,657	71,300
Pool #FM9195 2.500% 10/01/51	167,519	143,718
Pool #BU1322 2.500% 2/01/52	90,731	77,656
Pool #FS0549 2.500% 2/01/52	265,883	228,397
Pool #FS2595 2.500% 3/01/52	183,313	157,612
Pool #FS3368 2.500% 3/01/52	92,815	79,802
Pool #FS1626 2.500% 4/01/52	178,929	153,647
Pool #BF0546 2.500% 7/01/61	594,903	492,160
Pool #BF0560 2.500% 9/01/61	87,958	72,767
Pool #FS1542 3.000% 4/01/42	170,675	155,378
Pool #MA4643 3.000% 5/01/42	89,340	81,333
Pool #CB3542 3.000% 5/01/42	88,204	80,299
Pool #MA4632 3.000% 6/01/42	360,313	328,021
Pool #MA2248 3.000% 4/01/45	272,381	244,820
Pool #AS7661 3.000% 8/01/46	268,144	240,174
Pool #FM9934 3.000% 12/01/48	839,771	760,310
Pool #FM9564 3.000% 2/01/50	982,783	889,790
Pool #CA7531 3.000% 10/01/50	72,000	64,929
Pool #FM8480 3.000% 11/01/50	61,505	55,061
Pool #FM9464 3.000% 11/01/51	161,937	145,425
Pool #BU1421 3.000% 1/01/52	87,888	78,666

The accompanying notes are an integral part of the financial statements.
60

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FS2463 3.000% 2/01/52	$543,347	$483,784
Pool #FS1289 3.000% 3/01/52	425,791	383,838
Pool #CB3833 3.000% 6/01/52	91,144	81,096
Pool #CB3386 3.500% 4/01/42	87,829	82,678
Pool #MA3210 3.500% 12/01/47	179,496	167,454
Pool #FM7100 3.500% 6/01/50	110,288	102,923
Pool #FS1237 3.500% 12/01/51	246,806	229,651
Pool #FS1240 3.500% 12/01/51	84,025	77,547
Pool #FS1241 3.500% 1/01/52	89,127	82,319
Pool #FS1462 3.500% 1/01/52	170,638	158,777
Pool #FS2296 3.500% 1/01/52	430,541	396,847
Pool #FS1092 3.500% 4/01/52	522,665	481,913
Pool #FS1454 3.500% 4/01/52	175,900	162,197
Pool #FS1555 3.500% 4/01/52	178,246	164,561
Pool #CB3282 3.500% 4/01/52	176,303	161,997
Pool #FS1556 3.500% 5/01/52	710,155	659,684
Pool #FS1866 3.500% 5/01/52	93,473	86,238
Pool #BV8546 3.500% 5/01/52	172,704	160,308
Pool #FS3339 3.500% 6/01/52	276,847	254,381
Pool #BS6215 3.840% 7/01/32	100,000	95,364
Pool #BS6949 3.980% 10/01/32	100,000	94,362
Pool #FM3049 4.000% 4/01/44	200,460	193,516
Pool #AX2501 4.000% 10/01/44	564,762	544,338
Pool #CA2472 4.000% 10/01/48	56,921	54,560
Pool #CB3272 4.000% 4/01/52	175,673	167,948
Pool #CB3320 4.000% 4/01/52	358,882	341,978
Pool #CB3614 4.000% 5/01/52	88,703	84,802
Pool #FS2023 4.000% 5/01/52	184,662	176,470
Pool #FS2442 4.000% 7/01/52	18,471	17,594
Pool #FM1263 4.500% 7/01/49	39,608	39,043
Pool #FS4480 4.500% 3/01/50	89,895	89,737
Pool #MA4031 4.500% 5/01/50	22,297	21,932
Pool #FS0067 4.500% 9/01/51	69,687	68,481
Pool #FS2914 4.500% 9/01/52	92,124	89,976
Pool #BX2186 4.500% 11/01/52	76,545	74,323
Pool #FS3977 4.500% 11/01/52	46,656	45,302
Pool #FS3836 4.500% 1/01/53	93,157	90,490
Pool #CB5892 4.500% 3/01/53	95,588	92,814
Pool #BS6976 4.840% 10/01/32	98,705	100,651
Pool #CB3880 5.000% 6/01/52	86,689	86,692
Pool #CB4103 5.000% 7/01/52	177,041	178,707
Pool #BW0048 5.000% 7/01/52	84,267	83,863
Pool #BW9916 5.000% 10/01/52	93,646	92,778
Pool #FS3249 5.000% 11/01/52	91,533	90,793
Pool #FS3941 5.000% 2/01/53	95,741	94,999
Pool #FS5708 5.000% 6/01/53	97,700	97,611
Pool #FS5155 5.000% 7/01/53	189,721	191,032
Pool #BS9824 5.050% 10/01/28	100,000	102,531
Pool #BZ0011 5.170% 12/01/33	100,000	104,586

	Principal Amount	Value
Pool #BS9960 5.360% 12/01/33	$100,000	$106,066
Pool #CB5108 5.500% 11/01/52	187,825	189,187
Pool #FS3672 5.500% 2/01/53	96,520	97,974
Pool #FS4166 5.500% 4/01/53	95,100	95,641
Pool #FS4805 5.500% 5/01/53	98,694	99,872
Pool #CB6322 5.500% 5/01/53	95,751	96,446
Pool #FS4979 5.500% 5/01/53	95,803	96,348
Pool #FS5437 5.500% 6/01/53	294,891	296,477
Pool #FS5647 5.500% 7/01/53	96,832	97,791
Pool #CB7109 5.500% 9/01/53	390,774	393,119
Pool #CB7114 5.500% 9/01/53	587,337	590,495
Pool #CB5316 6.000% 12/01/52	177,789	181,111
Pool #FS4454 6.000% 4/01/53	92,925	94,522
Pool #FS4573 6.000% 5/01/53	189,668	193,864
Pool #CB6753 6.000% 7/01/53	288,378	294,847
Pool #FS5306 6.000% 7/01/53	95,568	98,876
Pool #CB5497 6.500% 1/01/53	270,869	280,504
Pool #BX7702 6.500% 2/01/53	90,986	93,711
Government National Mortgage Association II
Pool #MA7135 2.000% 1/20/51	139,930	118,487
Pool #BS8546 2.500% 12/20/50	70,217	60,728
Pool #785565 2.500% 6/20/51	81,928	70,933
Pool #785568 2.500% 8/20/51	80,569	69,682
Pool #785657 2.500% 10/20/51	167,346	144,732
Pool #785663 2.500% 10/20/51	82,525	71,374
Pool #785667 2.500% 10/20/51	83,897	72,560
Pool #785662 2.500% 10/20/51	2,221,906	1,911,935
Pool #785762 2.500% 11/20/51	86,054	74,399
Pool #785764 2.500% 11/20/51	631,725	548,136
Pool #785789 2.500% 12/20/51	84,018	72,638
Pool #785821 2.500% 12/20/51	87,126	75,326
Pool #MA7368 3.000% 5/20/51	193,867	176,078
Pool #MA7590 3.000% 9/20/51	1,444,869	1,311,726
Pool #MA7650 3.000% 10/20/51	395,906	358,805
Pool #MA7706 3.000% 11/20/51	164,269	149,132
Pool #MA7768 3.000% 12/20/51	83,614	75,909
Pool #786150 3.000% 3/20/52	90,210	81,101
Pool #786583 3.000% 3/20/52	190,087	171,012
Pool #786843 3.000% 3/20/52	193,062	173,688
Pool #MA5594 3.500% 11/20/48	158,378	149,048
Pool #MA6711 3.500% 6/20/50	274,156	257,535
Pool #MA6997 3.500% 11/20/50	332,435	312,177
Pool #MA7883 3.500% 2/20/52	612,828	571,748
Pool #MA7989 3.500% 4/20/52	361,808	337,216
Pool #786216 3.500% 6/20/52	182,609	167,687
Pool #MA5078 4.000% 3/20/48	171,120	165,781
Pool #MA5763 4.000% 2/20/49	150,155	145,001
Pool #MA5817 4.000% 3/20/49	62,019	59,890

The accompanying notes are an integral part of the financial statements.
61

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA5876 4.000% 4/20/49	$49,558	$47,857
Pool #MA8045 4.000% 5/20/52	183,018	174,891
Pool #CK9592 4.000% 6/20/52	90,460	86,140
Pool #786429 4.000% 6/20/52	93,660	89,860
Pool #MA5193 4.500% 5/20/48	27,458	27,136
Pool #MA5265 4.500% 6/20/48	185,937	183,524
Pool #MA5399 4.500% 8/20/48	69,171	68,231
Pool #MA5652 4.500% 12/20/48	33,217	32,745
Pool #MA5711 4.500% 1/20/49	548,126	540,158
Pool #MA5764 4.500% 2/20/49	89,592	88,262
Pool #MA5818 4.500% 3/20/49	147,720	145,572
Pool #786366 4.500% 8/20/52	186,747	182,573
Pool #786335 4.500% 9/20/52	185,138	181,000
Pool #MA519 4 5.000% 5/20/48	18,476	18,612
Pool #MA5597 5.000% 11/20/48	37,257	37,413
Pool #MA5653 5.000% 12/20/48	45,579	45,756
Pool #MA5712 5.000% 1/20/49	35,839	35,978
Pool #MA5878 5.000% 4/20/49	18,276	18,352
Pool #MA6287 5.000% 11/20/49	16,300	16,419
Pool #MA6413 5.000% 1/20/50	36,002	36,221
Pool #786340 5.000% 9/20/52	94,201	94,420
Pool #MA8348 5.000% 10/20/52	93,510	92,996
Pool #MA8428 5.000% 11/20/52	189,071	188,034
Pool #MA8490 5.000% 12/20/52	569,457	566,154
Pool #786474 5.000% 1/20/53	94,317	94,625
Pool #MA8569 5.000% 1/20/53	383,314	381,449
Pool #MA8725 5.000% 3/20/53	96,921	96,480
Pool #MA8429 5.500% 11/20/52	280,089	282,043
Pool #786535 5.500% 2/20/53	192,523	195,250
Pool #MA8726 5.500% 3/20/53	192,665	193,948
Pool #MA8801 5.500% 4/20/53	486,181	489,421
Pool #786835 5.500% 8/20/53	99,536	100,821
Pool #MA9018 6.000% 7/20/53	691,284	702,810
Government National Mortgage Association II, TBA
2.000% 1/20/54 (h)	500,000	423,456
3.000% 1/20/54 (h)	500,000	452,984
3.500% 1/20/54 (h)	400,000	372,575
4.000% 1/20/54 (h)	400,000	382,132
5.000% 1/20/54 (h)	600,000	596,357
5.500% 1/20/54 (h)	500,000	503,102
6.500% 3/20/54 (h)	200,000	204,115
Uniform Mortgage-Backed Security, TBA
2.000% 1/01/54 (h)	100,000	81,767
3.000% 1/01/54 (h)	300,000	265,547
4.000% 1/01/54 (h)	300,000	283,922
4.500% 1/01/54 (h)	100,000	97,016

	Principal Amount	Value
5.000% 1/01/54 (h)	$800,000	$792,000
6.000% 1/01/54 (h)	100,000	101,594
		65,609,480
Whole Loans — 1.1%
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA2, Class M2, 30 day USD SOFR Average + 3.750%
9.087% FRN 2/25/42 (b)	390,000	402,604
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R04, Class 1M2, 30 day USD SOFR Average + 3.100% 8.437% FRN 3/25/42 (b)	2,000,000	2,058,067
		2,460,671
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $80,909,907)		77,436,652
U.S. Treasury Obligations — 1.5%
U.S. Treasury Bonds & Notes — 1.5%
U.S. Treasury Bonds
3.625% 5/15/53	130,000	120,494
4.125% 8/15/53	310,000	314,118
4.375% 8/15/43	170,000	173,825
4.750% 11/15/43 (c)	440,000	472,797
U.S. Treasury Inflation-Indexed Notes
1.125% 1/15/33	2,138,103	2,022,427
U.S. Treasury Notes
4.375% 8/31/28	20,000	20,430
4.625% 9/30/28	120,000	123,887
		3,247,978
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,282,018)		3,247,978
TOTAL BONDS & NOTES (Cost $229,890,622)		215,519,114
TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $194,218)		145,581
TOTAL LONG-TERM INVESTMENTS (Cost $230,084,840)		215,664,695

The accompanying notes are an integral part of the financial statements.
62

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Short-Term Investments — 2.6%
Investment of Cash Collateral from Securities Loaned — 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio (i)	3,517,875	$3,517,875

	Principal Amount
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (j)	$2,311,936	2,311,936
TOTAL SHORT-TERM INVESTMENTS (Cost $5,829,811)		5,829,811
TOTAL INVESTMENTS — 100.5%
(Cost $235,914,651) (k)		221,494,506
Other Assets/ (Liabilities) — (0.5)%		(1,000,277)
NET ASSETS — 100.0%		$ 220,494,229

Abbreviation Legend

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
LIBOR	London InterBank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	All or a portion of the security represents unsettled bank loan commitments at December 31, 2023 where the rate will be determined at time of settlement.
(b)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $39,425,611 or 17.88% of net assets.

(c)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $4,063,611 or 1.84% of net assets. The Fund received $633,564 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Security is perpetual and has no stated maturity date.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)
Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2023.

(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	Represents investment of security lending cash collateral. (Note 2).
(j)
Maturity value of $2,312,348. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $2,358,224.

(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
63

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
USD Call EUR Put	BNP Paribas S.A.*	2/22/24	1.06	1,570,000	USD	1,570,000	$ 1,441	$ 4,333	$ (2,892)
USD Call CAD Put	BNP Paribas S.A.*	3/21/24	1.37	1,540,000	USD	1,540,000	2,310	3,634	(1,324)
USD Call CHF Put	Goldman Sachs & Co.*	3/15/24	0.85	1,174,457	USD	1,174,457	6,478	6,675	(197)
USD Call EUR Put	JP Morgan Chase Bank N.A.*	2/02/24	1.06	1,141,057	USD	1,141,057	258	13,379	(13,121)
USD Call EUR Put	JP Morgan Chase Bank N.A.*	2/06/24	1.06	839,626	USD	839,626	336	5,806	(5,470)
							$10,823	$33,827	$(23,004)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
3 Month SOFR Future	6/14/24	96.00	148	USD	35,329,450	$51,800	$ 31,761	$ 20,039
Put
U.S. Treasury Note 10 Year Future	1/26/24	111.50	47	USD	5,305,859	$17,625	$27,988	$(10,363)
U.S. Treasury Note 5 Year Future	1/26/24	107.75	47	USD	5,112,352	11,383	20,308	(8,925)
3 Month SOFR Future	3/15/24	94.50	88	USD	20,903,300	1,100	16,685	(15,585)
3 Month SOFR Future	4/12/24	94.75	43	USD	10,264,638	2,150	6,290	(4,140)
3 Month SOFR Future	12/13/24	96.00	52	USD	12,515,100	50,700	57,359	(6,659)
						$82,958	$128,630	$(45,672)
						$134,758	$160,391	$(25,633)

The accompanying notes are an integral part of the financial statements.
64

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Put
USD Put MXN Call	JP Morgan Chase Bank N.A.*	2/14/24	17.02	1,211,947	USD	1,211,947	$ (16,724)	$ (9,722)	$ (7,002)
USD Put MXN Call	Morgan Stanley & Co. LLC*	2/22/24	16.80	957,384	USD	957,384	(9,122)	(7,117)	(2,005)
							$(25,846)	$(16,839)	$(9,007)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
U.S. Treasury Note 10 Year Future	1/26/24	114.00	18	USD	2,032,031	$ (8,719)	$ (8,125)	$ (594)
U.S. Treasury Note 10 Year Future	1/26/24	115.00	47	USD	5,305,859	(12,484)	(17,543)	5,059
U.S. Treasury Note 5 Year Future	1/26/24	110.25	47	USD	5,112,352	(9,180)	(12,403)	3,223
3 Month SOFR Future	9/13/24	96.88	31	USD	7,432,638	(12,594)	(13,510)	916
3 Month SOFR Future	9/13/24	97.00	220	USD	52,747,750	(78,375)	(88,326)	9,951
3 Month SOFR Future	12/13/24	97.13	52	USD	12,515,100	(32,175)	(28,241)	(3,934)
						$ (153,527)	$ (168,148)	$14,621
Put
U.S. Treasury Note 10 Year Future	1/26/24	110.00	47	USD	5,305,859	(5,141)	(10,200)	5,059
U.S. Treasury Note 5 Year Future	1/26/24	106.75	47	USD	5,112,352	(3,305)	(7,661)	4,356
U.S. Treasury Note 10 Year Future	2/23/24	108.00	76	USD	8,579,688	(9,500)	(36,900)	27,400
3 Month SOFR Future	6/14/24	94.50	140	USD	33,419,750	(7,875)	(48,706)	40,831
3 Month SOFR Future	12/13/24	95.50	52	USD	12,515,100	(26,000)	(30,466)	4,466
						$(51,821)	$ (133,933)	$82,112
						$ (205,348)	$ (302,081)	$96,733

The accompanying notes are an integral part of the financial statements.
65

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	1/19/24	CAD	2,166,165	USD	1,590,149	$ 45,037
BNP Paribas SA*	1/19/24	AUD	6,232,927	USD	3,966,430	283,189
BNP Paribas SA*	1/19/24	EUR	904,220	USD	958,655	40,181
BNP Paribas SA*	1/19/24	USD	1,872,458	GBP	1,532,007	(80,484)
Citibank N.A. *	1/19/24	IDR	19,903,331,109	USD	1,290,748	1,732
Goldman Sachs & Co.*	1/19/24	USD	250,779	EUR	227,000	26
Goldman Sachs & Co.*	1/19/24	ZAR	6,598,022	USD	343,200	17,016
Goldman Sachs & Co.*	1/19/24	USD	347,908	ZAR	6,598,022	(12,308)
JP Morgan Chase Bank N.A. *	1/19/24	USD	1,350,487	MXN	24,784,414	(105,367)
JP Morgan Chase Bank N.A. *	1/19/24	USD	1,537,451	CNH	11,159,745	(30,399)
JP Morgan Chase Bank N.A. *	1/19/24	USD	1,381,341	IDR	21,656,660,000	(24,997)
Morgan Stanley & Co. LLC*	1/19/24	JPY	748,109,864	USD	5,077,918	239,505
Morgan Stanley & Co. LLC*	1/19/24	NOK	12,348,502	EUR	1,066,342	37,979
Morgan Stanley & Co. LLC*	1/19/24	MXN	11,425,908	USD	654,393	16,773
						$427,883

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Long
Euro-OAT	3/07/24	16	$2,254,906	$ 67,982
U.S. Treasury Note 10 Year	3/19/24	379	42,081,525	704,022
U.S. Treasury Ultra Bond	3/19/24	234	28,575,283	2,685,655
UK Long Gilt	3/26/24	16	1,976,028	117,457
3 Month SOFR	3/18/25	76	18,180,746	110,554
3 Month SOFR	3/17/26	177	42,540,750	352,988
				$4,038,658
Short
Euro-Bund	3/07/24	20	$(2,944,209)	$(85,472)
Euro-Buxl 30 Year Bond	3/07/24	2	(288,835)	(24,069)
Japanese 10 Year Bond	3/13/24	4	(4,124,233)	(37,753)
3 Month SOFR	3/19/24	141	(33,607,302)	245,821
U.S. Treasury Long Bond	3/19/24	12	(1,415,985)	(83,265)
U.S. Treasury Ultra 10 Year	3/19/24	61	(6,878,871)	(320,082)
U.S. Treasury Note 2 Year	3/28/24	98	(19,969,221)	(210,357)
U.S. Treasury Note 5 Year	3/28/24	318	(34,219,814)	(370,139)
3 Month SOFR	6/18/24	17	(4,019,373)	(18,765)
				$(904,081)

The accompanying notes are an integral part of the financial statements.
66

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/(Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 41†	5.000%	Quarterly	12/20/28	USD	269,478	$(15,718)	$(1,927)	$(13,791)

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	BBB**	USD	41,046,900	$ 797,664	$ 473,707	$ 323,957

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 5.410%	Maturity	Fed Funds	Maturity	1/31/24	USD	53,306,000	$(2,868)	$—	$(2,868)
12-Month USD SOFR	Annually	Fixed 4.100%	Annually	3/10/26	USD	18,692,000	95,532	225,325	(129,793)
12-Month USD SOFR	Annually	Fixed 3.950%	Annually	5/31/28	USD	1,514,000	27,577	4,229	23,348
Fixed 3.400%	Annually	12-Month USD SOFR	Annually	3/10/34	USD	4,169,000	2,418	(70,098)	72,516
Fixed 3.050%	Annually	12-Month USD SOFR	Annually	2/15/48	USD	10,646,000	600,952	208,368	392,584
							$ 723,611	$ 367,824	$ 355,787

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BRL-CDI	Maturity	Fixed 10.230%	Maturity	JP Morgan Chase Bank N.A.*	1/02/29	BRL	17,860,000	$(2,110)	$ —	$(2,110)

*	Contracts are subject to a master netting agreement or similar agreement.
**
Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††
For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company's rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

The accompanying notes are an integral part of the financial statements.
67

MML Dynamic Bond Fund — Portfolio of Investments (Continued)

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JMD	Jamaican Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.
68

MML Equity Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 98.6%
Common Stock — 98.6%
Basic Materials — 2.8%
Chemicals — 1.1%
CF Industries Holdings, Inc.	6,100	$ 484,950
Dow, Inc.	36,000	1,974,240
Eastman Chemical Co.	6,200	556,884
Linde PLC	7,200	2,957,112
LyondellBasell Industries NV Class A	17,408	1,655,152
Nutrien Ltd.	15,175	854,808
Olin Corp.	7,002	377,758
		8,860,904
Forest Products & Paper — 0.1%
International Paper Co.	17,300	625,395
Iron & Steel — 0.9%
Cleveland-Cliffs, Inc. (a)	25,400	518,668
Commercial Metals Co.	2,600	130,104
Nucor Corp.	19,600	3,411,184
Reliance Steel & Aluminum Co.	3,800	1,062,784
Steel Dynamics, Inc.	13,700	1,617,970
U.S. Steel Corp.	12,100	588,665
		7,329,375
Mining — 0.7%
Franco-Nevada Corp.	8,300	919,723
Freeport-McMoRan, Inc.	56,900	2,422,233
Southern Copper Corp.	8,583	738,739
Wheaton Precious Metals Corp. (b)	27,400	1,351,916
		5,432,611
		22,248,285
Communications — 5.9%
Advertising — 0.2%
Interpublic Group of Cos., Inc.	20,700	675,648
Omnicom Group, Inc.	14,000	1,211,140
		1,886,788
Internet — 0.7%
Alphabet, Inc. Class C (a)	8,042	1,133,359
Booking Holdings, Inc. (a)	807	2,862,607
eBay, Inc.	26,600	1,160,292
Gen Digital, Inc.	20,400	465,528
Robinhood Markets, Inc. Class A (a)	21,100	268,814
		5,890,600

	Number of Shares	Value
Media — 1.6%
Charter Communications, Inc. Class A (a)	4,700	$ 1,826,796
Comcast Corp. Class A	234,100	10,265,285
Fox Corp. Class A	22,000	652,740
		12,744,821
Telecommunications — 3.4%
AT&T, Inc.	204,800	3,436,544
Cisco Systems, Inc.	219,900	11,109,348
Corning, Inc.	45,000	1,370,250
Juniper Networks, Inc.	16,100	474,628
T-Mobile US, Inc.	18,800	3,014,204
Verizon Communications, Inc.	209,800	7,909,460
		27,314,434
		47,836,643
Consumer, Cyclical — 7.0%
Airlines — 0.1%
Delta Air Lines, Inc.	20,500	824,715
Apparel — 0.1%
Levi Strauss & Co. Class A (b)	4,800	79,392
Ralph Lauren Corp.	2,350	338,870
Skechers USA, Inc. Class A (a)	6,800	423,912
		842,174
Auto Manufacturers — 1.6%
Cummins, Inc.	17,000	4,072,690
Ford Motor Co.	255,500	3,114,545
General Motors Co.	75,700	2,719,144
PACCAR, Inc.	27,813	2,715,939
		12,622,318
Auto Parts & Equipment — 0.1%
Lear Corp.	3,000	423,630
Distribution & Wholesale — 0.2%
Ferguson PLC	10,200	1,969,314
Home Builders — 1.1%
DR Horton, Inc.	23,800	3,617,124
Lennar Corp. Class A	17,900	2,667,816
NVR, Inc. (a)	100	700,045
PulteGroup, Inc.	17,500	1,806,350
Toll Brothers, Inc.	3,000	308,370
		9,099,705
Leisure Time — 0.1%
Brunswick Corp.	4,800	464,400
Norwegian Cruise Line Holdings Ltd. (a) (b)	33,500	671,340
		1,135,740

The accompanying notes are an integral part of the financial statements.
69

MML Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.2%
Boyd Gaming Corp.	5,398	$ 337,969
Hilton Worldwide Holdings, Inc.	4,800	874,032
		1,212,001
Retail — 3.5%
AutoNation, Inc. (a)	5,100	765,918
AutoZone, Inc. (a)	860	2,223,625
Best Buy Co., Inc.	11,800	923,704
BJ's Wholesale Club Holdings, Inc. (a)	3,800	253,308
Dick's Sporting Goods, Inc.	1,900	279,205
Home Depot, Inc.	4,300	1,490,165
Lithia Motors, Inc.	1,400	460,992
Lowe's Cos., Inc.	47,900	10,660,145
McDonald's Corp.	9,000	2,668,590
Murphy USA, Inc.	1,100	392,216
Penske Automotive Group, Inc.	3,800	609,938
Tractor Supply Co.	3,500	752,605
Ulta Beauty, Inc. (a)	3,400	1,665,966
Walmart, Inc.	25,047	3,948,659
Williams-Sonoma, Inc.	3,500	706,230
		27,801,266
Toys, Games & Hobbies — 0.0%
Mattel, Inc. (a)	10,100	190,688
		56,121,551
Consumer, Non-cyclical — 23.8%
Agriculture — 2.3%
Altria Group, Inc.	93,900	3,787,926
Archer-Daniels-Midland Co.	36,000	2,599,920
Bunge Global SA	5,100	514,845
Philip Morris International, Inc.	124,984	11,758,495
		18,661,186
Beverages — 0.5%
Coca-Cola Co.	30,900	1,820,937
Coca-Cola Consolidated, Inc.	200	185,680
Molson Coors Beverage Co. Class B	10,746	657,763
PepsiCo, Inc.	8,000	1,358,720
		4,023,100
Biotechnology — 2.3%
Amgen, Inc.	38,700	11,146,374
Biogen, Inc. (a)	7,300	1,889,021
Gilead Sciences, Inc.	66,800	5,411,468
		18,446,863
Commercial Services — 1.1%
Avis Budget Group, Inc.	2,000	354,520
FleetCor Technologies, Inc. (a)	3,793	1,071,940

	Number of Shares	Value
Global Payments, Inc.	13,000	$ 1,651,000
H&R Block, Inc.	4,100	198,317
Robert Half, Inc.	5,300	465,976
Service Corp. International	27,000	1,848,150
U-Haul Holding Co. (UHAL US) (a) (b)	1,100	78,980
U-Haul Holding Co. (UHAL/B US)	10,200	718,488
United Rentals, Inc.	3,500	2,006,970
		8,394,341
Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	27,300	2,176,083
Kenvue, Inc.	221,805	4,775,461
Procter & Gamble Co.	29,548	4,329,964
		11,281,508
Food — 1.4%
Ingredion, Inc.	3,500	379,855
Kraft Heinz Co.	87,037	3,218,628
Kroger Co.	37,400	1,709,554
Mondelez International, Inc. Class A	65,530	4,746,338
Sysco Corp.	16,100	1,177,393
		11,231,768
Health Care – Products — 1.5%
Agilent Technologies, Inc.	3,500	486,605
Danaher Corp.	8,865	2,050,829
GE HealthCare Technologies, Inc. (a)	33,091	2,558,596
Medtronic PLC	61,500	5,066,370
Thermo Fisher Scientific, Inc.	4,009	2,127,937
		12,290,337
Health Care – Services — 4.2%
Centene Corp. (a)	17,000	1,261,570
DaVita, Inc. (a)	4,500	471,420
Elevance Health, Inc.	33,340	15,721,810
HCA Healthcare, Inc.	30,460	8,244,913
Humana, Inc.	2,350	1,075,854
Laboratory Corp. of America Holdings	6,200	1,409,198
Molina Healthcare, Inc. (a)	1,900	686,489
Quest Diagnostics, Inc.	8,900	1,227,132
Tenet Healthcare Corp. (a)	24,047	1,817,232
UnitedHealth Group, Inc.	2,113	1,112,431
Universal Health Services, Inc. Class B	4,800	731,712
		33,759,761

The accompanying notes are an integral part of the financial statements.
70

MML Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 9.1%
AbbVie, Inc.	89,600	$13,885,312
AstraZeneca PLC Sponsored ADR	40,219	2,708,750
Becton Dickinson & Co.	2,080	507,166
Cardinal Health, Inc.	14,008	1,412,006
Cencora, Inc.	40,000	8,215,200
Cigna Group	17,700	5,300,265
CVS Health Corp.	41,000	3,237,360
Henry Schein, Inc. (a)	7,000	529,970
Johnson & Johnson	98,971	15,512,715
McKesson Corp.	10,500	4,861,290
Merck & Co., Inc.	147,700	16,102,254
Viatris, Inc.	59,900	648,717
		72,921,005
		191,009,869
Energy — 12.0%
Oil & Gas — 9.9%
Antero Resources Corp. (a)	8,600	195,048
APA Corp.	17,500	627,900
Chevron Corp.	116,597	17,391,609
Chord Energy Corp.	1,300	216,099
ConocoPhillips	99,600	11,560,572
Coterra Energy, Inc.	37,700	962,104
Diamondback Energy, Inc.	6,000	930,480
EOG Resources, Inc.	37,600	4,547,720
EQT Corp.	85,449	3,303,458
Exxon Mobil Corp.	234,309	23,426,214
Marathon Oil Corp.	36,815	889,450
Marathon Petroleum Corp.	19,900	2,952,364
Murphy Oil Corp.	4,400	187,704
Occidental Petroleum Corp.	48,400	2,889,964
Phillips 66	22,300	2,969,022
Pioneer Natural Resources Co.	1,800	404,784
Range Resources Corp.	98,400	2,995,296
Southwestern Energy Co. (a)	55,000	360,250
Valero Energy Corp.	20,700	2,691,000
		79,501,038
Oil & Gas Services — 1.0%
Halliburton Co.	138,100	4,992,315
Nov, Inc.	27,400	555,672
Schlumberger NV	53,400	2,778,936
		8,326,923
Pipelines — 1.1%
Cheniere Energy, Inc.	12,100	2,065,591
Kinder Morgan, Inc.	235,400	4,152,456
New Fortress Energy, Inc.	6,500	245,245

	Number of Shares	Value
Williams Cos., Inc.	63,683	$2,218,079
		8,681,371
		96,509,332
Financial — 23.3%
Banks — 11.1%
Bank of America Corp.	431,925	14,542,915
Bank of New York Mellon Corp.	45,000	2,342,250
Citigroup, Inc.	96,100	4,943,384
Citizens Financial Group, Inc.	14,900	493,786
Cullen/Frost Bankers, Inc.	2,000	216,980
East West Bancorp, Inc.	8,015	576,679
Goldman Sachs Group, Inc.	25,100	9,682,827
Huntington Bancshares, Inc.	46,200	587,664
JP Morgan Chase & Co.	209,211	35,586,791
KeyCorp.	29,800	429,120
M&T Bank Corp.	5,300	726,524
Morgan Stanley	90,300	8,420,475
Northern Trust Corp.	6,600	556,908
PNC Financial Services Group, Inc.	27,049	4,188,538
State Street Corp.	18,400	1,425,264
Webster Financial Corp.	5,800	294,408
Wells Fargo & Co.	86,129	4,239,269
		89,253,782
Diversified Financial Services — 3.6%
Ally Financial, Inc.	15,000	523,800
American Express Co.	57,797	10,827,690
Ameriprise Financial, Inc.	5,600	2,127,048
Capital One Financial Corp.	19,100	2,504,392
Charles Schwab Corp.	40,000	2,752,000
CME Group, Inc.	11,500	2,421,900
Discover Financial Services	15,100	1,697,240
LPL Financial Holdings, Inc.	3,800	864,956
Raymond James Financial, Inc.	10,400	1,159,600
SEI Investments Co.	3,200	203,360
Stifel Financial Corp.	5,300	366,495
Synchrony Financial	23,500	897,465
T. Rowe Price Group, Inc.	11,500	1,238,435
Visa, Inc. Class A	3,300	859,155
		28,443,536
Insurance — 7.4%
Aflac, Inc.	35,600	2,937,000
Allstate Corp.	18,587	2,601,808
American Financial Group, Inc.	3,800	451,782
American International Group, Inc.	35,600	2,411,900
Arch Capital Group Ltd. (a)	20,400	1,515,108
Assurant, Inc.	2,600	438,074
Berkshire Hathaway, Inc. Class B (a)	27,400	9,772,484

The accompanying notes are an integral part of the financial statements.
71

MML Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Chubb Ltd.	31,187	$7,048,262
Cincinnati Financial Corp.	8,400	869,064
Corebridge Financial, Inc.	42,335	916,976
Equitable Holdings, Inc.	22,600	752,580
Fidelity National Financial, Inc.	14,500	739,790
First American Financial Corp.	5,100	328,644
Globe Life, Inc.	4,700	572,084
Hartford Financial Services Group, Inc.	34,076	2,739,029
Loews Corp.	13,600	946,424
Markel Group, Inc. (a)	640	908,736
MetLife, Inc.	96,619	6,389,414
Old Republic International Corp.	15,600	458,640
Primerica, Inc.	1,600	329,216
Principal Financial Group, Inc.	14,000	1,101,380
Progressive Corp.	16,600	2,644,048
Prudential Financial, Inc.	19,900	2,063,829
Reinsurance Group of America, Inc.	3,297	533,389
Travelers Cos., Inc.	41,218	7,851,617
Unum Group	10,500	474,810
W. R. Berkley Corp.	14,000	990,080
Willis Towers Watson PLC	3,300	795,960
		59,582,128
Private Equity — 0.1%
Carlyle Group, Inc.	18,000	732,420
Real Estate — 0.0%
Jones Lang LaSalle, Inc. (a)	1,400	264,418
Real Estate Investment Trusts (REITS) — 1.1%
Equity LifeStyle Properties, Inc.	22,100	1,558,934
Extra Space Storage, Inc.	5,417	868,508
Prologis, Inc.	12,450	1,659,585
Public Storage	8,700	2,653,500
Weyerhaeuser Co.	51,094	1,776,538
		8,517,065
		186,793,349
Industrial — 11.1%
Aerospace & Defense — 1.6%
General Dynamics Corp.	9,800	2,544,766
L3 Harris Technologies, Inc.	18,174	3,827,808
Lockheed Martin Corp.	12,600	5,710,824
Northrop Grumman Corp.	2,400	1,123,536
		13,206,934
Building Materials — 1.1%
Builders FirstSource, Inc. (a)	7,900	1,318,826
Carrier Global Corp.	25,245	1,450,326
Eagle Materials, Inc.	1,800	365,112
Fortune Brands Innovations, Inc.	7,000	532,980
Johnson Controls International PLC	34,000	1,959,760

	Number of Shares	Value
Martin Marietta Materials, Inc.	1,620	$808,234
Masco Corp.	16,900	1,131,962
Owens Corning	7,000	1,037,610
UFP Industries, Inc.	1,800	225,990
		8,830,800
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	16,045	2,645,660
Electronics — 0.8%
Allegion PLC	4,300	544,767
Amphenol Corp. Class A	13,300	1,318,429
Arrow Electronics, Inc. (a)	4,800	586,800
Jabil, Inc.	9,700	1,235,780
TD SYNNEX Corp.	4,800	516,528
TE Connectivity Ltd.	13,500	1,896,750
		6,099,054
Engineering & Construction — 0.1%
TopBuild Corp. (a)	1,100	411,686
Environmental Controls — 0.2%
Pentair PLC	8,600	625,306
Veralto Corp.	10,958	901,405
		1,526,711
Hand & Machine Tools — 0.1%
Regal Rexnord Corp.	2,100	310,842
Snap-on, Inc.	3,000	866,520
		1,177,362
Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	26,000	7,687,420
Oshkosh Corp.	3,200	346,912
		8,034,332
Machinery – Diversified — 1.8%
AGCO Corp.	3,750	455,287
Deere & Co.	17,400	6,957,738
Dover Corp.	10,800	1,661,148
IDEX Corp.	7,700	1,671,747
Middleby Corp. (a)	2,700	397,359
Westinghouse Air Brake Technologies Corp.	26,013	3,301,050
		14,444,329
Metal Fabricate & Hardware — 0.0%
Timken Co.	3,000	240,450
Miscellaneous – Manufacturing — 1.4%
Carlisle Cos., Inc.	2,600	812,318
General Electric Co.	32,887	4,197,368
Parker-Hannifin Corp.	6,700	3,086,690
Siemens AG Registered	11,444	2,146,552

The accompanying notes are an integral part of the financial statements.
72

MML Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Textron, Inc.	14,800	$1,190,216
		11,433,144
Packaging & Containers — 0.4%
Berry Global Group, Inc.	6,200	417,818
Crown Holdings, Inc.	8,900	819,601
Graphic Packaging Holding Co.	16,400	404,260
Packaging Corp. of America	5,900	961,169
Sonoco Products Co.	4,600	257,002
		2,859,850
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	2,100	545,244
Transportation — 2.2%
CSX Corp.	229,357	7,951,807
FedEx Corp.	13,600	3,440,392
Knight-Swift Transportation Holdings, Inc.	8,400	484,260
Norfolk Southern Corp.	7,384	1,745,430
Union Pacific Corp.	15,700	3,856,234
		17,478,123
		88,933,679
Technology — 9.4%
Computers — 2.0%
CACI International, Inc. Class A (a)	800	259,088
Cognizant Technology Solutions Corp. Class A	25,200	1,903,356
Dell Technologies, Inc. Class C	12,700	971,550
Hewlett Packard Enterprise Co.	84,700	1,438,206
HP, Inc.	84,000	2,527,560
International Business Machines Corp.	42,700	6,983,585
Leidos Holdings, Inc.	7,249	784,632
NetApp, Inc.	10,500	925,680
Science Applications International Corp.	1,300	161,616
		15,955,273
Semiconductors — 5.9%
Analog Devices, Inc.	7,600	1,509,056
Applied Materials, Inc.	61,700	9,999,719
Intel Corp.	41,400	2,080,350
Lam Research Corp.	3,346	2,620,788
Microchip Technology, Inc.	17,200	1,551,096
Micron Technology, Inc.	86,100	7,347,774
NXP Semiconductors NV	15,700	3,605,976
ON Semiconductor Corp. (a)	18,700	1,562,011
QUALCOMM, Inc.	79,300	11,469,159
Skyworks Solutions, Inc.	8,600	966,812

	Number of Shares	Value
Texas Instruments, Inc.	25,490	$4,345,025
		47,057,766
Software — 1.5%
Adobe, Inc. (a)	212	126,479
Fiserv, Inc. (a)	71,067	9,440,541
Microsoft Corp.	3,255	1,224,010
Salesforce, Inc. (a)	4,600	1,210,444
Twilio, Inc. Class A (a)	5,800	440,046
		12,441,520
		75,454,559
Utilities — 3.3%
Electric — 3.3%
Alliant Energy Corp.	12,600	646,380
Ameren Corp.	29,418	2,128,098
CenterPoint Energy, Inc.	22,000	628,540
Consolidated Edison, Inc.	17,300	1,573,781
Constellation Energy Corp.	27,733	3,241,710
Duke Energy Corp.	39,700	3,852,488
Edison International	17,900	1,279,671
FirstEnergy Corp.	14,164	519,252
NextEra Energy, Inc.	51,706	3,140,623
NRG Energy, Inc.	12,100	625,570
OGE Energy Corp.	10,461	365,403
Pinnacle West Capital Corp.	6,198	445,264
PPL Corp.	39,400	1,067,740
Public Service Enterprise Group, Inc.	33,700	2,060,755
Sempra	33,300	2,488,509
Southern Co.	20,624	1,446,155
Vistra Corp.	22,600	870,552
		26,380,491
TOTAL COMMON STOCK (Cost $621,552,476)		791,287,758
TOTAL EQUITIES (Cost $621,552,476)		791,287,758
Mutual Funds — 0.6%
Diversified Financial Services — 0.6%
iShares Russell 1000 Value ETF (b)	29,400	4,858,350
TOTAL MUTUAL FUNDS (Cost $4,519,126)		4,858,350
TOTAL LONG-TERM INVESTMENTS (Cost $626,071,602)		796,146,108

The accompanying notes are an integral part of the financial statements.
73

MML Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Short-Term Investments — 0.7%
Mutual Fund — 0.4%
T. Rowe Price Government Reserve Investment Fund	2,852,427	$2,852,427

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (c)	$2,736,876	2,736,876
TOTAL SHORT-TERM INVESTMENTS (Cost $5,589,303)		5,589,303
TOTAL INVESTMENTS — 99.9%
(Cost $631,660,905) (d)		801,735,411
Other Assets/ (Liabilities) — 0.1%		435,018
NET ASSETS — 100.0%		$802,170,429

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $2,861,521 or 0.36% of net assets. The Fund received $2,922,791 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Maturity value of $2,737,362. Collateralized by U.S.
Government Agency obligations with rates ranging from
0.375% - 4.875%, maturity dates ranging from 11/30/25 - 5/15/32, and an aggregate market value, including accrued interest, of $2,791,728.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
74

MML Equity Rotation Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.8%
Common Stock — 99.8%
Basic Materials — 4.6%
Chemicals — 2.9%
Air Products & Chemicals, Inc.	82	$ 22,452
Axalta Coating Systems Ltd. (a)	1,913	64,985
Celanese Corp.	1,705	264,906
CF Industries Holdings, Inc.	149	11,846
Dow, Inc.	2,597	142,419
DuPont de Nemours, Inc.	1,163	89,470
Eastman Chemical Co.	603	54,161
Ecolab, Inc.	367	72,794
Element Solutions, Inc.	1,366	31,609
Huntsman Corp.	775	19,476
International Flavors & Fragrances, Inc.	361	29,230
Linde PLC	84	34,500
LyondellBasell Industries NV Class A	2,740	260,519
Mosaic Co.	573	20,473
NewMarket Corp.	126	68,775
Olin Corp.	1,644	88,694
PPG Industries, Inc.	299	44,715
RPM International, Inc.	300	33,489
Sherwin-Williams Co.	210	65,499
Valvoline, Inc.	1,131	42,503
Westlake Corp.	555	77,678
		1,540,193
Forest Products & Paper — 0.1%
International Paper Co.	854	30,872
Iron & Steel — 1.5%
Cleveland-Cliffs, Inc. (a)	1,631	33,305
Nucor Corp.	1,167	203,105
Reliance Steel & Aluminum Co.	1,150	321,632
Steel Dynamics, Inc.	1,146	135,343
U.S. Steel Corp.	2,873	139,771
		833,156
Mining — 0.1%
Freeport-McMoRan, Inc.	593	25,244
Royal Gold, Inc.	159	19,232
Southern Copper Corp.	223	19,194
		63,670
		2,467,891
Communications — 6.8%
Advertising — 0.6%
Interpublic Group of Cos., Inc.	3,694	120,572
Omnicom Group, Inc.	1,602	138,589

	Number of Shares	Value
Trade Desk, Inc. Class A (a)	1,021	$ 73,471
		332,632
Internet — 3.9%
Airbnb, Inc. Class A (a)	772	105,100
Alphabet, Inc. Class A (a)	254	35,481
Alphabet, Inc. Class C (a)	226	31,850
Amazon.com, Inc. (a)	189	28,717
Booking Holdings, Inc. (a)	35	124,153
CDW Corp.	1,602	364,167
Coupang, Inc. (a)	1,675	27,118
DoorDash, Inc., Class A (a)	1,133	112,042
eBay, Inc.	830	36,205
Expedia Group, Inc. (a)	2,262	343,349
F5, Inc. (a)	459	82,152
Gen Digital, Inc.	1,222	27,886
GoDaddy, Inc. Class A (a)	1,406	149,261
Meta Platforms, Inc. Class A (a)	94	33,272
Netflix, Inc. (a)	71	34,568
Okta, Inc. (a)	288	26,073
Palo Alto Networks, Inc. (a)	355	104,682
Pinterest, Inc. Class A (a)	3,392	125,640
Roku, Inc. (a)	238	21,815
Spotify Technology SA (a)	430	80,801
TripAdvisor, Inc. (a)	1,216	26,180
Uber Technologies, Inc. (a)	655	40,328
VeriSign, Inc. (a)	218	44,899
Wayfair, Inc. Class A (a) (b)	224	13,821
Zillow Group, Inc. Class A (a)	362	20,533
Zillow Group, Inc. Class C (a)	1,288	74,524
		2,114,617
Media — 1.6%
Charter Communications, Inc. Class A (a)	611	237,483
Comcast Corp. Class A	2,181	95,637
FactSet Research Systems, Inc.	96	45,797
Fox Corp. Class A	783	23,232
Fox Corp. Class B	440	12,166
Liberty Broadband Corp. Class C (a)	671	54,076
Liberty Media Corp-Liberty Formula One Class C (a)	595	37,562
New York Times Co. Class A	1,069	52,370
News Corp. Class A	2,484	60,982
News Corp. Class B	924	23,765
Nexstar Media Group, Inc.	214	33,545
Paramount Global Class B	3,100	45,849
Walt Disney Co.	224	20,225
Warner Bros Discovery, Inc. (a)	9,014	102,579
		845,268

The accompanying notes are an integral part of the financial statements.
75

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 0.7%
Arista Networks, Inc. (a)	349	$ 82,193
AT&T, Inc.	928	15,572
Cisco Systems, Inc.	571	28,847
Corning, Inc.	1,128	34,347
ESC GCI Liberty Inc (a) (c) (d)	2,102	—
Frontier Communications Parent, Inc. (a)	1,517	38,441
Motorola Solutions, Inc.	264	82,656
T-Mobile US, Inc.	85	13,628
Verizon Communications, Inc.	1,319	49,726
Viasat, Inc. (a)	748	20,907
		366,317
		3,658,834
Consumer, Cyclical — 16.0%
Airlines — 0.6%
Alaska Air Group, Inc. (a)	341	13,323
American Airlines Group, Inc. (a)	3,545	48,708
Delta Air Lines, Inc.	4,381	176,248
United Airlines Holdings, Inc. (a)	2,517	103,851
		342,130
Apparel — 1.0%
Carter’s, Inc.	298	22,317
Crocs, Inc. (a)	855	79,866
Deckers Outdoor Corp. (a)	189	126,333
PVH Corp.	765	93,422
Ralph Lauren Corp.	569	82,050
Skechers USA, Inc. Class A (a)	1,422	88,647
Tapestry, Inc.	779	28,675
		521,310
Auto Manufacturers — 0.8%
Cummins, Inc.	167	40,008
Ford Motor Co.	12,865	156,825
General Motors Co.	522	18,750
PACCAR, Inc.	1,980	193,347
Tesla, Inc. (a)	54	13,418
		422,348
Auto Parts & Equipment — 0.8%
Allison Transmission Holdings, Inc.	1,876	109,089
Aptiv PLC (a)	182	16,329
BorgWarner, Inc.	3,028	108,554
Gentex Corp.	1,791	58,494
Lear Corp.	716	101,106
Phinia, Inc.	785	23,778
		417,350

	Number of Shares	Value
Distribution & Wholesale — 2.0%
Copart, Inc. (a)	2,371	$ 116,179
Core & Main, Inc. Class A (a)	3,004	121,392
Fastenal Co.	1,514	98,062
Ferguson PLC	427	82,441
LKQ Corp.	362	17,300
Pool Corp.	185	73,761
SiteOne Landscape Supply, Inc. (a)	545	88,563
W.W. Grainger, Inc.	159	131,762
Watsco, Inc.	343	146,965
WESCO International, Inc.	1,071	186,225
		1,062,650
Entertainment — 0.6%
Caesars Entertainment, Inc. (a)	254	11,908
Churchill Downs, Inc.	350	47,226
DraftKings, Inc. Class A (a)	765	26,966
Liberty Media Corp-Liberty Live Class C (a)	378	14,133
Live Nation Entertainment, Inc. (a)	1,476	138,154
TKO Group Holdings, Inc.	930	75,869
Vail Resorts, Inc.	101	21,560
		335,816
Food Services — 0.1%
Aramark	1,042	29,280
Home Builders — 3.3%
DR Horton, Inc.	2,368	359,889
Lennar Corp. Class A	2,435	362,912
Lennar Corp. Class B	169	22,654
NVR, Inc. (a)	31	217,014
PulteGroup, Inc.	4,073	420,415
Thor Industries, Inc.	1,051	124,281
Toll Brothers, Inc.	2,601	267,357
		1,774,522
Home Furnishing — 0.3%
Dolby Laboratories, Inc. Class A	657	56,620
Tempur Sealy International, Inc.	2,295	116,976
Whirlpool Corp.	166	20,214
		193,810
Housewares — 0.0%
Scotts Miracle-Gro Co.	346	22,057
Leisure Time — 0.4%
Brunswick Corp.	834	80,689
Norwegian Cruise Line Holdings Ltd. (a) (b)	689	13,808
Planet Fitness, Inc. Class A (a)	183	13,359
Polaris, Inc.	122	11,562

The accompanying notes are an integral part of the financial statements.
76

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Royal Caribbean Cruises Ltd. (a)	562	$ 72,773
YETI Holdings, Inc. (a)	259	13,411
		205,602
Lodging — 0.9%
Boyd Gaming Corp.	606	37,942
Choice Hotels International, Inc.	117	13,256
Hilton Worldwide Holdings, Inc.	569	103,609
Hyatt Hotels Corp. Class A	492	64,162
Las Vegas Sands Corp.	258	12,696
Marriott International, Inc. Class A	428	96,518
MGM Resorts International	1,924	85,964
Travel & Leisure Co.	927	36,237
Wyndham Hotels & Resorts, Inc.	321	25,812
		476,196
Retail — 5.0%
AutoNation, Inc. (a)	684	102,723
AutoZone, Inc. (a)	26	67,226
Best Buy Co., Inc.	364	28,494
BJ’s Wholesale Club Holdings, Inc. (a)	777	51,795
CarMax, Inc. (a)	1,555	119,331
Casey's General Stores, Inc.	261	71,707
Chipotle Mexican Grill, Inc. (a)	43	98,339
Costco Wholesale Corp.	79	52,146
Darden Restaurants, Inc.	640	105,152
Dick’s Sporting Goods, Inc.	1,245	182,953
Dollar Tree, Inc. (a)	331	47,019
Domino’s Pizza, Inc.	145	59,773
Five Below, Inc. (a)	188	40,074
Floor & Decor Holdings, Inc. Class A (a)	854	95,272
Gap, Inc.	2,106	44,036
Genuine Parts Co.	187	25,900
Lithia Motors, Inc.	655	215,678
Lowe’s Cos., Inc.	177	39,391
Lululemon Athletica, Inc. (a)	95	48,573
McDonald’s Corp.	41	12,157
MSC Industrial Direct Co., Inc. Class A	664	67,237
Murphy USA, Inc.	471	167,940
O’Reilly Automotive, Inc. (a)	76	72,206
Ollie’s Bargain Outlet Holdings, Inc. (a)	899	68,225
Penske Automotive Group, Inc.	477	76,563
Restoration Hardware, Inc. (a)	302	88,027
Ross Stores, Inc.	368	50,928
Starbucks Corp.	452	43,397
Texas Roadhouse, Inc.	534	65,271
TJX Cos., Inc.	610	57,224

	Number of Shares	Value
Tractor Supply Co.	109	$ 23,438
Ulta Beauty, Inc. (a)	145	71,049
Walmart, Inc.	76	11,981
Williams-Sonoma, Inc.	1,145	231,038
Wingstop, Inc.	218	55,934
Yum! Brands, Inc.	189	24,695
		2,682,892
Toys, Games & Hobbies — 0.2%
Mattel, Inc. (a)	4,726	89,227
		8,575,190
Consumer, Non-cyclical — 11.9%
Agriculture — 0.2%
Altria Group, Inc.	760	30,659
Archer-Daniels-Midland Co.	142	10,255
Bunge Global SA	584	58,955
Philip Morris International, Inc.	153	14,394
		114,263
Beverages — 0.3%
Boston Beer Co., Inc. Class A (a)	60	20,735
Celsius Holdings, Inc. (a) (b)	337	18,373
Constellation Brands, Inc. Class A	121	29,252
Molson Coors Beverage Co. Class B	1,202	73,574
Monster Beverage Corp. (a)	309	17,802
		159,736
Biotechnology — 0.5%
Amgen, Inc.	61	17,569
Exelixis, Inc. (a)	3,771	90,467
Ionis Pharmaceuticals, Inc. (a)	227	11,484
Regeneron Pharmaceuticals, Inc. (a)	63	55,332
Vertex Pharmaceuticals, Inc. (a)	154	62,661
		237,513
Commercial Services — 4.0%
Affirm Holdings, Inc. (a)	499	24,521
Automatic Data Processing, Inc.	53	12,347
Avis Budget Group, Inc.	66	11,699
Block, Inc. (a)	742	57,394
Booz Allen Hamilton Holding Corp.	596	76,234
Bright Horizons Family Solutions, Inc. (a)	596	56,167
Cintas Corp.	106	63,882
CoStar Group, Inc. (a)	388	33,907
Equifax, Inc.	223	55,146
Euronet Worldwide, Inc. (a)	521	52,876
FleetCor Technologies, Inc. (a)	292	82,522
FTI Consulting, Inc. (a)	299	59,546
Gartner, Inc. (a)	208	93,831
Global Payments, Inc.	575	73,025

The accompanying notes are an integral part of the financial statements.
77

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Grand Canyon Education, Inc. (a)	300	$ 39,612
GXO Logistics, Inc. (a)	2,496	152,655
H&R Block, Inc.	1,072	51,853
ManpowerGroup, Inc.	321	25,510
Moody’s Corp.	165	64,442
Morningstar, Inc.	154	44,081
PayPal Holdings, Inc. (a)	587	36,048
Quanta Services, Inc.	477	102,937
RB Global, Inc.	1,398	93,512
Robert Half, Inc.	996	87,568
Rollins, Inc.	759	33,146
S&P Global, Inc.	103	45,374
Shift4 Payments, Inc. Class A (a)	288	21,410
Toast, Inc., Class A (a) (b)	1,309	23,902
TransUnion	1,140	78,329
U-Haul Holding Co.	573	40,362
United Rentals, Inc.	479	274,668
Verisk Analytics, Inc.	351	83,840
Vestis Corp.	1,228	25,960
WEX, Inc. (a)	161	31,323
WillScot Mobile Mini Holdings Corp. (a)	394	17,533
		2,127,162
Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	282	22,478
Coty, Inc. Class A (a)	5,177	64,299
Kenvue, Inc.	2,693	57,980
		144,757
Food — 1.0%
Albertsons Cos., Inc. Class A	2,942	67,666
Ingredion, Inc.	464	50,358
Kroger Co.	1,333	60,931
Lamb Weston Holdings, Inc.	594	64,206
Mondelez International, Inc. Class A	540	39,112
Performance Food Group Co. (a)	555	38,378
Post Holdings, Inc. (a)	145	12,769
Sysco Corp.	441	32,250
Tyson Foods, Inc. Class A	892	47,945
U.S. Foods Holding Corp. (a)	2,926	132,870
		546,485
Health Care – Products — 1.3%
Align Technology, Inc. (a)	294	80,556
Avantor, Inc. (a)	1,711	39,062
Azenta, Inc. (a)	287	18,695
Baxter International, Inc.	283	10,941
Boston Scientific Corp. (a)	675	39,022
Cooper Cos., Inc.	78	29,518
Edwards Lifesciences Corp. (a)	277	21,121

	Number of Shares	Value
Enovis Corp. (a)	521	$ 29,186
GE HealthCare Technologies, Inc. (a)	1,756	135,774
Hologic, Inc. (a)	198	14,147
IDEXX Laboratories, Inc. (a)	95	52,730
Intuitive Surgical, Inc. (a)	86	29,013
Medtronic PLC	229	18,865
Steris PLC	216	47,488
Stryker Corp.	133	39,828
West Pharmaceutical Services, Inc.	312	109,862
		715,808
Health Care – Services — 2.3%
Catalent, Inc. (a)	1,494	67,125
Centene Corp. (a)	633	46,975
Charles River Laboratories International, Inc. (a)	114	26,950
Chemed Corp.	68	39,763
DaVita, Inc. (a)	1,280	134,093
Elevance Health, Inc.	60	28,294
Encompass Health Corp.	553	36,896
Fortrea Holdings, Inc. (a)	838	29,246
HCA Healthcare, Inc.	202	54,677
Humana, Inc.	219	100,260
ICON PLC (a)	469	132,760
IQVIA Holdings, Inc. (a)	138	31,931
Laboratory Corp. of America Holdings	422	95,916
Medpace Holdings, Inc. (a)	143	43,834
Molina Healthcare, Inc. (a)	230	83,101
Quest Diagnostics, Inc.	206	28,403
Tenet Healthcare Corp. (a)	2,444	184,693
Universal Health Services, Inc. Class B	593	90,397
		1,255,314
Household Products & Wares — 0.4%
Avery Dennison Corp.	278	56,201
Church & Dwight Co., Inc.	759	71,771
Kimberly-Clark Corp.	124	15,067
Spectrum Brands Holdings, Inc.	852	67,964
		211,003
Pharmaceuticals — 1.6%
Becton Dickinson & Co.	52	12,679
Cardinal Health, Inc.	3,573	360,158
Cencora, Inc.	949	194,906
Cigna Group	73	21,860
Henry Schein, Inc. (a)	165	12,492
McKesson Corp.	429	198,618
Neurocrine Biosciences, Inc. (a)	116	15,284

The accompanying notes are an integral part of the financial statements.
78

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Viatris, Inc.	1,896	$ 20,534
Zoetis, Inc.	206	40,658
		877,189
		6,389,230
Energy — 5.9%
Oil & Gas — 4.0%
Chesapeake Energy Corp. (b)	238	18,312
ConocoPhillips	357	41,437
Coterra Energy, Inc.	5,911	150,849
Devon Energy Corp.	426	19,298
Diamondback Energy, Inc.	1,512	234,481
EOG Resources, Inc.	366	44,268
EQT Corp.	2,100	81,186
Exxon Mobil Corp.	141	14,097
Hess Corp.	362	52,186
HF Sinclair Corp.	2,429	134,980
Marathon Oil Corp.	1,220	29,475
Marathon Petroleum Corp.	3,095	459,174
Occidental Petroleum Corp.	878	52,425
Ovintiv, Inc.	419	18,402
Phillips 66	2,309	307,420
Pioneer Natural Resources Co.	589	132,454
Range Resources Corp.	5,666	172,473
Southwestern Energy Co. (a)	7,073	46,328
Valero Energy Corp.	890	115,700
		2,124,945
Oil & Gas Services — 0.7%
Baker Hughes Co.	2,831	96,763
Halliburton Co.	1,084	39,187
Nov, Inc.	1,196	24,255
Schlumberger NV	699	36,376
TechnipFMC PLC	9,313	187,564
		384,145
Pipelines — 1.2%
Antero Midstream Corp.	5,461	68,426
Cheniere Energy, Inc.	599	102,255
DT Midstream, Inc. (a)	565	30,962
Kinder Morgan, Inc.	2,696	47,558
ONEOK, Inc.	1,527	107,226
Targa Resources Corp.	2,277	197,803
Williams Cos., Inc.	2,501	87,110
		641,340
		3,150,430
Financial — 18.2%
Banks — 3.7%
Bank of New York Mellon Corp.	3,797	197,634
Bank OZK	1,223	60,942
Citigroup, Inc.	1,881	96,759

	Number of Shares	Value
Comerica, Inc.	1,338	$ 74,674
East West Bancorp, Inc.	1,193	85,836
Fifth Third Bancorp	2,499	86,190
First Citizens BancShares, Inc. Class A	47	66,692
First Horizon Corp.	3,395	48,073
FNB Corp.	1,937	26,672
Goldman Sachs Group, Inc.	117	45,135
Huntington Bancshares, Inc.	3,581	45,550
JP Morgan Chase & Co.	157	26,706
KeyCorp.	6,257	90,101
M&T Bank Corp.	169	23,167
Northern Trust Corp.	216	18,226
NU Holdings Ltd. Class A (a)	8,181	68,148
Pinnacle Financial Partners, Inc.	410	35,760
PNC Financial Services Group, Inc.	183	28,338
Popular, Inc.	1,329	109,071
Regions Financial Corp.	1,530	29,651
State Street Corp.	1,942	150,427
Truist Financial Corp.	1,069	39,467
US Bancorp	1,411	61,068
Webster Financial Corp.	789	40,050
Wells Fargo & Co.	1,033	50,844
Western Alliance Bancorp	2,615	172,041
Wintrust Financial Corp.	824	76,426
Zions Bancorp NA	2,764	121,257
		1,974,905
Diversified Financial Services — 4.6%
Affiliated Managers Group, Inc.	203	30,738
Air Lease Corp.	750	31,455
Ally Financial, Inc.	2,429	84,821
American Express Co.	245	45,898
Ameriprise Financial, Inc.	325	123,445
Apollo Global Management, Inc.	869	80,982
ARES Management Corp. Class A	637	75,752
BlackRock, Inc.	31	25,166
Blue Owl Capital, Inc.	5,853	87,210
Capital One Financial Corp.	1,259	165,080
Cboe Global Markets, Inc.	635	113,386
CME Group, Inc.	367	77,290
Coinbase Global, Inc. Class A (a)	90	15,653
Credit Acceptance Corp. (a)	50	26,637
Discover Financial Services	1,618	181,863
Evercore, Inc. Class A	850	145,392
Franklin Resources, Inc.	725	21,598
Houlihan Lokey, Inc.	311	37,292
Interactive Brokers Group, Inc. Class A	1,398	115,894
Intercontinental Exchange, Inc.	402	51,629

The accompanying notes are an integral part of the financial statements.
79

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Janus Henderson Group PLC	1,300	$ 39,195
Jefferies Financial Group, Inc.	504	20,367
LPL Financial Holdings, Inc.	541	123,142
Nasdaq, Inc.	322	18,721
OneMain Holdings, Inc.	2,708	133,234
Raymond James Financial, Inc.	109	12,154
Rocket Cos., Inc. Class A (a)	1,277	18,491
SEI Investments Co.	275	17,476
SLM Corp.	1,201	22,963
Stifel Financial Corp.	883	61,059
Synchrony Financial	839	32,041
T. Rowe Price Group, Inc.	120	12,923
TPG, Inc.	1,565	67,561
Tradeweb Markets, Inc. Class A	875	79,520
UWM Holdings Corp. (b)	2,263	16,180
Virtu Financial, Inc. Class A	1,255	25,426
Visa, Inc. Class A	50	13,018
Voya Financial, Inc.	1,332	97,183
Western Union Co.	1,587	18,917
XP, Inc. Class A	4,248	110,745
		2,477,497
Insurance — 6.3%
Aflac, Inc.	1,547	127,628
Allstate Corp.	334	46,753
American Financial Group, Inc.	121	14,386
American International Group, Inc.	1,412	95,663
Aon PLC Class A	161	46,854
Arch Capital Group Ltd. (a)	2,561	190,206
Arthur J Gallagher & Co.	406	91,301
Assurant, Inc.	527	88,794
Assured Guaranty Ltd.	598	44,748
Axis Capital Holdings Ltd.	484	26,799
Berkshire Hathaway, Inc. Class B (a)	35	12,483
Brighthouse Financial, Inc. (a)	221	11,695
Brown & Brown, Inc.	1,329	94,505
Chubb Ltd.	247	55,822
Corebridge Financial, Inc.	2,754	59,652
Equitable Holdings, Inc.	1,533	51,049
Everest Group Ltd.	475	167,951
Fidelity National Financial, Inc.	6,301	321,477
First American Financial Corp.	1,317	84,868
Globe Life, Inc.	308	37,490
Hartford Financial Services Group, Inc.	1,276	102,565
Kinsale Capital Group, Inc.	273	91,430
Lincoln National Corp.	691	18,636
Loews Corp.	2,207	153,585
Markel Group, Inc. (a)	88	124,951

	Number of Shares	Value
Marsh & McLennan Cos., Inc.	310	$ 58,736
MetLife, Inc.	401	26,518
MGIC Investment Corp.	6,646	128,201
Old Republic International Corp.	4,333	127,390
Primerica, Inc.	671	138,065
Principal Financial Group, Inc.	383	30,131
Progressive Corp.	685	109,107
Prudential Financial, Inc.	620	64,300
Reinsurance Group of America, Inc.	848	137,190
RenaissanceRe Holdings Ltd.	283	55,468
RLI Corp.	110	14,643
Ryan Specialty Holdings, Inc. (a)	588	25,296
Travelers Cos., Inc.	170	32,383
Unum Group	3,600	162,792
W. R. Berkley Corp.	744	52,616
White Mountains Insurance Group Ltd.	9	13,545
Willis Towers Watson PLC	171	41,245
		3,378,917
Private Equity — 0.5%
Blackstone, Inc.	1,193	156,188
Carlyle Group, Inc.	1,606	65,348
KKR & Co., Inc.	385	31,897
		253,433
Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	803	74,751
Jones Lang LaSalle, Inc. (a)	223	42,118
		116,869
Real Estate Investment Trusts (REITS) — 2.9%
American Homes 4 Rent Class A	1,517	54,551
Americold Realty Trust, Inc.	429	12,986
Annaly Capital Management, Inc.	2,277	44,106
AvalonBay Communities, Inc.	242	45,307
Brixmor Property Group, Inc.	1,138	26,481
CubeSmart	515	23,870
Digital Realty Trust, Inc.	586	78,864
EastGroup Properties, Inc.	232	42,581
EPR Properties	1,136	55,039
Equinix, Inc.	58	46,713
Equity LifeStyle Properties, Inc.	463	32,660
Equity Residential	318	19,449
Essex Property Trust, Inc.	141	34,960
Gaming & Leisure Properties, Inc.	231	11,400
Host Hotels & Resorts, Inc.	4,809	93,631
Invitation Homes, Inc.	1,539	52,495
Iron Mountain, Inc.	1,457	101,961
Lamar Advertising Co. Class A	279	29,652
National Storage Affiliates Trust	326	13,519

The accompanying notes are an integral part of the financial statements.
80

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Omega Healthcare Investors, Inc.	2,048	$ 62,792
Park Hotels & Resorts, Inc.	4,618	70,655
Prologis, Inc.	127	16,929
Public Storage	62	18,910
Regency Centers Corp.	348	23,316
Rithm Capital Corp.	11,627	124,176
Simon Property Group, Inc.	529	75,457
Spirit Realty Capital, Inc.	475	20,753
STAG Industrial, Inc.	1,052	41,302
Starwood Property Trust, Inc.	3,060	64,321
Ventas, Inc.	655	32,645
Welltower, Inc.	1,055	95,129
Weyerhaeuser Co.	2,237	77,781
		1,544,391
		9,746,012
Industrial — 17.3%
Aerospace & Defense — 0.7%
Boeing Co. (a)	68	17,725
Curtiss-Wright Corp.	294	65,500
General Dynamics Corp.	84	21,812
HEICO Corp.	84	15,025
HEICO Corp. Class A	200	28,488
Hexcel Corp.	496	36,580
Howmet Aerospace, Inc.	1,791	96,929
TransDigm Group, Inc.	109	110,265
		392,324
Building Materials — 3.8%
Armstrong World Industries, Inc.	411	40,410
AZEK Co., Inc. (a)	1,598	61,123
Builders FirstSource, Inc. (a)	2,992	499,484
Carrier Global Corp.	3,399	195,273
Eagle Materials, Inc.	536	108,722
Fortune Brands Innovations, Inc.	1,574	119,844
Hayward Holdings, Inc. (a)	2,241	30,478
Lennox International, Inc.	270	120,830
Louisiana-Pacific Corp.	941	66,651
Martin Marietta Materials, Inc.	168	83,817
Masco Corp.	2,160	144,677
MDU Resources Group, Inc.	751	14,870
Owens Corning	2,100	311,283
Trane Technologies PLC	437	106,584
Trex Co., Inc. (a)	868	71,862
Vulcan Materials Co.	288	65,379
		2,041,287
Electrical Components & Equipment — 0.8%
Acuity Brands, Inc.	296	60,630
AMETEK, Inc.	309	50,951
Eaton Corp. PLC	395	95,124

	Number of Shares	Value
Emerson Electric Co.	194	$ 18,882
Generac Holdings, Inc. (a)	633	81,809
Littelfuse, Inc.	165	44,147
Universal Display Corp.	407	77,843
		429,386
Electronics — 3.0%
Allegion PLC	277	35,093
Amphenol Corp. Class A	1,092	108,250
Arrow Electronics, Inc. (a)	1,340	163,815
Avnet, Inc.	1,905	96,012
Coherent Corp. (a)	2,695	117,313
Fortive Corp.	594	43,736
Garmin Ltd.	648	83,294
Hubbell, Inc.	266	87,495
Jabil, Inc.	3,032	386,277
Keysight Technologies, Inc. (a)	205	32,614
nVent Electric PLC	1,911	112,921
TD SYNNEX Corp.	1,032	111,054
Trimble, Inc. (a)	224	11,917
Vontier Corp.	3,757	129,804
Woodward, Inc.	478	65,070
		1,584,665
Engineering & Construction — 0.8%
AECOM	454	41,963
EMCOR Group, Inc.	536	115,470
Jacobs Solutions, Inc.	640	83,072
TopBuild Corp. (a)	541	202,475
		442,980
Environmental Controls — 0.9%
Clean Harbors, Inc. (a)	923	161,073
Pentair PLC	1,676	121,862
Republic Services, Inc.	372	61,347
Stericycle, Inc. (a)	314	15,562
Tetra Tech, Inc.	223	37,225
Veralto Corp.	469	38,580
Waste Management, Inc.	212	37,969
		473,618
Hand & Machine Tools — 0.7%
Lincoln Electric Holdings, Inc.	536	116,559
MSA Safety, Inc.	189	31,909
Regal Rexnord Corp.	447	66,165
Snap-on, Inc.	319	92,140
Stanley Black & Decker, Inc.	733	71,907
		378,680
Machinery – Construction & Mining — 0.7%
BWX Technologies, Inc.	746	57,241
Caterpillar, Inc.	168	49,672

The accompanying notes are an integral part of the financial statements.
81

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Oshkosh Corp.	792	$ 85,861
Vertiv Holdings Co. Class A	3,489	167,577
		360,351
Machinery – Diversified — 1.2%
AGCO Corp.	181	21,975
Dover Corp.	253	38,914
Esab Corp.	1,085	93,983
Flowserve Corp.	1,462	60,264
Gates Industrial Corp. PLC (a)	1,584	21,257
Graco, Inc.	580	50,321
Ingersoll Rand, Inc.	1,365	105,569
Middleby Corp. (a)	96	14,128
Nordson Corp.	122	32,228
Otis Worldwide Corp.	552	49,387
Rockwell Automation, Inc.	248	76,999
Westinghouse Air Brake Technologies Corp.	569	72,206
Xylem, Inc.	116	13,266
		650,497
Metal Fabricate & Hardware — 0.4%
Advanced Drainage Systems, Inc.	915	128,686
RBC Bearings, Inc. (a)	180	51,280
Timken Co.	762	61,074
		241,040
Miscellaneous - Manufacturing — 1.3%
A.O. Smith Corp.	955	78,730
Axon Enterprise, Inc. (a)	206	53,216
Carlisle Cos., Inc.	172	53,738
Donaldson Co., Inc.	487	31,825
General Electric Co.	785	100,190
Illinois Tool Works, Inc.	192	50,292
ITT, Inc.	890	106,195
Parker-Hannifin Corp.	364	167,695
Teledyne Technologies, Inc. (a)	44	19,637
Textron, Inc.	456	36,671
		698,189
Packaging & Containers — 0.8%
AptarGroup, Inc.	429	53,033
Ardagh Group SA (a) (b) (c) (d)	463	2,180
Berry Global Group, Inc.	914	61,594
Crown Holdings, Inc.	449	41,348
Graphic Packaging Holding Co.	2,620	64,583
Packaging Corp. of America	490	79,826
Silgan Holdings, Inc.	257	11,629
Sonoco Products Co.	329	18,381
Westrock Co.	2,203	91,469
		424,043

	Number of Shares	Value
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	122	$ 31,676
Transportation — 2.1%
C.H. Robinson Worldwide, Inc.	236	20,388
CSX Corp.	984	34,115
Expeditors International of Washington, Inc.	829	105,449
FedEx Corp.	1,044	264,101
JB Hunt Transport Services, Inc.	150	29,961
Kirby Corp. (a)	578	45,361
Landstar System, Inc.	245	47,444
Old Dominion Freight Line, Inc.	238	96,469
Ryder System, Inc.	1,055	121,388
Saia, Inc. (a)	308	134,972
Schneider National, Inc. Class B	465	11,834
United Parcel Service, Inc. Class B	81	12,736
XPO, Inc. (a)	2,439	213,632
		1,137,850
		9,286,586
Technology — 17.0%
Computers — 4.5%
Accenture PLC Class A	107	37,547
Amdocs Ltd.	392	34,453
Apple, Inc.	509	97,998
CACI International, Inc. Class A (a)	198	64,124
Cognizant Technology Solutions Corp. Class A	2,950	222,813
Crane NXT Co.	1,173	66,708
Crowdstrike Holdings, Inc. Class A (a)	591	150,894
DXC Technology Co. (a)	4,938	112,932
EPAM Systems, Inc. (a)	202	60,063
Fortinet, Inc. (a)	2,622	153,466
Globant SA (a)	120	28,558
Hewlett Packard Enterprise Co.	9,901	168,119
HP, Inc.	8,319	250,319
International Business Machines Corp.	461	75,397
KBR, Inc.	1,271	70,426
Kyndryl Holdings, Inc. (a)	5,538	115,080
Leidos Holdings, Inc.	834	90,272
NCR Atleos Corp. (a)	903	21,934
NCR Voyix Corp. (a)	966	16,335
NetApp, Inc.	2,538	223,750
Pure Storage, Inc. Class A (a)	3,622	129,160
Science Applications International Corp.	575	71,484

The accompanying notes are an integral part of the financial statements.
82

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Western Digital Corp. (a)	706	$ 36,973
Zscaler, Inc. (a)	450	99,702
		2,398,507
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	210	57,399
Semiconductors — 4.2%
Advanced Micro Devices, Inc. (a)	641	94,490
Analog Devices, Inc.	374	74,261
Applied Materials, Inc.	1,249	202,425
Broadcom, Inc.	36	40,185
Cirrus Logic, Inc. (a)	338	28,118
Entegris, Inc.	967	115,866
Intel Corp.	3,531	177,433
IPG Photonics Corp. (a)	219	23,770
KLA Corp.	353	205,199
Lam Research Corp.	315	246,727
Lattice Semiconductor Corp. (a)	589	40,635
Marvell Technology, Inc.	813	49,032
Microchip Technology, Inc.	1,922	173,326
Micron Technology, Inc.	761	64,944
Monolithic Power Systems, Inc.	230	145,079
NVIDIA Corp.	55	27,237
ON Semiconductor Corp. (a)	3,446	287,844
Qorvo, Inc. (a)	301	33,896
QUALCOMM, Inc.	674	97,481
Skyworks Solutions, Inc.	508	57,109
Teradyne, Inc.	534	57,950
Texas Instruments, Inc.	125	21,308
		2,264,315
Software — 8.2%
Adobe, Inc. (a)	98	58,467
Akamai Technologies, Inc. (a)	1,724	204,035
ANSYS, Inc. (a)	287	104,147
AppLovin Corp. Class A (a)	2,800	111,580
Atlassian Corp. Class A (a)	379	90,149
Autodesk, Inc. (a)	573	139,514
Bentley Systems, Inc. Class B	1,320	68,878
Broadridge Financial Solutions, Inc.	574	118,101
Cadence Design Systems, Inc. (a)	505	137,547
CCC Intelligent Solutions Holdings, Inc. (a)	1,642	18,702
Ceridian HCM Holding, Inc. (a)	399	26,781
Cloudflare, Inc. Class A (a)	1,517	126,305
Datadog, Inc. Class A (a)	593	71,978
DocuSign, Inc. (a)	722	42,923
DoubleVerify Holdings, Inc. (a)	1,909	70,213
Dropbox, Inc. Class A (a)	4,422	130,361

	Number of Shares	Value
Dynatrace, Inc. (a)	1,923	$ 105,169
Elastic NV (a)	163	18,370
Electronic Arts, Inc.	497	67,995
Fair Isaac Corp. (a)	92	107,089
Fiserv, Inc. (a)	515	68,413
Five9, Inc. (a)	332	26,125
Gitlab, Inc. Class A (a)	260	16,370
Guidewire Software, Inc. (a)	882	96,173
HubSpot, Inc. (a)	275	159,648
Intuit, Inc.	171	106,880
Jack Henry & Associates, Inc.	69	11,275
Manhattan Associates, Inc. (a)	651	140,173
Microsoft Corp.	239	89,874
MongoDB, Inc. (a)	271	110,798
MSCI, Inc.	87	49,212
Nutanix, Inc. Class A (a)	888	42,349
Oracle Corp.	322	33,948
Palantir Technologies, Inc. Class A (a)	5,978	102,642
Paychex, Inc.	165	19,653
Paycom Software, Inc.	351	72,559
Procore Technologies, Inc. (a)	419	29,003
PTC, Inc. (a)	696	121,772
ROBLOX Corp. Class A (a)	1,371	62,682
Roper Technologies, Inc.	185	100,856
Salesforce, Inc. (a)	239	62,890
SentinelOne Inc. Class A (a)	1,249	34,273
ServiceNow, Inc. (a)	143	101,028
Snowflake, Inc. Class A (a)	478	95,122
Splunk, Inc. (a)	686	104,512
SS&C Technologies Holdings, Inc.	1,707	104,315
Synopsys, Inc. (a)	258	132,847
Take-Two Interactive Software, Inc. (a)	338	54,401
Teradata Corp. (a)	2,421	105,338
Tyler Technologies, Inc. (a)	266	111,220
UiPath, Inc. Class A (a)	1,658	41,185
Veeva Systems, Inc. Class A (a)	54	10,396
Workday, Inc. Class A (a)	399	110,148
Zoom Video Communications, Inc. Class A (a)	355	25,528
		4,371,912
		9,092,133
Utilities — 2.1%
Electric — 1.9%
Alliant Energy Corp.	241	12,363
Ameren Corp.	169	12,225
Brookfield Renewable Corp. Class A	407	11,718

The accompanying notes are an integral part of the financial statements.
83

MML Equity Rotation Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
CenterPoint Energy, Inc.	852	$24,342
CMS Energy Corp.	367	21,312
Consolidated Edison, Inc.	479	43,575
Constellation Energy Corp.	632	73,874
DTE Energy Co.	191	21,060
Duke Energy Corp.	165	16,012
Edison International	846	60,481
Entergy Corp.	165	16,696
Exelon Corp.	807	28,971
FirstEnergy Corp.	677	24,819
Hawaiian Electric Industries, Inc.	2,672	37,916
IDACORP, Inc.	110	10,815
NRG Energy, Inc.	5,526	285,694
OGE Energy Corp.	393	13,727
PG&E Corp.	5,107	92,079
Pinnacle West Capital Corp.	307	22,055
PPL Corp.	571	15,474
Public Service Enterprise Group, Inc.	907	55,463
Sempra	208	15,544
Southern Co.	565	39,618
Vistra Corp.	1,556	59,937
WEC Energy Group, Inc.	135	11,363
Xcel Energy, Inc.	236	14,611
		1,041,744
Gas — 0.2%
Atmos Energy Corp.	454	52,618
NiSource, Inc.	1,443	38,313
		90,931
		1,132,675
TOTAL COMMON STOCK (Cost $50,143,561)		53,498,981
TOTAL EQUITIES (Cost $50,143,561)		53,498,981
TOTAL LONG-TERM INVESTMENTS (Cost $50,143,561)		53,498,981
Short-Term Investments — 0.3%
Investment of Cash Collateral from Securities Loaned — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	19,200	19,200

	Principal Amount	Value
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (f)	$ 117,644	$117,644
TOTAL SHORT-TERM INVESTMENTS (Cost $136,844)		136,844
TOTAL INVESTMENTS — 100.1%
(Cost $50,280,405) (g)		53,635,825
Other Assets/ (Liabilities) — (0.1)%		(41,374)
NET ASSETS — 100.0%		$53,594,451

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $110,125 or 0.21% of net assets. The Fund received $93,513 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment is valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2023, these securities amounted to a value of $2,180 or 0.00% of net assets.
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)
Maturity value of $117,665. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $120,070.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
84

MML High Yield Fund — Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Bonds & Notes — 95.3%
Bank Loans — 6.5%
Aerospace & Defense — 0.3%
Barnes Group, Inc., Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.456% VRN 9/03/30	$ 142,561	$ 142,846
Chemicals — 1.1%
Element Solutions, Inc. ., 2023 Term Loan B,
0.000% 12/18/30 (a)	178,309	178,755
LSF11 A5 Holdco LLC
Term Loan, 1 mo. USD Term SOFR + 3.500% 8.970% VRN 10/15/28	126,854	126,935
2023 Incremental Term Loan B, 1 mo. USD Term SOFR + 4.250%
9.706% VRN 10/15/28	272,336	272,791
		578,481
Diversified Financial Services — 0.5%
Aretec Group, Inc., 2023 Incremental Term Loan, 1 mo. USD Term SOFR + 4.500% 9.956% VRN 8/09/30	255,310	254,758
Food — 0.3%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan,
0.000% 10/01/25 (a)	146,896	140,531
Health Care – Products — 0.4%
Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD Term SOFR + 4.000%
9.356% VRN 9/29/28	204,427	203,661
Health Care – Services — 0.7%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3,
0.000% 2/22/28 (a)	226,728	221,910
LifePoint Health, Inc., 2023 Term Loan B,
0.000% 11/16/28 (a)	113,952	113,467
		335,377
Internet — 0.3%
MH Sub I LLC, 2023 Term Loan, 1 mo. USD Term SOFR + 4.250% 9.606% VRN 5/03/28	173,020	169,824

	Principal Amount	Value
Investment Companies — 0.3%
GIP Pilot Acquisition Partners LP, Term Loan, 3 mo. USD Term SOFR + 3.000% 8.388% VRN 10/04/30	$ 151,707	$ 151,581
Lodging — 0.3%
Four Seasons Hotels Ltd., 2023 Term Loan B, 1 mo. USD Term SOFR + 2.500% 7.956% VRN 11/30/29	179,424	179,918
Media — 0.4%
A-L Parent LLC, 2023 Take Back Term Loan,
0.000% 6/30/28 (a)	207,480	199,699
Packaging & Containers — 0.2%
Clydesdale Acquisition Holdings, Inc., Term Loan B, 1 mo. USD Term SOFR + 4.175% 9.631% VRN 4/13/29	94,527	94,841
Pipelines — 0.5%
BIP PipeCo Holdings LLC, Term Loan B, 3 mo. USD Term SOFR + 3.250% 8.616% VRN 12/06/30	111,960	111,540
Buckeye Partners, L.P., 2023 Term Loan B, 1 mo. USD Term SOFR + 2.500% 7.856% VRN 11/22/30	151,438	151,885
		263,425
Software — 1.2%
Banff Merger Sub, Inc., 2023 USD Term Loan,
0.000% 12/02/28 (a)	502,339	505,227
Quest Software US Holdings, Inc., 2022 2nd Lien Term Loan, 3 mo. USD Term SOFR + 7.500%
13.033% VRN 2/01/30	197,648	116,753
		621,980
TOTAL BANK LOANS (Cost $3,391,923)		3,336,922
Corporate Debt — 88.8%
Advertising — 0.6%
Clear Channel Outdoor Holdings, Inc.
9.000% 9/15/28 (b)	92,000	95,999
Stagwell Global LLC
5.625% 8/15/29 (b)	220,000	202,349
		298,348

The accompanying notes are an integral part of the financial statements.
85

MML High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Aerospace & Defense — 0.9%
Spirit AeroSystems, Inc.
9.750% 11/15/30 (b)	$ 221,000	$ 237,569
Triumph Group, Inc.
7.750% 8/15/25 (c)	64,000	63,795
9.000% 3/15/28 (b)	164,000	174,388
		475,752
Agriculture — 0.3%
Darling Ingredients, Inc.
6.000% 6/15/30 (b)	130,000	130,096
Airlines — 2.2%
Allegiant Travel Co.
7.250% 8/15/27 (b)	262,000	256,352
American Airlines, Inc.
8.500% 5/15/29 (b)	195,000	205,920
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (b)	445,833	442,617
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.
5.750% 1/20/26 (b)	135,022	127,210
United Airlines, Inc.
4.375% 4/15/26 (b)	122,000	118,877
		1,150,976
Apparel — 0.3%
Tapestry, Inc.
7.050% 11/27/25	129,000	131,839
Auto Manufacturers — 0.3%
JB Poindexter & Co., Inc.
8.750% 12/15/31 (b)	172,000	175,440
Auto Parts & Equipment — 0.5%
Adient Global Holdings Ltd.
4.875% 8/15/26 (b)	277,000	270,868
Building Materials — 2.7%
Emerald Debt Merger Sub LLC
6.625% 12/15/30 (b)	326,000	332,967
Knife River Corp.
7.750% 5/01/31 (b)	152,000	161,841
New Enterprise Stone & Lime Co., Inc.
9.750% 7/15/28 (b)	602,000	602,000
Smyrna Ready Mix Concrete LLC
8.875% 11/15/31 (b)	211,000	221,798
Summit Materials LLC/Summit Materials Finance Corp.
7.250% 1/15/31 (b)	83,000	87,457
		1,406,063

	Principal Amount	Value
Chemicals — 4.4%
Avient Corp.
7.125% 8/01/30 (b)	$ 187,000	$ 194,528
Celanese US Holdings LLC
6.379% 7/15/32	242,000	255,815
Consolidated Energy Finance SA
5.625% 10/15/28 (b)	595,000	503,834
LSF11 A5 HoldCo LLC
6.625% 10/15/29 (b)	294,000	248,617
Methanex Corp.
5.125% 10/15/27	144,000	140,674
Olympus Water US Holding Corp.
4.250% 10/01/28 (b)	326,000	293,333
6.250% 10/01/29 (b) (c)	459,000	407,666
Polar US Borrower LLC/Schenectady International Group, Inc.
6.750% 5/15/26 (b)	171,000	54,720
Tronox, Inc.
4.625% 3/15/29 (b)	97,000	85,922
Vibrantz Technologies, Inc.
9.000% 2/15/30 (b) (c)	63,000	49,954
		2,235,063
Coal — 0.6%
Coronado Finance Pty. Ltd.
10.750% 5/15/26 (b)	290,000	302,126
Commercial Services — 3.0%
Alta Equipment Group, Inc.
5.625% 4/15/26 (b)	378,000	364,652
APi Group DE, Inc.
4.750% 10/15/29 (b)	372,000	349,427
Carriage Services, Inc.
4.250% 5/15/29 (b)	92,000	81,709
PECF USS Intermediate Holding III Corp.
8.000% 11/15/29 (b)	77,000	39,270
Prime Security Services Borrower LLC/Prime Finance, Inc.
6.250% 1/15/28 (b)	418,000	415,562
PROG Holdings, Inc.
6.000% 11/15/29 (b)	294,000	270,930
		1,521,550
Computers — 0.3%
Presidio Holdings, Inc.
8.250% 2/01/28 (b)	137,000	138,409
Cosmetics & Personal Care — 0.6%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC
4.750% 1/15/29 (b)	289,000	275,651

The accompanying notes are an integral part of the financial statements.
86

MML High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.625% 7/15/30 (b)	$ 43,000	$ 44,174
		319,825
Distribution & Wholesale — 0.4%
Resideo Funding, Inc.
4.000% 9/01/29 (b)	243,000	212,018
Diversified Financial Services — 5.5%
Aretec Group, Inc.
10.000% 8/15/30 (b)	144,000	153,022
Coinbase Global, Inc.
3.375% 10/01/28 (b)	38,000	32,063
3.625% 10/01/31 (b)	50,000	38,632
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (b)	641,582	603,087
Jefferson Capital Holdings LLC
6.000% 8/15/26 (b)	380,000	363,622
LPL Holdings, Inc.
6.750% 11/17/28	137,000	146,045
Macquarie Airfinance Holdings Ltd.
8.125% 3/30/29 (b)	119,000	124,381
8.375% 5/01/28 (b)	106,000	111,019
Midcap Financial Issuer Trust
5.625% 1/15/30 (b)	339,000	300,862
OneMain Finance Corp.
4.000% 9/15/30 (c)	107,000	91,566
5.375% 11/15/29	177,000	165,743
PRA Group, Inc.
5.000% 10/01/29 (b) (c)	583,000	481,100
7.375% 9/01/25 (b)	231,000	229,232
		2,840,374
Electric — 2.9%
PG&E Corp.
5.000% 7/01/28	497,000	483,571
Pike Corp.
5.500% 9/01/28 (b)	593,000	564,951
8.625% 1/31/31 (b)	140,000	147,118
Talen Energy Supply LLC
8.625% 6/01/30 (b)	261,000	277,321
		1,472,961
Electronics — 0.6%
Atkore, Inc.
4.250% 6/01/31 (b)	360,000	321,304
Engineering & Construction — 1.5%
Arcosa, Inc.
4.375% 4/15/29 (b)	230,000	214,217
Global Infrastructure Solutions, Inc.
5.625% 6/01/29 (b)	126,000	115,063
7.500% 4/15/32 (b)	140,000	129,098

	Principal Amount	Value
MasTec, Inc.
4.500% 8/15/28 (b)	$ 235,000	$ 220,679
Railworks Holdings LP/Railworks Rally, Inc.
8.250% 11/15/28 (b)	117,000	115,830
		794,887
Entertainment — 1.4%
Caesars Entertainment, Inc.
6.250% 7/01/25 (b)	243,000	243,661
Live Nation Entertainment, Inc.
4.750% 10/15/27 (b)	260,000	249,297
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875% 5/01/29 (b)	136,000	126,480
Ontario Gaming GTA LP
8.000% 8/01/30 (b)	88,000	90,750
		710,188
Environmental Controls — 0.4%
Enviri Corp.
5.750% 7/31/27 (b)	116,000	108,117
GFL Environmental, Inc.
6.750% 1/15/31 (b)	75,000	77,271
		185,388
Food — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
6.500% 2/15/28 (b)	219,000	221,617
Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
9.375% 6/01/28 (b)	166,000	171,424
Hand & Machine Tools — 1.3%
Regal Rexnord Corp.
6.400% 4/15/33 (b)	650,000	677,475
Health Care – Products — 0.7%
Bausch & Lomb Escrow Corp.
8.375% 10/01/28 (b)	95,000	100,219
Garden Spinco Corp.
8.625% 7/20/30 (b)	248,000	264,898
		365,117
Health Care – Services — 6.0%
Centene Corp.
4.625% 12/15/29	557,000	534,011
Charles River Laboratories International, Inc.
3.750% 3/15/29 (b)	7,000	6,410
4.250% 5/01/28 (b)	329,000	313,164

The accompanying notes are an integral part of the financial statements.
87

MML High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (b)	$ 108,000	$84,903
5.250% 5/15/30 (b)	422,000	352,938
6.000% 1/15/29 (b)	141,000	126,918
HCA, Inc.
3.500% 9/01/30	141,000	127,820
LifePoint Health, Inc.
9.875% 8/15/30 (b)	274,000	276,902
Molina Healthcare, Inc.
4.375% 6/15/28 (b)	167,000	157,945
Radiology Partners, Inc., (Acquired 11/18/21, Cost $514,932),
9.250% 2/01/28 (b) (d)	490,000	250,905
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.
9.750% 12/01/26 (b)	244,000	242,068
RP Escrow Issuer LLC
5.250% 12/15/25 (b) (c)	165,000	132,015
Tenet Healthcare Corp.
4.375% 1/15/30	165,000	152,912
5.125% 11/01/27	179,000	174,982
6.125% 10/01/28 (c)	152,000	151,570
		3,085,463
Home Builders — 1.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.625% 8/01/29 (b)	183,000	162,733
Mattamy Group Corp.
4.625% 3/01/30 (b)	617,000	571,808
		734,541
Insurance — 1.2%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.750% 4/15/28 (b)	128,000	130,948
7.000% 1/15/31 (b)	48,000	50,634
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co.-Issuer, Inc.
7.625% 10/15/25 (b)	430,269	437,241
		618,823
Internet — 0.9%
Getty Images, Inc.
9.750% 3/01/27 (b)	367,000	369,141
Uber Technologies, Inc.
4.500% 8/15/29 (b)	78,000	74,409
		443,550

	Principal Amount	Value
Investment Companies — 1.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.750% 9/15/24	$ 178,000	$ 176,916
6.250% 5/15/26	505,000	481,826
		658,742
Leisure Time — 2.9%
Carnival Corp.
5.750% 3/01/27 (b)	205,000	199,964
6.000% 5/01/29 (b)	168,000	161,651
7.000% 8/15/29 (b)	24,000	25,059
Life Time, Inc.
5.750% 1/15/26 (b)	24,000	23,827
NCL Corp. Ltd.
5.875% 3/15/26 (b)	118,000	115,305
5.875% 2/15/27 (b)	49,000	48,577
8.375% 2/01/28 (b)	100,000	105,889
NCL Finance Ltd.
6.125% 3/15/28 (b)	94,000	89,980
Royal Caribbean Cruises Ltd.
5.500% 8/31/26 (b)	266,000	263,379
5.500% 4/01/28 (b)	121,000	119,458
Viking Cruises Ltd.
7.000% 2/15/29 (b)	357,000	353,932
		1,507,021
Lodging — 1.3%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.875% 7/01/31 (b)	199,000	176,155
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
5.875% 5/15/25 (b)	155,000	153,978
Travel & Leisure Co.
6.625% 7/31/26 (b)	213,000	214,865
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (b)	133,000	124,375
		669,373
Media — 6.4%
Altice Financing SA
5.000% 1/15/28 (b)	152,000	137,782
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (b)	196,000	171,290
4.250% 1/15/34 (b)	486,000	394,937
4.500% 5/01/32	95,000	81,364
5.000% 2/01/28 (b)	130,000	124,382
5.375% 6/01/29 (b)	162,000	152,699

The accompanying notes are an integral part of the financial statements.
88

MML High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CSC Holdings LLC
4.625% 12/01/30 (b)	$ 311,000	$ 187,259
7.500% 4/01/28 (b)	75,000	56,107
Cumulus Media New Holdings, Inc.
6.750% 7/01/26 (b)	126,000	84,856
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.
5.875% 8/15/27 (b)	366,000	343,885
DISH DBS Corp.
5.125% 6/01/29	105,000	54,116
5.250% 12/01/26 (b)	53,000	45,408
5.750% 12/01/28 (b)	68,000	54,237
7.375% 7/01/28	78,000	46,627
DISH Network Corp.
11.750% 11/15/27 (b)	112,000	116,912
Gray Escrow II, Inc.
5.375% 11/15/31 (b)	246,000	185,607
iHeartCommunications, Inc.
8.375% 5/01/27	29,797	19,340
LCPR Senior Secured Financing DAC
6.750% 10/15/27 (b)	283,000	277,187
Sirius XM Radio, Inc.
3.875% 9/01/31 (b)	259,000	221,571
Virgin Media Secured Finance PLC
4.500% 8/15/30 (b)	280,000	249,284
Virgin Media Vendor Financing Notes IV DAC
5.000% 7/15/28 (b)	277,000	260,158
		3,265,008
Mining — 2.4%
Arsenal AIC Parent LLC
8.000% 10/01/30 (b)	90,000	93,903
Constellium SE
3.750% 4/15/29 (b)	300,000	272,208
First Quantum Minerals Ltd.
6.875% 10/15/27 (b)	400,000	339,938
8.625% 6/01/31 (b)	200,000	169,500
Novelis Corp.
3.250% 11/15/26 (b)	48,000	45,187
3.875% 8/15/31 (b)	341,000	300,501
		1,221,237
Miscellaneous – Manufacturing — 0.3%
Amsted Industries, Inc.
5.625% 7/01/27 (b)	175,000	174,373
Oil & Gas — 7.3%
Apache Corp.
4.750% 4/15/43 (c)	65,000	51,157
5.100% 9/01/40	130,000	111,385

	Principal Amount	Value
5.350% 7/01/49	$ 197,000	$ 163,796
Chesapeake Energy Corp.
5.875% 2/01/29 (b)	205,000	200,890
CVR Energy, Inc.
5.750% 2/15/28 (b)	134,000	123,615
Hilcorp Energy I LP/Hilcorp Finance Co.
6.250% 11/01/28 (b)	459,000	457,232
Nabors Industries Ltd.
7.500% 1/15/28 (b)	169,000	146,143
Nabors Industries, Inc.
5.750% 2/01/25	55,000	54,982
7.375% 5/15/27 (b)	87,000	85,232
Neptune Energy Bondco PLC
6.625% 5/15/25 (b)	594,000	588,645
Occidental Petroleum Corp.
6.200% 3/15/40	397,000	409,902
6.450% 9/15/36	215,000	227,470
6.950% 7/01/24	42,000	42,151
Parkland Corp.
4.625% 5/01/30 (b)	105,000	96,600
5.875% 7/15/27 (b)	269,000	267,914
Permian Resources Operating LLC
7.000% 1/15/32 (b)	178,000	183,638
Sunoco LP/Sunoco Finance Corp.
6.000% 4/15/27	114,000	114,098
7.000% 9/15/28 (b)	96,000	99,050
Transocean Poseidon Ltd.
6.875% 2/01/27 (b)	21,750	21,642
Transocean, Inc.
7.250% 11/01/25 (b)	172,000	169,420
7.500% 1/15/26 (b)	140,000	137,545
		3,752,507
Oil & Gas Services — 0.5%
Weatherford International Ltd.
8.625% 4/30/30 (b)	243,000	253,706
Packaging & Containers — 2.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
4.000% 9/01/29 (b)	157,000	132,897
Clydesdale Acquisition Holdings, Inc.
8.750% 4/15/30 (b) (c)	256,000	238,686
Graham Packaging Co., Inc.
7.125% 8/15/28 (b)	209,000	188,100
Mauser Packaging Solutions Holding Co.
7.875% 8/15/26 (b)	312,000	317,516
9.250% 4/15/27 (b)	446,000	437,774

The accompanying notes are an integral part of the financial statements.
89

MML High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Trident TPI Holdings, Inc.
12.750% 12/31/28 (b)	$ 72,000	$ 77,040
		1,392,013
Pharmaceuticals — 3.2%
1375209 BC Ltd.
9.000% 1/30/28 (b)	535,000	521,679
AdaptHealth LLC
5.125% 3/01/30 (b)	365,000	284,727
Bausch Health Cos., Inc.
4.875% 6/01/28 (b)	215,000	129,482
5.500% 11/01/25 (b)	60,000	54,886
11.000% 9/30/28 (b)	102,000	74,152
14.000% 10/15/30 (b)	47,000	26,147
Herbalife Nutrition Ltd./HLF Financing, Inc.
7.875% 9/01/25 (b)	268,000	264,718
HLF Financing SARL LLC/Herbalife International, Inc.
4.875% 6/01/29 (b)	40,000	31,408
Jazz Securities DAC
4.375% 1/15/29 (b)	187,000	174,175
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.125% 4/30/28 (b)	92,000	84,683
		1,646,057
Pipelines — 6.8%
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.500% 6/15/31 (b)	565,000	535,396
Energy Transfer LP
5 yr. CMT + 5.694% 6.500% VRN (e)	100,000	95,028
5 yr. CMT + 5.306% 7.125% VRN (e)	89,000	82,012
EnLink Midstream Partners LP
5.450% 6/01/47	97,000	84,633
5.600% 4/01/44	257,000	223,673
EQM Midstream Partners LP
6.000% 7/01/25 (b)	67,000	66,969
6.500% 7/01/27 (b)	151,000	153,753
Genesis Energy LP/Genesis Energy Finance Corp.
8.000% 1/15/27	300,000	304,972
8.250% 1/15/29	25,000	25,726
8.875% 4/15/30	105,000	108,570
Harvest Midstream I LP
7.500% 9/01/28 (b)	389,000	386,697
ITT Holdings LLC
6.500% 8/01/29 (b)	524,000	463,551

	Principal Amount	Value
Kinetik Holdings LP
6.625% 12/15/28 (b)	$ 177,000	$ 180,330
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.500% 2/01/26 (b)	350,000	353,503
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
7.500% 10/01/25 (b)	171,000	171,855
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (b)	133,000	120,671
4.125% 8/15/31 (b)	152,000	133,913
		3,491,252
Real Estate — 0.1%
Realogy Group LLC/Realogy Co.-Issuer Corp.
5.750% 1/15/29 (b)	39,000	30,309
Real Estate Investment Trusts (REITS) — 1.6%
HAT Holdings I LLC/HAT Holdings II LLC
8.000% 6/15/27 (b)	56,000	58,315
RLJ Lodging Trust LP
3.750% 7/01/26 (b)	107,000	101,382
4.000% 9/15/29 (b) (c)	126,000	113,228
Service Properties Trust
4.375% 2/15/30	115,000	89,276
4.950% 2/15/27	58,000	52,506
7.500% 9/15/25	267,000	269,967
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
4.750% 4/15/28 (b)	180,000	155,141
		839,815
Retail — 4.0%
Asbury Automotive Group, Inc.
4.625% 11/15/29 (b) (c)	148,000	136,989
Bath & Body Works, Inc.
6.750% 7/01/36	97,000	97,613
6.875% 11/01/35	222,000	224,782
BlueLinx Holdings, Inc.
6.000% 11/15/29 (b)	221,000	204,520
Brinker International, Inc.
8.250% 7/15/30 (b)	127,000	132,852
CEC Entertainment LLC
6.750% 5/01/26 (b)	107,000	104,440
Nordstrom, Inc.
5.000% 1/15/44	313,000	222,450
PetSmart, Inc./PetSmart Finance Corp.
4.750% 2/15/28 (b)	78,000	73,537
7.750% 2/15/29 (b)	141,000	137,167

The accompanying notes are an integral part of the financial statements.
90

MML High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Raising Cane’s Restaurants LLC
9.375% 5/01/29 (b)	$ 39,000	$ 41,620
Sonic Automotive, Inc.
4.875% 11/15/31 (b) (c)	174,000	155,095
Staples, Inc.
7.500% 4/15/26 (b)	152,000	141,425
10.750% 4/15/27 (b)	89,000	64,849
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.000% 6/01/31 (b)	192,000	174,065
Superior Plus LP/Superior General Partner, Inc.
4.500% 3/15/29 (b)	145,000	134,454
		2,045,858
Software — 0.7%
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (b)	165,000	156,890
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (b)	254,000	209,695
		366,585
Telecommunications — 4.5%
Altice France Holding SA
10.500% 5/15/27 (b)	74,000	47,924
Altice France SA
5.125% 7/15/29 (b)	210,000	163,384
C&W Senior Financing DAC
6.875% 9/15/27 (b)	142,000	132,301
Connect Finco SARL/Connect US Finco LLC
6.750% 10/01/26 (b)	256,000	254,467
Frontier Communications Holdings LLC
6.000% 1/15/30 (b)	964,000	822,431
GoTo Group, Inc., (Acquired 8/22/22, Cost $78,926),
5.500% 9/01/27 (b) (d)	103,000	49,820
Intelsat Jackson Holdings SA
6.500% 3/15/30 (b)	158,000	150,511
Level 3 Financing, Inc.
4.250% 7/01/28 (b)	68,000	33,660
Sprint Capital Corp.
8.750% 3/15/32	410,000	506,048
Viasat, Inc.
6.500% 7/15/28 (b)	175,000	143,719
		2,304,265
Transportation — 1.2%
Carriage Purchaser, Inc.
7.875% 10/15/29 (b)	191,000	156,374

	Principal Amount	Value
Seaspan Corp.
5.500% 8/01/29 (b)	$ 571,000	$477,687
		634,061
TOTAL CORPORATE DEBT (Cost $47,549,204)		45,663,667
TOTAL BONDS & NOTES (Cost $50,941,127)		49,000,589
TOTAL LONG-TERM INVESTMENTS (Cost $50,941,127)		49,000,589

Number of Shares
Short-Term Investments — 9.9%
Investment of Cash Collateral from Securities Loaned — 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	2,062,478	2,062,478

	Principal Amount
Repurchase Agreement — 5.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (g)	$ 3,019,381	3,019,381
TOTAL SHORT-TERM INVESTMENTS (Cost $5,081,859)		5,081,859
TOTAL INVESTMENTS — 105.2%
(Cost $56,022,986) (h)		54,082,448
Other Assets/ (Liabilities) — (5.2)%		(2,676,692)
NET ASSETS — 100.0%		$51,405,756

Abbreviation Legend

CMT	Constant Maturity Treasury Index
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.
91

MML High Yield Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets..
(a)	All or a portion of the security represents unsettled bank loan commitments at December 31, 2023 where the rate will be determined at time of settlement.
(b)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $38,620,938 or 75.13% of net assets.

(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $2,019,313 or 3.93% of net assets. (Note 2).
(d)
Restricted security. Certain securities are restricted to resale. At December 31, 2023, these securities amounted to a value of $300,725 or 0.59% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	Security is perpetual and has no stated maturity date.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)
Maturity value of $3,019,918. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $3,079,853.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
92

MML Inflation-Protected and Income Fund — Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Bonds & Notes — 74.8%
Non-U.S. Government Agency Obligations — 45.3%
Automobile Asset-Backed Securities — 7.0%
BOF URSA VI Funding Trust I, Series 2023-CAR1, Class A2
5.542% 10/27/31 (a)	$ 1,029,996	$ 1,025,357
Carvana Auto Receivables Trust, Series 2020-N3, Class B
0.660% 6/12/28	910,706	847,629
Drive Auto Receivables Trust
Series 2021-1, Class C, 1.020% 6/15/27	218,219	216,783
Series 2021-3, Class C, 1.470% 1/15/27	2,150,000	2,106,670
Exeter Automobile Receivables Trust
Series 2020-2A, Class D, 4.730% 4/15/26 (a)	569,896	567,254
Series 2023-5A, Class A2, 6.200% 4/15/26	600,000	600,561
Hertz Vehicle Financing LLC, Series 2021-1A, Class D
3.980% 12/26/25 (a)	3,400,000	3,258,356
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class C
5.310% 6/14/29 (a)	800,000	766,688
Westlake Automobile Receivables Trust
Series 2020-3A, Class D, 1.650% 2/17/26 (a)	2,306,000	2,262,465
Series 2023-4A, Class A2, 6.230% 1/15/27 (a)	1,200,000	1,206,662
		12,858,425
Commercial Mortgage-Backed Securities — 7.3%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD Term SOFR + 1.797% 7.159% FRN 7/15/35 (a)	1,000,000	981,693
BX Commercial Mortgage Trust, Series 2019-XL, Class F, 1 mo. USD Term SOFR + 2.114%
7.476% FRN 10/15/36 (a)	1,487,500	1,476,343
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD Term SOFR + 1.797% 7.409% FRN 12/15/37 (a)	308,865	305,389

	Principal Amount	Value
COMM Mortgage Trust, Series 2015-LC19, Class D
2.867% 2/10/48 (a)	$ 1,700,000	$ 1,350,605
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D, 1 mo. USD Term SOFR + 1.647% 7.009% FRN 5/15/36 (a)	3,990,073	3,977,604
Series 2019-ICE4, Class E, 1 mo. USD Term SOFR + 2.197% 7.559% FRN 5/15/36 (a)	2,493,796	2,476,650
KNDL Mortgage Trust, Series 2019-KNSQ, Class D, FRN, 144A, 1 mo. USD Term SOFR + 1.546% 6.908% FRN 5/15/36 (a)	1,000,000	988,125
Ready Capital Mortgage Financing LLC, Series 2023-FL12, Class A, 1 mo. USD Term SOFR + 2.335% 7.691% FRN 5/25/38 (a)	1,992,923	1,992,912
		13,549,321
Home Equity Asset-Backed Securities — 0.6%
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1, 1 mo. USD Term SOFR + 0.549% 5.905% FRN 8/25/36	37,002	36,910
Home Equity Asset Trust, Series 2005-9, Class M1, 1 mo. USD Term SOFR + 0.729%
6.085% FRN 4/25/36	1,056,122	1,028,863
Residential Asset Securities Corporation Trust, Series 2005-EMX1, Class M1, 1 mo. USD Term SOFR + 0.759% 6.115% FRN 3/25/35	105,799	105,573
		1,171,346
Other Asset-Backed Securities — 15.0%
321 Henderson Receivables I LLC, Series 2006-3A, Class A1, 1 mo. USD Term SOFR + 0.314% 5.676% FRN 9/15/41 (a)	43,544	42,905

The accompanying notes are an integral part of the financial statements.
93

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
ACHV ABS Trust
Series 2023-4CP, Class A, 6.810% 11/25/30 (a)	$ 844,931	$ 845,930
Series 2023-4CP, Class B, 7.240% 11/25/30 (a)	500,000	504,601
Affirm Asset Securitization Trust
Series 2021-Z1, Class A, 1.070% 8/15/25 (a)	354,915	350,575
Series 2021-Z2, Class A, 1.170% 11/16/26 (a)	331,701	325,532
Series 2022-X1, Class A, 1.750% 2/15/27 (a)	368,086	362,206
Series 2022-Z1, Class A, 4.550% 6/15/27 (a)	268,188	265,191
Series 2023-X1, Class A, 7.110% 11/15/28 (a)	630,000	631,793
BHG Securitization Trust
Series 2021-B, Class A, 0.900% 10/17/34 (a)	475,953	461,921
Series 2022-C, Class A, 5.320% 10/17/35 (a)	1,455,019	1,444,746
Series 2023-A, Class A, 5.550% 4/17/36 (a)	1,243,783	1,237,115
Cascade Funding Mortgage Trust, Series 2021-EBO1, Class A,
0.985% VRN 11/25/50 (a) (b)	854,017	793,699
Elara HGV Timeshare Issuer LLC, Series 2017-A, Class C
3.310% 3/25/30 (a)	118,899	116,485
FCI Funding LLC
Series 2021-1A, Class A, 1.130% 4/15/33 (a)	452,805	446,468
Series 2021-1A, Class B, 1.530% 4/15/33 (a)	301,905	297,325
First Franklin Mortgage Loan Trust, Series 2006-FF15, Class A5, 1 mo. USD Term SOFR + 0.274% 5.630% FRN 11/25/36	238,445	233,892
FNA VI LLC, Series 21-1A, Class A
1.350% 1/10/32 (a)	2,082,185	1,899,971
Gracie Point International Funding
Series 2022-1A, Class C, 30 day USD SOFR Average + 3.500% 0.000% FRN 4/01/24 (a)	1,700,000	1,699,994

	Principal Amount	Value
Series 2022-3A, Class B, 30 day USD SOFR Average + 4.000% 9.331% FRN 11/01/24 (a)	$ 1,000,000	$ 1,002,424
Series 2022-1A, Class E, 30 day USD SOFR Average + 5.750% 0.000% FRN 4/01/24 (a)	800,000	799,996
Hilton Grand Vacations Trust, Series 2022-2A, Class C
5.570% 1/25/37 (a)	487,876	475,313
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class A5, 1 mo. USD Term SOFR + 0.374% 5.730% FRN 3/25/37	139,522	135,946
KREF Ltd., Series 2021-FL2, Class D, 1 mo. USD Term SOFR + 2.314% 7.676% FRN 2/15/39 (a)	700,000	624,402
Marlette Funding Trust, Series 2023-2A, Class A
6.040% 6/15/33 (a)	687,613	685,995
MVW Owner Trust, Series 2018-1A, Class A
3.450% 1/21/36 (a)	246,497	242,719
NP SPE II LLC, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	135,877	129,150
Oportun Funding LLC, Series 2022-1, Class A
3.250% 6/15/29 (a)	164,043	163,374
Orange Lake Timeshare Trust, Series 2016-A, Class A
2.610% 3/08/29 (a)	30,733	29,864
Pagaya AI Debt Trust, Series 2022-1, Class A
2.030% 10/15/29 (a)	2,496,613	2,461,188
PFS Financing Corp., Series 2021-B, Class B
1.090% 8/15/26 (a)	1,300,000	1,259,242
PVOne LLC, Series 2023-1, Class A
7.670% 9/17/35 (a)	1,181,821	1,186,612
Reach Financial LLC, Series 2023-1A, Class A
7.050% 2/18/31 (a)	2,866,375	2,874,167

The accompanying notes are an integral part of the financial statements.
94

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	$ 470,904	$ 454,512
Series 2019-2A, Class C, 3.120% 5/20/36 (a)	813,276	792,422
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	107,225	105,813
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	279,757	269,133
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	199,133	195,875
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD Term SOFR + 0.849%
6.205% FRN 3/25/35	79,358	79,120
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 1 mo. USD Term SOFR + 0.284% 5.640% FRN 1/25/37	126,326	124,070
Series 2006-WF1, Class M4, 1 mo. USD Term SOFR + 0.759% 6.115% FRN 2/25/36	103,293	102,987
Series 2006-GEL1, Class M2, 1 mo. USD Term SOFR + 1.314% 6.670% FRN 11/25/35 (a)	325,792	320,901
Trafigura Securitisation Finance PLC, Series 2021-1A, Class B
1.780% 1/15/25 (a)	1,200,000	1,124,262
Upstart Securitization Trust, Series 2021-4, Class A
0.840% 9/20/31 (a)	124,168	123,627
		27,723,463
Student Loans Asset-Backed Securities — 5.5%
College Loan Corp. Trust, Series 2005-2, Class B, 90 day USD SOFR Average + 0.752%
6.054% FRN 1/15/37	216,486	188,499
Commonbond Student Loan Trust
Series 2021-AGS, Class B, 1.400% 3/25/52 (a)	119,466	92,047
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	13,372	11,917

	Principal Amount	Value
Edsouth Indenture No. 9 LLC, No.9 LLC, Series 2015-1, Class A, 30 day USD SOFR Average + 0.914%
6.252% FRN 10/25/56 (a)	$ 180,574	$ 178,721
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD Term SOFR + 0.864%
6.220% FRN 8/25/42 (a)	96,405	94,700
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + 0.700%
6.341% FRN 8/25/48 (a)	70,358	69,670
JP Morgan Student Loan Trust, Series 2007-A, Class B, 90 day USD SOFR Average + 0.612%
5.951% FRN 6/28/39 (a)	276,376	246,767
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX
2.340% 10/25/48 (a)	70,815	69,370
Navient Private Education Refi Loan Trust
Series 2021-A, Class A, 0.840% 5/15/69 (a)	1,652,763	1,448,531
Series 2020-HA, Class A, 1.310% 1/15/69 (a)	276,365	252,825
Navient Student Loan Trust, Series 2017-1A, Class A3, 30 day USD SOFR Average + 1.264% 6.602% FRN 7/26/66 (a)	297,034	296,846
Nelnet Student Loan Trust
Series 2005-2, Class B, 90 day USD SOFR Average + 0.432% 5.784% FRN 3/23/37	854,830	761,521
Series 2006-2, Class B, 90 day USD SOFR Average + 0.462% 5.796% FRN 1/25/38	436,227	367,157
Series 2006-3, Class B, 90 day USD SOFR Average + 0.512% 5.864% FRN 6/25/41	162,387	141,227
Series 2004-3, Class B, 90 day USD SOFR Average + 0.612% 5.946% FRN 10/25/40	870,503	771,350
Series 2014-2A, Class B, 30 day USD SOFR Average + 1.614% 6.952% FRN 6/25/41 (a)	375,000	353,514

The accompanying notes are an integral part of the financial statements.
95

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SLC Student Loan Trust
Series 2006-2, Class B, 90 day USD SOFR Average + 0.492% 5.843% FRN 12/15/39	$ 658,295	$ 580,395
Series 2005-2, Class B, 90 day USD SOFR Average + 0.542% 5.893% FRN 3/15/40	997,714	910,836
SLM Student Loan Trust
Series 2006-4, Class B, 90 day USD SOFR Average + 0.462% 5.796% FRN 1/25/70	207,883	194,700
Series 2006-5, Class B, 90 day USD SOFR Average + 0.472% 5.806% FRN 10/25/40	281,809	261,528
Series 2006-2, Class B, 90 day USD SOFR Average + 0.482% 5.816% FRN 1/25/41	295,599	272,938
Series 2005-8, Class B, 90 day USD SOFR Average + 0.572% 5.906% FRN 1/25/55	263,592	242,652
Series 2004-8, Class B, 90 day USD SOFR Average + 0.722% 6.056% FRN 1/25/40	273,745	242,434
Series 2004-3, Class B, 90 day USD SOFR Average + 0.732% 6.066% FRN 10/25/64	165,600	154,764
Series 2003-11, Class B, 90 day USD SOFR Average + 0.912% 6.263% FRN 12/15/38	233,840	225,151
SMB Private Education Loan Trust
Series 2018-B, Class A2B, 1 mo. USD Term SOFR + 0.834% 6.196% FRN 1/15/37 (a)	475,628	470,271
Series 2019-A, Class A2B, 1 mo. USD Term SOFR + 0.984% 6.346% FRN 7/15/36 (a)	650,447	644,727
Series 2014-A, Class A3, 1 mo. USD Term SOFR + 1.614% 6.976% FRN 4/15/32 (a)	157,452	157,504
SoFi Alternative Trust, Series 2019-C, Class PT,
5.669% VRN 1/25/45 (a) (b)	490,694	474,749
		10,177,311
Whole Loan Collateral Collateralized Mortgage Obligations — 9.9%
Angel Oak Mortgage Trust
Series 2020-6, Class A1, 1.261% VRN 5/25/65 (a) (b)	865,448	749,533

	Principal Amount	Value
Series 2022-2, Class A1, 3.353% VRN 1/25/67 (a) (b)	$ 1,866,911	$ 1,702,134
CIM Trust, Series 2019-INV3, Class A11, 30 day USD SOFR Average + 1.064%
5.500% FRN 8/25/49 (a)	763,038	720,199
COLT Mortgage Loan Trust, Series 2022-1, Class A1,
2.284% VRN 12/27/66 (a) (b)	6,083,697	5,405,989
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, 1 mo. USD Term SOFR + 0.864%
6.220% FRN 5/25/55 (a)	4,044,733	4,046,402
OBX Trust
Series 2021-NQM2, Class A2, 1.357% VRN 5/25/61 (a) (b)	1,243,624	975,640
Series 2020-EXP1, Class 2A2, 1 mo. USD Term SOFR + 1.064% 6.420% FRN 2/25/60 (a)	332,407	312,300
PSMC Trust, Series 2020-2, Class A2,
3.000% VRN 5/25/50 (a) (b)	642,729	568,106
STAR Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (b)	2,568,507	2,247,907
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (b)	903,450	862,586
Verus Securitization Trust
Series 2021-3, Class A3, 1.437% VRN 6/25/66 (a) (b)	691,819	577,511
Series 2019-INV2, Class A3, 4.219% VRN 7/25/59 (a) (b)	194,276	188,388
		18,356,695
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $86,615,154)		83,836,561
U.S. Government Agency Obligations and Instrumentalities (c) — 11.3%
Pass-Through Securities — 0.0%
Federal Home Loan Mortgage Corp. Pool #1Q0239 1 yr. CMT + 2.159% 4.762% FRN 3/01/37	69,314	69,969

The accompanying notes are an integral part of the financial statements.
96

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 11.3%
Federal Home Loan Mortgage Corp. STACR REMICS Trust
Series 2021-DNA6, Class M1, 30 day USD SOFR Average + 0.800% 6.137% FRN 10/25/41 (a)	$ 3,418,129	$ 3,411,116
Series 2021-HQA3, Class M1, 30 day USD SOFR Average + 0.850% 6.187% FRN 9/25/41 (a)	5,469,283	5,417,942
Series 2021-DNA7, Class M1, 30 day USD SOFR Average + 0.850% 6.187% FRN 11/25/41 (a)	1,775,048	1,764,995
Series 2022-DNA2, Class M1A, 30 day USD SOFR Average + 1.300% 6.637% FRN 2/25/42 (a)	1,868,942	1,869,764
Series 2020-DNA1, Class M2, 30 day USD SOFR Average + 1.814% 7.152% FRN 1/25/50 (a)	639,147	643,840
Series 2022-DNA3, Class M1A, 30 day USD SOFR Average + 2.000% 7.337% FRN 4/25/42 (a)	1,571,414	1,586,451
Series 2018-DNA3, Class M2A, 30 day USD SOFR Average + 2.214% 7.552% FRN 9/25/48 (a)	361,603	364,067
Series 2020-DNA5, Class M2, 30 day USD SOFR Average + 2.800% 8.137% FRN 10/25/50 (a)	130,322	132,219
Series 2022-DNA5, Class M1A, 30 day USD SOFR Average + 2.950% 8.287% FRN 6/25/42 (a)	490,005	501,693
Federal National Mortgage Association Connecticut Avenue Securities
Series 2022-R05, Class 2M1, 30 day USD SOFR Average + 1.900% 7.237% FRN 4/25/42 (a)	1,023,767	1,029,980
Series 2023-R05, Class 1M1, 30 day USD SOFR Average + 1.900% 7.237% FRN 6/25/43 (a)	976,623	983,475

	Principal Amount	Value
Series 2023-R03, Class 2M1, 30 day USD SOFR Average + 2.500% 7.837% FRN 4/25/43 (a)	$ 938,972	$ 953,021
Series 2022-R07, Class 1M1, 30 day USD SOFR Average + 2.950% 8.287% FRN 6/25/42 (a)	2,147,517	2,211,945
		20,870,508
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $20,930,801)		20,940,477
U.S. Treasury Obligations — 18.2%
U.S. Treasury Bonds & Notes — 18.2%
U.S. Treasury Inflation-Indexed Bonds
0.125% 2/15/51	472,708	292,285
0.125% 2/15/52	607,888	372,214
0.250% 2/15/50	718,044	467,592
0.625% 2/15/43	267,646	208,930
0.750% 2/15/42	803,362	650,748
0.750% 2/15/45	986,468	770,685
0.875% 2/15/47	573,561	451,629
1.000% 2/15/46	454,479	371,493
1.000% 2/15/48	436,692	352,053
1.000% 2/15/49	305,675	245,831
1.375% 2/15/44	858,104	766,482
1.500% 2/15/53	569,283	515,490
2.125% 2/15/40	427,050	438,396
2.125% 2/15/41	280,994	288,427
2.375% 1/15/27	305,136	307,830
2.500% 1/15/29	358,263	370,315
3.375% 4/15/32	433,345	484,735
3.875% 4/15/29	1,515,980	1,670,917
U.S. Treasury Inflation-Indexed Notes
0.125% 4/15/27	1,961,478	1,843,009
0.125% 1/15/30	1,614,411	1,463,077
0.125% 7/15/30	1,380,023	1,246,577
0.125% 1/15/31	1,365,129	1,218,335
0.125% 7/15/31	1,549,733	1,377,540
0.125% 1/15/32	1,442,909	1,267,079
0.250% 7/15/29	1,828,286	1,689,472
0.375% 1/15/27	1,592,125	1,512,901
0.375% 7/15/27	314,443	298,767
0.500% 1/15/28	1,771,223	1,675,901
0.625% 7/15/32	2,012,005	1,837,809
0.750% 7/15/28 (d)	1,501,507	1,436,829

The accompanying notes are an integral part of the financial statements.
97

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
1.125% 1/15/33	$ 1,859,220	$ 1,758,632
1.250% 4/15/28	1,723,277	1,678,265
1.375% 7/15/33	1,013,060	982,078
1.625% 10/15/27	1,682,597	1,669,717
2.375% 10/15/28	1,607,216	1,655,363
		33,637,403
TOTAL U.S. TREASURY OBLIGATIONS (Cost $35,968,956)		33,637,403
TOTAL BONDS & NOTES (Cost $143,514,911)		138,414,441
TOTAL LONG-TERM INVESTMENTS (Cost $143,514,911)		138,414,441
Short-Term Investments — 24.4%
Commercial Paper — 23.1%
Alimentation Couche-Tard, Inc.
5.792% 1/29/24 (a)	4,000,000	3,980,463
Amcor Finance USA, Inc.
5.749% 2/23/24 (a)	2,000,000	1,982,470
American Electric Power Co., Inc.
5.770% 2/13/24 (a)	4,000,000	3,971,269
American Honda Finance Corp.
5.728% 2/05/24	3,000,000	2,982,170
Avangrid, Inc.
5.590% 1/12/24 (a)	2,000,000	1,995,618
CRH America Finance, Inc.
5.751% 1/22/24 (a)	1,000,000	996,296
Dominion Energy, Inc.
5.746% 1/22/24	3,000,000	2,988,956
DTE Energy Co.
5.652% 1/23/24 (a)	3,000,000	2,988,411
Fortive Corp.
5.773% 2/02/24 (a)	6,000,000	5,967,294
L3Harris Technologies, Inc.
5.784% 1/08/24 (a)	2,000,000	1,996,971
5.824% 1/16/24 (a)	3,000,000	2,991,733
National Rural Utilities Cooperative Finance Corp.
5.533% 1/30/24	2,000,000	1,990,501
Penske Truck Leasing Co. LP
5.703% 1/11/24	2,000,000	1,995,967
Spire, Inc.
5.766% 1/30/24 (a)	3,000,000	2,985,059

	Principal Amount	Value
VW Credit, Inc.
5.858% 1/18/24 (a)	$ 3,000,000	$ 2,990,791
42,803,969

Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (e)	2,403,770	2,403,770
TOTAL SHORT-TERM INVESTMENTS (Cost $45,226,531)		45,207,739
TOTAL INVESTMENTS — 99.2%
(Cost $188,741,442) (f)		183,622,180
Other Assets/ (Liabilities) — 0.8%		1,563,154
NET ASSETS — 100.0%		$185,185,334

Abbreviation Legend

CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
LIBOR	London InterBank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $126,619,288 or 68.37% of net assets.

(b)
Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2023.

(c)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(d)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).

The accompanying notes are an integral part of the financial statements.
98

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)
(e)
Maturity value of $2,404,197. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $2,451,921.

(f)	See Note 6 for aggregate cost for federal tax purposes.
Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Ultra Bond	3/19/24	2	$266,132	$1,056
Short
U.S. Treasury Long Bond	3/19/24	3	$(358,428)	$(16,385)
U.S. Treasury Ultra 10 Year	3/19/24	3	(343,170)	(10,877)
U.S. Treasury Note 2 Year	3/28/24	177	(36,063,213)	(383,576)
U.S. Treasury Note 5 Year	3/28/24	13	(1,378,874)	(35,181)
				$(446,019)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 3.725%	Annually	7/14/25	USD	13,900,000	$ (130,650)	$ —	$ (130,650)
12-Month USD SOFR	Annually	Fixed 4.994%	Annually	10/06/25	USD	7,000,000	92,693	—	92,693
12-Month USD SOFR	Annually	Fixed 5.093%	Annually	10/20/25	USD	15,000,000	234,888	—	234,888
12-Month USD SOFR	Annually	Fixed 4.525%	Annually	10/30/25	USD	28,600,000	179,462	—	179,462
12-Month USD SOFR	Annually	Fixed 4.706%	Annually	11/07/25	USD	10,000,000	97,852	—	97,852
Fixed 2.260%	Maturity	U.S. Consumer Price Index	Maturity	12/04/25	USD	5,000,000	(21,529)	—	(21,529)
Fixed 2.219%	Maturity	U.S. Consumer Price Index	Maturity	12/18/25	USD	5,500,000	(18,118)	—	(18,118)
Fixed 2.490%	Maturity	U.S. Consumer Price Index	Maturity	7/31/26	USD	4,000,000	(19,110)	—	(19,110)
Fixed 2.482%	Maturity	U.S. Consumer Price Index	Maturity	9/07/26	USD	2,000,000	(11,277)	—	(11,277)
Fixed 3.067%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	3,100,000	96,537	—	96,537
Fixed 3.541%	Annually	12-Month USD SOFR	Annually	10/30/33	USD	6,480,000	(47,300)	—	(47,300)
							$453,448	$—	$453,448

The accompanying notes are an integral part of the financial statements.
99

MML Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
Fed Funds +15.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/28/24	39,640,469	$1,101,299	$—	$1,101,299
Fed Funds +23.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	5/31/24	29,863,762	803,930	—	803,930
Fed Funds +12.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/28/24	30,028,054	834,245	—	834,245
Fed Funds +22.0 BP	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	4/30/24	36,682,467	2,008,042	—	2,008,042

							$4,747,516	$ —	$4,747,516

*	Contracts are subject to a master netting agreement or similar agreement.
Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
100

MML iShares® 60/40 Allocation Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Mutual Funds — 99.9%
Diversified Financial Services — 99.9%
iShares 1-5 Year Investment Grade Corporate Bond ETF	36,965	$ 1,895,380
iShares 20+ Year Treasury Bond ETF	7,596	751,093
iShares Broad USD High Yield Corporate Bond ETF	10,386	377,531
iShares Core Dividend Growth ETF	21,089	1,135,010
iShares Core International Aggregate Bond ETF	3,799	189,190
iShares Core MSCI Emerging Markets ETF	14,997	758,548
iShares Core MSCI International Developed Markets ETF (a)	77,398	4,927,157
iShares Core S&P 500 ETF	7,119	3,400,248
iShares Core S&P Mid-Cap ETF	2,708	750,522
iShares Core S&P Total US Stock Market ETF	111,134	11,694,631
iShares Core U.S. Aggregate Bond ETF	120,024	11,912,382
TOTAL MUTUAL FUNDS (Cost $37,448,642)		37,791,692
TOTAL LONG-TERM INVESTMENTS (Cost $37,448,642)		37,791,692
Short-Term Investments — 4.2%
Investment of Cash Collateral from Securities Loaned — 4.2%
State Street Navigator Securities Lending Government Money Market Portfolio (b)	1,586,000	1,586,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,586,000)		1,586,000
TOTAL INVESTMENTS — 104.1%
(Cost $39,034,642) (c)		39,377,692
Other Assets/ (Liabilities) — (4.1)%		(1,566,802)
NET ASSETS — 100.0%		$37,810,890

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $1,553,304 or 4.11% of net assets. (Note 2).
(b)	Represents investment of security lending cash collateral. (Note 2).
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
101

MML iShares® 80/20 Allocation Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Mutual Funds — 99.9%
Diversified Financial Services — 99.9%
iShares 1-5 Year Investment Grade Corporate Bond ETF	62,276	$3,193,202
iShares 20+ Year Treasury Bond ETF	6,397	632,535
iShares Broad USD High Yield Corporate Bond ETF	17,498	636,052
iShares Core Dividend Growth ETF	35,529	1,912,171
iShares Core International Aggregate Bond ETF	12,800	637,440
iShares Core MSCI Emerging Markets ETF	63,163	3,194,785
iShares Core MSCI International Developed Markets ETF	150,455	9,577,965
iShares Core S&P 500 ETF	10,661	5,092,013
iShares Core S&P Mid-Cap ETF	9,124	2,528,717
iShares Core S&P Total US Stock Market ETF	271,784	28,599,830
iShares Core U.S. Aggregate Bond ETF	77,031	7,645,327
TOTAL MUTUAL FUNDS (Cost $60,144,389)		63,650,037
TOTAL LONG-TERM INVESTMENTS (Cost $60,144,389)		63,650,037

	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (a)	$110,553	110,553
TOTAL SHORT-TERM INVESTMENTS (Cost $110,553)		110,553
TOTAL INVESTMENTS — 100.1%
(Cost $60,254,942) (b)		63,760,590
Other Assets/ (Liabilities) — (0.1)%		(64,267)
NET ASSETS — 100.0%		$63,696,323

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Maturity value of $110,572. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $112,827.

(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
102

MML Managed Bond Fund — Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Bonds & Notes — 99.6%
Corporate Debt — 38.5%
Aerospace & Defense — 0.1%
Boeing Co.
5.930% 5/01/60	$ 605,000	$ 626,471
Agriculture — 0.7%
BAT Capital Corp.
3.462% 9/06/29	1,075,000	990,265
Imperial Brands Finance PLC
3.875% 7/26/29 (a)	1,739,000	1,622,376
Reynolds American, Inc.
5.850% 8/15/45	985,000	922,015
Viterra Finance BV
3.200% 4/21/31 (a)	1,315,000	1,133,226
		4,667,882
Airlines — 0.2%
Spirit Airlines Pass-Through Trust, Series 2015-1A, Class A,
4.100% 10/01/29	1,101,122	1,010,526
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	303,636	288,339
		1,298,865
Apparel — 0.1%
Tapestry, Inc.
7.000% 11/27/26	504,000	522,488
Auto Manufacturers — 0.2%
General Motors Co.
5.150% 4/01/38	800,000	757,314
General Motors Financial Co., Inc.
3.100% 1/12/32	750,000	638,525
		1,395,839
Banks — 9.2%
ABN AMRO Bank NV 1 yr. CMT + 1.650% 6.339% VRN 9/18/27 (a)	1,600,000	1,634,914
AIB Group PLC Secured Overnight Financing Rate + 2.330%
6.608% VRN 9/13/29 (a)	1,576,000	1,660,240
Bank of America Corp.
5 yr. CMT + 1.200% 2.482% VRN 9/21/36	2,635,000	2,087,101
3 mo. USD Term SOFR + 1.302% 3.419% VRN 12/20/28	1,475,000	1,389,345
5 yr. CMT + 2.000% 3.846% VRN 3/08/37	2,145,000	1,883,323

	Principal Amount	Value
3 mo. USD Term SOFR + 2.076% 4.244% VRN 4/24/38	$ 1,150,000	$ 1,038,069
Secured Overnight Financing Rate + 1.840% 5.872% VRN 9/15/34	1,550,000	1,622,494
7.750% 5/14/38	400,000	486,485
Bank of Montreal 5 yr. CMT + 2.979% 4.800% VRN (b)	1,475,000	1,420,949
Bank of Nova Scotia 3 mo. USD Term SOFR + 2.910%
8.335% VRN (b)	3,575,000	3,232,210
Barclays PLC
5 yr. CMT + 5.867% 6.125% VRN (b)	750,000	717,345
5 yr. CMT + 5.431% 8.000% VRN (b)	1,382,000	1,356,312
BNP Paribas SA 5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 4.149%
6.625% VRN (a) (b)	1,755,000	1,741,864
BPCE SA Secured Overnight Financing Rate + 1.730%
3.116% VRN 10/19/32 (a)	1,860,000	1,516,589
Credit Agricole SA Secured Overnight Financing Rate + 1.860% 6.316% VRN 10/03/29 (a)	1,059,000	1,109,155
Discover Bank 5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 1.730%
5.974% VRN 8/09/28 (c)	3,105,000	2,990,705
Goldman Sachs Group, Inc. Secured Overnight Financing Rate + 1.410% 3.102% VRN 2/24/33	1,500,000	1,287,622
HSBC Holdings PLC
Secured Overnight Financing Rate + 1.285% 2.206% VRN 8/17/29	1,203,000	1,050,129
Secured Overnight Financing Rate + 1.970% 6.161% VRN 3/09/29	1,840,000	1,899,961
Huntington Bancshares, Inc. 5 yr. CMT + 1.170%
2.487% VRN 8/15/36	252,000	190,447
ING Groep NV 5 yr. USD ICE Swap + 4.204%
6.750% VRN (a) (b)	1,200,000	1,192,500

The accompanying notes are an integral part of the financial statements.
103

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase & Co.
3 mo. USD Term SOFR + 2.515%
2.956% VRN 5/13/31	$ 1,000,000	$ 878,774
5.600% 7/15/41	1,125,000	1,195,774
Lloyds Banking Group PLC
5 yr. USD Swap + 4.760% 7.500% VRN (b)	2,100,000	2,078,795
1 yr. CMT + 3.750% 7.953% VRN 11/15/33	1,030,000	1,177,388
Macquarie Bank Ltd. 5 yr. CMT + 1.700% 3.052% VRN 3/03/36 (a)	3,440,000	2,768,334
Macquarie Group Ltd. Secured Overnight Financing Rate + 1.069% 1.340% VRN 1/12/27 (a)	950,000	872,800
Morgan Stanley
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	1,270,000	1,006,586
Secured Overnight Financing Rate + 2.620% 5.297% VRN 4/20/37	2,320,000	2,257,585
National Australia Bank Ltd. 5 yr. CMT + 1.700%
3.347% VRN 1/12/37 (a)	2,960,000	2,456,379
NatWest Group PLC 5 yr. CMT + 2.100% 3.754% VRN 11/01/29	700,000	682,824
Societe Generale SA 5 yr. USD ICE Swap + 5.873%
8.000% VRN (a) (b)	1,900,000	1,898,588
SVB Financial Group
4.250% (b)	298,000	2,533
Swedbank AB 5 yr. CMT + 4.134%
5.625% VRN (a) (b)	1,200,000	1,177,500
Synovus Bank
5.625% 2/15/28	1,563,000	1,501,725
Toronto-Dominion Bank 5 yr. CMT + 4.075% 8.125% VRN 10/31/82	1,706,000	1,775,586
UBS Group AG
Secured Overnight Financing Rate + 0.980% 1.305% VRN 2/02/27 (a)	2,500,000	2,288,066
1 yr. CMT + 1.800% 6.246% VRN 9/22/29 (a)	788,000	822,002
Secured Overnight Financing Rate + 3.340% 6.373% VRN 7/15/26 (a)	892,000	901,910

	Principal Amount	Value
US Bancorp Secured Overnight Financing Rate + 2.260%
5.836% VRN 6/12/34	$ 995,000	$ 1,026,366
Wells Fargo & Co. Secured Overnight Financing Rate + 1.790%
6.303% VRN 10/23/29	1,550,000	1,633,579
		59,910,853
Beverages — 0.4%
Bacardi Ltd.
5.150% 5/15/38 (a)	450,000	427,852
Bacardi Ltd./Bacardi-Martini BV
5.900% 6/15/43 (a)	396,000	400,339
Molson Coors Beverage Co.
4.200% 7/15/46	1,859,000	1,584,073
5.000% 5/01/42	360,000	346,603
		2,758,867
Biotechnology — 0.3%
Amgen, Inc.
5.600% 3/02/43	982,000	1,014,711
5.750% 3/02/63	700,000	734,401
		1,749,112
Chemicals — 0.5%
Celanese US Holdings LLC
6.165% 7/15/27	975,000	999,722
International Flavors & Fragrances, Inc.
1.832% 10/15/27 (a)	1,200,000	1,051,540
LYB International Finance III LLC
4.200% 5/01/50	1,475,000	1,174,324
		3,225,586
Diversified Financial Services — 3.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300% 1/30/32	1,965,000	1,710,198
Antares Holdings LP
2.750% 1/15/27 (a)	1,275,000	1,129,535
3.950% 7/15/26 (a)	2,555,000	2,376,312
8.500% 5/18/25 (a)	720,000	731,297
ARES Finance Co. III LLC 5 yr. CMT + 3.237% 4.125% VRN 6/30/51 (a)	1,585,000	1,343,221
ARES Finance Co. LLC
4.000% 10/08/24 (a)	2,080,000	2,035,613
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (a)	2,755,000	2,440,490
3.250% 2/15/27 (a)	1,610,000	1,488,994
4.250% 4/15/26 (a)	1,976,000	1,908,449

The accompanying notes are an integral part of the financial statements.
104

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Blue Owl Finance LLC
3.125% 6/10/31 (a)	$ 1,195,000	$ 984,970
4.125% 10/07/51 (a)	1,089,000	723,726
Charles Schwab Corp.
5 yr. CMT + 3.168% 4.000% VRN (b)	2,000,000	1,762,958
Secured Overnight Financing Rate + 2.500% 5.853% VRN 5/19/34	921,000	950,704
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,502,197	1,412,065
		20,998,532
Electric — 1.8%
Algonquin Power & Utilities Corp. 5 yr. CMT + 3.249%
4.750% VRN 1/18/82	775,000	654,875
CMS Energy Corp.
4.875% 3/01/44	780,000	741,066
Dominion Energy South Carolina, Inc.
6.250% 10/15/53	239,000	275,535
Dominion Energy, Inc.
5.950% 6/15/35	650,000	684,541
Duke Energy Florida LLC
6.200% 11/15/53	660,000	754,772
Entergy Texas, Inc.
5.800% 9/01/53	1,185,000	1,272,612
NextEra Energy Capital Holdings, Inc. 5 yr. CMT + 2.547%
3.800% VRN 3/15/82	1,250,000	1,058,778
Pacific Gas & Electric Co.
2.500% 2/01/31	775,000	639,290
3.750% 7/01/28	1,475,000	1,381,615
Public Service Enterprise Group, Inc.
5.875% 10/15/28	1,625,000	1,702,709
Sempra
5 yr. CMT + 2.868% 4.125% VRN 4/01/52	1,025,000	879,623
6.000% 10/15/39	166,000	174,836
Vistra Operations Co. LLC
5.125% 5/13/25 (a)	1,550,000	1,534,927
		11,755,179
Entertainment — 0.1%
Warnermedia Holdings, Inc.
4.279% 3/15/32	1,060,000	970,116
Food — 0.6%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.625% 1/15/32	2,300,000	1,971,726

	Principal Amount	Value
Smithfield Foods, Inc.
2.625% 9/13/31 (a)	$ 1,730,000	$ 1,338,063
3.000% 10/15/30 (a)	943,000	774,130
		4,083,919
Gas — 0.5%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,250,000	1,363,949
NiSource, Inc.
4.800% 2/15/44	1,035,000	945,451
5.800% 2/01/42	950,000	940,517
		3,249,917
Hand & Machine Tools — 0.3%
Regal Rexnord Corp.
6.050% 4/15/28 (a)	1,860,000	1,882,834
Health Care – Services — 0.4%
City of Hope
4.378% 8/15/48	1,050,000	894,253
HCA, Inc.
5.900% 6/01/53	1,470,000	1,506,828
		2,401,081
Insurance — 5.9%
Allianz SE 5 yr. CMT + 2.973%
3.500% VRN (a) (b)	4,200,000	3,723,975
Allstate Corp., (Acquired 11/30/18, Cost $2,909,256), 3 mo. USD Term SOFR + 3.200%
8.579% VRN 8/15/53 (d)	2,885,000	2,866,431
Ascot Group Ltd.
4.250% 12/15/30 (a)	1,990,000	1,602,601
Athene Global Funding
2.673% 6/07/31 (a)	2,505,000	2,054,839
AXIS Specialty Finance LLC 5 yr. CMT + 3.186%
4.900% VRN 1/15/40	1,315,000	1,092,930
Brighthouse Financial, Inc.
4.700% 6/22/47	1,350,000	1,072,983
Corebridge Financial, Inc. 5 yr. CMT + 3.846%
6.875% VRN 12/15/52	3,281,000	3,269,865
Enstar Finance LLC
HYB, 5 yr. CMT + 4.006% 5.500% VRN 1/15/42	1,110,000	940,104
5 yr. CMT + 5.468% 5.750% VRN 9/01/40	2,200,000	2,059,290
Enstar Group Ltd.
3.100% 9/01/31	326,000	265,848
Equitable Holdings, Inc. 5 yr. CMT + 4.736% 4.950% VRN (b)	885,000	842,139

The accompanying notes are an integral part of the financial statements.
105

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Global Atlantic Fin Co.
3.125% 6/15/31 (a)	$ 4,487,000	$ 3,675,945
5 yr. CMT + 3.796% 4.700% VRN 10/15/51 (a) (c)	3,060,000	2,622,709
Hanwha Life Insurance Co. Ltd. 5 yr. CMT + 1.850%
3.379% VRN 2/04/32 (a)	2,485,000	2,290,904
Hill City Funding Trust
4.046% 8/15/41 (a)	3,800,000	2,804,010
Liberty Mutual Group, Inc. 5 yr. CMT + 3.315%
4.125% VRN 12/15/51 (a)	1,381,000	1,157,140
MetLife Capital Trust IV
7.875% 12/15/67 (a)	725,000	778,706
Sammons Financial Group, Inc.
3.350% 4/16/31 (a)	3,805,000	3,053,406
4.450% 5/12/27 (a)	270,000	253,744
4.750% 4/08/32 (a)	805,000	705,914
USF&G Capital I
8.500% 12/15/45 (a)	885,000	1,020,293
		38,153,776
Investment Companies — 1.5%
ARES Capital Corp.
2.150% 7/15/26	1,850,000	1,686,411
7.000% 1/15/27	554,000	569,842
BlackRock TCP Capital Corp.
3.900% 8/23/24	1,316,000	1,295,013
Blackstone Private Credit Fund
1.750% 9/15/24	335,000	324,914
2.625% 12/15/26	3,425,000	3,102,597
Blue Owl Credit Income Corp.
4.700% 2/08/27	1,945,000	1,837,194
Golub Capital BDC, Inc.
2.500% 8/24/26	880,000	797,550
		9,613,521
Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125% 5/01/27 (a)	2,000,000	1,932,339
Charter Communications Operating LLC/Charter Communications Operating Capital
6.484% 10/23/45	1,485,000	1,459,182
Discovery Communications LLC
4.000% 9/15/55	1,210,000	860,965
Paramount Global
5.850% 9/01/43	850,000	765,044

	Principal Amount	Value
Time Warner Cable LLC
6.750% 6/15/39	$985,000	$976,949
		5,994,479
Oil & Gas — 2.0%
BP Capital Markets PLC 5 yr. CMT + 4.398% 4.875% VRN (b)	1,475,000	1,400,951
EQT Corp.
3.900% 10/01/27	835,000	798,800
7.000% STEP 2/01/30	1,795,000	1,926,466
Helmerich & Payne, Inc.
2.900% 9/29/31	1,625,000	1,366,241
Ovintiv, Inc.
6.500% 8/15/34	1,050,000	1,116,221
6.500% 2/01/38	545,000	562,125
7.100% 7/15/53	1,023,000	1,124,509
Patterson-UTI Energy, Inc.
3.950% 2/01/28	2,435,000	2,268,022
5.150% 11/15/29	1,225,000	1,168,523
Petroleos Mexicanos
5.350% 2/12/28	665,000	576,870
6.375% 1/23/45	595,000	387,690
6.500% 3/13/27	585,000	545,297
6.625% 6/15/35	140,000	107,372
		13,349,087
Oil & Gas Services — 0.2%
Nov, Inc.
3.950% 12/01/42	1,506,000	1,158,445
Pharmaceuticals — 1.3%
AbbVie, Inc.
4.700% 5/14/45	860,000	818,359
Cigna Group
4.800% 7/15/46	880,000	818,878
CVS Health Corp.
5.050% 3/25/48	455,000	425,565
5.875% 6/01/53	1,050,000	1,104,404
6.125% 9/15/39	560,000	594,721
CVS Pass-Through Trust
5.926% 1/10/34 (a)	863,488	874,728
7.507% 1/10/32 (a)	705,631	742,191
Utah Acquisition Sub, Inc.
3.950% 6/15/26	1,450,000	1,401,271
5.250% 6/15/46	2,325,000	1,936,062
		8,716,179
Pipelines — 1.5%
Energy Transfer LP 3 mo. USD LIBOR + 4.028%
9.669% VRN (b)	2,370,000	2,275,945

The accompanying notes are an integral part of the financial statements.
106

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
EnLink Midstream Partners LP
5.450% 6/01/47	$ 1,125,000	$ 981,563
Enterprise Products Operating LLC 3 mo. USD Term SOFR + 3.295%
5.250% VRN 8/16/77	2,475,000	2,366,122
Plains All American Pipeline LP 3 mo. USD Term SOFR + 4.372%
9.751% VRN (b)	2,345,000	2,265,856
Plains All American Pipeline LP/PAA Finance Corp. 4.700% 6/15/44	1,195,000	999,986
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	930,000	903,411
		9,792,883
Private Equity — 0.4%
Apollo Management Holdings LP 5 yr. CMT + 3.266%
4.950% VRN 1/14/50 (a)	1,505,000	1,417,725
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	710,000	504,968
KKR Group Finance Co. X LLC
3.250% 12/15/51 (a)	1,271,000	876,976
		2,799,669
Real Estate Investment Trusts (REITS) — 3.1%
Broadstone Net Lease LLC
2.600% 9/15/31	2,120,000	1,642,634
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	2,625,000	2,193,481
GLP Capital LP/GLP Financing II, Inc.
5.750% 6/01/28	1,050,000	1,059,429
Kimco Realty OP LLC
4.125% 12/01/46	710,000	544,937
4.450% 9/01/47	800,000	660,351
Omega Healthcare Investors, Inc.
3.375% 2/01/31	1,625,000	1,380,634
4.500% 4/01/27	608,000	583,280
Piedmont Operating Partnership LP
2.750% 4/01/32	1,035,000	719,187
Rexford Industrial Realty LP
2.125% 12/01/30	1,137,000	929,458
Service Properties Trust
4.950% 10/01/29	1,155,000	955,861
Spirit Realty LP
2.700% 2/15/32	550,000	460,727
3.200% 1/15/27	2,280,000	2,157,065
3.400% 1/15/30	190,000	172,983

	Principal Amount	Value
STORE Capital Corp.
4.500% 3/15/28	$ 2,075,000	$ 1,906,881
4.625% 3/15/29	1,700,000	1,567,779
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (a)	900,000	849,558
WEA Finance LLC
2.875% 1/15/27 (a)	2,420,000	2,152,773
		19,937,018
Retail — 0.2%
Advance Auto Parts, Inc.
5.950% 3/09/28	999,000	993,809
Software — 0.5%
Electronic Arts, Inc.
2.950% 2/15/51	1,100,000	777,796
Microsoft Corp.
2.921% 3/17/52	2,064,000	1,523,306
Oracle Corp.
6.900% 11/09/52	712,000	835,655
		3,136,757
Telecommunications — 1.7%
AT&T, Inc.
3.550% 9/15/55	5,153,000	3,704,890
British Telecommunications PLC
9.625% STEP 12/15/30	2,155,000	2,666,594
Sprint Capital Corp.
8.750% 3/15/32	2,250,000	2,777,092
T-Mobile USA, Inc.
6.000% 6/15/54	974,000	1,068,146
Vodafone Group PLC
4.250% 9/17/50	1,150,000	953,889
		11,170,611
Venture Capital — 0.7%
Hercules Capital, Inc.
2.625% 9/16/26	3,284,000	2,963,945
3.375% 1/20/27	1,745,000	1,587,799
		4,551,744
TOTAL CORPORATE DEBT (Cost $268,731,078)		250,865,519
Non-U.S. Government Agency Obligations — 24.1%
Commercial Mortgage-Backed Securities — 7.0%
Bank, Series 2020-BN30, Class MCDF, 2.918% VRN 12/15/53 (e)	2,100,000	1,192,450

The accompanying notes are an integral part of the financial statements.
107

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Benchmark Mortgage Trust
Series 2021-B23, Class 360B, 2.760% VRN 2/15/54 (a) (e)	$ 3,587,000	$ 2,436,429
Series 2021-B23, Class 360A, 2.760% VRN 2/15/54 (a) (e)	2,200,000	1,623,662
Series 2021-B25, Class 300C, 2.994% VRN 4/15/54 (a) (e)	2,500,000	1,780,295
BGME Trust
Series 2021-VR, Class D, 2.995% VRN 1/10/43 (a) (e)	2,800,000	2,116,378
Series 2021-VR, Class C, 2.995% VRN 1/10/43 (a) (e)	12,518,000	9,942,480
BX Commercial Mortgage Trust
Series 2019-XL, Class E, 1 mo. USD Term SOFR + 1.914% 7.276% FRN 10/15/36 (a)	1,469,650	1,459,546
Series 2021-SOAR, Class E, 1 mo. USD Term SOFR + 1.914% 7.277% FRN 6/15/38 (a)	1,763,969	1,722,063
BX Trust, Series 2023-LIFE, Class C
5.884% 2/15/28 (a)	1,100,000	1,053,513
COLEM Mortgage Trust, Series 2022-HLNE, Class D,
2.461% VRN 4/12/42 (a) (e)	1,600,000	1,271,136
COMM Mortgage Trust
Series 2012-CR4, Class B, 3.703% 10/15/45 (a)	1,060,000	619,745
Series 2014-UBS2, Class AM, 4.199% 3/10/47	1,375,000	1,363,660
Series 2015-CR23, Class C, 4.287% VRN 5/10/48 (e)	1,000,000	893,678
Series 2014-LC17, Class C, 4.538% VRN 10/10/47 (e)	2,908,000	2,703,791
DROP Mortgage Trust
Series 2021-FILE, Class C, 1 mo. USD Term SOFR + 2.364% 7.727% FRN 10/15/43 (a)	2,629,000	2,143,655
Series 2021-FILE, Class D, 1 mo. USD Term SOFR + 2.864% 8.227% FRN 10/15/43 (a)	908,000	683,043
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD Term SOFR + 2.364%
7.727% FRN 7/15/38 (a)	1,866,880	1,834,201
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD Term SOFR + 1.864% 7.227% FRN 8/15/38 (a)	2,581,344	2,440,543
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD Term SOFR + 1.864% 7.227% FRN 3/15/38 (a)	1,902,047	1,816,432

	Principal Amount	Value
MFT Mortgage Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	$919,000	$657,068
Series 2020-ABC, Class B, 3.477% VRN 2/10/42 (a) (e)	2,253,000	1,475,304
MHC Commercial Mortgage Trust, Series 2021-MHC, Class D, 1 mo. USD Term SOFR + 1.715%
7.077% FRN 4/15/38 (a)	1,475,986	1,450,148
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD Term SOFR + 2.214% 7.577% FRN 7/15/39 (a)	3,761,000	2,495,110
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class B
4.556% 6/16/51	400,000	361,724
		45,536,054
Other Asset-Backed Securities — 12.1%
AASET Trust, Series 2021-2A, Class B 3.538% 1/15/47 (a)	872,706	703,873
Anchorage Capital CLO 19 Ltd., Series 2021-19A, Class A, 3 mo. USD Term SOFR + 1.472%
6.866% FRN 10/15/34 (a)	2,000,000	1,999,276
Apidos CLO XLIV Ltd., Series 2023-44A, Class B, 3 mo. USD Term SOFR + 2.550%
7.930% FRN 4/26/35 (a)	1,750,000	1,754,832
Atrium XV, Series 15A, Class B, 3 mo. USD Term SOFR + 2.012%
7.424% FRN 1/23/31 (a)	1,190,000	1,189,561
Bain Capital Credit CLO Ltd., Series 2022-1A, Class A1, 3 mo. USD Term SOFR + 1.320%
6.715% FRN 4/18/35 (a)	750,000	746,563
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	145,459	142,241
Business Jet Securities LLC
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	153,684	146,859
Series 2021-1A, Class C, 5.067% 4/15/36 (a)	463,759	437,429
Carlyle US CLO Ltd., Series 2021-6A, Class B, 3 mo. USD Term SOFR + 1.962% 7.356% FRN 7/15/34 (a)	1,400,000	1,396,531

The accompanying notes are an integral part of the financial statements.
108

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CARS-DB4 LP
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	$453,084	$410,798
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	392,942	330,756
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD Term SOFR + 1.242%
6.657% FRN 4/20/31 (a)	737,722	737,576
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A1, 3 mo. USD Term SOFR + 1.482%
6.876% FRN 10/15/36 (a)	2,000,000	1,994,054
Eaton Vance CLO Ltd.
Series 2020-2A, Class BR, 3 mo. USD Term SOFR + 1.962% 7.356% FRN 1/15/35 (a)	1,400,000	1,396,312
Series 2018-1A, Class B, 3 mo. USD Term SOFR + 2.012% 7.406% FRN 10/15/30 (a)	1,700,000	1,697,574
Series 2020-1A, Class CR, 3 mo. USD Term SOFR + 2.312% 7.706% FRN 10/15/34 (a)	350,000	346,681
Elmwood CLO III Ltd., Series 2019-3A, Class BR, 3 mo. USD Term SOFR + 1.912% 7.327% FRN 10/20/34 (a)	350,000	349,979
Flexential Issuer
Series 2021-1A, Class B, 3.720% 11/27/51 (a)	4,000,000	3,473,983
Series 2021-1A, Class C, 6.930% 11/27/51 (a)	4,000,000	3,293,560
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-11A, Class A, 3 mo. USD Term SOFR + 1.392% 6.807% FRN 10/20/34 (a)	1,000,000	999,961
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	1,512,090	1,294,378
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	395,993	363,086
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	657,642	594,328
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD Term SOFR + 1.962% 7.377% FRN 1/20/31 (a)	1,290,000	1,285,844
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	337,968	304,287

	Principal Amount	Value
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	$381,241	$331,351
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	111,128	97,755
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	434,391	396,458
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	89,338	80,683
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	671,432	631,383
Invesco CLO Ltd., Series 2021-3A, Class B, 3 mo. USD Term SOFR + 1.912% 7.324% FRN 10/22/34 (a)	2,000,000	1,988,660
KKR CLO 28 Ltd., Series 28A, Class A, 3 mo. USD Term SOFR + 1.402% 6.786% FRN 3/15/31 (a)	826,768	826,897
KKR CLO 36 Ltd., Series 36A, Class C, 3 mo. USD Term SOFR + 2.412% 7.806% FRN 10/15/34 (a)	500,000	492,259
KREF Ltd.
Series 2021-FL2, Class B, 1 mo. USD Term SOFR + 1.764% 7.126% FRN 2/15/39 (a)	2,900,000	2,736,568
Series 2021-FL2, Class C, 1 mo. USD Term SOFR + 2.114% 7.476% FRN 2/15/39 (a)	5,000,000	4,627,653
Series 2021-FL2, Class D, 1 mo. USD Term SOFR + 2.314% 7.676% FRN 2/15/39 (a)	4,100,000	3,657,210
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	1,611,004	1,369,405
Madison Park Funding XXIX Ltd., Series 2018-29A, Class C, 3 mo. USD Term SOFR + 2.462%
7.857% FRN 10/18/30 (a)	620,000	620,007
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3 mo. USD Term SOFR + 1.862%
7.256% FRN 7/15/30 (a)	1,665,000	1,662,831
Madison Park Funding XXXII Ltd., Series 2018-32A, Class CR, 3 mo. USD Term SOFR + 2.262%
7.674% FRN 1/22/31 (a)	1,000,000	993,595
Mariner Finance Issuance Trust
Series 2021-AA, Class B, 2.330% 3/20/36 (a)	1,336,000	1,178,044
Series 2021-AA, Class C, 2.960% 3/20/36 (a)	637,000	545,627

The accompanying notes are an integral part of the financial statements.
109

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Mosaic Solar Loan Trust, Series 2018-1A, Class A
4.010% 6/22/43 (a)	$148,036	$135,854
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (a)	135,285	127,325
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD Term SOFR + 1.912%
7.306% FRN 7/15/34 (a)	1,800,000	1,799,903
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2015-45A, Class B, 3 mo. USD Term SOFR + 1.912% 7.306% FRN 10/14/35 (a)	1,350,000	1,346,587
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (a)	2,260,000	2,106,666
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A5 3.390% 11/20/50 (a)	1,199,500	1,054,174
OCP CLO Ltd., Series 2018-15A, Class A1, 3 mo. USD Term SOFR + 1.362% 6.777% FRN 7/20/31 (a)	247,497	247,501
Oxford Finance Funding LLC, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	306,248	298,711
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD Term SOFR + 2.112% 7.527% FRN 10/20/34 (a)	450,000	440,308
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD Term SOFR + 1.432% 6.822% FRN 10/30/34 (a)	1,000,000	999,933
Rockford Tower CLO Ltd., Series 2019-1A, Class B1R, 3 mo. USD Term SOFR + 1.812%
7.227% FRN 4/20/34 (a)	1,500,000	1,477,419
RR 19 Ltd., Series 2021-19A, Class A1, 3 mo. USD Term SOFR + 1.402% 6.796% FRN 10/15/35 (a)	1,000,000	999,290
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD Term SOFR + 1.352% 6.746% FRN 1/15/30 (a)	1,968,977	1,968,948
RR 7 Ltd., Series 2019-7A, Class A2B, 3 mo. USD Term SOFR + 1.850% 7.244% FRN 1/15/37 (a)	750,000	743,635

	Principal Amount	Value
RRX 6 Ltd., Series 2021-6A, Class A2, 3 mo. USD Term SOFR + 2.012% 7.406% FRN 1/15/37 (a)	$500,000	$499,978
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D 3.170% 11/20/37 (a)	480,040	441,729
Silver Point CLO 2 Ltd., Series 2023-2A, Class A1, 3 mo. USD Term SOFR + 2.250% 7.666% FRN 4/20/35 (a)	1,500,000	1,509,952
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD Term SOFR + 2.562% 7.929% FRN 8/18/31 (a)	1,170,000	1,154,295
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD Term SOFR + 1.314% 6.670% FRN 11/25/35 (a)	921,205	907,376
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	43,459	42,307
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	389,298	367,590
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,641,532	1,434,293
THL Credit Wind River CLO Ltd., Series 2018-2A, Class B, 3 mo. USD Term SOFR + 2.012%
7.406% FRN 7/15/30 (a)	1,150,000	1,144,850
Thrust Engine Leasing DAC
Series 2021-1A, Class A, 4.163% 7/15/40 (a)	2,405,195	2,066,989
Series 2021-1A, Class B, 6.121% 7/15/40 (a)	1,149,080	895,283
Series 2021-1A, Class C, 7.386% 7/15/40 (a)	611,302	454,234
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD Term SOFR + 1.912% 7.327% FRN 10/20/32 (a)	1,000,000	987,015
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	1,577,724	1,471,486
Voya CLO Ltd., Series 2021-3A, Class B, 3 mo. USD Term SOFR + 1.862% 7.277% FRN 1/20/35 (a)	500,000	495,972

The accompanying notes are an integral part of the financial statements.
110

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
WAVE Trust, Series 2017-1A, Class C 6.656% 11/15/42 (a)	$2,287,192	$283,886
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	899,341	773,730
Wind River CLO Ltd., Series 2016-2A, Class BR, 3 mo. USD Term SOFR + 2.062% 7.439% FRN 11/01/31 (a)	900,000	897,760
		79,201,687
Student Loans Asset-Backed Securities — 2.4%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,160,652	1,060,973
Series 2019-A, Class C, 4.460% 12/28/48 (a)	773,964	706,833
Edsouth Indenture No. 8 LLC, Series 2014-4, Class B, 30 day USD SOFR Average + 1.614%
6.952% FRN 6/25/48 (a)	1,200,000	1,205,432
Edsouth Indenture No. 9 LLC, Series 2015-1, Class B, 30 day USD SOFR Average + 1.614%
6.952% FRN 10/25/56 (a)	1,100,000	1,068,112
Educational Funding of the South, Inc., Series 2011-1, Class B, 90 day USD SOFR Average + 3.962%
9.296% FRN 4/25/46	625,000	628,079
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A 3.580% 11/25/38 (a)	490,139	467,089
Higher Education Funding I
Series 2004-1, Class B2, 0.000% FRN 1/01/44 (a) (e)	450,000	387,121
Series 2004-1, Class B1, 4.161% FRN 1/01/44 (a) (e)	450,000	387,136
Nelnet Student Loan Trust
Series 2005-4, Class A4R1, 1.658% FRN 3/22/32 (e)	110,000	109,069
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,150,000	1,657,762
Series 2019-1A, Class B, 30 day USD SOFR Average + 1.514% 6.852% FRN 4/25/67 (a)	3,250,000	3,089,888
SLM Student Loan Trust
Series 2006-5, Class B, 90 day USD SOFR Average + 0.472% 5.806% FRN 10/25/40	1,454,838	1,350,140
Series 2005-6, Class B, 90 day USD SOFR Average + 0.552% 5.886% FRN 1/25/44	1,115,640	1,035,090

	Principal Amount	Value
SoFi Alternative Trust, Series 2019-C, Class PT, 5.669% VRN 1/25/45 (a) (e)	$1,537,508	$1,487,546
SoFi Professional Loan Program LLC, Series 2017-C, Class C,
4.210% VRN 7/25/40 (a) (e)	990,000	924,757
		15,565,027
Whole Loan Collateral Collateralized Mortgage Obligations — 2.4%
Banc of America Mortgage Trust, Series 2004-G, Class 2A7,
5.275% VRN 8/25/34 (e)	4,982	4,788
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class M1,
2.317% VRN 4/25/66 (a) (e)	1,330,000	817,499
Flagstar Mortgage Trust, Series 2021-6INV, Class A18, 2.500% VRN 8/25/51 (a) (e)	3,569,139	2,841,369
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A2,
2.500% VRN 2/25/52 (a) (e)	1,976,460	1,621,624
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A4,
2.500% VRN 6/25/51 (a) (e)	2,324,746	1,853,622
NMLT Trust, Series 2021-INV1, Class M1, 2.711% VRN 5/25/56 (a) (e)	5,400,000	3,533,141
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (a) (e)	2,448,000	1,646,603
Verus Securitization Trust
Series 2021-3, Class M1, 2.397% VRN 6/25/66 (a) (e)	3,640,000	2,342,573
Series 2021-R3, Class M1, 2.411% VRN 4/25/64 (a) (e)	1,147,000	903,020
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-1, Class A1, 3.932% VRN 11/25/48 (a) (e)	37,799	35,655
		15,599,894
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.2%
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A4,
2.500% VRN 2/25/52 (a) (e)	1,312,699	1,046,672
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $181,279,200)		156,949,334

The accompanying notes are an integral part of the financial statements.
111

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Sovereign Debt Obligation — 0.2%
Mexico Government International Bond 4.750% 3/08/44	$1,652,000	$1,418,288
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,645,760)		1,418,288
U.S. Government Agency Obligations and Instrumentalities (f) — 28.6%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 2178, Class PB 7.000% 8/15/29	11,875	12,170
Pass-Through Securities — 28.6%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	2,047,944	1,692,174
Pool #RA4255 2.000% 1/01/51	4,188,889	3,466,428
Pool #RA5576 2.500% 7/01/51	7,454,841	6,421,279
Pool #SD0905 3.000% 3/01/52	3,277,337	2,912,025
Pool #J13972 3.500% 1/01/26	4,216	4,154
Pool #C91344 3.500% 11/01/30	32,923	32,109
Pool #C91424 3.500% 1/01/32	20,557	20,010
Pool #RA2483 3.500% 6/01/50	3,520,924	3,259,686
Pool #SD1523 4.000% 8/01/52	5,050,450	4,824,802
Pool #SD1603 4.000% 9/01/52	3,132,397	2,965,037
Pool #C91239 4.500% 3/01/29	1,527	1,518
Pool #C91251 4.500% 6/01/29	10,527	10,466
Pool #C90939 5.500% 12/01/25	3,306	3,322
Pool #D97258 5.500% 4/01/27	1,318	1,325
Pool #C91026 5.500% 4/01/27	7,947	7,985
Pool #C91074 5.500% 8/01/27	832	836
Pool #D97417 5.500% 10/01/27	5,525	5,565
Pool #C91128 5.500% 12/01/27	576	580
Pool #C91148 5.500% 1/01/28	18,807	18,926
Pool #C91176 5.500% 5/01/28	7,243	7,308
Pool #C91217 5.500% 11/01/28	2,932	2,955
Pool #SD4364 5.500% 10/01/53	5,471,889	5,525,253
Federal National Mortgage Association
Pool #CB0414 2.500% 5/01/51	6,114,251	5,232,160
Pool #FM8596 2.500% 9/01/51	1,961,365	1,687,596
Pool #FM9104 2.500% 10/01/51	5,671,359	4,877,975
Pool #FM9227 2.500% 10/01/51	4,201,530	3,604,574
Pool #FS3035 2.500% 4/01/52	8,735,607	7,531,299
Pool #MA3029 3.000% 6/01/32	969,417	929,856
Pool #MA3090 3.000% 8/01/32	397,540	380,944
Pool #AO8180 3.000% 9/01/42	9,257	8,521
Pool #AR1975 3.000% 12/01/42	13,316	12,260
Pool #AP8668 3.000% 12/01/42	71,407	65,671

	Principal Amount	Value
Pool #AB7401 3.000% 12/01/42	$47,981	$44,181
Pool #AB7397 3.000% 12/01/42	59,487	54,738
Pool #AR5391 3.000% 1/01/43	15,427	14,177
Pool #AR0306 3.000% 1/01/43	3,761	3,462
Pool #AR4109 3.000% 2/01/43	52,370	48,142
Pool #AL3215 3.000% 2/01/43	47,086	43,298
Pool #MA1368 3.000% 3/01/43	91,647	84,276
Pool #AB8809 3.000% 3/01/43	24,260	22,323
Pool #AT0169 3.000% 3/01/43	108,259	99,484
Pool #AR4432 3.000% 3/01/43	22,238	20,442
Pool #AR2174 3.000% 4/01/43	90,180	82,877
Pool #FS1075 3.000% 3/01/52	3,317,261	2,966,055
Pool #CB3304 3.000% 4/01/52	5,105,610	4,565,067
Pool #CB3305 3.000% 4/01/52	6,063,600	5,402,683
Pool #AS1304 3.500% 12/01/28	334,503	327,535
Pool #MA1356 3.500% 2/01/43	3,366,100	3,160,199
Pool #CA6096 3.500% 6/01/50	3,948,062	3,636,625
Pool #FM4017 3.500% 8/01/50	267,851	247,894
Pool #CB3842 3.500% 6/01/52	9,937,410	9,174,474
Pool #AA3980 4.500% 4/01/28	11,445	11,329
Pool #CA1909 4.500% 6/01/48	1,816,000	1,791,814
Pool #CB3866 4.500% 6/01/52	5,737,237	5,598,076
Pool #CB4129 4.500% 7/01/52	4,976,904	4,832,856
Pool #AD6437 5.000% 6/01/40	164,267	167,450
Pool #AD6996 5.000% 7/01/40	1,081,244	1,102,741
Pool #AL8173 5.000% 2/01/44	384,000	391,673
Pool #775539 Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.641% 5.391% FRN 5/01/34	10,803	10,975
Pool #AD0836 5.500% 11/01/28	15,622	15,696
Government National Mortgage Association
Pool #491089 7.000% 12/15/28	1,747	1,749
Pool #480539 7.000% 4/15/29	54	55
Pool #488634 7.000% 5/15/29	1,196	1,227
Pool #500928 7.000% 5/15/29	2,115	2,181
Pool #510083 7.000% 7/15/29	115	119
Pool #493723 7.000% 8/15/29	1,591	1,645
Pool #581417 7.000% 7/15/32	2,807	2,879
Government National Mortgage Association II
Pool #8746 1 yr. CMT + 1.500% 2.750% FRN 11/20/25	587	577
Pool #80136 1 yr. CMT + 1.500% 2.750% FRN 11/20/27	236	231
Pool #MA6038 3.000% 7/20/49	1,931,297	1,762,835
Pool #MA6283 3.000% 11/20/49	3,503,472	3,192,400
Pool #MA6409 3.000% 1/20/50	3,614,903	3,306,081
Pool #MA4321 3.500% 3/20/47	2,156,451	2,034,136

The accompanying notes are an integral part of the financial statements.
112

MML Managed Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II, TBA
2.500% 1/20/54 (g)	$13,050,000	$11,431,393
3.000% 1/20/54 (g)	9,125,000	8,266,962
3.500% 1/20/54 (g)	5,770,000	5,374,398
4.500% 1/20/54 (g)	2,000,000	1,952,537
Uniform Mortgage-Backed Security, TBA
2.000% 1/01/54 (g)	6,925,000	5,662,377
2.500% 1/01/54 (g)	6,750,000	5,749,102
3.000% 1/01/54 (g)	7,525,000	6,660,800
3.500% 1/01/54 (g)	2,000,000	1,835,938
4.000% 1/01/54 (g)	4,650,000	4,400,787
4.500% 1/01/54 (g)	1,975,000	1,916,058
5.000% 1/01/54 (g)	10,300,000	10,196,995
5.500% 1/01/54 (g)	13,400,000	13,465,960
		186,654,563
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $193,665,763)		186,666,733
U.S. Treasury Obligations — 8.2%
U.S. Treasury Bonds & Notes — 8.2%
U.S. Treasury Bonds
2.250% 8/15/49 (h)	17,200,000	12,035,153
U.S. Treasury Notes
0.250% 10/31/25	38,500,000	35,765,241
1.375% 10/31/28	6,300,000	5,607,039
		53,407,433
TOTAL U.S. TREASURY OBLIGATIONS (Cost $52,588,817)		53,407,433
TOTAL BONDS & NOTES (Cost $697,910,618)		649,307,307
TOTAL LONG-TERM INVESTMENTS (Cost $697,910,618)		649,307,307
Short-Term Investments — 11.1%
Commercial Paper — 10.7%
Alimentation Couche-Tard, Inc.
5.774% 1/18/24 (a)	9,000,000	8,972,022
Avangrid, Inc.
5.590% 1/12/24 (a)	9,000,000	8,980,281
DENTSPLY SIRONA, Inc.
5.814% 1/04/24 (a)	6,000,000	5,994,571

	Principal Amount	Value
Dominion Energy South Carolina, Inc.
5.741% 1/17/24	$2,000,000	$1,994,122
Dominion Energy, Inc.
5.800% 2/07/24	7,000,000	6,956,755
L3Harris Technologies, Inc.
5.824% 1/16/24 (a)	10,000,000	9,972,445
Spire, Inc.
5.766% 1/30/24 (a)	6,000,000	5,970,119
Tampa Electric Co.
5.757% 1/18/24 (a)	11,000,000	10,967,360
VW Credit, Inc.
5.858% 1/18/24 (a)	10,000,000	9,969,302
		69,776,977
	Number of Shares
Investment of Cash Collateral from Securities Loaned — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (i)	637,775	637,775

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (j)	$1,893,350	1,893,350
TOTAL SHORT-TERM INVESTMENTS (Cost $72,335,875)		72,308,102
TOTAL INVESTMENTS — 110.7%
(Cost $770,246,493) (k)		721,615,409
Other Assets/ (Liabilities) — (10.7)%		(69,506,056)
NET ASSETS — 100.0%		$652,109,353

Abbreviation Legend

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
IBOR	InterBank Offered Rate
ICE	Inter-Continental Exchange
LIBOR	London InterBank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.
113

MML Managed Bond Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $294,202,690 or 45.12% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $624,857 or 0.10% of net assets. (Note 2).
(d)
Restricted security. Certain securities are restricted to resale. At December 31, 2023, these securities amounted to a value of $2,866,431 or 0.44% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)
Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2023.

(f)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(i)	Represents investment of security lending cash collateral. (Note 2).
(j)
Maturity value of $1,893,686. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,931,246.

(k)	See Note 6 for aggregate cost for federal tax purposes.
Country weightings, as a percentage of net assets, is as follows:

United States	82.5%
Cayman Islands	5.5%
United Kingdom	3.0%
Canada	1.7%
Ireland	1.4%
France	1.3%
Australia	0.9%
Switzerland	0.6%
Netherlands	0.6%
Germany	0.6%
Mexico	0.5%
Bermuda	0.4%
Republic of Korea	0.4%
Sweden	0.2%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
114

MML Managed Bond Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Long Bond	3/19/24	143	$ 16,659,760	$ 1,206,303
U.S. Treasury Ultra Bond	3/19/24	223	27,067,383	2,724,023
U.S. Treasury Note 2 Year	3/28/24	139	28,357,838	264,217
U.S. Treasury Note 5 Year	3/28/24	301	32,002,732	738,073
				$4,932,616
Short
U.S. Treasury Ultra 10 Year	3/19/24	9	$(1,010,432)	$(51,709)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	USD	110,000,000	$ (2,137,630)	$ (1,577,287)	$ (560,343)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 3.965%	Annually	6/23/25	USD	50,000,000	$ (312,912)	$ —	$ (312,912)
12-Month USD SOFR	Annually	Fixed 3.815%	Annually	6/30/25	USD	49,000,000	(405,508)	—	(405,508)
12-Month USD SOFR	Annually	Fixed 3.749%	Annually	7/14/25	USD	49,141,000	(444,581)	—	(444,581)
12-Month USD SOFR	Annually	Fixed 3.618%	Annually	8/07/25	USD	49,472,000	(529,831)	—	(529,831)
Fixed 3.293%	Annually	12-Month USD SOFR	Annually	6/23/33	USD	11,000,000	141,176	—	141,176
Fixed 3.223%	Annually	12-Month USD SOFR	Annually	6/30/33	USD	11,210,000	207,154	—	207,154
Fixed 3.086%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	11,165,000	330,578	—	330,578
Fixed 3.107%	Annually	12-Month USD SOFR	Annually	8/07/33	USD	11,000,000	309,469	—	309,469
							$(704,455)	$ —	$(704,455)

†
Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
115

MML Short-Duration Bond Fund — Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Bonds & Notes — 82.0%
Corporate Debt — 44.5%
Agriculture — 0.6%
BAT Capital Corp.
4.700% 4/02/27	$ 315,000	$ 311,790
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	400,000	393,350
		705,140
Apparel — 0.1%
Tapestry, Inc.
7.000% 11/27/26	97,000	100,558
Auto Manufacturers — 1.5%
Ford Motor Credit Co. LLC
2.300% 2/10/25	645,000	620,278
General Motors Financial Co., Inc.
5.800% 1/07/29	305,000	312,125
Hyundai Capital America
6.100% 9/21/28 (a)	305,000	316,936
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (a)	685,000	615,893
		1,865,232
Auto Parts & Equipment — 0.2%
LG Energy Solution Ltd.
5.625% 9/25/26 (a)	250,000	252,551
Banks — 10.0%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	625,000	612,413
1 yr. CMT + 1.550% 6.575% VRN 10/13/26 (a)	300,000	304,910
ANB Sukuk Ltd. 5 yr. CMT + 2.974% 3.326% VRN
10/28/30 (a)	650,000	618,665
Bank Mandiri Persero Tbk. PT
5.500% 4/04/26 (a)	384,000	384,765
Bank of America Corp.
Secured Overnight Financing Rate + 0.960% 1.734% VRN 7/22/27	265,000	242,780
3.950% 4/21/25	178,000	174,982
Barclays PLC
5.200% 5/12/26	1,055,000	1,048,160
BPCE SA
4.625% 7/11/24 (a)	200,000	197,818
Secured Overnight Financing Rate + 1.98% 6.612% VRN 10/19/27 (a)	500,000	514,514

	Principal Amount	Value
Credit Agricole SA Secured Overnight Financing Rate + 1.860% 6.316% VRN
10/03/29 (a)	$ 375,000	$ 392,760
Danske Bank AS 1 yr. CMT + 0.730% 1.549% VRN 9/10/27 (a) (b)	485,000	437,505
1 yr. CMT + 2.100% 6.466% VRN 1/09/26 (a)	275,000	276,950
Deutsche Bank AG Secured Overnight Financing Rate + 1.219% 2.311% VRN 11/16/27	430,000	393,188
HSBC Holdings PLC Secured Overnight Financing Rate + 1.430% 2.999% VRN 3/10/26	430,000	416,910
Secured Overnight Financing Rate + 3.350% 7.390% VRN 11/03/28	310,000	332,177
Huntington Bancshares, Inc. Secured Overnight Financing Rate + 2.020% 6.208% VRN 8/21/29	310,000	319,650
ING Groep NV Secured Overnight Financing Rate + 1.560% 6.083% VRN 9/11/27	305,000	311,254
JP Morgan Chase & Co Secured Overnight Financing Rate + 0.765% 1.470% VRN 9/22/27	445,000	403,175
Lloyds Banking Group PLC 1 yr. CMT + 1.700%
5.871% VRN 3/06/29	325,000	332,870
Macquarie Group Ltd. Secured Overnight Financing Rate + 1.069% 1.340% VRN 1/12/27 (a)	845,000	776,333
Morgan Stanley Secured Overnight Financing Rate + 1.610% 4.210% VRN 4/20/28	245,000	239,467
4.350% 9/08/26	400,000	392,546
Natwest Group PLC 1 yr. CMT + 0.900% 1.642% VRN 6/14/27	345,000	315,016
Santander UK Group Holdings PLC Secured Overnight Financing Rate + 1.220% 2.469% VRN 1/11/28	370,000	337,174
Societe Generale SA 1 yr. CMT + 1.100% 1.488% VRN 12/14/26 (a)	525,000	483,203
1 yr. CMT + 1.300% 2.797% VRN 1/19/28 (a)	200,000	184,188

The accompanying notes are an integral part of the financial statements.
116

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Synovus Bank
5.625% 2/15/28	$ 273,000	$262,297
Truist Financial Corp. Secured Overnight Financing Rate + 2.446% 7.161% VRN 10/30/29	305,000	329,410
UBS Group AG
Secured Overnight Financing Rate + 0.980% 1.305% VRN 2/02/27 (a)	450,000	411,852
1 yr. CMT + 1.080% 1.364% VRN 1/30/27 (a)	400,000	366,769
Wells Fargo & Co. Secured Overnight Financing Rate + 1.740% 5.574% VRN 7/25/29	310,000	316,531
		12,130,232
Beverages — 0.6%
Bacardi Ltd.
4.450% 5/15/25 (a)	378,000	372,667
JDE Peet's NV
1.375% 1/15/27 (a)	407,000	365,733
		738,400
Chemicals — 2.7%
Celanese US Holdings LLC
1.400% 8/05/26	250,000	227,816
6.165% 7/15/27	200,000	205,071
6.350% 11/15/28	305,000	319,858
International Flavors & Fragrances, Inc.
1.832% 10/15/27 (a)	400,000	350,513
MEGlobal Canada ULC
5.000% 5/18/25 (a)	450,000	444,330
Orbia Advance Corp. SAB de CV
1.875% 5/11/26 (a)	657,000	603,156
Syngenta Finance NV
4.892% 4/24/25 (a)	335,000	330,377
Yara International ASA
3.800% 6/06/26 (a)	325,000	313,693
4.750% 6/01/28 (a)	450,000	438,974
		3,233,788
Commercial Services — 0.7%
Triton Container International Ltd.
2.050% 4/15/26 (a)	950,000	868,808
Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% 10/29/26	405,000	374,998
6.500% 7/15/25	300,000	303,801
Aircastle Ltd.
4.125% 5/01/24	740,000	734,162

	Principal Amount	Value
Antares Holdings LP
2.750% 1/15/27 (a)	$ 310,000	$274,632
3.950% 7/15/26 (a)	605,000	562,688
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	800,000	771,628
4.250% 4/15/26 (a)	250,000	241,454
BGC Group, Inc.
4.375% 12/15/25	505,000	484,644
Charles Schwab Corp.
5.875% 8/24/26	300,000	307,694
Secured Overnight Financing Rate + 1.878% 6.196% VRN 11/17/29	285,000	298,864
LeasePlan Corp. NV
2.875% 10/24/24 (a)	280,000	273,620
REC Ltd.
2.250% 9/01/26 (a)	400,000	369,108
		4,997,293
Electric — 1.8%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	260,000	235,818
Ameren Corp.
5.700% 12/01/26	147,000	150,320
Enel Finance International NV
1.375% 7/12/26 (a)	620,000	564,727
4.625% 6/15/27 (a)	377,000	373,033
Pacific Gas & Electric Co.
4.950% 6/08/25	380,000	377,507
Pennsylvania Electric Co.
5.150% 3/30/26 (a)	226,000	225,636
Sempra
5.400% 8/01/26	310,000	314,059
		2,241,100
Electronics — 0.2%
Jabil, Inc.
4.250% 5/15/27	285,000	277,593
Entertainment — 0.3%
Warnermedia Holdings, Inc.
3.638% 3/15/25	325,000	317,947
Food — 1.6%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
2.500% 1/15/27	860,000	791,424
Sigma Alimentos SA de CV
4.125% 5/02/26 (a)	450,000	438,712
Smithfield Foods, Inc.
4.250% 2/01/27 (a)	775,000	742,059
		1,972,195

The accompanying notes are an integral part of the financial statements.
117

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.6%
Suzano International Finance BV
4.000% 1/14/25	$ 700,000	$ 684,390
Hand & Machine Tools — 0.5%
Regal Rexnord Corp.
6.050% 2/15/26 (a)	325,000	328,592
6.050% 4/15/28 (a)	300,000	303,683
		632,275
Health Care – Services — 0.3%
HCA, Inc.
5.200% 6/01/28	315,000	318,232
Home Builders — 0.3%
Toll Brothers Finance Corp.
4.875% 3/15/27	375,000	372,823
Housewares — 0.2%
Newell Brands, Inc.
6.375% 9/15/27 (b)	200,000	198,568
Insurance — 3.2%
Athene Global Funding
1.730% 10/02/26 (a)	445,000	401,949
2.500% 1/14/25 (a)	420,000	404,560
3.205% 3/08/27 (a)	212,000	194,540
CNO Global Funding
1.750% 10/07/26 (a)	714,000	644,935
Corebridge Financial, Inc.
3.650% 4/05/27	235,000	226,000
GA Global Funding Trust
2.250% 1/06/27 (a)	685,000	621,799
Lincoln National Corp., (Acquired 4/19/23, Cost $310,303), 3.800% 3/01/28 (b) (c)	350,000	335,951
Sammons Financial Group, Inc.
4.450% 5/12/27 (a)	1,140,000	1,071,365
		3,901,099
Internet — 0.3%
Expedia Group, Inc.
4.625% 8/01/27	309,000	307,590
Investment Companies — 2.7%
ARES Capital Corp.
3.875% 1/15/26	535,000	513,949
BlackRock TCP Capital Corp.
3.900% 8/23/24	163,000	160,401
Blackstone Private Credit Fund
2.625% 12/15/26	490,000	443,875
2.700% 1/15/25	325,000	313,475
Blue Owl Credit Income Corp.
4.700% 2/08/27	500,000	472,286

	Principal Amount	Value
Golub Capital BDC, Inc.
2.500% 8/24/26	$ 270,000	$244,703
3.375% 4/15/24	330,000	327,430
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.750% 9/15/24	445,000	442,289
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	410,000	402,584
		3,320,992
Lodging — 0.7%
Las Vegas Sands Corp.
3.200% 8/08/24	875,000	858,014
Machinery – Construction & Mining — 0.5%
Weir Group PLC
2.200% 5/13/26 (a)	680,000	632,181
Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125% 5/01/27 (a)	350,000	338,160
Paramount Global
3.700% 6/01/28	350,000	323,430
		661,590
Mining — 0.8%
Alcoa Nederland Holding BV
6.125% 5/15/28 (a)	395,000	397,274
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT
4.750% 5/15/25 (a)	550,000	543,125
		940,399
Oil & Gas — 1.9%
EQT Corp.
6.125% STEP 2/01/25	360,000	361,602
Ovintiv, Inc.
5.375% 1/01/26	275,000	275,005
5.650% 5/15/28	320,000	326,509
Parkland Corp.
5.875% 7/15/27 (a)	193,000	192,221
Patterson-UTI Energy, Inc.
3.950% 2/01/28	685,000	638,027
Ras Laffan Liquefied Natural Gas Co. Ltd. 3
5.838% 9/30/27 (a)	518,550	526,800
		2,320,164
Pharmaceuticals — 1.8%
Bayer US Finance II LLC
4.375% 12/15/28 (a)	325,000	308,828

The accompanying notes are an integral part of the financial statements.
118

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CVS Health Corp.
5.000% 1/30/29	$ 325,000	$ 330,963
Hikma Finance USA LLC
3.250% 7/09/25 (a)	675,000	645,705
Viatris, Inc.
2.300% 6/22/27	1,025,000	929,603
		2,215,099
Pipelines — 1.9%
Columbia Pipelines Holding Co. LLC
6.055% 8/15/26 (a)	280,000	286,617
Energy Transfer LP
4.950% 6/15/28	975,000	971,185
Harvest Midstream I LP
7.500% 9/01/28 (a)	234,000	232,615
ONEOK, Inc.
5.550% 11/01/26	148,000	150,604
Plains All American Pipeline LP/PAA Finance Corp.
4.500% 12/15/26	90,000	88,838
4.650% 10/15/25	560,000	553,940
		2,283,799
Real Estate Investment Trusts (REITS) — 2.1%
CubeSmart LP
2.250% 12/15/28	390,000	344,373
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	335,000	279,930
GLP Capital LP/GLP Financing II, Inc.
5.375% 4/15/26	348,000	345,849
Omega Healthcare Investors, Inc.
4.750% 1/15/28	779,000	748,840
SBA Tower Trust
1.884% 7/15/50 (a)	287,000	266,268
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (a)	325,000	306,785
Vornado Realty LP
2.150% 6/01/26	310,000	279,523
		2,571,568
Retail — 0.4%
Advance Auto Parts, Inc.
5.900% 3/09/26	144,000	143,514
Nordstrom, Inc.
2.300% 4/08/24	268,000	264,339
4.000% 3/15/27	86,000	80,112
		487,965

	Principal Amount	Value
Telecommunications — 0.8%
Sprint Capital Corp.
6.875% 11/15/28	$ 310,000	$335,894
Tower Bersama Infrastructure Tbk. PT
4.250% 1/21/25 (a)	645,000	631,290
		967,184
Venture Capital — 0.6%
Hercules Capital, Inc.
2.625% 9/16/26	560,000	505,423
3.375% 1/20/27	270,000	245,677
		751,100
TOTAL CORPORATE DEBT (Cost $56,027,207)		54,125,869
Non-U.S. Government Agency Obligations — 35.3%
Auto Floor Plan Asset-Backed Securities — 0.3%
Ford Credit Floorplan Master Owner Trust A, Series 2023-1, Class B 5.310% 5/15/28 (a)	400,000	395,589
Automobile Asset-Backed Securities — 2.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C 3.150% 3/20/26 (a)	1,083,000	1,047,959
Carmax Auto Owner Trust, Series 2021-4, Class D 1.480% 3/15/28	250,000	227,717
Carvana Auto Receivables Trust
Series 2021-N1, Class D, 1.500% 1/10/28	254,582	239,468
Series 2021-P3, Class D, 2.250% 9/11/28	855,000	744,954
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	215,000	210,583
		2,470,681
Commercial Mortgage-Backed Securities — 5.4%
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class CMP, 3.895% VRN 11/05/32 (a) (d)	370,000	324,386
Series 2019-BPR, Class DMP, 3.895% VRN 11/05/32 (a) (d)	450,000	384,373
BHMS Mortgage Trust,
Series 2018-ATLS, Class B, 1 mo. USD Term SOFR + 1.797%
7.159% FRN 7/15/35 (a)	500,000	490,847

The accompanying notes are an integral part of the financial statements.
119

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2019-XL, Class E, 1 mo. USD Term SOFR + 1.914% 7.276% FRN 10/15/36 (a)	$ 268,600	$266,753
Series 2021-SOAR, Class E, 1 mo. USD Term SOFR + 1.914% 7.277% FRN 6/15/38 (a)	303,588	296,376
Series 2019-XL, Class F, 1 mo. USD Term SOFR + 2.114% 7.476% FRN 10/15/36 (a)	753,100	747,452
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class E, 1 mo. USD Term SOFR + 2.197%
7.809% FRN 12/15/37 (a)	545,194	534,288
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD Term SOFR + 1.647% 7.009% FRN 5/15/36 (a)	199,504	198,880
KIND Trust
Series 2021-KIND, Class B, 1 mo. USD Term SOFR + 1.464% 6.827% FRN 8/15/38 (a)	546,053	520,942
Series 2021-KIND, Class C, 1 mo. USD Term SOFR + 1.864% 7.227% FRN 8/15/38 (a)	595,695	563,202
Life Mortgage Trust,
Series 2021-BMR, Class E, 1 mo. USD Term SOFR + 1.864%
7.227% FRN 3/15/38 (a)	365,665	349,206
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class E, 1 mo. USD Term SOFR + 2.215%
7.577% FRN 4/15/38 (a)	571,944	560,502
One New York Plaza Trust
Series 2020-1NYP, Class C, 1 mo. USD Term SOFR + 2.314% 7.677% FRN 1/15/36 (a)	616,000	513,944
Series 2020-1NYP, Class D, 1 mo. USD Term SOFR + 2.864% 8.227% FRN 1/15/36 (a)	414,000	316,396
VASA Trust,
Series 2021-VASA, Class D, 1 mo. USD Term SOFR + 2.214%
7.577% FRN 7/15/39 (a)	711,000	471,689
		6,539,236
Other Asset-Backed Securities — 16.7%
AIMCO CLO 10 Ltd.,
Series 2019-10A, Class AR, 3 mo. USD Term SOFR + 1.322%
6.734% FRN 7/22/32 (a)	1,000,000	998,767

	Principal Amount	Value
Apidos CLO XXVI Ltd.,
Series 2017-26A, Class A2R, 3 mo. USD Term SOFR + 1.762%
7.157% FRN 7/18/29 (a)	$ 500,000	$ 497,525
Aqua Finance Trust,
Series 2021-A, Class A
1.540% 7/17/46 (a)	770,825	682,996
BHG Securitization Trust
Series 2021-B, Class C, 2.240% 10/17/34 (a)	448,000	384,662
Series 2022-C, Class A, 5.320% 10/17/35 (a)	352,732	350,242
BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 3 mo. USD Term SOFR + 1.242%
6.657% FRN 7/20/29 (a)	473,837	473,701
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	28,667	28,033
Series 2019-A, Class B, 3.780% 9/26/33 (a)	111,069	105,856
Business Jet Securities LLC
Series 2021-1A, Class A, 2.162% 4/15/36 (a)	336,667	311,427
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	50,243	48,011
CARS-DB4 LP,
Series 2020-1A, Class B1
4.170% 2/15/50 (a)	484,000	459,475
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD Term SOFR + 1.242%
6.657% FRN 4/20/31 (a)	245,907	245,859
CF Hippolyta Issuer LLC,
Series 2020-1, Class B1
2.280% 7/15/60 (a)	90,845	81,554
CIFC Funding Ltd.
Series 2021-1A, Class A1, 3 mo. USD Term SOFR + 1.372% 6.750% FRN 4/25/33 (a)	500,000	499,992
Series 2017-4A, Class A2R, 3 mo. USD Term SOFR + 1.812% 7.210% FRN 10/24/30 (a)	500,000	499,850
DataBank Issuer,
Series 2021-1A, Class A2 2.060% 2/27/51 (a)	991,000	896,701
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class B, 2.960% 3/25/30 (a)	86,472	84,788

The accompanying notes are an integral part of the financial statements.
120

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2019-A, Class C, 3.450% 1/25/34 (a)	$ 231,681	$ 218,219
Firstkey Homes Trust,
Series 2021, Class E2
2.489% 8/17/38 (a)	460,000	405,414
FNA VI LLC,
Series 21-1A, Class A
1.350% 1/10/32 (a)	940,132	857,860
Goldman Home Improvement Trust Issuer Trust, Series 2021-GRN2, Class A 1.150% 6/25/51 (a)	328,982	307,118
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	312,081	267,147
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	151,413	136,620
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	141,812	128,159
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (d)	132,179	116,701
Gracie Point International Funding, Series 2022-3A, Class B, 30 day USD SOFR Average + 4.000%
9.331% FRN 11/01/24 (a)	1,000,000	1,002,424
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	74,800	65,012
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	72,109	65,812
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	151,058	140,535
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	133,772	125,793
HIN Timeshare Trust,
Series 2020-A, Class B
2.230% 10/09/39 (a)	334,738	309,880
Horizon Aircraft Finance III Ltd., Series 2019-2, Class B
4.458% 11/15/39 (a)	683,333	320,430
JG Wentworth XXII LLC, Series 2010-3A, Class A
3.820% 12/15/48 (a)	64,310	62,135
KKR CLO 28 Ltd.,
Series 28A, Class A, 3 mo. USD Term SOFR + 1.402%
6.786% FRN 3/15/31 (a)	229,658	229,693
KREF Ltd.,
Series 2021-FL2, Class AS, 1 mo. USD Term SOFR + 1.414%
6.776% FRN 2/15/39 (a)	900,000	865,927

	Principal Amount	Value
Madison Park Funding XXXII Ltd., Series 2018-32A, Class BR, 3 mo. USD Term SOFR + 1.662%
7.074% FRN 1/22/31 (a)	$ 500,000	$ 495,100
Mosaic Solar Loan Trust, Series 2018-2GS, Class A
4.200% 2/22/44 (a)	122,185	112,704
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (a)	26,701	25,130
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class BR, 3 mo. USD Term SOFR + 1.612% 7.007% FRN 10/18/29 (a)	1,000,000	992,142
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A2R, 3 mo. USD Term SOFR + 1.662%
7.040% FRN 7/25/30 (a)	250,000	245,880
NP SPE II LLC,
Series 2017-1A, Class A1
3.372% 10/21/47 (a)	78,928	75,109
Oak Street Investment Grade Net Lease Fund,
Series 2020-1A, Class A3
2.260% 11/20/50 (a)	399,833	367,266
Orange Lake Timeshare Trust, Series 2016-A, Class B
2.910% 3/08/29 (a)	24,673	23,822
Oxford Finance Funding LLC, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	56,026	54,647
PVOne LLC,
Series 2023-1, Class A 7.670% 9/17/35 (a)	545,456	547,667
Rad CLO 1 Ltd.,
Series 2018-1A, Class BR, 3 mo. USD Term SOFR + 1.662%
7.056% FRN 7/15/31 (a)	350,000	345,424
Residential Asset Mortgage Products Trust, Series 2005-EFC1, Class M5, 1 mo. USD Term SOFR + 0.764% 6.445% FRN 5/25/35	138,948	136,140
RR 19 Ltd.,
Series 2021-19A, Class A1, 3 mo. USD Term SOFR + 1.402%
6.796% FRN 10/15/35 (a)	500,000	499,645
SBA Tower Trust,
Series 2014-2A, Class C,
3.869% STEP 10/15/49 (a)	430,000	422,798

The accompanying notes are an integral part of the financial statements.
121

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C 3.510% 7/20/37 (a)	$ 24,470	$23,395
Store Master Funding I-VII, Series 2018-1A, Class A3
4.400% 10/20/48 (a)	498,333	485,778
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-GEL1, Class M2, 1 mo. USD Term SOFR + 1.314%
6.670% FRN 11/25/35 (a)	67,405	66,393
TAL Advantage VII LLC, Series 2020-1A, Class B 3.290% 9/20/45 (a)	592,875	532,763
TICP CLO XI Ltd.,
Series 2018-11A, Class A, 3 mo. USD Term SOFR + 1.442% 6.857% FRN 10/20/31 (a)	400,000	400,035
TICP CLO XV Ltd.,
Series 2020-15A, Class A, 3 mo. USD Term SOFR + 1.542% 6.957% FRN 4/20/33 (a)	1,000,000	999,972
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2 1.645% 9/15/45 (a)	675,000	623,070
Verde CLO Ltd.,
Series 2019-1A, Class AR, 3 mo. USD Term SOFR + 1.362% 6.756% FRN 4/15/32 (a)	500,000	499,509
		20,248,707
Student Loans Asset-Backed Securities — 4.4%
College Avenue Student Loans LLC
Series 2021-A, Class B, 2.320% 7/25/51 (a)	678,591	600,451
Series 2017-A, Class B, 4.500% 11/26/46 (a)	231,402	224,256
Series 2018-A, Class A1, 1 mo. USD Term SOFR + 1.314% 6.670% FRN 12/26/47 (a)	220,762	217,888
Series 2017-A, Class A1, 1 mo. USD Term SOFR + 1.764% 7.120% FRN 11/26/46 (a)	152,801	153,999
Commonbond Student Loan Trust
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	15,872	13,334
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	17,651	14,069
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	8,415	7,499

	Principal Amount	Value
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	$ 38,224	$35,250
ELFI Graduate Loan Program LLC,
Series 2018-A, Class B 4.000% 8/25/42 (a)	49,231	44,976
Laurel Road Prime Student Loan Trust
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	256,646	241,434
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	172,101	164,628
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B 2.770% 1/15/69 (a)	2,200,000	1,763,536
Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class B, 6.520% FRN 10/25/42 (d)	200,000	194,743
SLM Student Loan Trust
Series 2006-5, Class B, 90 day USD SOFR Average + 0.472% 5.806% FRN 10/25/40	281,809	261,528
Series 2005-6, Class B, 90 day USD SOFR Average + 0.552% 5.886% FRN 1/25/44	281,846	261,497
Series 2005-9, Class B, 90 day USD SOFR Average + 0.562% 5.896% FRN 1/25/41	266,601	240,418
Series 2005-8, Class B, 90 day USD SOFR Average + 0.572% 5.906% FRN 1/25/55	106,043	97,618
SMB Private Education Loan Trust
Series 2018-C, Class A2B, 1 mo. USD Term SOFR + 0.864% 6.226% FRN 11/15/35 (a)	172,506	170,456
Series 2016-C, Class A2B, 1 mo. USD Term SOFR + 1.214% 6.576% FRN 9/15/34 (a)	30,710	30,638
Series 2023-D, Class A1B, 30 day USD SOFR Average + 1.650% 6.988% FRN 9/15/53 (a)	590,070	595,632
		5,333,850
Whole Loan Collateral Collateralized Mortgage Obligations — 6.4%
A&D Mortgage Trust,
Series 2023-NQM3, Class A1,
6.733% STEP 7/25/68 (a)	1,158,086	1,164,953
Angel Oak Mortgage Trust, Series 2020-5, Class A3,
2.041% VRN 5/25/65 (a) (d)	68,387	62,270
Banc of America Mortgage Trust,

The accompanying notes are an integral part of the financial statements.
122

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2004-G, Class 2A7,
5.275% VRN 8/25/34 (d)	$ 949	$912
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3,
2.406% VRN 5/25/60 (a) (d)	49,840	47,463
CIM Trust,
Series 2019-INV3, Class A11, 30 day USD SOFR Average + 1.064% 5.500% FRN 8/25/49 (a)	286,139	270,075
Credit Suisse Mortgage Trust
Series 2021-NQM2, Class A3, 1.538% VRN 2/25/66 (a) (d)	449,158	375,357
Series 2021-NQM4, Class M1, 2.472% VRN 5/25/66 (a) (d)	500,000	317,032
Deephaven Residential Mortgage Trust,
Series 2021-1, Class A3, 1.128% VRN 5/25/65 (a) (d)	115,627	104,529
Flagstar Mortgage Trust,
Series 2021-6INV, Class A18, 2.500% VRN 8/25/51 (a) (d)	543,009	432,286
MFA Trust,
Series 2021-NQM2, Class A3, 1.472% VRN 11/25/64 (a) (d)	344,647	288,830
New Residential Mortgage Loan Trust,
Series 2016-4A, Class A1, 3.750% VRN 11/25/56 (a) (d)	105,019	98,431
NewRez Warehouse Securitization Trust,
Series 2021-1, Class C, 1 mo. USD Term SOFR + 1.164%6.520% FRN 5/25/55 (a)	803,400	802,480
NLT Trust
Series 2021-INV2, Class A3, 1.520% VRN 8/25/56 (a) (d)	631,942	499,985
Series 2021-INV2, Class M1, 2.569% VRN 8/25/56 (a) (d)	700,000	425,869
OBX Trust
Series 2021-NQM3, Class A3, 1.362% VRN 7/25/61 (a) (d)	750,568	576,695
Series 2021-NQM1, Class M1, 2.219% VRN 2/25/66 (a) (d)	333,000	212,450
STAR Trust,
Series 2021-1, Class A3, 1.528% VRN 5/25/65 (a) (d)	494,381	432,672
Starwood Mortgage Residential Trust
Series 2021-3, Class A3, 1.518% VRN 6/25/56 (a) (d)	199,305	162,995
Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (d)	523,563	499,882

	Principal Amount	Value
Verus Securitization Trust
Series 2021-5, Class A3, 1.373% VRN 9/25/66 (a) (d)	$ 183,619	$150,279
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (d)	265,000	235,868
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (d)	548,000	479,448
Series 2019-INV2, Class A3, 4.219% VRN 7/25/59 (a) (d)	176,615	171,262
		7,812,023
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.1%
OBX Trust,
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (d)	127,934	111,233
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATION (Cost $46,995,332)		42,911,319
U.S. Government Agency Obligations and Instrumentalities (e) — 1.7%
Pass-Through Securities — 0.0%
Federal National Mortgage Association Pool #775539 Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 yr. + 1.641% 5.391% 5/01/34	2,058	2,091
Government National Mortgage Association
Pool #491089 7.000% 12/15/28	337	337
Pool #500928 7.000% 5/15/29	392	404
Pool #510083 7.000% 7/15/29	22	23
Pool #493723 7.000% 8/15/29	299	309
Pool #581417 7.000% 7/15/32	535	548
Government National Mortgage Association II
Pool #8746 1 yr. CMT + 1.500% 2.750% FRN 11/20/25	112	110
Pool #80136 1 yr. CMT + 1.500% 2.750% FRN 11/20/27	43	43
		3,865

The accompanying notes are an integral part of the financial statements.
123

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 1.7%
Federal Home Loan Mortgage Corp. STACR REMICS Trust
Series 2021-DNA6, Class M2, 30 day USD SOFR Average + 1.500% 6.837% FRN 10/25/41 (a)	$1,046,000	$1,038,578
Series 2021-DNA2, Class M2, 30 day USD SOFR Average + 2.300% 7.637% FRN 8/25/33 (a)	987,430	1,001,553
		2,040,131
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,036,948)		2,043,996
U.S. Treasury Obligations — 0.5%
U.S. Treasury Bonds & Notes — 0.5%
U.S. Treasury Notes
1.750% 12/31/24	700,000	679,328
TOTAL U.S. TREASURY OBLIGATIONS (Cost $704,046)		679,328
TOTAL BONDS & NOTES (Cost $105,763,533)		99,760,512
TOTAL LONG-TERM INVESTMENTS (Cost $105,763,533)		99,760,512
Short-Term Investments — 17.1%
Commercial Paper — 15.2%
Alimentation Couche-Tard, Inc.
5.774% 1/18/24 (a)	1,000,000	996,891
5.792% 1/29/24 (a)	2,000,000	1,990,232
Avangrid, Inc.
5.590% 1/12/24 (a)	4,000,000	3,991,236
Dominion Energy South Carolina, Inc.
5.741% 1/17/24	1,000,000	997,061
L3Harris Technologies, Inc.
5.824% 1/16/24 (a)	3,000,000	2,991,733
Magna International, Inc.
5.635% 1/04/24 (a)	500,000	499,548
Tampa Electric Co.
5.757% 1/18/24 (a)	3,000,000	2,991,098
VW Credit, Inc.
5.858% 1/18/24 (a)	4,000,000	3,987,721
		18,445,520

	Number of Shares	Value
Investment of Cash Collateral from Securities Loaned — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	565,030	$565,030

	Principal Amount
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (g)	$1,758,053	1,758,053
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,776,187)		20,768,603
TOTAL INVESTMENTS — 99.1% (Cost $126,539,720) (h)		120,529,115
Other Assets/ (Liabilities) — 0.9%		1,124,111
NET ASSETS — 100.0%		$121,653,226

Abbreviation Legend

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
IBOR	InterBank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $86,256,877 or 70.90% of net assets.

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $553,477 or 0.45% of net assets. (Note 2).
(c)
Restricted security. Certain securities are restricted to resale. At December 31, 2023, these securities amounted to a value of $335,951 or 0.28% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.
124

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)
(d)
Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2023.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)
Maturity value of $1,758,366. Collateralized by U.S. Government Agency obligations with a rate of 4.875%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,793,247.

(h)	See Note 6 for aggregate cost for federal tax purposes.
Country weightings, as a percentage of net assets, is as follows:

United States	55.2%
Cayman Islands	8.0%
United Kingdom	3.4%
Netherlands	1.5%
France	1.5%
Ireland	1.4%
Indonesia	1.3%
Brazil	1.2%
Bermuda	1.0%
Switzerland	0.9%
Mexico	0.9%
Canada	0.8%
Italy	0.8%
Australia	0.6%
Denmark	0.6%
Germany	0.6%
Jordan	0.5%
Saudi Arabia	0.5%
Qatar	0.4%
Kuwait	0.4%
India	0.3%
Republic of Korea	0.2%
Total Long-Term Investments	82.0%
Short-Term Investments and Other Assets and Liabilities	18.0%
Net Assets	100.0%

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Note 2 Year	3/28/24	304	$61,917,119	$680,756
Short
U.S. Treasury Long Bond	3/19/24	2	$(229,775)	$(20,100)
U.S. Treasury Ultra 10 Year	3/19/24	13	(1,459,512)	(74,691)
U.S. Treasury Note 5 Year	3/28/24	145	(15,379,744)	(392,405)
				$ (487,196)

The accompanying notes are an integral part of the financial statements.
125

MML Short-Duration Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premium Paid/(Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	USD 10,000,000	$ (194,330)	$ (143,390)	$ (50,940)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/Reference	Frequency	Rate/Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 3.965%	Annually	6/23/25	USD	4,000,000	$ (25,033)	$ —	$ (25,033)
12-Month USD SOFR	Annually	Fixed 3.815%	Annually	6/30/25	USD	4,700,000	(38,895)	—	(38,895)
12-Month USD SOFR	Annually	Fixed 3.749%	Annually	7/14/25	USD	4,713,000	(42,639)	—	(42,639)
12-Month USD SOFR	Annually	Fixed 3.618%	Annually	8/07/25	USD	4,796,000	(51,364)	—	(51,364)
Fixed 3.293%	Annually	12-Month USD SOFR	Annually	6/23/33	USD	1,000,000	12,834	—	12,834
Fixed 3.223%	Annually	12-Month USD SOFR	Annually	6/30/33	USD	950,000	17,555	—	17,555
Fixed 3.086%	Annually	12-Month USD SOFR	Annually	7/14/33	USD	946,000	28,010	—	28,010
Fixed 3.107%	Annually	12-Month USD SOFR	Annually	8/07/33	USD	1,071,000	30,131	—	30,131
							$(69,401)	$—	$ (69,401)

† Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.
126

MML Small Cap Equity Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 99.2%
Common Stock — 99.2%
Basic Materials — 2.3%
Iron & Steel — 0.8%
Commercial Metals Co.	19,392	$970,376
Mining — 1.5%
Century Aluminum Co. (a)	74,008	898,457
Kaiser Aluminum Corp.	13,958	993,670
		1,892,127
		2,862,503
Communications — 2.0%
Internet — 1.0%
Ziff Davis, Inc. (a)	19,219	1,291,325
Telecommunications — 1.0%
DigitalBridge Group, Inc.	70,211	1,231,501
		2,522,826
Consumer, Cyclical — 12.0%
Apparel — 1.0%
Steven Madden Ltd. (b)	29,828	1,252,776
Auto Parts & Equipment — 3.8%
Allison Transmission Holdings, Inc.	29,415	1,710,482
Dorman Products, Inc. (a)	17,355	1,447,580
Visteon Corp. (a)	12,873	1,607,838
		4,765,900
Home Builders — 1.2%
KB Home	24,947	1,558,190
Home Furnishing — 0.8%
Tempur Sealy International, Inc.	19,231	980,204
Retail — 5.2%
AutoNation, Inc. (a)	15,597	2,342,358
BJ’s Wholesale Club Holdings, Inc. (a)	18,961	1,263,940
Murphy USA, Inc.	1,997	712,050
Papa John’s International, Inc.	9,532	726,625
Texas Roadhouse, Inc.	11,253	1,375,454
		6,420,427
		14,977,497
Consumer, Non-cyclical — 21.0%
Beverages — 1.1%
Coca-Cola Consolidated, Inc.	1,477	1,371,247
Biotechnology — 5.4%
ADMA Biologics, Inc. (a)	198,244	896,063
Bridgebio Pharma, Inc. (a)	25,382	1,024,671
Cabaletta Bio, Inc. (a)	23,118	524,779
Guardant Health, Inc. (a)	34,358	929,384

	Number of Shares	Value
Immunovant, Inc. (a)	11,951	$503,496
Intra-Cellular Therapies, Inc. (a)	19,078	1,366,366
Structure Therapeutics, Inc. ADR (a)	6,653	271,176
Twist Bioscience Corp. (a)	31,315	1,154,271
		6,670,206
Commercial Services — 2.6%
ABM Industries, Inc.	18,186	815,278
Korn Ferry	26,765	1,588,503
Marqeta, Inc. Class A (a)	127,637	890,906
		3,294,687
Health Care – Products — 2.5%
10X Genomics, Inc. Class A (a)	13,368	748,073
AtriCure, Inc. (a)	27,870	994,680
BioLife Solutions, Inc. (a) (b)	33,618	546,293
TransMedics Group, Inc. (a)	10,677	842,736
		3,131,782
Health Care – Services — 5.1%
Acadia Healthcare Co., Inc. (a)	30,705	2,387,621
Addus HomeCare Corp. (a)	10,567	981,146
Encompass Health Corp.	17,475	1,165,932
Tenet Healthcare Corp. (a)	23,697	1,790,782
		6,325,481
Pharmaceuticals — 4.3%
Ascendis Pharma AS ADR (a)	9,399	1,183,804
BellRing Brands, Inc. (a)	48,175	2,670,340
Collegium Pharmaceutical, Inc. (a) (b)	32,730	1,007,429
Revance Therapeutics, Inc. (a)	49,421	434,411
		5,295,984
		26,089,387
Energy — 5.3%
Oil & Gas — 3.4%
Chesapeake Energy Corp. (b)	14,951	1,150,330
CNX Resources Corp. (a)	79,305	1,586,100
Helmerich & Payne, Inc. (b)	42,276	1,531,237
		4,267,667
Oil & Gas Services — 0.7%
Nov, Inc.	42,336	858,574
Pipelines — 1.2%
Equitrans Midstream Corp.	149,029	1,517,115
		6,643,356
Financial — 17.5%
Banks — 4.8%
Bank of NT Butterfield & Son Ltd.	20,480	655,565
Cathay General Bancorp	30,339	1,352,209

The accompanying notes are an integral part of the financial statements.
127

MML Small Cap Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Columbia Banking System, Inc.	47,652	$1,271,355
Webster Financial Corp.	24,114	1,224,027
Wintrust Financial Corp.	15,993	1,483,351
		5,986,507
Diversified Financial Services — 3.7%
Federated Hermes, Inc.	42,542	1,440,472
PennyMac Financial Services, Inc.	16,801	1,484,704
Stifel Financial Corp.	23,434	1,620,461
		4,545,637
Insurance — 1.1%
Definity Financial Corp. (b)	46,303	1,311,811
Real Estate Investment Trusts (REITS) — 4.9%
DiamondRock Hospitality Co.	184,768	1,734,971
Four Corners Property Trust, Inc.	62,456	1,580,137
Outfront Media, Inc.	97,628	1,362,887
Terreno Realty Corp.	23,671	1,483,462
		6,161,457
Savings & Loans — 3.0%
Berkshire Hills Bancorp, Inc.	36,513	906,618
OceanFirst Financial Corp.	43,326	752,139
Pacific Premier Bancorp, Inc.	45,109	1,313,123
WSFS Financial Corp.	16,873	774,977
		3,746,857
		21,752,269
Industrial — 22.0%
Aerospace & Defense — 2.7%
Curtiss-Wright Corp.	10,657	2,374,273
Spirit AeroSystems Holdings, Inc. Class A (a)	31,135	989,470
		3,363,743
Building Materials — 2.0%
Summit Materials, Inc. Class A (a)	64,536	2,482,054
Electrical Components & Equipment — 0.9%
Belden, Inc.	14,335	1,107,379
Electronics — 4.2%
Atkore, Inc. (a)	16,153	2,584,480
Itron, Inc. (a)	18,213	1,375,263
Vishay Intertechnology, Inc.	52,177	1,250,683
		5,210,426
Engineering & Construction — 2.2%
TopBuild Corp. (a)	7,140	2,672,216
Environmental Controls — 1.2%
Casella Waste Systems, Inc. Class A (a)	16,919	1,445,898
Hand & Machine Tools — 0.7%
Regal Rexnord Corp.	6,047	895,077

	Number of Shares	Value
Machinery – Construction & Mining — 1.0%
BWX Technologies, Inc.	16,857	$1,293,438
Machinery – Diversified — 2.4%
Esab Corp.	14,890	1,289,772
Zurn Elkay Water Solutions Corp. Class C (b)	59,317	1,744,513
		3,034,285
Miscellaneous - Manufacturing — 1.8%
EnPro Industries, Inc.	14,159	2,219,282
Packaging & Containers — 1.0%
Silgan Holdings, Inc.	28,184	1,275,326
Transportation — 1.9%
CryoPort, Inc. (a) (b)	43,253	669,989
Hub Group, Inc. Class A (a)	18,931	1,740,516
		2,410,505
		27,409,629
Technology — 16.1%
Computers — 4.8%
ASGN, Inc. (a)	18,929	1,820,402
CACI International, Inc. Class A (a)	4,911	1,590,477
Endava PLC Sponsored ADR (a) (b)	20,032	1,559,491
KBR, Inc.	18,664	1,034,172
		6,004,542
Semiconductors — 4.2%
Allegro MicroSystems, Inc. (a)	41,490	1,255,902
MACOM Technology Solutions Holdings, Inc. (a)	17,671	1,642,519
MKS Instruments, Inc.	11,223	1,154,510
Silicon Laboratories, Inc. (a)	8,887	1,175,484
		5,228,415
Software — 7.1%
Envestnet, Inc. (a)	18,721	927,064
Evolent Health, Inc. Class A (a) (b)	35,093	1,159,122
Gitlab, Inc. Class A (a)	27,860	1,754,065
HashiCorp, Inc. Class A (a)	26,177	618,824
Paycor HCM, Inc. (a)	66,137	1,427,898
Progress Software Corp.	19,116	1,037,999
Sprout Social, Inc. Class A (a) (b)	30,834	1,894,441
		8,819,413
		20,052,370
Utilities — 1.0%
Electric — 1.0%
Portland General Electric Co.	27,322	1,184,135
TOTAL COMMON STOCK (Cost $83,457,445)		123,493,972

The accompanying notes are an integral part of the financial statements.
128

MML Small Cap Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
TOTAL EQUITIES (Cost $83,457,445)		$123,493,972
TOTAL LONG-TERM INVESTMENTS (Cost $83,457,445)		123,493,972
Short-Term Investments — 1.7%
Investment of Cash Collateral from Securities Loaned — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,041,450	1,041,450
	Principal Amount
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (d)	$1,126,082	1,126,082
TOTAL SHORT-TERM INVESTMENTS (Cost $2,167,532)		2,167,532
TOTAL INVESTMENTS — 100.9%
(Cost $85,624,977) (e)		125,661,504
Other Assets/(Liabilities) — (0.9)%		(1,117,684)
NET ASSETS — 100.0%		$124,543,820

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $10,578,901 or 8.49% of net assets. The Fund received $9,814,244 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)
Maturity value of $1,126,283. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,148,607.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
129

MML Strategic Emerging Markets Fund — Portfolio of Investments

December 31, 2023

	Number of Shares	Value
Equities — 96.4%
Common Stock — 95.3%
Brazil — 6.3%
Ambev SA	338,612	$954,472
Arezzo Industria e Comercio SA	7,236	95,663
B3 SA - Brasil Bolsa Balcao	160,200	476,412
Localiza Rent a Car SA	19,689	256,726
NU Holdings Ltd. Class A (a)	61,193	509,738
Raia Drogasil SA	3,800	22,936
Vale SA Sponsored ADR	22,127	350,934
WEG SA	47,584	369,737
		3,036,618
Chile — 1.0%
Antofagasta PLC	13,377	286,155
Banco Santander Chile	4,265,100	208,169
		494,324
China — 19.2%
BeiGene Ltd. ADR (a)	524	94,509
Budweiser Brewing Co. APAC Ltd. (b)	27,600	51,528
H World Group Ltd.	4,300	14,349
H World Group Ltd. ADR	55,446	1,854,114
Meituan Class B (a) (b)	4,344	45,786
MicroTech Medical Hangzhou Co. Ltd. Class H (a) (b)	14,300	11,749
NetEase, Inc. ADR	6,485	604,143
New Horizon Health Ltd. (a) (b)	62,500	184,754
PDD Holdings, Inc. ADR (a)	2,382	348,510
Tencent Holdings Ltd.	46,409	1,753,367
WuXi Biologicals Cayman, Inc. (a) (b) (c)	34,000	128,435
WuXi XDC Cayman, Inc. (a)	68,000	278,671
Yum China Holdings, Inc.	51,916	2,202,796
Zai Lab Ltd. ADR (a) (d)	3,396	92,813
ZTO Express Cayman, Inc.	5,337	112,527
ZTO Express Cayman, Inc. ADR	70,619	1,502,772
		9,280,823
France — 6.2%
L’Oreal SA	592	294,346
Pernod Ricard SA	11,756	2,078,814
TotalEnergies SE	9,574	650,347
		3,023,507
Hong Kong — 0.1%
AIA Group Ltd.	3,400	29,530
India — 17.3%
Havells India Ltd.	15,192	249,481
HCL Technologies Ltd.	12,419	218,763

	Number of Shares	Value
HDFC Bank Ltd.	119,485	$2,450,311
Kotak Mahindra Bank Ltd.	118,266	2,704,020
Oberoi Realty Ltd.	36,185	618,403
Tata Consultancy Services Ltd.	46,724	2,131,156
		8,372,134
Indonesia — 1.3%
Bank Central Asia Tbk. PT	837,200	510,633
Bank Rakyat Indonesia Persero Tbk. PT	307,400	113,967
		624,600
Italy — 1.6%
Ermenegildo Zegna NV	11,054	127,895
PRADA SpA	115,200	657,366
		785,261
Japan — 1.5%
Chugai Pharmaceutical Co. Ltd.	6,100	231,288
Daiichi Sankyo Co. Ltd.	17,600	487,244
		718,532
Mexico — 12.9%
America Movil SAB de CV ADR	55,238	1,023,008
Fomento Economico Mexicano SAB de CV	86,551	1,128,767
Grupo Financiero Banorte SAB de CV Class O	2,800	28,213
Grupo Mexico SAB de CV Series B	492,923	2,739,654
Wal-Mart de Mexico SAB de CV	313,630	1,318,535
		6,238,177
Netherlands — 0.6%
Argenx SE ADR (a)	752	286,083
Peru — 1.1%
Credicorp Ltd.	3,505	525,505
Philippines — 1.2%
SM Investments Corp.	34,755	547,137
SM Prime Holdings, Inc.	64,000	38,018
		585,155
Poland — 0.0%
Allegro.eu SA (a) (b)	1,943	16,467
Portugal — 1.4%
Galp Energia SGPS SA	45,588	670,603
Republic of Korea — 9.9%
Kakao Corp.	5,380	225,871
LG Chem Ltd.	2,492	959,860
LG H&H Co. Ltd.	384	105,481
Samsung Biologics Co. Ltd. (a) (b)	1,374	809,919

The accompanying notes are an integral part of the financial statements.
130

MML Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Samsung Electronics Co. Ltd.	40,655	$2,472,634
SK Hynix, Inc.	1,981	216,296
		4,790,061
Russia — 0.0%
Novatek PJSC GDR (a) (c) (e)	2,498	—
Sberbank of Russia PJSC (a) (c) (e)	7,525	—
		—
South Africa — 1.0%
FirstRand Ltd.	120,930	485,431
Switzerland — 3.8%
Cie Financiere Richemont SA Registered	13,192	1,819,616
Taiwan — 8.7%
MediaTek, Inc.	2,000	65,871
Taiwan Semiconductor Manufacturing Co. Ltd.	216,000	4,157,025
		4,222,896
Turkey — 0.2%
Akbank TAS	60,734	75,350
BIM Birlesik Magazalar AS	2,420	24,698
		100,048
TOTAL COMMON STOCK (Cost $42,670,673)		46,105,371
Preferred Stock — 1.1%
Brazil — 1.1%
Itau Unibanco Holding SA 3.699%	72,019	500,786
TOTAL PREFERRED STOCK (Cost $391,018)		500,786
TOTAL EQUITIES (Cost $43,061,691)		46,606,157
Rights — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA (a)	70	288
TOTAL RIGHTS (Cost $0)		288
TOTAL LONG-TERM INVESTMENTS (Cost $43,061,691)		46,606,445

	Principal Amount	Value
Short-Term Investments — 3.3%
Repurchase Agreement — 3.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/23, 1.600%, due 1/02/24 (f)	$1,606,526	$1,606,526
TOTAL SHORT-TERM INVESTMENTS (Cost $1,606,526)		1,606,526
TOTAL INVESTMENTS — 99.7%
(Cost $44,668,217) (g)		48,212,971
Other Assets/(Liabilities) — 0.3%		155,174
NET ASSETS — 100.0%		$48,368,145

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $1,248,638 or 2.58% of net assets.

(c)
This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2023, these securities amounted to a value of $128,435 or 0.27% of net assets.

(d)
Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2023, was $91,749 or 0.19% of net assets. The Fund received $94,033 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Investment is valued using significant unobservable inputs.
(f)
Maturity value of $1,606,811. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 11/30/25, and an aggregate market value, including accrued interest, of $1,638,731.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
131

MML Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
Sector weightings, as a percentage of net assets, is as follows:

Technology	20.4%
Financial	19.2%
Consumer, Cyclical	16.8%
Consumer, Non-cyclical	16.6%
Basic Materials	9.0%
Communications	7.1%
Industrial	4.6%
Energy	2.7%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
132

MML U.S. Government Money Market Fund — Portfolio of Investments

December 31, 2023

	Principal Amount	Value
Short-Term Investments — 101.7%
Discount Notes — 61.1%
Federal Home Loan Bank
Secured Overnight Financing Rate + 0.040% 5.440% FRN 1/02/24, 1/23/24 (a)	$16,000,000	$16,000,000
Secured Overnight Financing Rate + 0.040% 5.440% FRN 1/02/24, 2/16/24 (a)	11,000,000	11,000,000
Secured Overnight Financing Rate + 0.045% 5.445% FRN 1/02/24, 3/04/24 (a)	15,000,000	15,000,000
5.330% 1/19/24, 1/19/24 (a)	800,000	797,904
5.331% 1/19/24, 1/19/24 (a)	18,000,000	17,952,840
5.349% 1/03/24, 1/03/24 (a)	1,000,000	999,707
5.350% 1/03/24, 1/03/24 (a)	1,500,000	1,499,562
5.353% 1/08/24, 1/08/24 (a)	1,600,000	1,598,364
5.353% 1/10/24, 1/10/24 (a)	12,500,000	12,483,562
5.358% 1/05/24, 1/05/24 (a)	3,300,000	3,298,071
5.365% 1/25/24, 1/25/24 (a)	2,600,000	2,590,883
5.378% 2/07/24, 2/07/24 (a)	2,750,000	2,735,119
5.379% 1/05/24, 1/05/24 (a)	5,500,000	5,496,779
5.380% 1/10/24, 1/10/24 (a)	5,400,000	5,392,885
5.381% 1/17/24, 1/17/24 (a)	1,000,000	997,658
5.384% 1/31/24, 1/31/24 (a)	700,000	696,929
5.385% 1/12/24, 1/12/24 (a)	1,100,000	1,098,230
5.407% 2/09/24, 2/09/24 (a)	6,336,000	6,299,861
5.412% 2/09/24, 2/09/24 (a)	18,700,000	18,593,239
5.440% 4/10/24, 4/10/24 (a)	1,100,000	1,083,928
5.480% 3/01/24, 3/01/24 (a)	3,400,000	3,369,910
		128,985,431
Repurchase Agreement — 11.8%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 12/29/23, 5.280%, due 1/02/24 (b)	25,000,000	25,000,000

	Principal Amount	Value
U.S. Treasury Bill — 28.8%
U.S. Treasury Bill
5.384% 1/11/24 (c)	$4,000,000	$3,994,136
5.386% 1/02/24 (c)	16,400,000	16,397,599
5.388% 1/16/24 (c)	8,000,000	7,982,430
5.394% 2/06/24 (c)	8,000,000	7,957,780
5.395% 1/23/24 (c)	8,000,000	7,974,199
5.485% 2/13/24 (c)	5,500,000	5,465,044
5.497% 2/20/24 (c)	5,500,000	5,459,304
5.500% 2/27/24 (c)	5,500,000	5,453,576
		60,684,068
TOTAL SHORT-TERM INVESTMENTS (Cost $214,669,499)		214,669,499
TOTAL INVESTMENTS — 101.7% (Cost $214,669,499) (d)		214,669,499
Other Assets/ (Liabilities) — (1.7)%		(3,634,126)
NET ASSETS — 100.0%		$211,035,373

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments
Percentages are stated as a percent of net assets.
(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)
Maturity value of $25,014,667. Collateralized by U.S. Government Agency obligations with a rate of 0.00%, maturity dates ranging from 1/25/24 - 8/15/36, and an aggregate market value, including accrued interest, of $25,500,001.

(c)	The rate shown represents yield-to-maturity.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.
133

MML Series Investment Fund II

Statements of Assets and Liabilities
December 31, 2023

	MML Blend Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$680,373,515	$219,182,570
Repurchase agreements, at value (Note 2) (b)	523,761	2,311,936
Total investments (c)	680,897,276	221,494,506
Cash	—	—
Foreign currency, at value (d)	—	974,260
Receivables from:
Investments sold
Regular delivery	7,726,634	86,991
Delayed delivery	—	11,302,757
Cash collateral pledged for open derivatives (Note 2)	—	4,088,556
Open forward contracts (Note 2)	—	681,438
Fund shares sold	560	548
Investment adviser (Note 3)	—	—
Variation margin on open derivative instruments (Note 2)	—	441,660
Interest and dividends	1,125	1,772,331
Foreign tax reclaims	—	—
Open swap agreements, at value (Note 2)	—	—
Total assets	688,625,595	240,843,047
Liabilities:
Payables for:
Investments purchased
Regular delivery	6,907,645	386,376
Delayed delivery	—	15,424,250
Cash collateral held for open derivatives (Note 2)	—	—
Written options outstanding, at value (Note 2) (e)	—	231,194
Open forward contracts (Note 2)	—	253,555
Interest and dividends	—	—
Fund shares redeemed	415,595	177,166
Cash collateral held for securities on loan (Note 2)	2,235,650	3,517,875
Open swap agreements, at value (Note 2)	—	2,110
Trustees' fees and expenses (Note 3)	57,171	12,436
Affiliates (Note 3):
Administration fees	—	30,701
Investment advisory fees	237,161	69,353
Service fees	113,180	7,643
Distribution fees	—	—
Due to custodian	—	93,002
Accrued expense and other liabilities	119,000	143,157
Total liabilities	10,085,402	20,348,818
Net assets	$ 678,540,193	$ 220,494,229
Net assets consist of:
Paid-in capital	$608,129,667	$260,275,455
Accumulated earnings (loss)	70,410,526	(39,781,226)
Net assets	$678,540,193	$220,494,229
(a) Cost of investments:	$623,784,011	$233,602,715
(b) Cost of repurchase agreements:	$523,761	$2,311,936
(c) Securities on loan with market value of:	$2,187,918	$4,063,611
(d) Cost of foreign currency:	$—	$948,788
(e) Premiums received on written options:	$—	$318,920

The accompanying notes are an integral part of the financial statements.
134

MML Equity Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML iShares 60/40 Allocation Fund	MML iShares 80/20 Allocation Fund

$798,998,535	$53,518,181	$51,063,067	$181,218,410	$39,377,692	$63,650,037
2,736,876	117,644	3,019,381	2,403,770	—	110,553
801,735,411	53,635,825	54,082,448	183,622,180	39,377,692	63,760,590
81	211	—	340,607	61,949	—
—	—	—	—	—	—

1,026,998	—	1,326	—	435,103	594,021
—	—	—	—	—	—
—	—	—	1,410,000	—	—
—	—	—	—	—	—
8,660	—	302	57,639	—	—
—	—	—	—	3,183	—
—	—	—	13,389	—	—
1,008,217	62,027	886,866	326,599	706	1,649
28,610	—	—	—	—	—
—	—	—	4,747,516	—	—
803,807,977	53,698,063	54,970,942	190,517,930	39,878,633	64,356,260

486,792	—	1,355,965	—	422,781	579,471
—	—	—	—	—	—
—	—	—	3,150,000	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	1,797,138	—	—
618,606	40	5,842	160,553	446	1,366
—	19,200	2,062,478	—	1,586,000	—
—	—	—	—	—	—
70,180	1,424	5,733	23,050	524	859

831	7,502	7,280	2,826	4,722	7,935
272,692	20,013	24,076	93,231	—	2,865
48,426	1,216	26,111	25,357	—	—
—	—	—	—	7,302	22,245
—	—	—	—	—	—
140,021	54,217	77,701	80,441	45,968	45,196
1,637,548	103,612	3,565,186	5,332,596	2,067,743	659,937
$ 802,170,429	$ 53,594,451	$ 51,405,756	$ 185,185,334	$ 37,810,890	$ 63,696,323

$612,572,167	$49,745,461	$65,635,342	$216,271,987	$37,603,676	$60,554,830
189,598,262	3,848,990	(14,229,586)	(31,086,653)	207,214	3,141,493
$802,170,429	$53,594,451	$51,405,756	$185,185,334	$37,810,890	$63,696,323
$628,924,029	$50,162,761	$53,003,605	$186,337,672	$39,034,642	$60,144,389
$2,736,876	$117,644	$3,019,381	$2,403,770	$—	$110,553
$2,861,521	$110,125	$2,019,313	$—	$1,553,304	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.
135

MML Series Investment Fund II (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Blend Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$490,890,132	$—
Shares outstanding (a)	25,233,894	—
Net asset value, offering price and redemption price per share	$19.45	$—
Class II shares:
Net assets	$—	$ 208,035,556
Shares outstanding (a)	—	24,217,144
Net asset value, offering price and redemption price per share	$—	$8.59
Service Class shares:
Net assets	$ 187,650,061	$—
Shares outstanding (a)	9,721,555	—
Net asset value, offering price and redemption price per share	$19.30	$—
Service Class I shares:
Net assets	$—	$12,458,673
Shares outstanding (a)	—	1,458,905
Net asset value, offering price and redemption price per share	$—	$8.54

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.
136

MML Equity Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML iShares 60/40 Allocation Fund	MML iShares 80/20 Allocation Fund

$ 723,177,059	$—	$—	$ 145,054,468	$—	$—
27,525,836	—	—	16,644,125	—	—
$26.27	$—	$—	$8.72	$—	$—

$—	$ 51,657,425	$8,028,835	$—	$ 25,213,544	$ 25,639,708
—	4,167,276	932,897	—	2,575,809	2,566,760
$—	$12.40	$8.61	$—	$9.79	$9.99

$78,993,370	$—	$—	$40,130,866	$—	$—
3,072,674	—	—	4,648,769	—	—
$25.71	$—	$—	$8.63	$—	$—

$—	$1,937,026	$ 43,376,921	$—	$12,597,346	$38,056,615
—	157,398	5,107,133	—	1,289,875	3,816,835
$—	$12.31	$8.49	$—	$9.77	$9.97

The accompanying notes are an integral part of the financial statements.
137

MML Series Investment Fund II (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$719,722,059	$118,771,062
Repurchase agreements, at value (Note 2) (b)	1,893,350	1,758,053
Total investments (c)	721,615,409	120,529,115
Cash	20	267
Foreign currency, at value (d)	—	131
Receivables from:
Investments sold
Regular delivery	—	—
Delayed delivery	11,812,227	—
Cash collateral pledged for open derivatives (Note 2)	3,590,000	1,117,000
Fund shares sold	2,155	4,797
Variation margin on open derivative instruments (Note 2)	147,971	40,716
Interest and dividends	4,697,935	791,618
Foreign tax reclaims	—	—
Total assets	741,865,717	122,483,644
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	86,525,376	—
Cash collateral held for when-issued securities (Note 2)	1,469,000	—
Fund shares redeemed	464,501	122,065
Cash collateral held for securities on loan (Note 2)	637,775	565,030
Trustees' fees and expenses (Note 3)	67,618	10,362
Variation margin on open derivative instruments (Note 2)	101,147	—
Affiliates (Note 3):
Administration fees	2,826	18,348
Investment advisory fees	230,779	36,217
Service fees	105,154	20,792
Accrued expense and other liabilities	152,188	57,604
Total liabilities	89,756,364	830,418
Net assets	$652,109,353	$121,653,226
Net assets consist of:
Paid-in capital	$771,639,864	$140,941,337
Accumulated earnings (loss)	(119,530,511)	(19,288,111)
Net assets	$ 652,109,353	$ 121,653,226
(a) Cost of investments:	$768,353,143	$124,781,667
(b) Cost of repurchase agreements:	$1,893,350	$1,758,053
(c) Securities on loan with market value of:	$624,857	$553,477
(d) Cost of foreign currency:	$—	$130

The accompanying notes are an integral part of the financial statements.
138

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$124,535,422	$46,606,445	$189,669,499
1,126,082	1,606,526	25,000,000
125,661,504	48,212,971	214,669,499
—	—	93,902
—	320,746	—

—	210,391	—
—	—	—
—	—	—
18,847	847	1,303,130
—	—	—
70,484	80,041	308,924
—	25,045	—
125,750,835	48,850,041	216,375,455

—	28,619	—
—	—	—
—	—	—
11,345	45,894	5,169,776
1,041,450	—	—
9,193	4,270	15,446
—	—	—

831	6,827	—
65,802	42,449	84,902
14,547	7,334	—
63,847	346,503	69,958
1,207,015	481,896	5,340,082
$ 124,543,820	$48,368,145	$211,035,373

$77,030,788	$56,967,121	$211,047,465
47,513,032	(8,598,976)	(12,092)
$124,543,820	$ 48,368,145	$ 211,035,373
$84,498,895	$43,061,691	$189,669,499
$1,126,082	$1,606,526	$25,000,000
$10,578,901	$91,749	$—
$—	$323,940	$—

The accompanying notes are an integral part of the financial statements.
139

MML Series Investment Fund II (Continued)

Statements of Assets and Liabilities
December 31, 2023

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Initial Class shares:
Net assets	$484,521,801	$—
Shares outstanding (a)	44,636,635	—
Net asset value, offering price and redemption price per share	$10.85	$—
Class II shares:
Net assets	$—	$88,746,476
Shares outstanding (a)	—	9,958,358
Net asset value, offering price and redemption price per share	$—	$8.91
Service Class shares:
Net assets	$ 167,587,552	$—
Shares outstanding (a)	15,500,332	—
Net asset value, offering price and redemption price per share	$10.81	$—
Service Class I shares:
Net assets	$—	$ 32,906,750
Shares outstanding (a)	—	3,705,662
Net asset value, offering price and redemption price per share	$—	$8.88

(a) Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.
140

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$ 99,250,840	$—	$ 211,035,373
9,085,957	—	211,035,670
$10.92	$—	$1.00

$—	$ 36,291,980	$—
—	6,808,540	—
$—	$5.33	$—

$25,292,980	$—	$—
2,379,083	—	—
$10.63	$—	$—

$—	$12,076,165	$—
—	2,275,214	—
$—	$5.31	$—

The accompanying notes are an integral part of the financial statements.
141

MML Series Investment Fund II (Continued)

Statements of Operations
For the Year Ended December 31, 2023

	MML Blend Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$15,749,252	$—
Interest (b)	5,047	11,493,156
Securities lending net income	226,287	35,418
Total investment income	15,980,586	11,528,574
Expenses (Note 3):
Investment advisory fees	2,744,809	894,525
Custody fees	55,615	252,054
Audit and tax fees	17,183	18,265
Legal fees	29,719	(1,734)
Proxy fees	1,377	1,377
Accounting & Administration fees	—	12,034
Shareholder reporting fees	43,932	22,370
Trustees’ fees	49,552	16,990
	2,942,187	1,215,881
Administration fees:
Class II	—	317,213
Service Class I	—	18,234
Distribution and Service fees:
Service Class	447,649	—
Service Class I	—	30,390
Total expenses	3,389,836	1,581,718
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	—	—
Class II fees reimbursed by adviser	—	(219,257)
Service Class fees reimbursed by adviser	—	—
Service Class I fees reimbursed by adviser	—	(12,642)
Investment advisory fees waived	—	(44,726)
Net expenses:	3,389,836	1,305,093
Net investment income (loss)	12,590,750	10,223,481
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	4,147,397	(10,476,021)
Futures contracts	—	(2,205,924)
Written options	—	2,412,457
Swap agreements	—	1,900,839
Foreign currency transactions	—	101,055
Forward contracts	—	(186,770)
Net realized gain (loss)	4,147,397	(8,454,364)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	89,218,751	14,103,430 *
Unfunded bank loan commitments	—	7,239
Futures contracts	—	3,531,118
Written options	—	33,931
Swap agreements	—	(1,862,577)
Translation of assets and liabilities in foreign currencies	—	(33,371)
Forward contracts	—	(411,014)
Net change in unrealized appreciation (depreciation)	89,218,751	15,368,756
Net realized gain (loss) and change in unrealized appreciation (depreciation)	93,366,148	6,914,392
Net increase (decrease) in net assets resulting from operations	$ 105,956,898	$ 17,137,873

(a) Net of foreign withholding tax of:	$—	$—
(b) Net of foreign withholding tax of:	$—	$21,100
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$(1,701)

The accompanying notes are an integral part of the financial statements.
142

MML Equity Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation-Protected and Income Fund	MML iShares 60/40 Allocation Fund	MML iShares 80/20 Allocation Fund

$20,338,429	$854,664	$—	$—	$831,922	$1,239,460
107,974	940	3,751,973	9,218,612	1,098	2,646
21,075	6,106	20,519	4,096	8,616	12,817
20,467,478	861,710	3,772,492	9,222,708	841,636	1,254,923

3,193,954	222,119	312,948	1,135,363	95,989	153,605
65,208	45,482	74,488	54,314	29,380	32,589
19,911	6,833	17,607	18,850	30,585	29,302
37,666	1,796	1,805	6,499	256	325
1,377	1,377	1,377	1,377	1,139	1,139
3,540	3,540	3,540	12,034	—	—
59,589	12,596	25,181	52,618	11,759	12,536
59,724	3,686	4,005	15,098	545	2,205
3,440,969	297,429	440,951	1,296,153	169,653	231,701

—	70,799	16,218	—	35,027	35,144
—	3,241	62,019	—	12,968	41,658

199,353	—	—	105,000	—	—
—	5,402	103,365	—	21,612	69,429
3,640,322	376,871	622,553	1,401,153	239,260	377,932

—	—	—	(88,373)	—	—
—	—	—	—	(51,608)	(33,303)
—	—	—	(23,739)	—	—
—	—	—	—	(19,072)	(40,469)
—	(24,680)	(20,844)	—	—	—
3,640,322	352,191	601,709	1,289,041	168,580	304,160
16,827,156	509,519	3,170,783	7,933,667	673,056	950,763

11,578,237	4,618,204	(3,348,066)	(4,752,399)	(61,644)	(262,847)
—	—	—	1,055,612	—	—
—	—	—	—	—	—
—	—	—	(16,092,943)	—	—
(304)	—	—	—	—	—
—	—	—	—	—	—
11,577,933	4,618,204	(3,348,066)	(19,789,730)	(61,644)	(262,847)

40,944,155	4,199,818	6,531,388	7,573,356	3,948,365	8,138,866
—	—	—	—	—	—
—	—	—	(464,456)	—	—
—	—	—	—	—	—
—	—	—	14,568,972	—	—
1,007	—	8,321	—	—	—
—	—	—	—	—	—
40,945,162	4,199,818	6,539,709	21,677,872	3,948,365	8,138,866

52,523,095	8,818,022	3,191,643	1,888,142	3,886,721	7,876,019
$ 69,350,251	$ 9,327,541	$ 6,362,426	$ 9,821,809	$ 4,559,777	$ 8,826,782

$25,454	$400	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.
143

MML Series Investment Fund II (Continued)

Statements of Operations
For the Year Ended December 31, 2023

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$—
Interest	35,475,090	5,333,137
Securities lending net income	17,875	9,013
Non-cash income	—	—
Total investment income	35,492,965	5,342,150
Expenses (Note 3):
Investment advisory fees	2,879,654	437,970
Custody fees	77,379	36,348
Audit and tax fees	17,831	16,279
Legal fees	26,587	4,438
Proxy fees	1,377	1,377
Accounting & Administration fees	12,034	12,034
Shareholder reporting fees	52,673	14,209
Trustees’ fees	53,061	9,596
	3,120,596	532,251
Administration fees:
Class II	—	140,032
Service Class I	—	47,669
Distribution and Service fees:
Service Class	437,768	—
Service Class I	—	79,449
Total expenses	3,558,364	799,401
Expenses waived (Note 3):
Class II fees reimbursed by adviser	—	—
Service Class I fees reimbursed by adviser	—	—
Net expenses:	3,558,364	799,401
Net investment income (loss)	31,934,601	4,542,749
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(36,588,940)	(2,424,967)
Futures contracts	(8,605,744)	(25,434)
Swap agreements	(2,762,536)	(255,143)
Foreign currency transactions	—	—
Net realized gain (loss)	(47,957,220)	(2,705,544)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	55,756,488	6,376,670
Futures contracts	4,778,253	203,217
Swap agreements	(1,264,798)	(120,341)
Translation of assets and liabilities in foreign currencies	—	1
Net change in unrealized appreciation (depreciation)	59,269,943	6,459,547
Net realized gain (loss) and change in unrealized appreciation (depreciation)	11,312,723	3,754,003
Net increase (decrease) in net assets resulting from operations	$ 43,247,324	$ 8,296,752
(a) Net of foreign withholding tax of:	$—	$—
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.
144

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$1,394,882	$894,581	$—
29,746	27,653	11,239,426
8,416	1,166	—
—	68,393	—
1,433,044	991,793	11,239,426

748,812	485,465	1,055,453
32,272	90,343	58,468
20,100	50,034	18,683
4,369	1,003	8,381
1,377	1,377	1,377
3,539	3,540	—
28,461	13,960	10,465
8,801	3,585	16,880
847,731	649,307	1,169,707

—	54,627	—
—	18,193	—

59,609	—	—
—	30,321	—
907,340	752,448	1,169,707

—	(86,451)	—
—	(28,822)	—
907,340	637,175	1,169,707
525,704	354,618	10,069,719

10,727,979	(3,119,666)	228
—	—	—
—	—	—
18	(11,180)	—
10,727,997	(3,130,846)	228

8,135,989	7,834,503 *	—
—	—	—
—	—	—
—	403	—
8,135,989	7,834,906	—

18,863,986	4,704,060	228
$ 19,389,690	$ 5,058,678	$ 10,069,947
$3,285	$128,899	$—
$—	$(32,887)	$—

The accompanying notes are an integral part of the financial statements.
145

MML Series Investment Fund II (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,590,750	$10,599,887
Net realized gain (loss)	4,147,397	(2,465,838)
Net change in unrealized appreciation (depreciation)	89,218,751	(145,081,406)
Net increase (decrease) in net assets resulting from operations	105,956,898	(136,947,357)
Distributions to shareholders (Note 2):
Initial Class	(8,071,967)	(16,406,451)
Class II	—	—
Service Class	(2,598,291)	(5,658,892)
Service Class I	—	—
Total distributions	(10,670,258)	(22,065,343)
Net fund share transactions (Note 5):
Initial Class	(44,515,994)	(38,165,947)
Class II	—	—
Service Class	(10,915,466)	(2,245,699)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(55,431,460)	(40,411,646)
Total increase (decrease) in net assets	39,855,180	(199,424,346)
Net assets
Beginning of year	638,685,013	838,109,359
End of year	$ 678,540,193	$ 638,685,013

The accompanying notes are an integral part of the financial statements.
146

MML Dynamic Bond Fund		MML Equity Fund		MML Equity Rotation Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$10,223,481	$8,873,755	$16,827,156	$16,671,797	$509,519	$509,136
(8,454,364)	(28,870,806)	11,577,933	61,247,716	4,618,204	(4,057,664)
15,368,756	(21,335,689)	40,945,162	(121,971,661)	4,199,818	(3,947,669)
17,137,873	(41,332,740)	69,350,251	(44,052,148)	9,327,541	(7,496,197)

—	—	(71,603,235)	(92,352,834)	—	—
(9,000,237)	(9,323,527)	—	—	(1,051,171)	(5,065,396)
—	—	(7,978,721)	(11,352,115)	—	—
(509,004)	(445,452)	—	—	(33,710)	(245,021)
(9,509,241)	(9,768,979)	(79,581,956)	(103,704,949)	(1,084,881)	(5,310,417)

—	—	5,709,439	36,635,002	—	—
(18,044,504)	(27,080,709)	—	—	1,051,219	5,065,396
—	—	(6,975,394)	(1,174,750)	—	—
156,580	717,424	—	—	(495,475)	(21,287)
(17,887,924)	(26,363,285)	(1,265,955)	35,460,252	555,744	5,044,109
(10,259,292)	(77,465,004)	(11,497,660)	(112,296,845)	8,798,404	(7,762,505)

230,753,521	308,218,525	813,668,089	925,964,934	44,796,047	52,558,552
$ 220,494,229	$ 230,753,521	$ 802,170,429	$ 813,668,089	$ 53,594,451	$ 44,796,047

The accompanying notes are an integral part of the financial statements.
147

MML Series Investment Fund II (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,170,783	$3,509,712
Net realized gain (loss)	(3,348,066)	(1,699,540)
Net change in unrealized appreciation (depreciation)	6,539,709	(10,729,280)
Net increase (decrease) in net assets resulting from operations	6,362,426	(8,919,108)
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(669,663)	(1,463,558)
Service Class	—	—
Service Class I	(2,782,342)	(3,304,293)
Total distributions	(3,452,005)	(4,767,851)
Tax return of capital:
Class II	—	—
Service Class I	—	—
Total tax return of capital	—	—
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	(8,158,653)	(4,736,261)
Service Class	—	—
Service Class I	(75,767)	(1,978,471)
Increase (decrease) in net assets from fund share transactions	(8,234,420)	(6,714,732)
Total increase (decrease) in net assets	(5,323,999)	(20,401,691)
Net assets
Beginning of year	56,729,755	77,131,446
End of year	$ 51,405,756	$ 56,729,755
+ Commenced operations on February 11, 2022.

The accompanying notes are an integral part of the financial statements.
148

MML Inflation-Protected and Income Fund		MML iShares 60/40 Allocation Fund		MML iShares 80/20 Allocation Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022+	Year Ended December 31, 2023	Period Ended December 31, 2022+

$7,933,667	$6,713,669	$673,056	$421,437	$950,763	$531,243
(19,789,730)	(15,903,380)	(61,644)	(134,773)	(262,847)	(225,429)
21,677,872	(26,722,693)	3,948,365	(3,605,315)	8,138,866	(4,633,218)
9,821,809	(35,912,404)	4,559,777	(3,318,651)	8,826,782	(4,327,404)

(7,055,799)	(18,612,540)	—	—	—	—
—	—	(419,274)	(346,648)	(355,413)	(300,842)
(1,819,353)	(4,772,542)	—	—	—	—
—	—	(193,407)	(74,789)	(470,804)	(230,826)
(8,875,152)	(23,385,082)	(612,681)	(421,437)	(826,217)	(531,668)

—	—	—	(22,034)	—	(32,606)
—	—	—	(4,754)	—	(25,018)
—	—	—	(26,788)	—	(57,624)

(16,871,875)	(32,292,574)	—	—	—	—
—	—	425,255	25,268,682	376,701	25,233,448
(3,199,696)	2,060,256	—	—	—	—
—	—	6,397,800	5,538,933	15,012,518	19,989,787
(20,071,571)	(30,232,318)	6,823,055	30,807,615	15,389,219	45,223,235
(19,124,914)	(89,529,804)	10,770,151	27,040,739	23,389,784	40,306,539

204,310,248	293,840,052	27,040,739	—	40,306,539	—
$ 185,185,334	$ 204,310,248	$ 37,810,890	$ 27,040,739	$ 63,696,323	$ 40,306,539

The accompanying notes are an integral part of the financial statements.
149

MML Series Investment Fund II (Continued)

Statements of Changes in Net Assets

	MML Managed Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$31,934,601	$24,962,456
Net realized gain (loss)	(47,957,220)	(51,800,765)
Net change in unrealized appreciation (depreciation)	59,269,943	(119,320,350)
Net increase (decrease) in net assets resulting from operations	43,247,324	(146,158,659)
Distributions to shareholders (Note 2):
Initial Class	(20,067,803)	(25,107,989)
Class II	—	—
Service Class	(6,409,411)	(8,029,901)
Service Class I	—	—
Total distributions	(26,477,214)	(33,137,890)
Net fund share transactions (Note 5):
Initial Class	(96,410,005)	(60,857,432)
Class II	—	—
Service Class	(21,344,274)	(28,402,423)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(117,754,279)	(89,259,855)
Total increase (decrease) in net assets	(100,984,169)	(268,556,404)
Net assets
Beginning of year	753,093,522	1,021,649,926
End of year	$ 652,109,353	$ 753,093,522

The accompanying notes are an integral part of the financial statements.
150

MML Short-Duration Bond Fund		MML Small Cap Equity Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$4,542,749	$3,447,788	$525,704	$663,910	$354,618	$216,485
(2,705,544)	(4,410,353)	10,727,997	(3,387,029)	(3,130,846)	(7,396,269)
6,459,547	(12,087,460)	8,135,989	(20,320,106)	7,834,906	(11,171,661)
8,296,752	(13,050,025)	19,389,690	(23,043,225)	5,058,678	(18,351,445)

—	—	(1,189,857)	(12,251,160)	—	—
(3,331,907)	(3,657,335)	—	—	(37,979)	(14,864,169)
—	—	(248,123)	(3,153,530)	—	—
(1,070,909)	(1,009,962)	—	—	—	(4,619,444)
(4,402,816)	(4,667,297)	(1,437,980)	(15,404,690)	(37,979)	(19,483,613)

—	—	(5,520,655)	4,386,341	—	—
(13,112,860)	(20,534,399)	—	—	(4,757,923)	14,118,801
—	—	(2,018,191)	1,304,643	—	—
(82,287)	(1,537,311)	—	—	(952,125)	4,411,925
(13,195,147)	(22,071,710)	(7,538,846)	5,690,984	(5,710,048)	18,530,726
(9,301,211)	(39,789,032)	10,412,864	(32,756,931)	(689,349)	(19,304,332)

130,954,437	170,743,469	114,130,956	146,887,887	49,057,494	68,361,826
$ 121,653,226	$ 130,954,437	$ 124,543,820	$ 114,130,956	$ 48,368,145	$ 49,057,494

The accompanying notes are an integral part of the financial statements.
151

MML Series Investment Fund II (Continued)

Statements of Changes in Net Assets

	MML U.S. Government Money Market Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,069,719	$2,489,264
Net realized gain (loss)	228	67
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	10,069,947	2,489,331
Distributions to shareholders (Note 2):
Initial Class	(10,069,662)	(2,489,674)
Total distributions	(10,069,662)	(2,489,674)
Net fund share transactions (Note 5):
Initial Class	(30,130,437)	66,174,935
Increase (decrease) in net assets from fund share transactions	(30,130,437)	66,174,935
Total increase (decrease) in net assets	(30,130,152)	66,174,592
Net assets
Beginning of year	241,165,525	174,990,933
End of year	$ 211,035,373	$ 241,165,525

The accompanying notes are an integral part of the financial statements.
152

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$16.82	$0.36	$2.58	$2.94	$(0.31)	$—	$(0.31)	$19.45	17.62%	$490,890	0.45%	1.99%
12/31/22	20.84	0.28	(3.71)	(3.43)	(0.25)	(0.34)	(0.59)	16.82	(16.59%)	466,171	0.45%	1.56%
12/31/21	24.79	0.28	3.21	3.49	(0.57)	(6.87)	(7.44)	20.84	15.02%	620,820	0.44%	1.19%
12/31/20	22.93	0.51	2.37	2.88	—	(1.02)	(1.02)	24.79	12.87%	591,889	0.45%	2.26%
12/31/19	20.35	0.49	3.71	4.20	(0.53)	(1.09)	(1.62)	22.93	21.38%	574,827	0.45%	2.24%
Service Class
12/31/23	$16.69	$0.31	$2.56	$2.87	$(0.26)	$—	$(0.26)	$19.30	17.32%	$187,650	0.70%	1.74%
12/31/22	20.68	0.24	(3.69)	(3.45)	(0.20)	(0.34)	(0.54)	16.69	(16.80%)	172,514	0.70%	1.32%
12/31/21	24.66	0.22	3.19	3.41	(0.52)	(6.87)	(7.39)	20.68	14.74%	217,290	0.69%	0.95%
12/31/20	22.87	0.46	2.35	2.81	—	(1.02)	(1.02)	24.66	12.57%	185,705	0.70%	2.01%
12/31/19	20.29	0.43	3.71	4.14	(0.47)	(1.09)	(1.56)	22.87	21.08%	161,870	0.70%	1.99%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate[x]	6%	5%	8%	231%	132%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w
Effective November 18, 2020, the expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

x	Effective November 18, 2020, the amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
153

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.32	$0.39	$0.25	$0.64	$(0.37)	$(0.37)	$8.59	7.99%	$208,036	0.69%	0.57%	4.58%
12/31/22	10.06	0.31	(1.70)	(1.39)	(0.35)	(0.35)	8.32	(13.98%)	218,857	0.65%	0.57%	3.40%
12/31/21	10.44	0.29	(0.29)	(0.00)[d]	(0.38)	(0.38)	10.06	(0.01%)	294,648	0.60%	0.57%	2.86%
12/31/20	10.08	0.29	0.10	0.39	(0.03)	(0.03)	10.44	3.91%	315,514	0.62%	N/A	2.88%
12/31/19	9.61	0.35	0.48	0.83	(0.36)	(0.36)	10.08	8.73%	388,029	0.60%	0.60%[l]	3.55%
Service Class I
12/31/23	$8.27	$0.36	$0.26	$0.62	$(0.35)	$(0.35)	$8.54	7.79%	$12,459	0.94%	0.82%	4.34%
12/31/22	10.01	0.28	(1.69)	(1.41)	(0.33)	(0.33)	8.27	(14.26%)	11,896	0.90%	0.82%	3.16%
12/31/21	10.39	0.27	(0.29)	(0.02)	(0.36)	(0.36)	10.01	(0.18%)	13,571	0.85%	0.82%	2.61%
12/31/20	10.07	0.27	0.08	0.35	(0.03)	(0.03)	10.39	3.51%	12,458	0.87%	N/A	2.62%
12/31/19	9.59	0.33	0.48	0.81	(0.33)	(0.33)	10.07	8.53%	10,142	0.85%	0.85%[l]	3.28%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	166%	203%	193%	159%	54%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
154

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$26.76	$0.57	$1.74	$2.31	$(0.58)	$(2.22)	$(2.80)	$26.27	9.32%	$723,177	0.44%	2.17%
12/31/22	32.09	0.58	(2.13)	(1.55)	(0.49)	(3.29)	(3.78)	26.76	(4.65%)	726,478	0.45%	2.02%
12/31/21	25.04	0.46	7.09	7.55	(0.50)	—	(0.50)	32.09	30.26%	821,006	0.43%	1.55%
12/31/20	28.10	0.51	(0.12)aa	0.39	(0.59)	(2.86)	(3.45)	25.04	3.03%	686,468	0.45%	2.13%
12/31/19	24.16	0.57	5.42	5.99	(0.57)	(1.48)	(2.05)	28.10	25.92%	729,367	0.44%	2.14%
Service Class
12/31/23	$26.23	$0.49	$1.71	$2.20	$(0.50)	$(2.22)	$(2.72)	$25.71	9.05%	$78,993	0.69%	1.92%
12/31/22	31.52	0.50	(2.09)	(1.59)	(0.41)	(3.29)	(3.70)	26.23	(4.88%)	87,190	0.69%	1.76%
12/31/21	24.61	0.38	6.97	7.35	(0.44)	—	(0.44)	31.52	29.93%	104,959	0.68%	1.31%
12/31/20	27.68	0.44	(0.13)aa	0.31	(0.52)	(2.86)	(3.38)	24.61	2.77%	94,341	0.70%	1.88%
12/31/19	23.82	0.50	5.34	5.84	(0.50)	(1.48)	(1.98)	27.68	25.61%	97,058	0.69%	1.89%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	48%	90%	73%	82%	113%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa
The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.
155

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$10.47	$0.12	$2.07	$2.19	$(0.24)	$(0.02)	$(0.26)	$12.40	20.97%	$51,657	0.75%	0.70%	1.04%
12/31/22	13.83	0.13	(2.08)	(1.95)	—	(1.41)	(1.41)	10.47	(14.29%)	42,722	0.81%	0.76%	1.12%
12/31/21	14.79	0.10	3.85	3.95	(0.10)	(4.81)	(4.91)	13.83	28.37%	49,828	0.78%	0.73%	0.60%
12/31/20	12.40	0.14	2.68	2.82	(0.21)	(0.22)	(0.43)	14.79	22.92%	38,834	0.79%	0.79%[k]	1.13%
12/31/19	10.89	0.10	1.67	1.77	(0.05)	(0.21)	(0.26)	12.40	16.50%	31,593	0.86%	0.83%	0.84%
Service Class I
12/31/23	$10.37	$0.09	$2.04	$2.13	$(0.17)	$(0.02)	$(0.19)	$12.31	20.62%	$1,937	1.00%	0.95%	0.79%
12/31/22	13.74	0.10	(2.06)	(1.96)	—	(1.41)	(1.41)	10.37	(14.46%)	2,074	1.05%	1.00%	0.86%
12/31/21	14.73	0.05	3.83	3.88	(0.06)	(4.81)	(4.87)	13.74	28.00%	2,731	1.03%	0.98%	0.34%
12/31/20	12.36	0.11	2.66	2.77	(0.18)	(0.22)	(0.40)	14.73	22.57%	2,210	1.04%	1.04%[k]	0.88%
12/31/19	10.85	0.07	1.67	1.74	(0.02)	(0.21)	(0.23)	12.36	16.30%	1,898	1.11%	1.08%	0.59%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	331%	335%	218%	137%	172%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
156

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.16	$0.52	$0.52	$1.04	$(0.59)	$(0.59)	$8.61	13.21%	$8,029	1.00%	0.96%	6.25%
12/31/22	10.02	0.49	(1.66)	(1.17)	(0.69)	(0.69)	8.16	(11.81%)	15,562	1.00%	0.96%	5.50%
12/31/21	10.10	0.58	0.23	0.81	(0.89)	(0.89)	10.02	8.23%	24,481	0.89%	0.83%	5.62%
12/31/20	9.57	0.55	(0.02)	0.53	(0.00)[d]	(0.00)[d]	10.10	5.56%	50,805	0.87%	0.80%	5.93%
12/31/19	9.07	0.57	0.52	1.09	(0.59)	(0.59)	9.57	12.25%	86,651	0.88%	0.80%	5.98%
Service Class I
12/31/23	$8.07	$0.50	$0.50	$1.00	$(0.58)	$(0.58)	$8.49	12.82%	$43,377	1.24%	1.20%	6.03%
12/31/22	9.92	0.47	(1.64)	(1.17)	(0.68)	(0.68)	8.07	(11.97%)	41,168	1.26%	1.21%	5.27%
12/31/21	10.04	0.55	0.22	0.77	(0.89)	(0.89)	9.92	7.88%	52,650	1.14%	1.08%	5.40%
12/31/20	9.53	0.52	(0.01)	0.51	(0.00)[d]	(0.00)[d]	10.04	5.38%	46,727	1.12%	1.05%	5.69%
12/31/19	9.04	0.54	0.52	1.06	(0.57)	(0.57)	9.53	11.86%	47,405	1.13%	1.05%	5.73%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	38%	45%	61%	73%	54%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
157

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including (interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)jp	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Initial Class
12/31/23	$8.67	$0.36	$0.10	$0.46	$(0.41)	$—	$(0.41)	$8.72	5.43%	$145,054	0.66%	0.60%	0.60%	4.07%
12/31/22	11.12	0.28	(1.70)	(1.42)	(0.27)	(0.76)	(1.03)	8.67	(13.35%)	161,191	0.64%	0.60%	0.60%	2.79%
12/31/21	11.41	0.17	0.55	0.72	(0.13)	(0.88)	(1.01)	11.12	6.40%	240,863	0.60%	0.60%[n]	0.60%[n]	1.51%
12/31/20	10.28	0.17	0.97	1.14	(0.01)	—	(0.01)	11.41	11.11%	288,026	0.75%	0.74%	0.60%	1.54%
12/31/19	9.72	0.23	0.58	0.81	(0.25)	—	(0.25)	10.28	8.31%	314,261	2.34%	0.00%	0.60%	2.29%
Service Class
12/31/23	$8.59	$0.33	$0.09	$0.42	$(0.38)	$—	$(0.38)	$8.63	5.05%	$40,131	0.91%	0.85%	0.85%	3.83%
12/31/22	11.03	0.25	(1.68)	(1.43)	(0.25)	(0.76)	(1.01)	8.59	(13.59%)	43,119	0.89%	0.85%	0.85%	2.57%
12/31/21	11.33	0.14	0.54	0.68	(0.10)	(0.88)	(0.98)	11.03	6.12%	52,977	0.85%	0.85%[n]	0.85%[n]	1.25%
12/31/20	10.23	0.14	0.97	1.11	(0.01)	—	(0.01)	11.33	10.88%	46,181	0.98%	0.98%[k]	0.85%	1.29%
12/31/19	9.68	0.20	0.58	0.78	(0.23)	—	(0.23)	10.23	8.05%	43,237	2.59%	0.00%	0.85%	2.02%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	74%	76%	98%	84%	44%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

n	Expenses incurred during the period fell under the expense cap.
p
Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.
158

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML iShares® 60/40 Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j,w]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.64	$0.20	$1.12	$1.32	$(0.17)	$—	$—	$(0.17)	$9.79	15.24%	$25,214	0.68%	0.46%	2.13%
12/31/22[g]	10.00	0.15	(1.36)	(1.21)	(0.14)	—	(0.01)	(0.15)	8.64	(12.14%)[b]	21,878	0.70%[a]	0.46%[a]	1.82%[a]
Service Class I
12/31/23	$8.63	$0.19	$1.10	$1.29	$(0.15)	$—	$—	$(0.15)	$9.77	14.99%	$12,597	0.93%	0.71%	2.03%
12/31/22[g]	10.00	0.14	(1.38)	(1.24)	(0.12)	—	(0.01)	(0.13)	8.63	(12.37%)[b]	5,163	0.91%[a]	0.71%[a]	1.85%[a]

	Year ended December 31, 2023	Period ended December 31, 2022[b]
Portfolio turnover rate[x]	5%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	Fund commenced operations on February 11, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
159

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML iShares® 80/20 Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j,w]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.54	$0.18	$1.41	$1.59	$(0.14)	$—	$—	$(0.14)	$9.99	18.64%	$25,640	0.60%	0.46%	1.89%
12/31/22[g]	10.00	0.14	(1.47)	(1.33)	(0.12)	—	(0.01)	(0.13)	8.54	(13.28%)[b]	21,604	0.66%[a]	0.46%[a]	1.76%[a]
Service Class I
12/31/23	$8.54	$0.17	$1.38	$1.55	$(0.12)	$—	$—	$(0.12)	$9.97	18.22%	$38,057	0.85%	0.71%	1.83%
12/31/22[g]	10.00	0.14	(1.48)	(1.34)	(0.11)	—	(0.01)	(0.12)	8.54	(13.40%)[b]	18,703	0.86%[a]	0.71%[a]	1.82%[a]

	Year ended December 31, 2023	Period ended December 31, 2022[b]
Portfolio turnover rate[x]	8%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	Fund commenced operations on February 11, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.
160

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$10.60	$0.50	$0.18	$0.68	$(0.43)	$—	$(0.43)	$10.85	6.70%	$484,522	0.45%	4.66%
12/31/22	13.02	0.35	(2.29)	(1.94)	(0.36)	(0.12)	(0.48)	10.60	(15.01%)	568,357	0.44%	3.02%
12/31/21	13.59	0.29	(0.18)	0.11	(0.43)	(0.25)	(0.68)	13.02	0.81%	762,726	0.42%	2.20%
12/31/20	12.64	0.42	0.54	0.96	(0.01)	—	(0.01)	13.59	7.62%	756,218	0.43%	3.25%
12/31/19	11.93	0.43	0.74	1.17	(0.46)	—	(0.46)	12.64	9.85%	846,138	0.42%	3.43%
Service Class
12/31/23	$10.55	$0.47	$0.19	$0.66	$(0.40)	$—	$(0.40)	$10.81	6.43%	$167,588	0.70%	4.42%
12/31/22	12.95	0.32	(2.27)	(1.95)	(0.33)	(0.12)	(0.45)	10.55	(15.22%)	184,737	0.69%	2.76%
12/31/21	13.53	0.26	(0.19)	0.07	(0.40)	(0.25)	(0.65)	12.95	0.56%	258,923	0.67%	1.96%
12/31/20	12.61	0.39	0.54	0.93	(0.01)	—	(0.01)	13.53	7.40%	271,928	0.68%	3.01%
12/31/19	11.91	0.40	0.73	1.13	(0.43)	—	(0.43)	12.61	9.57%	265,691	0.67%	3.19%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	215%	243%	263%	226%	260%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
161

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$8.65	$0.32	$0.27	$0.59	$(0.33)	$(0.33)	$8.91	6.94%	$88,746	0.58%	N/A	3.69%
12/31/22	9.71	0.22	(0.97)	(0.75)	(0.31)	(0.31)	8.65	(7.79%)	98,969	0.59%	N/A	2.39%
12/31/21	9.84	0.20	(0.00)[d]	0.20	(0.33)	(0.33)	9.71	2.01%	133,235	0.55%	N/A	2.05%
12/31/20	9.69	0.29	(0.14)	0.15	(0.00)[d]	(0.00)[d]	9.84	1.55%	142,514	0.56%	N/A	3.00%
12/31/19	9.59	0.29	0.13	0.42	(0.32)	(0.32)	9.69	4.45%	171,740	0.57%	0.57%[k]	3.00%
Service Class I
12/31/23	$8.62	$0.30	$0.27	$0.57	$(0.31)	$(0.31)	$8.88	6.70%	$32,907	0.82%	N/A	3.45%
12/31/22	9.67	0.19	(0.96)	(0.77)	(0.28)	(0.28)	8.62	(8.00%)	31,985	0.85%	N/A	2.16%
12/31/21	9.81	0.18	(0.01)	0.17	(0.31)	(0.31)	9.67	1.69%	37,508	0.80%	N/A	1.80%
12/31/20	9.68	0.26	(0.13)	0.13	(0.00)[d]	(0.00)[d]	9.81	1.34%	47,956	0.81%	N/A	2.74%
12/31/19	9.58	0.27	0.13	0.40	(0.30)	(0.30)	9.68	4.17%	36,270	0.82%	0.82%[k]	2.76%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	19%	26%	64%	44%	53%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
162

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$9.39	$0.05	$1.61	$1.66	$(0.13)	$—	$(0.13)	$10.92	17.81%	$99,251	0.73%	0.50%
12/31/22	12.76	0.06	(2.02)	(1.96)	(0.08)	(1.33)	(1.41)	9.39	(15.88%)	90,514	0.73%	0.59%
12/31/21	11.11	0.03	2.46	2.49	(0.06)	(0.78)	(0.84)	12.76	22.75%	116,599	0.69%	0.20%
12/31/20	9.34	0.07	1.84	1.91	(0.05)	(0.09)	(0.14)	11.11	20.70%	104,243	0.73%	0.77%
12/31/19	8.17	0.07	1.96	2.03	(0.05)	(0.81)	(0.86)	9.34	26.46%	94,712	0.74%	0.79%
Service Class
12/31/23	$9.14	$0.02	$1.57	$1.59	$(0.10)	$—	$(0.10)	$10.63	17.52%	$25,293	0.98%	0.25%
12/31/22	12.46	0.04	(1.98)	(1.94)	(0.05)	(1.33)	(1.38)	9.14	(16.09%)	23,617	0.98%	0.34%
12/31/21	10.87	(0.01)bb	2.41	2.40	(0.03)	(0.78)	(0.81)	12.46	22.45%	30,289	0.94%	(0.05%)
12/31/20	9.14	0.04	1.81	1.85	(0.03)	(0.09)	(0.12)	10.87	20.39%	25,345	0.98%	0.52%
12/31/19	8.01	0.05	1.91	1.96	(0.02)	(0.81)	(0.83)	9.14	26.15%	22,695	0.99%	0.54%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	36%	29%	30%	36%	27%

c	Per share amount calculated on the average shares method.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb
The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.
163

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/23	$4.83	$0.04	$0.47	$0.51	$(0.01)	$—	$(0.01)	$5.33	10.47%	$36,292	1.49%	1.25%	0.80%
12/31/22	10.50	0.03	(2.79)	(2.76)	(0.26)	(2.65)	(2.91)	4.83	(26.58%)	37,218	1.70%	1.30%	0.46%
12/31/21	14.43	0.00d,bb	(1.01)	(1.01)	—	(2.92)	(2.92)	10.50	(8.06%)	51,825	1.45%	1.35%	0.00%[e]
12/31/20	12.67	(0.01)	2.16	2.15	(0.05)	(0.34)	(0.39)	14.43	17.55%	96,846	1.40%	1.35%	(0.05%)
12/31/19	10.12	0.05	2.53	2.58	(0.03)	—	(0.03)	12.67	25.53%	125,192	1.33%	1.29%	0.45%
Service Class I
12/31/23	$4.82	$0.03	$0.46	$0.49	$—	$—	$—	$5.31	10.17%	$12,076	1.74%	1.50%	0.53%
12/31/22	10.47	0.01	(2.77)	(2.76)	(0.24)	(2.65)	(2.89)	4.82	(26.68%)	11,840	1.95%	1.55%	0.22%
12/31/21	14.43	(0.03)	(1.01)	(1.04)	—	(2.92)	(2.92)	10.47	(8.29%)	16,537	1.70%	1.60%	(0.20%)
12/31/20	12.68	(0.04)	2.15	2.11	(0.02)	(0.34)	(0.36)	14.43	17.18%	17,536	1.65%	1.60%	(0.32%)
12/31/19	10.13	0.02	2.53	2.55	(0.00)[d]	—	(0.00)[d]	12.68	25.18%	17,174	1.58%	1.54%	0.19%

	Year ended December 31
	2023	2022	2021	2020	2019
Portfolio turnover rate	35%	51%	51%	35%	31%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb
The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.
164

MML Series Investment Fund II (Continued)

Financial Highlights (For a share outstanding throughout each period)
MML U. S. Government Money Market Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/23	$1.00	$0.05	$0.00[d]	$0.05	$(0.05)	$—	$(0.05)	$1.00	4.63%	$211,035	0.52%	N/A	4.51%
12/31/22	1.00	0.01	0.00[d]	0.01	(0.01)	—	(0.01)	1.00	1.22%	241,166	0.54%	0.41%	1.31%
12/31/21	1.00	0.00[d]	0.00[d]	0.00 [d]	—	—	—	1.00	0.00%	174,991	0.52%	0.05%	0.00%[e]
12/31/20	1.00	0.00[d]	0.00[d]	0.00 [d]	(0.00)[d]	—	(0.00)[d]	1.00	0.23%	223,388	0.52%	0.30%	0.21%
12/31/19	1.00	0.02	0.00[d]	0.02	(0.02)	—	(0.02)	1.00	1.71%	174,899	0.54%	N/A	1.69%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m
Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.
165

Notes to Financial Statements

1.	The Funds
MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):
MML Blend Fund (“Blend Fund”)
MML Dynamic Bond Fund (“Dynamic Bond Fund”)
MML Equity Fund (“Equity Fund”)
MML Equity Rotation Fund (“Equity Rotation Fund”)
MML High Yield Fund (“High Yield Fund”)
MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)
MML iShares® 60/40 Allocation Fund (“iShares 60/40 Allocation Fund”)
MML iShares® 80/20 Allocation Fund (“iShares 80/20 Allocation Fund”)
MML Managed Bond Fund (“Managed Bond Fund”)
MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)
MML Small Cap Equity Fund (“Small Cap Equity Fund”)
MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)
MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)
The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.
Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.
The Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund invest substantially all of their investable assets in shares of ETFs advised by an affiliate of the Funds’ subadviser, BlackRock Investment Management, LLC (“Underlying ETFs”). The financial statements of the applicable Underlying ETFs are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.
2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

166

Notes to Financial Statements (Continued)

Investment Valuation
The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if MML Advisers determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.
The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.  The Funds may use fair value pricing more frequently for securities

167

Notes to Financial Statements (Continued)

primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.
Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using alternate valuation approaches including the following:
Market approach: considers factors including the price of recent investments in the same or similar security or financial metrics of comparable securities.
Income approach: considers factors including expected future cash flows, security specific risks, and corresponding discount rates.
Cost approach: considers factors including the value of the security’s underlying assets and liabilities.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

168

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.
In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.
The iShares 60/40 Allocation Fund characterized all investments at Level 1, as of December 31, 2023. The iShares 80/20 Allocation Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2023. The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2023. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
The following is the aggregate value by input level, as of December 31, 2023, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Mutual Funds	$ 678,137,865	$ —	$ —	$678,137,865
Short-Term Investments	2,235,650	523,761	—	2,759,411
Total Investments	$680,373,515	$523,761	$—	$680,897,276
Dynamic Bond Fund
Asset Investments
Bank Loans	$—	$6,298,651	$—	$6,298,651
Corporate Debt	—	84,611,740	—	84,611,740
Non-U.S. Government Agency Obligations	—	29,508,219	—	29,508,219
Sovereign Debt Obligations	—	14,415,874	—	14,415,874
U.S. Government Agency Obligations and Instrumentalities	—	77,436,652	—	77,436,652
U.S. Treasury Obligations	—	3,247,978	—	3,247,978
Purchased Options	134,758	10,823	—	145,581
Short-Term Investments	3,517,875	2,311,936	—	5,829,811
Total Investments	$3,652,633	$217,841,873	$—	$221,494,506
Asset Derivatives
Forward Contracts	$—	$681,438	$—	$681,438
Futures Contracts	4,284,479	—	—	4,284,479
Swap Agreements	—	1,524,143	—	1,524,143
Total	$4,284,479	$2,205,581	$—	$6,490,060
Liability Derivatives
Forward Contracts	$—	$(253,555)	$ —	$ (253,555)
Futures Contracts	(1,149,902)	—	—	(1,149,902)
Swap Agreements	—	(20,696)	—	(20,696)
Written Options	(205,348)	(25,846)	—	(231,194)
Total	$(1,355,250)	$(300,097)	$—	$(1,655,347)

169

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Equity Fund
Asset Investments
Common Stock	$789,141,206	$2,146,552*	$—	$791,287,758
Mutual Funds	4,858,350	—	—	4,858,350
Short-Term Investments	2,852,427	2,736,876	—	5,589,303
Total Investments	$796,851,983	$4,883,428	$—	$801,735,411
Equity Rotation Fund
Asset Investments
Common Stock	$53,496,801	$—	$2,180	$53,498,981
Short-Term Investments	19,200	117,644	—	136,844
Total Investments	$53,516,001	$117,644	$2,180	$53,635,825
High Yield Fund
Asset Investments
Bank Loans	$—	$3,336,922	$—	$3,336,922
Corporate Debt	—	45,663,667	—	45,663,667
Short-Term Investments	2,062,478	3,019,381	—	5,081,859
Total Investments	$2,062,478	$52,019,970	$—	$54,082,448
Inflation-Protected and Income Fund
Asset Investments
Non-U.S. Government Agency Obligations	$—	$83,836,561	$—	$83,836,561
U.S. Government Agency Obligations and Instrumentalities	—	20,940,477	—	20,940,477
U.S. Treasury Obligations	—	33,637,403	—	33,637,403
Short-Term Investments	—	45,207,739	—	45,207,739
Total Investments	$—	$183,622,180	$—	$183,622,180
Asset Derivatives
Futures Contracts	$1,056	$—	$—	$1,056
Swap Agreements	—	5,448,948	—	5,448,948
Total	$1,056	$5,448,948	$—	$5,450,004
Liability Derivatives
Futures Contracts	$(446,019)	$—	$—	$(446,019)
Swap Agreements	—	(247,984)	—	(247,984)
Total	$(446,019)	$(247,984)	$—	$(694,003)
Managed Bond Fund
Asset Investments
Corporate Debt	$ —	$ 250,865,519	$ —	$ 250,865,519
Non-U.S. Government Agency Obligations	—	156,949,334	—	156,949,334
Sovereign Debt Obligations	—	1,418,288	—	1,418,288
U.S. Government Agency Obligations and Instrumentalities	—	186,666,733	—	186,666,733
U.S. Treasury Obligations	—	53,407,433	—	53,407,433
Short-Term Investments	637,775	71,670,327	—	72,308,102
Total Investments	$637,775	$720,977,634	$—	$721,615,409
Asset Derivatives
Futures Contracts	$4,932,616	$—	$—	$4,932,616
Swap Agreements	—	988,377	—	988,377
Total	$4,932,616	$988,377	$—	$5,920,993

170

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Managed Bond Fund (Continued)
Liability Derivatives
Futures Contracts	$(51,709)	$—	$—	$(51,709)
Swap Agreements	—	(3,830,462)	—	(3,830,462)
Total	$(51,709)	$(3,830,462)	$—	$(3,882,171)
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$54,125,869	$—	$54,125,869
Non-U.S. Government Agency Obligations	—	42,911,319	—	42,911,319
U.S. Government Agency Obligations and Instrumentalities	—	2,043,996	—	2,043,996
U.S. Treasury Obligations	—	679,328	—	679,328
Short-Term Investments	565,030	20,203,573	—	20,768,603
Total Investments	$565,030	$119,964,085	$—	$120,529,115
Asset Derivatives
Futures Contracts	$680,756	$—	$—	$680,756
Swap Agreements	—	88,530	—	88,530
Total	$680,756	$88,530	$—	$769,286
Liability Derivatives
Futures Contracts	$(487,196)	$—	$—	$(487,196)
Swap Agreements	—	(352,261)	—	(352,261)
Total	$(487,196)	$(352,261)	$—	$(839,457)
Small Cap Equity Fund
Asset Investments
Common Stock	$123,493,972	$—	$—	$123,493,972
Short-Term Investments	1,041,450	1,126,082	—	2,167,532
Total Investments	$124,535,422	$1,126,082	$—	$125,661,504
Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Brazil	$860,672	$2,175,946	$—	$3,036,618
Chile	208,169	286,155	—	494,324
China	6,978,328	2,302,495	—	9,280,823
France	—	3,023,507	—	3,023,507
Hong Kong	—	29,530	—	29,530
India	—	8,372,134	—	8,372,134
Indonesia	—	624,600	—	624,600
Italy	127,895	657,366	—	785,261
Japan	—	718,532	—	718,532
Mexico	6,238,177	—	—	6,238,177
Netherlands	286,083	—	—	286,083
Peru	525,505	—	—	525,505
Philippines	—	585,155	—	585,155
Poland	—	16,467	—	16,467
Portugal	—	670,603	—	670,603
Republic of Korea	—	4,790,061	—	4,790,061
Russia	—	—	—+	—
South Africa	—	485,431	—	485,431

171

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Switzerland	—	1,819,616	—	1,819,616
Taiwan	—	4,222,896	—	4,222,896
Turkey	—	100,048	—	100,048
Preferred Stock*
Brazil	—	500,786	—	500,786
Rights	288	—	—	288
Short-Term Investments	—	1,606,526	—	1,606,526
Total Investments	$ 15,225,117	$ 32,987,854	$ —	$ 48,212,971

*
Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

+	Represents a security at $0 value as of December 31, 2023.
For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and cash collateral pledged for open derivatives, as well as any applicable liabilities for investments purchased on a delayed delivery basis, cash collateral held for open derivatives, cash collateral held for when-issued securities, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2023.
The Funds had no Level 3 transfers during the year ended December 31, 2023.
Derivative Instruments
Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

172

Notes to Financial Statements (Continued)

At December 31, 2023, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Dynamic Bond Fund
Asset Derivatives
Purchased Options*	$ —	$ —	$ 10,823	$ —	$ 10,823
Purchased Options*,^^^	—	—	—	134,758	134,758
Forward Contracts*	—	—	681,438	—	681,438
Futures Contracts^^	—	—	—	4,284,479	4,284,479
Swap Agreements^^,^^^	797,664	—	—	726,479	1,524,143
Total Value	$797,664	$—	$692,261	$5,145,716	$6,635,641
Liability Derivatives
Forward Contracts^	$—	$—	$(253,555)	$—	$(253,555)
Futures Contracts^^	—	—	—	(1,149,902)	(1,149,902)
Swap Agreements^	—	—	—	(2,110)	(2,110)
Swap Agreements^^,^^^	(15,718)	—	—	(2,868)	(18,586)
Written Options^	—	—	(25,846)	—	(25,846)
Written Options^,^^^	—	—	—	(205,348)	(205,348)
Total Value	$(15,718)	$—	$(279,401)	$(1,360,228)	$(1,655,347)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(69,510)	$(2,221,414)	$(2,290,924)
Forward Contracts	—	—	(186,770)	—	(186,770)
Futures Contracts	—	—	—	(2,205,924)	(2,205,924)
Swap Agreements	951,147	—	—	949,692	1,900,839
Written Options	—	—	37,075	2,375,382	2,412,457
Total Realized Gain (Loss)	$951,147	$—	$(219,205)	$(1,102,264)	$(370,322)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$(23,004)	$26,711	$3,707
Forward Contracts	—	—	(411,014)	—	(411,014)
Futures Contracts	—	—	—	3,531,118	3,531,118
Swap Agreements	(48,552)	—	—	(1,814,025)	(1,862,577)
Written Options	—	—	(9,007)	42,938	33,931
Total Change in Appreciation (Depreciation)	$(48,552)	$—	$(443,025)	$1,786,742	$1,295,165
Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$1,056	$1,056
Swap Agreements*	—	4,747,516	—	—	4,747,516
Swap Agreements^^,^^^	—	—	—	701,432	701,432
Total Value	$—	$4,747,516	$—	$702,488	$5,450,004
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(446,019)	$(446,019)
Swap Agreements^^,^^^	—	—	—	(247,984)	(247,984)
Total Value	$—	$—	$—	$(694,003)	$(694,003)

173

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Inflation-Protected and Income Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$ —	$1,055,612	$1,055,612
Swap Agreements	—	(16,101,352)	—	8,409	(16,092,943)
Total Realized Gain (Loss)	$—	$ (16,101,352)	$—	$ 1,064,021	$ (15,037,331)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$—	$(464,456)	$(464,456)
Swap Agreements	—	13,944,463	—	624,509	14,568,972
Total Change in Appreciation (Depreciation)	$—	$13,944,463	$—	$160,053	$14,104,516
Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$4,932,616	$4,932,616
Swap Agreements^^,^^^	—	—	—	988,377	988,377
Total Value	$—	$—	$—	$5,920,993	$5,920,993
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(51,709)	$(51,709)
Swap Agreements^^,^^^	(2,137,630)	—	—	(1,692,832)	(3,830,462)
Total Value	$(2,137,630)	$—	$—	$(1,744,541)	$(3,882,171)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$—	$(8,605,744)	$(8,605,744)
Swap Agreements	(2,034,522)	—	—	(728,014)	(2,762,536)
Total Realized Gain (Loss)	$(2,034,522)	$—	$—	$(9,333,758)	$(11,368,280)
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$—	$4,778,253	$4,778,253
Swap Agreements	(560,343)	—	—	(704,455)	(1,264,798)
Total Change in Appreciation (Depreciation)	$(560,343)	$—	$—	$4,073,798	$3,513,455
Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$680,756	$680,756
Swap Agreements^^,^^^	—	—	—	88,530	88,530
Total Value	$—	$—	$—	$769,286	$769,286
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(487,196)	$(487,196)
Swap Agreements^^,^^^	(194,330)	—	—	(157,931)	(352,261)
Total Value	$(194,330)	$—	$—	$(645,127)	$(839,457)
Realized Gain (Loss)#
Futures Contracts	$—	$—	$—	$(25,434)	$(25,434)
Swap Agreements	(184,957)	—	—	(70,186)	(255,143)
Total Realized Gain (Loss)	$(184,957)	$—	$—	$(95,620)	$(280,577)

174

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Short-Duration Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$ —	$ —	$ —	$ 203,217	$ 203,217
Swap Agreements	(50,940)	—	—	(69,401)	(120,341)
Total Change in Appreciation (Depreciation)	$(50,940)	$—	$—	$133,816	$82,876

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^
Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps or exchange-traded purchased and written options, which are not subject to a master netting agreement or similar agreement.
#
Statements of Operations location: Amounts are included in net realized gain (loss) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##
Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended December 31, 2023, the average number of contracts, notional amounts, or shares/units outstanding for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Dynamic Bond Fund	1,447	$ 26,744,943	$126,984,480	1,856,909	1,509,090
Inflation-Protected and Income Fund	236	—	262,549,216	—	—
Managed Bond Fund	995	—	333,863,000	—	—
Short-Duration Bond Fund	556	—	30,436,700	—	—

†
As applicable, amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2023.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2023. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

175

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2023.
Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Dynamic Bond Fund
Bank of America N.A.	$ 45,037	$ —	$ —	$ 45,037
BNP Paribas SA	327,121	(80,484)	—	246,637
Citibank N.A.	1,732	—	—	1,732
Goldman Sachs & Co.	23,520	(12,308)	—	11,212
JP Morgan Chase Bank N.A.	594	(594)	—	—
Morgan Stanley & Co. LLC	294,257	(9,122)	—	285,135
	$692,261	$(102,508)	$—	$589,753
Inflation-Protected and Income Fund
BNP Paribas SA	$1,905,229	$—	$(1,210,000)	$695,229
Goldman Sachs International	2,842,287	—	(1,940,000)	902,287
	$4,747,516	$—	$(3,150,000)	$1,597,516

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2023.
Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Dynamic Bond Fund
BNP Paribas SA	$ (80,484)	$ 80,484	$ —	$ —
Goldman Sachs & Co.	(12,308)	12,308	—	—
JP Morgan Chase Bank N.A.	(179,597)	594	30,000	(149,003)
Morgan Stanley & Co. LLC	(9,122)	9,122	—	—
	$(281,511)	$102,508	$30,000	$(149,003)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†
The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty.  The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive.  In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.
Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2023, are discussed below.

176

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.
A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.
Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.
Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.
A Fund’s current exposure to a counterparty is the unrealized appreciation (depreciation) on the contract.
Futures Contracts
A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.
Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.
Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the

177

Notes to Financial Statements (Continued)

Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.
Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.
When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.
Swap Agreements
Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).
Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own

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securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.
Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked to market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations.  Only a limited number of transaction types are currently eligible for clearing.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.
A Fund’s current exposure to a counterparty is the fair value of the transaction.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

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Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.
Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.
Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.
Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.
Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.
OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC

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option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.
Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.
When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.
Hybrid Instruments
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

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The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.
Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.
Certain Funds may receive or pay fees associated with investments in bank loans. These fees are included as interest income on a Fund’s Statement of Operations. These fees include all income and expenses associated with the processing and maintenance of these types of loans, including but not limited to consent fee income, amendment fees, and closing fees.
At December 31, 2023, the Funds had no unfunded bank loan commitments.
Repurchase Agreements
Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.
When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions
A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and

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the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value by MML Advisers. A Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, a Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.
A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Securities Lending
Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).
Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2023, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

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Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.
The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2023, is reflected as securities lending income on the Statement of Operations.
Accounting for Investment Transactions
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.
Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.
Allocation of Operating Activity
In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets. In addition, each of the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying ETFs. Because the Underlying ETFs have varied expense and fee levels, and the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund may own different proportions of Underlying ETFs at different times, the amount of fees and expenses indirectly incurred by each of the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund will vary.

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Foreign Securities
The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds, except for the Blend Fund, iShares 60/40 Allocation Fund, and iShares 80/20 Allocation Fund, may also invest in foreign securities. In addition, certain Underlying ETFs may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.
Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to U.S. federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for U.S. federal income tax.
Dividends and Distributions to Shareholders
Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

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Notes to Financial Statements (Continued)

3.	Investment Advisory Fees and Other Transactions
Investment Advisory Fees and Investment Subadvisers
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives investment advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Blend Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
iShares 60/40 Allocation Fund	0.30% on the first $2 billion; and
0.28% on any excess over $2 billion
iShares 80/20 Allocation Fund	0.30% on the first $2 billion; and
0.28% on any excess over $2 billion
Managed Bond Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund	1.00% on the first $500 million; and
0.95% on any excess over $500 million
U.S. Government Money Market Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

186

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund*	0.20%
Inflation-Protected and Income Fund*	0.08%
Managed Bond Fund*	0.10%
Short-Duration Bond Fund*	0.08%
U.S. Government Money Market Fund	0.05%

*
Baring International Investment Limited (“BIIL”), a wholly-owned subsidiary of Barings, serves as a sub-subadviser of the Fund. BIIL does not receive a fee from Barings under the sub-subadvisory agreement with Barings.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Blend Fund	BlackRock Investment Management, LLC
Dynamic Bond Fund	Western Asset Management Company, LLC; and Western Asset Management Company Limited
Equity Fund	Brandywine Global Investment Management, LLC; and
T. Rowe Price Associates, Inc.
Equity Rotation Fund*	Invesco Advisers, Inc.
iShares 60/40 Allocation Fund	BlackRock Investment Management, LLC
iShares 80/20 Allocation Fund	BlackRock Investment Management, LLC
Small Cap Equity Fund	Invesco Advisers, Inc.
Strategic Emerging Markets Fund	Invesco Advisers, Inc.

*	Invesco Capital Management LLC serves as a sub-subadviser of the Fund.
The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the investment advisory fees previously disclosed above.

187

Notes to Financial Statements (Continued)

Administration Fees
For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
iShares 60/40 Allocation Fund	0.15%	0.15%
iShares 80/20 Allocation Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Distribution and Service Fees
MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.
Expense Caps and Waivers
MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
Dynamic Bond Fund+,*	0.57%	0.82%
Strategic Emerging Markets Fund*	1.25%	1.50%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
+	Expense caps in effect May 1, 2023 through April 30, 2024.
*	Expense caps in effect through April 30, 2024.
Prior to May 1, 2023, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Dynamic Bond Fund	0.57%	0.82%

188

Notes to Financial Statements (Continued)

Effective May 1, 2023, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Initial Class	Service Class
Inflation-Protected and Income Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2024.
Prior to May 1, 2023, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Initial Class	Service Class
Inflation-Protected and Income Fund	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
iShares 60/40 Allocation Fund*	0.50%	0.75%
iShares 80/20 Allocation Fund*	0.50%	0.75%

*	Expense caps in effect through April 30, 2024.
MML Advisers has agreed to waive 0.02% of the investment advisory fee of the Dynamic Bond Fund through April 30, 2024.
MML Advisers has agreed to waive 0.05% of the investment advisory fee of the Equity Rotation Fund through April 30, 2024.
MML Advisers has agreed to waive 0.04% of the investment advisory fee of the High Yield Fund through April 30, 2024.
MML Advisers has agreed to voluntarily waive some or all of its investment advisory fees and, if necessary, reimburse some or all of the U.S. Government Money Market Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.
Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

189

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions
The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2023, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Equity Fund	$6,505
Small Cap Equity Fund	4,657
Strategic Emerging Markets Fund	275

Deferred Compensation
Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Payables for Trustees’ fees and expenses in the Statements of Assets and Liabilities.
Other
Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.
4. Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2023, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$ —	$ 38,214,851	$ —	$ 92,580,502
Dynamic Bond Fund	353,712,562	19,618,943	362,816,251	39,766,000
Equity Fund	—	376,562,670	—	438,824,841
Equity Rotation Fund	—	163,646,868	—	163,705,022
High Yield Fund	—	18,681,472	—	27,141,215
Inflation-Protected and Income Fund	94,091,003	30,125,718	113,167,139	59,509,747
iShares 60/40 Allocation Fund	—	8,538,479	—	1,669,886
iShares 80/20 Allocation Fund	—	19,592,522	—	4,106,672
Managed Bond Fund	1,345,738,315	130,792,137	1,360,731,133	230,333,909
Short-Duration Bond Fund	—	20,797,887	134,404	42,154,764
Small Cap Equity Fund	—	41,574,929	—	48,547,446
Strategic Emerging Markets Fund	—	16,490,169	—	22,465,774

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

190

Notes to Financial Statements (Continued)

	Purchases	Sales	Realized Gains/ Losses
Equity Fund	$ —	$ 434,480	$ 75,775
Small Cap Equity Fund	—	632,056	366,348

5. Capital Share Transactions
Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	431,520	$ 7,791,076	413,895	$ 7,595,157
Issued as reinvestment of dividends	444,011	8,071,967	924,158	16,406,451
Redeemed	(3,351,927)	(60,379,037)	(3,420,951)	(62,167,555)
Net increase (decrease)	(2,476,396)	$(44,515,994)	(2,082,898)	$(38,165,947)
Blend Fund Service Class
Sold	398,723	$7,058,461	796,956	$14,877,306
Issued as reinvestment of dividends	143,914	2,598,291	320,969	5,658,892
Redeemed	(1,156,043)	(20,572,218)	(1,291,832)	(22,781,897)
Net increase (decrease)	(613,406)	$(10,915,466)	(173,907)	$(2,245,699)
Dynamic Bond Fund Class II
Sold	1,614,852	$13,478,257	413,305	$3,764,194
Issued as reinvestment of dividends	1,111,140	9,000,237	1,071,670	9,323,527
Redeemed	(4,827,007)	(40,522,998)	(4,464,133)	(40,168,430)
Net increase (decrease)	(2,101,015)	$(18,044,504)	(2,979,158)	$(27,080,709)
Dynamic Bond Fund Service Class I
Sold	196,961	$1,661,505	182,639	$1,609,351
Issued as reinvestment of dividends	63,152	509,004	51,438	445,452
Redeemed	(239,508)	(2,013,929)	(152,018)	(1,337,379)
Net increase (decrease)	20,605	$156,580	82,059	$717,424
Equity Fund Initial Class
Sold	379,778	$9,962,975	454,545	$13,017,612
Issued as reinvestment of dividends	2,906,950	71,603,235	3,501,111	92,352,834
Redeemed	(2,907,290)	(75,856,771)	(2,392,894)	(68,735,444)
Net increase (decrease)	379,438	$5,709,439	1,562,762	$36,635,002
Equity Fund Service Class
Sold	105,158	$2,726,987	129,630	$3,689,535
Issued as reinvestment of dividends	330,736	7,978,721	438,673	11,352,115
Redeemed	(687,141)	(17,681,102)	(574,345)	(16,216,400)
Net increase (decrease)	(251,247)	$(6,975,394)	(6,042)	$(1,174,750)
Equity Rotation Fund Class II
Sold	5	$55	—	$—
Issued as reinvestment of dividends	87,524	1,051,171	476,072	5,065,396
Redeemed	(1)	(7)	—	—
Net increase (decrease)	87,528	$1,051,219	476,072	$5,065,396

191

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Equity Rotation Fund Service Class I
Sold	23,795	$ 269,796	15,270	$ 174,566
Issued as reinvestment of dividends	2,837	33,710	23,247	245,021
Redeemed	(69,318)	(798,981)	(37,198)	(440,874)
Net increase (decrease)	(42,686)	$(495,475)	1,319	$(21,287)
High Yield Fund Class II
Sold	17,373	$146,121	43,206	$388,628
Issued as reinvestment of dividends	83,085	669,663	175,067	1,463,558
Redeemed	(1,075,603)	(8,974,437)	(754,126)	(6,588,447)
Net increase (decrease)	(975,145)	$(8,158,653)	(535,853)	$(4,736,261)
High Yield Fund Service Class I
Sold	543,168	$4,488,222	415,813	$3,781,894
Issued as reinvestment of dividends	349,102	2,782,342	399,069	3,304,293
Redeemed	(889,261)	(7,346,331)	(1,016,750)	(9,064,658)
Net increase (decrease)	3,009	$(75,767)	(201,868)	$(1,978,471)
Inflation-Protected and Income Fund Initial Class
Sold	1,199,233	$10,563,148	553,744	$5,503,615
Issued as reinvestment of dividends	836,987	7,055,799	2,003,503	18,612,540
Redeemed	(3,978,029)	(34,490,822)	(5,629,099)	(56,408,729)
Net increase (decrease)	(1,941,809)	$(16,871,875)	(3,071,852)	$(32,292,574)
Inflation-Protected and Income Fund Service Class
Sold	333,907	$2,905,112	833,517	$8,368,273
Issued as reinvestment of dividends	217,626	1,819,353	518,191	4,772,542
Redeemed	(921,975)	(7,924,161)	(1,137,204)	(11,080,559)
Net increase (decrease)	(370,442)	$(3,199,696)	214,504	$2,060,256
iShares 60/40 Allocation Fund Class II*
Sold	851	$7,984	2,490,000	$24,900,000
Issued as reinvestment of dividends	43,224	419,274	41,943	368,682
Redeemed	(209)	(2,003)	—	—
Net increase (decrease)	43,866	$425,255	2,531,943	$25,268,682
iShares 60/40 Allocation Fund Service Class I*
Sold	700,316	$6,466,996	663,011	$6,146,502
Issued as reinvestment of dividends	19,980	193,407	9,060	79,543
Redeemed	(28,615)	(262,603)	(73,877)	(687,112)
Net increase (decrease)	691,681	$6,397,800	598,194	$5,538,933
iShares 80/20 Allocation Fund Class II*
Sold	2,397	$22,827	2,490,000	$24,900,000
Issued as reinvestment of dividends	35,973	355,413	38,549	333,448
Redeemed	(159)	(1,539)	—	—
Net increase (decrease)	38,211	$376,701	2,528,549	$25,233,448

192

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
iShares 80/20 Allocation Fund Service Class I*
Sold	1,877,950	$ 17,278,167	2,289,567	$ 20,872,743
Issued as reinvestment of dividends	47,700	470,804	29,577	255,844
Redeemed	(299,815)	(2,736,453)	(128,144)	(1,138,800)
Net increase (decrease)	1,625,835	$15,012,518	2,191,000	$19,989,787
Managed Bond Fund Initial Class
Sold	2,400,005	$25,677,466	3,350,811	$36,390,359
Issued as reinvestment of dividends	1,954,594	20,067,803	2,275,431	25,107,989
Redeemed	(13,339,484)	(142,155,274)	(10,585,519)	(122,355,780)
Net increase (decrease)	(8,984,885)	$(96,410,005)	(4,959,277)	$(60,857,432)
Managed Bond Fund Service Class
Sold	1,017,296	$10,795,832	560,341	$6,453,682
Issued as reinvestment of dividends	626,194	6,409,411	730,320	8,029,901
Redeemed	(3,650,085)	(38,549,517)	(3,770,398)	(42,886,006)
Net increase (decrease)	(2,006,595)	$(21,344,274)	(2,479,737)	$(28,402,423)
Short-Duration Bond Fund Class II
Sold	515,781	$4,466,777	276,258	$2,497,738
Issued as reinvestment of dividends	386,532	3,331,907	420,867	3,657,335
Redeemed	(2,383,268)	(20,911,544)	(2,982,282)	(26,689,472)
Net increase (decrease)	(1,480,955)	$(13,112,860)	(2,285,157)	$(20,534,399)
Short-Duration Bond Fund Service Class I
Sold	638,869	$5,570,425	715,271	$6,435,357
Issued as reinvestment of dividends	124,669	1,070,909	116,624	1,009,962
Redeemed	(767,540)	(6,723,621)	(1,000,651)	(8,982,630)
Net increase (decrease)	(4,002)	$(82,287)	(168,756)	$(1,537,311)
Small Cap Equity Fund Initial Class
Sold	313,863	$3,063,460	305,895	$3,213,709
Issued as reinvestment of dividends	117,715	1,189,857	1,247,302	12,251,160
Redeemed	(984,791)	(9,773,972)	(1,050,503)	(11,078,528)
Net increase (decrease)	(553,213)	$(5,520,655)	502,694	$4,386,341
Small Cap Equity Fund Service Class
Sold	215,282	$2,051,684	180,761	$1,768,095
Issued as reinvestment of dividends	25,200	248,123	329,524	3,153,530
Redeemed	(444,997)	(4,317,998)	(357,752)	(3,616,982)
Net increase (decrease)	(204,515)	$(2,018,191)	152,533	$1,304,643
Strategic Emerging Markets Fund Class II
Sold	602,809	$3,057,756	806,134	$6,633,916
Issued as reinvestment of dividends	7,276	37,979	3,045,936	14,864,169
Redeemed	(1,506,581)	(7,853,658)	(1,083,784)	(7,379,284)
Net increase (decrease)	(896,496)	$(4,757,923)	2,768,286	$14,118,801

193

Notes to Financial Statements (Continued)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Strategic Emerging Markets Fund Service Class I
Sold	202,418	$ 1,044,761	244,939	$ 1,720,127
Issued as reinvestment of dividends	—	—	948,551	4,619,444
Redeemed	(385,458)	(1,996,886)	(314,578)	(1,927,646)
Net increase (decrease)	(183,040)	$(952,125)	878,912	$4,411,925
U.S. Government Money Market Fund Initial Class
Sold	108,175,141	$108,175,141	179,538,054	$179,538,054
Issued as reinvestment of dividends	10,069,658	10,069,658	2,489,672	2,489,672
Redeemed	(148,375,236)	(148,375,236)	(115,852,791)	(115,852,791)
Net increase (decrease)	(30,130,437)	$(30,130,437)	66,174,935	$66,174,935

*	Fund commenced operations on February 11, 2022.
6. Federal Income Tax Information
At December 31, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$ 629,057,092	$ 89,737,268	$ (37,897,084)	$ 51,840,184
Dynamic Bond Fund	240,013,427	3,119,076	(17,372,605)	(14,253,529)
Equity Fund	637,797,969	168,376,856	(4,439,414)	163,937,442
Equity Rotation Fund	50,634,974	3,706,637	(705,786)	3,000,851
High Yield Fund	55,855,263	883,704	(2,656,519)	(1,772,815)
Inflation-Protected and Income Fund	190,472,737	622,643	(2,717,199)	(2,094,556)
iShares 60/40 Allocation Fund	39,200,571	1,117,811	(940,690)	177,121
iShares 80/20 Allocation Fund	60,763,240	3,477,365	(480,015)	2,997,350
Managed Bond Fund	777,309,672	13,361,556	(65,439,710)	(52,078,154)
Short-Duration Bond Fund	127,141,351	1,155,996	(7,695,013)	(6,539,017)
Small Cap Equity Fund	85,920,109	42,413,291	(2,671,896)	39,741,395
Strategic Emerging Markets Fund	45,062,862	5,349,072	(2,198,963)	3,150,109

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2023, is the same for financial reporting and U.S. federal income tax purposes.
Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

194

Notes to Financial Statements (Continued)

At December 31, 2023, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Dynamic Bond Fund	$ 9,369,970	$ 26,936,901
High Yield Fund	685,475	14,761,715
Inflation-Protected and Income Fund	31,282,447	6,131,050
iShares 60/40 Allocation Fund	30,282	—
Managed Bond Fund	28,336,528	67,621,314
Short-Duration Bond Fund	6,304,612	10,956,466
Strategic Emerging Markets Fund	3,475,023	8,311,899

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.
The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2023, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$ 10,670,258	$ —
Dynamic Bond Fund	9,509,241	—
Equity Fund	16,358,595	63,223,361
Equity Rotation Fund	1,084,881	—
High Yield Fund	3,452,005	—
Inflation-Protected and Income Fund	8,875,152	—
iShares 60/40 Allocation Fund	612,681	—
iShares 80/20 Allocation Fund	826,217	—
Managed Bond Fund	26,477,214	—
Short-Duration Bond Fund	4,402,816	—
Small Cap Equity Fund	1,437,980	—
Strategic Emerging Markets Fund	37,979	—
U.S. Government Money Market Fund	10,069,662	—

195

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$ 16,279,721	$ 5,785,622	$ —
Dynamic Bond Fund	9,768,979	—	—
Equity Fund	26,709,199	76,995,750	—
Equity Rotation Fund	2,518,956	2,791,461	—
High Yield Fund	4,767,851	—	—
Inflation-Protected and Income Fund	22,108,312	1,276,770	—
iShares 60/40 Allocation Fund	421,437	—	26,788
iShares 80/20 Allocation Fund	531,668	—	57,624
Managed Bond Fund	24,664,423	8,473,467	—
Short-Duration Bond Fund	4,667,297	—	—
Small Cap Equity Fund	2,936,650	12,468,040	—
Strategic Emerging Markets Fund	1,715,405	17,768,208	—
U.S. Government Money Market Fund	2,489,674	—	—

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2023:

Amount
iShares 60/40 Allocation Fund	$ 12,873
iShares 80/20 Allocation Fund	30,512
Strategic Emerging Markets Fund	207,913

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2023, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Blend Fund	$ 12,679,159	$5,938,315	$ (47,132)	$51,840,184	$70,410,526
Dynamic Bond Fund	10,707,013	(36,306,871)	(9,069)	(14,172,299)	(39,781,226)
Equity Fund	16,807,749	8,910,737	(58,337)	163,938,113	189,598,262
Equity Rotation Fund	799,822	48,990	(673)	3,000,851	3,848,990
High Yield Fund	2,995,381	(15,447,190)	(4,962)	(1,772,815)	(14,229,586)
Inflation-Protected and Income Fund	8,441,499	(37,413,497)	(20,099)	(2,094,556)	(31,086,653)
iShares 60/40 Allocation Fund	60,375	(30,282)	—	177,121	207,214
iShares 80/20 Allocation Fund	124,546	19,597	—	2,997,350	3,141,493
Managed Bond Fund	28,562,863	(95,957,842)	(57,378)	(52,078,154)	(119,530,511)

196

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Short-Duration Bond Fund	$ 4,520,404	$ (17,261,078)	$ (8,421)	$ (6,539,016)	$ (19,288,111)
Small Cap Equity Fund	513,417	7,265,686	(7,466)	39,741,395	47,513,032
Strategic Emerging Markets Fund	282,180	(11,786,922)	(3,552)	2,909,318	(8,598,976)
U.S. Government Money Market Fund	—	—	(12,092)	—	(12,092)

During the year ended December 31, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$ (112,720)	$ —	$ 112,720
Dynamic Bond Fund	331,562	(1,247,723)	916,161
Equity Fund	(139,518)	323,135	(183,617)
Equity Rotation Fund	(1,607)	9,702	(8,095)
High Yield Fund	(11,866)	174,134	(162,268)
Inflation-Protected and Income Fund	(48,071)	(512,700)	560,771
iShares 60/40 Allocation Fund	(206)	206	–
Managed Bond Fund	(137,227)	2,807,932	(2,670,705)
Short-Duration Bond Fund	(20,138)	(30,751)	50,889
Small Cap Equity Fund	(28,768)	(802,599)	831,367
Strategic Emerging Markets Fund	(8,495)	(373,211)	381,706
U.S. Government Money Market Fund	(30,970)	(295)	31,265

The Funds did not have any unrecognized tax benefits at December 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.
7. Indemnifications
Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

197

Notes to Financial Statements (Continued)

8. New Accounting Pronouncements
In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date and is not expected to have a material impact on the financial statements.
In December 2022, FASB issued Accounting Standards Update 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”). ASU 2022-06 is an update of ASU 2020-04, which responded to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2022-06 defers the sunset date provision included in Topic 848. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.
9. Russia-Ukraine War
In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States, other countries, and certain international organizations. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. These sanctions and any other intergovernmental actions (including retaliatory actions by the Russian government) may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

198

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund (collectively, the “Funds”):
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of the Funds of MML Series Investment Fund II, including the portfolios of investments, as of December 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the MML Series Investment Fund II	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

MML Blend Fund, MML Dynamic Bond Fund,
MML Equity Fund, MML Equity Rotation Fund,
MML High Yield Fund,
MML Inflation-Protected and Income Fund,
MML Managed Bond Fund,
MML Short-Duration Bond Fund,
MML Small Cap Equity Fund,
MML Strategic Emerging Markets Fund, and
MML U.S. Government Money Market Fund
	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
MML iShares® 60/40 Allocation Fund and MML iShares® 80/20 Allocation Fund	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from February 11, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023 and the period from February 11, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

199

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, transfer agents and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2024
We have served as the auditor of one or more MassMutual investment companies since 1995.

200

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and are available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.
Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC).	113
Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2005	Retired.	113
Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Ropes & Gray LLP (counsel to the Trust and MML Advisers).	113
Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company).

201

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2005	Retired.	113
Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019; since 2023) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired.	113
Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	113
Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2012	Retired.	115^
Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company).

202

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul LaPiana^^ Year of birth: 1969	Trustee President	Since 2023 2021-2023; Since 2023	Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual.	113
Director (since 2023), President (2021-2023; since 2023), MML Advisers; Trustee (since 2023), President (2021-2023; since 2023), MassMutual Select Funds (open-end investment company); Trustee (since 2023), President (2021-2023; since 2023), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2023; since 2023), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2023; since 2023), MML Series Investment Fund (open-end investment company).

Clifford M. Noreen^^^ Year of birth: 1957	Trustee	Since 2021	Head of Global Investment Strategy (since 2019), MassMutual.	115^
Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company).

203

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk (formerly known as “Clerk”)	Since 2008 2005-2008
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).
113
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007-2016	Head of Mutual Fund Administration (since 2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company).	113
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008-2017
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company).
113
Douglas Steele Year of birth: 1975	Vice President	Since 2016
Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Interim Head of Investment Management Solutions (since 2023), Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company).
113

204

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	113

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.
**
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.
^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
^^	Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
#
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

205

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2023, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	55.38%
Equity Fund	100.00%
Equity Rotation Fund	70.63%
iShares 60/40 Allocation Fund	28.11%
iShares 80/20 Allocation Fund	35.76%
Small Cap Equity Fund	73.64%
Strategic Emerging Markets Fund	10.17%

For the year ended December 31, 2023, the following Fund(s) earned the following foreign sources of income:

Amount
iShares 60/40 Allocation Fund	$136,076
iShares 80/20 Allocation Fund	286,470
Strategic Emerging Markets Fund	458,747

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2023.
The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

206

Other Information (Unaudited)

Proxy Voting
A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC's EDGAR database on its website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC's EDGAR database on its website at http://www.sec.gov.
Monthly Reporting
The U.S. Government Money Market Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The U.S. Government Money Market Fund’s reports on Form N-MFP are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the U.S. Government Money Market Fund makes portfolio holdings information available to shareholders at https://www.massmutual.com/funds.
Quarterly Reporting
The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Forms N-PORT are available on the SEC's EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

207

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2023
Expense Examples:
The following information is in regard to expenses for the six months ended December 31, 2023:
As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2023.
Actual Expenses:
The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:
The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.44%	$1,063.90	$2.29	$1,023.00	$2.24
Service Class	1,000	0.69%	1,062.50	3.59	1,021.70	3.52
Dynamic Bond Fund
Class II	1,000	0.57%	1,042.30	2.93	1,022.30	2.91
Service Class I	1,000	0.82%	1,041.40	4.22	1,021.10	4.18
Equity Fund
Initial Class	1,000	0.43%	1,072.00	2.25	1,023.00	2.19
Service Class	1,000	0.68%	1,070.60	3.55	1,021.80	3.47
Equity Rotation Fund
Class II	1,000	0.60%	1,054.60	3.11	1,022.20	3.06
Service Class I	1,000	0.85%	1,053.70	4.40	1,020.90	4.33
High Yield Fund
Class II	1,000	0.89%	1,076.70	4.66	1,020.70	4.53
Service Class I	1,000	1.14%	1,074.90	5.96	1,019.50	5.80

208

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	0.60%	$1,030.50	$3.07	$1,022.20	$3.06
Service Class	1,000	0.85%	1,027.80	4.34	1,020.90	4.33
iShares 60/40 Allocation Fund
Class II	1,000	0.46%	1,055.90	2.38	1,022.90	2.35
Service Class I	1,000	0.71%	1,055.70	3.68	1,021.60	3.62
iShares 80/20 Allocation Fund
Class II	1,000	0.46%	1,065.40	2.39	1,022.90	2.35
Service Class I	1,000	0.71%	1,063.90	3.69	1,021.60	3.62
Managed Bond Fund
Initial Class	1,000	0.44%	1,047.70	2.27	1,023.00	2.24
Service Class	1,000	0.69%	1,046.40	3.56	1,021.70	3.52
Short-Duration Bond Fund
Class II	1,000	0.54%	1,044.00	2.78	1,022.50	2.75
Service Class I	1,000	0.79%	1,042.80	4.07	1,021.20	4.02
Small Cap Equity Fund
Initial Class	1,000	0.71%	1,078.30	3.72	1,021.60	3.62
Service Class	1,000	0.96%	1,077.00	5.03	1,020.40	4.89
Strategic Emerging Markets Fund
Class II	1,000	1.25%	1,001.10	6.30	1,018.90	6.36
Service Class I	1,000	1.50%	1,000.00	7.56	1,017.60	7.63
U.S. Government Money Market Fund
Initial Class	1,000	0.52%	1,024.60	2.65	1,022.60	2.65

*
Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2023, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

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(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of December 31, 2023, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2023, there were no reportable amendments to any provision of the Code of Ethics, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2023 and 2022 were $444,070 and $213,190, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2023 and 2022 were $0and $25,440, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2023 and 2022 were pre-approved by the committee.
(2) Not applicable.
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2023 and 2022 were $1,067,304and $626,111, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/21/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/21/2024

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	2/21/2024